UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2008

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, L.P.

Annual Report

December 31, 2008

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

The Columbia Acorn Family of Funds ("Acorn Funds") had disappointing negative returns for 2008. It was a year of unprecedented events and severe stress in financial markets. Most asset classes throughout the world suffered major reductions in market prices.

Your Trustees govern the Acorn Funds with a focus on long-term capital appreciation. We engage an investment advisor, Columbia Wanger Asset Management ("CWAM"), for that purpose as described in each fund's prospectus in accordance with the investment strategies of the respective funds. CWAM does not attempt to time the market and cash positions are not significant, with a high percentage of assets invested in a broad range of companies described in the prospectuses. Therefore, the Acorn Funds are susceptible to major changes in the market prices of those asset classes.

The Acorn Funds have had negative returns in other calendar years before 2008. All have hindered long-term results. However, time has proven to be an ally of Acorn shareholders. When market prices diminish, it can be challenging for investors to look through those results and keep their eye on the long-term objective. History has shown it is prudent to do so.

The Trustees acted on certain matters during 2008 that are noteworthy for shareholders.

•  The required market capitalization of companies eligible for investment by Acorn International Select was changed to under $25 billion. Also, the limitation on investments in securities of U.S. issuers was increased to 25% and the 15% limitation on investments in securities of emerging markets was eliminated.

•  A securities lending program designed to earn additional income for shareholders was approved along with the engagement of a lending agent and cash collateral manager. This program was initiated in the fall of 2008 and shortly thereafter it was discontinued because of the unsettled nature and uncertainty prevailing in the financial markets. The program will be initiated again when market conditions are favorable.

•  New breakpoints were added to the fee schedule of our administrative agreement with CWAM to provide additional economies of scale for shareholders if total assets of the funds increase in the future.

•  The investment minimums for the Acorn, Acorn Select and Acorn USA funds were reduced to $2,500 for most investors.

•  Michelle L. Collins was elected as a new independent trustee. She brings extraordinary qualifications to the Board. Shareholders will benefit from her contributions in the years ahead.

We have renewed the investment advisory agreement with CWAM through July 2009. We have again placed our trust in these qualified professionals and are confident that we, and our fellow shareholders, will continue to benefit from their service.

The 2008 annual report to shareholders of the Acorn Funds follows this letter. Thank you for your confidence in the Acorn Funds.

Robert E. Nason
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1

Descriptions of Indexes	2

Squirrel Chatter II: The Population Bust	3

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	23

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	35

Statement of Investments	38

Portfolio Diversification	44

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	45

Statement of Investments	46

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	52

Statement of Investments	53

Portfolio Diversification	56

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	57

Statement of Investments	58

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	61

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	70

Report of Independent Registered

Public Accounting Firm	79

Federal Income Tax Information	80

Management Fee Evaluation of the

Senior Officer	81

Board Approval of the Advisory Agreement	86

Board of Trustees and Management

of Columbia Acorn Funds	89

Columbia Acorn Family of Funds Information	93

2008 Year-End Distributions

The following table details the year-end distributions for Columbia Acorn Fund and Columbia Thermostat Fund. The other Columbia Acorn Funds did not have any distributions. The record date for Columbia Acorn Fund was December 8, 2008. The ex-dividend date was December 9, 2008, and the payable date was December 10, 2008. For Columbia Thermostat Fund, the record date was December 22, 2008. The ex-dividend date was December 23, 2008, and the payable date was December 24, 2008.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	$0.1069	$0.0144	$16.72
Columbia Thermostat Fund	None	None	$0.2345	$7.78

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 12/31/08

	NAV on 12/31/08	4th quarter*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$17.71	-25.11%	-38.55%	-8.84%	0.81%	7.43%	14.17%
Russell 2500 Index		-26.25%	-36.79%	-9.37%	-0.98%	4.08%	NA
S&P 500 Index		-21.94%	-37.00%	-8.36%	-2.19%	-1.38%	10.15%
Lipper Small-Cap Core Index		-25.49%	-35.59%	-9.29%	-1.01%	4.06%	NA
Lipper Mid-Cap Growth Index**		-26.23%	-44.04%	-8.97%	-1.18%	0.49%	NA
Columbia Acorn International (ACINX) (9/23/92)	$23.13	-22.23%	-45.89%	-5.13%	6.13%	6.56%	9.53%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index‡		-23.02%	-47.84%	-8.48%	4.20%	5.83%	6.28%
S&P Global Ex-U.S. SmallCap Index‡		-24.70%	-49.85%	-9.66%	3.06%	4.61%	5.41%
MSCI EAFE Index		-19.95%	-43.38%	-7.35%	1.66%	0.80%	4.75%
Lipper International Small/ Mid Growth Index**		-26.58%	-50.70%	-10.73%	2.32%	6.16%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$16.39	-27.96%	-39.22%	-12.03%	-1.49%	4.04%	7.44%
Russell 2000 Index		-26.12%	-33.79%	-8.29%	-0.93%	3.02%	4.69%
Lipper Small-Cap Growth Index**		-26.59%	-42.62%	-11.36%	-4.06%	0.92%	2.12%
S&P 500 Index		-21.94%	-37.00%	-8.36%	-2.19%	-1.38%	4.38%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$18.19	-20.71%	-42.10%	-1.30%	6.72%	6.43%	7.37%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index‡		-20.82%	-45.57%	-8.56%	2.88%	4.39%	4.68%
MSCI EAFE Index		-19.95%	-43.38%	-7.35%	1.66%	0.80%	1.19%
Lipper International Funds Index		-21.12%	-43.62%	-6.75%	2.15%	2.14%	2.33%
Columbia Acorn Select (ACTWX) (11/23/98)	$14.07	-30.14%	-49.18%	-12.75%	-2.64%	5.09%	5.75%
S&P MidCap 400 Index		-25.55%	-36.23%	-8.76%	-0.08%	4.46%	5.50%
Lipper Mid-Cap Growth Index		-26.23%	-44.04%	-8.97%	-1.18%	0.49%	1.79%
S&P 500 Index		-21.94%	-37.00%	-8.36%	-2.19%	-1.38%	-0.82%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$8.19	-19.26%	-30.53%	-5.82%	-0.77%	—	2.95%
S&P 500 Index		-21.94%	-37.00%	-8.36%	-2.19%	—	3.54%
Barclays Capital U.S. Aggregate Bond Index‡		4.58%	5.24%	5.51%	4.65%	—	4.65%
Barclays Capital U.S. Intermediate Credit Bond Index‡		2.72%	-2.76%	2.38%	2.52%	—	3.60%
Lipper Flexible Portfolio Funds Index		-17.18%	-30.02%	-4.73%	0.14%	—	4.41%
50/50 Blended Benchmark††		-9.22%	-17.94%	-1.35%	1.40%	—	4.36%

* Not annualized.

**New Lipper category reflects a recategorization by Lipper, Inc. of this Fund.

‡ Index name changed during the fourth quarter. For additional information, see Page 2.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no Rule 12b-1 fee. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any voluntary fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.74%. Columbia Acorn International Class Z: 0.91%. Columbia Acorn USA Class Z: 0.98%. Columbia Acorn International Select Class Z: 1.18%. Columbia Acorn Select Class Z: 0.91%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.10% and 0.95%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

†† The 50/50 Blended Benchmark is a custom supplemental benchmark established by the Advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 2.

1

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index† is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Barclays Capital U.S. Intermediate Credit Bond Index† is the intermediate component of the Barclay's Capital U.S. Credit Index. The Barclay's Capital U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 7% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index‡ is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index‡ is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index‡ is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

† In November 2008, Barclays Capital announced the rebranding of its unified family of indexes, which now includes existing Lehman Brothers indexes, under the "Barclays Capital" name. Prior to the rebranding, the Barclays Capital U.S. Aggregate Bond Index was known as the Lehman Brothers U.S. Aggregate Bond Index and the Barclays Capital U.S. Intermediate Credit Bond Index was known as the Lehman Brothers U.S. Intermediate Credit Bond Index. The rebranding of existing Lehman Brothers indexes under the Barclays Capital name is not expected to result in any changes to the constitution or calculation of the indexes and does not in any way affect the manner in which the Fund is managed or the investment objectives or principal investment strategies of the Fund, which remain unchanged.

‡ Effective October 1, 2008, Standard & Poor's implemented a new naming convention for its family of indexes. Prior to the renaming, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index was known as the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index, and the S&P Global Ex-U.S. SmallCap Index was known as the S&P/Citigroup EMI Global ex-US Index. In addition, prior to October 1, 2008, the S&P Developed Ex-U.S. Between $2 Billion to $10 Billion Index was known as the S&P/Citigroup World ex-US Cap Range $2-10B Index. These index name changes are not expected to result in any alterations to the constitution or calculation of the indexes and do not in any way affect the manner in which any Fund is managed or the investment objectives or principal investment strategies of the Funds, which remain unchanged.

2

Squirrel Chatter II: The Population Bust

Important socio-economic predictions are based on demographics. For example, virtually all of the people who will retire in 2058 are living today and retirement age, immigration and mortality trends are utilized to create assumptions that will be used to predict the number of future retirees. The labor force of 2028 and the military age population of 2025 are similarly predictable. These factors are major drivers of government burdens, GDP growth and military potential. Demographics indicate that the world is unlikely to age gracefully.

World Demographic Trends

Richard Jackson and Neil Howe's The Graying of the Great Powers provides an excellent summary of current demographic trends. Its authors conclude that, "The world is entering a demographic transformation of unprecedented dimensions...a fundamental demographic shift with no parallel in the history of humanity.... There is almost no chance that it will not happen—or that it will be reversed in our lifetime."1

The world's current great powers2 are aging at remarkably divergent rates. The United States is barely aging and has a fertility rate of 2.0 to 2.1 births per woman during child-bearing years, very near long-term zero population growth. This country is one of the youngest developed nations, and the age gap between the United States and other developed countries is projected to widen. "By the mid-2020's, the United States will be the only major developed country with more children under age 20 than elderly over age 65—and the only one whose working-age population will still be growing," write Jackson and Howe. The U.S. work force is projected to grow 14% between 2005 and 2030.3

Russian fertility rates plunged through the 1980s and rest today at 1.2 to 1.3 births. Risky lifestyles and a poor health care system have caused mortality rates to soar. Life expectancy for a Russian male has dropped to 59 years, lower than that of Bangladeshi males! Russia's working age population (those aged 20 to 64) will plunge 17% from 2005 to 2030.4 Prime Minister Vladimir Putin termed Russia's lack of births as "the most acute problem facing our country today."5

Jackson and Howe note that Japan is ground zero for demographic aging. Like Russia, its fertility rate has fallen to an average of 1.3 children per woman. In 1980, Japan was the youngest developed country, with only 9% of its population over age 65. By 2005, its elderly (those aged 65 and over) accounted for 20% of its population, making it one of the oldest developed countries. Japan's working-age population started shrinking in 2000 and from 2005 to 2030 it is expected to drop 18%.6

China's one-child policy collapsed fertility rates, which have since rebounded to 1.7 to 1.8. But China's pre-one-child-policy population bulge is aging rapidly. China's working age population will fall after 2015 and China's ratio of workers to retirees will triple from 2005 to 2030. The Chinese have relied on family rather than the government for old age support and, with shrunken families, China by 2030 could have over 100 million indigent seniors. The Asian Tigers' fertility rates range from 0.9 to 1.4, and the Tigers also are rapidly aging.7,8

There are two demographic categories of Western European countries: those with likely slow population declines and those with likely fast population drops. Slow decliners have fertility rates of around 1.8 and include the United Kingdom, France and northern Europe, except Germany. Fast decliners have fertility rates of 1.3 and include Germany and southern Europe. The working age population of Europe is projected to shrink 6% by 2030. Public pensions already cost Europe twice the percentage of GDP as compared to the United States, and will get worse. Europe's elderly will account for over 25% of its population in 2030, up from 17% in 2005.9

The image of rapidly growing populations all over the developing world is outdated. Only a few areas of the world, including sub-Saharan Africa and some Muslim countries (Iraq, Yemen, Somalia, Sudan, Afghanistan and Pakistan) have fertility rates of 4.0 or higher. Fertility has trended down in most other developing countries. In non-Muslim South Asia, including India, fertility has fallen to about 3.0. Latin America fertility has dropped to 2.5 from 6.0 in the 1960s. Turkey and Iran have current fertility

3

rates around 2.1. However, many developing countries have high percentages of women in childbearing ages, so despite declining fertility rates, their absolute numbers of youths and working age populations will grow rapidly for several decades.10

Immigration will impact the numbers in the United States and Europe. Migration is at or near records in many countries. Some 13% of the U.S. population consists of immigrants, as does 8% to 13% of France, the United Kingdom and Germany. Hispanics are the primary immigrants into the United States; most are employed and data indicates that second generation Hispanics have higher incomes than their parents. That in turn suggests higher productivity and some degree of assimilation. Muslims are the primary immigrants in many European countries; their unemployment rates are high and most of their second generation seems to be making little economic progress; many are not assimilating. This suggests future productivity problems in much of Europe, and possibly diverging national interests.11

Jackson and Howe cite numerous geopolitical implications from demographic changes. Within the developed world, only the United States will likely have the capacity to remain a great power. It was the third most populous country in the world in 1950 and is forecasted to remain so in 2050. Germany, the United Kingdom, Italy and France had populations among the top dozen countries in the world in 1950, but of them, Germany will be the leader at 26th in 2050. Western Europe and Japan will be aged and Western Europe especially will have huge public pension costs. While the United States and Western Europe each accounted for 37% of the developed world's economy in the 1980s, the U.S. will likely grow to 54% and Western Europe is projected to shrink to 23% by 2050.12 The United States' increasing relative strength will likely mean that it will need to provide for an even greater proportion of the developed world's security.

Though the U.S. share of the developed world's population and economy will rise, its share of the total world's population and economy will fall. Howe and Jackson note that 90% of the world's population growth to 2050 will occur in sub-Saharan Africa, Muslim countries and South Asia, in nations largely troubled by poverty, religious conflict or both.13

Due to the characteristics of population segments, security risks are likely to rise and peak in the 2020s. This will come at a time when most of the historically great powers are likely to have military recruiting challenges along with budget problems. Jackson and Howe also worry about the effects of aging on savings rates and creativity. In a book by Mark Steyn titled America Alone,14 the author writes that the United States should do a better job exporting its values of liberty, women's rights, freedom of speech, self reliance, decentralization and responsibility. He believes this is one way the U.S. influence can make a positive impact.

Investment Implications

Change creates investment risks and opportunities. Recognizing these powerful trends and understanding when they are likely to occur could mitigate the risks and result in profitable investments.

Studies indicate that an individual's creativity, as measured by works of art, peaks between the ages of 30 and 50 and that Nobel achievements peak when people are in their 30s.15 An aging worldwide population may make innovation more scarce and consequently more highly rewarded. Innovative companies may become less subject to competition and be more highly valued in financial markets.

Small- and mid-cap companies tend to be innovative and adaptable. Many existing companies provide goods and services to growing population segments and more will emerge in the future to do so. Our analysts will continue to pursue these opportunities around the world.

The United States has excellent prospects compared to much of the rest of the developed world. Many investment analysts have tracked the baby boomer and echo baby boomer age segments, and as a result have predicted demand for goods and services such as toys, school books, automobiles, housing, leisure items and health care. Long-term demand for leisure and health care continues to appear promising, and additional opportunities may include companies producing labor saving devices and military technology. The United States stands to benefit from woes elsewhere, as highly productive people migrate here

4

for employment and entrepreneurial opportunities, lower taxes and, in some cases, less strife.

There will continue to be investment opportunities overseas. In developed countries, companies that provide products or services to aging populations should benefit. Once the world economy recovers, capital goods suppliers to developing countries should resume growing. Developing countries that have moderate population growth and attractive climates for capitalism are likely to increase their share of world GDP and provide investment opportunities. Companies that participate in domestic growth within these countries should especially benefit.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Jackson, Richard and Howe, Neil, The Graying of the Great Powers, (Washington, D.C., Center for Strategic & International Studies, 2008), pg. 1.

2  By popular definition, the "great powers" are the worlds most powerful countries based on wealth, military strength and population.

3  Jackson, Richard and Howe, Neil, op. cit., pgs. 39-40.

4  Ibid, pg. 179.

5  "Vladimir Putin on Raising Russia's Birth Rate," Population and Development Review 32, no. 2 (June 2006).

6  Jackson, Richard and Howe, Neil, op. cit., pg. 44.

7  The Asian Tiger countries include Hong Kong, Singapore, South Korea and Taiwan.

8  Jackson, Richard and Howe, Neil, op. cit., pgs. 155, 171, 175.

9  Ibid, pg. 42.

10  Ibid, pgs. 163-176.

11  Ibid, pgs. 122-126.

12  Ibid, pgs. 191-192.

13  Ibid, pg. 194.

14  Steyn, Mark, America Alone: The End of the World As We Know It, (Washington, D.C., Regnery Publishing, Inc., 2006), pgs. 173, 205.

15  Jackson, Richard and Howe, Neil, op. cit., pg. 111.

5

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 (distribution and service) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Family of Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

July 1, 2008 – December 31, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	675.69	1,021.27	3.24	3.91	0.77
Columbia Acorn International	1,000.00	1,000.00	593.49	1,020.11	4.01	5.08	1.00
Columbia Acorn USA	1,000.00	1,000.00	664.12	1,020.01	4.27	5.18	1.02
Columbia Acorn International Select	1,000.00	1,000.00	596.61	1,018.85	5.02	6.34	1.25
Columbia Acorn Select	1,000.00	1,000.00	539.50	1,020.11	3.87	5.08	1.00
Columbia Thermostat Fund**	1,000.00	1,000.00	727.92	1,023.88	1.09	1.27	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended December 31, 2008.

**Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

6

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Fund plunged 38.55% in 2008, making it the worst year since the Fund's inception. Columbia Acorn Fund modestly underperformed most of its benchmarks as growth-oriented stocks, and surprisingly, stocks with market caps over $5 billion, tended to underperform. Much of the drop occurred in the fourth quarter, when Columbia Acorn Fund fell 25.11%, slightly less than its small- and mid-cap benchmarks. Performance comparisons are shown on Page 1.

Oil and gas prices collapsed during the second half of the year as oil demand fell and domestic gas supply increased. Energy stocks, accordingly, melted down. Oil service companies FMC Technologies and Fugro roughly halved in the quarter and were off 56% and 62%, respectively, for the year, placing them among the Fund's three largest dollar losers for both periods. Gas producers Ultra Petroleum and Carrizo Oil & Gas dropped 38% and 56% in the quarter and 52% and 71%, respectively, for the year. While we reduced some energy holdings, the sector remains an important long-term investment for the Fund. Low energy prices are causing lower capital spending and reduced future production capacity, which will likely mean improved prices and stocks when demand growth resumes.

Retail stocks were punished as consumers slashed spending. Abercrombie & Fitch was discounted by 70% during the year and ended up as the Fund's second largest dollar loser, in part because it refrained from much discounting in its stores. J. Crew Group did discount, reducing margins, but had poor sales anyway. Its stock fell 58% in the quarter and 75% for the year. We reduced holdings in retailers, generally at higher than current prices. Lousy retail sales and high debt levels swamped mall owners General Growth Properties and Forest City Enterprises. These long-time holdings fell 97% and 85%, respectively, for the year.

Some companies had fundamentals strong enough to overpower the market vortex. Philadelphia Consolidated Holding successfully sold out to Tokyo Marine, providing the Fund a 58% return for the year and its largest dollar gain. Health care information technology provider Quality Systems had fine earnings growth and its stock jumped 47% in the year. Both eked out modest gains during the fourth quarter. ITT Educational Services had excellent earnings gains and defied skeptics' concerns about student loans. It rose 17%, bringing in the largest dollar gains for the Fund in the quarter, and it was up 11% during the year.

International stocks in the Fund fell 48.65% in the year and 28.41% in the quarter,* as foreign markets generally fell more than domestic benchmarks. We trimmed foreign stocks to 6.7% of the Fund at year-end, a weighting less than half of late 2005 levels. Columbia Acorn Fund has done well with international stocks, but at this point we are finding many domestic stocks that we believe are very attractive.

As managers and shareholders of the Fund, we are distressed by market conditions and loss of shareholder wealth. The current market situation could be a buying opportunity of a lifetime or a harbinger of a long economic disaster. We note that while lagging economic indicators such as unemployment rates and consumer confidence appear dire, there have been recent improvements in credit markets as interest rate spreads are narrowing. There are no guarantees, but we see upside potential utilizing small- and mid-cap stocks as part of a diversified investment strategy. Being long-term investors, we personally purchased additional shares of the Fund in 2008.

* These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were heavily weighted toward energy during the period covered and were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2008

Inception 6/10/70	1 year	5 years	10 years
Returns before taxes	-38.55%	0.81%	7.43%
Returns after taxes on distributions	-38.79	-0.04	6.16
Returns after taxes on distributions and sale of fund shares	-24.54	1.01	6.33
Russell 2500 Index (pretax)*	-36.79	-0.98	4.08
S&P 500 Index (pretax)	-37.00	-2.19	-1.38

All results shown assume reinvestment of distributions.

*Columbia Acorn Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.74%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	People's United Connecticut Savings & Loan	2.1%
2.	ITT Educational Services Post-secondary Degree Services	1.9%
3.	Flir Systems Infrared Cameras	1.7%
4.	Expeditors International of Washington International Freight Forwarder	1.7%
5.	Ametek Aerospace/Industrial Instruments	1.4%
6.	Donaldson Industrial Air Filtration	1.3%
7.	Coach Designer & Retailer of Branded Leather Accessories	1.3%
8.	BOK Financial Tulsa-based Southwest Bank	1.2%
9.	Crown Castle International Communications Towers	1.1%
10.	Southwestern Energy Oil & Gas Producer	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through December 31, 2008

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $10.9 billion

*A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn International fell 22.23% in the final quarter of 2008, leaving the Fund with an annual decline of 45.89%. This result was 0.79% better than the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index return in the quarter, and 1.95% ahead of this benchmark for the year. The large-cap MSCI EAFE Index fell 43.38% for the annual period, registering the first year in nine in which large-cap international stocks outperformed small caps. The Fund's absolute return reflects the rout of equities globally, which fell victim to the deepening credit crisis and resulting contraction of business activity and discretionary consumer spending. Few regions or industry sectors were spared over the course of the year. Reported in U.S. dollars, small caps in every country with a sizeable market were off 40% or more in the index with the exception of Japan (-22%, buoyed by the strengthening yen) and Switzerland (-35%). The same is true of individual industry sectors—with the exception of classic defensive stocks like consumer staples, health care and utilities—which all fell at least 30%.*

Positive contributors to the Fund's relative performance included a handful of Japanese companies serving the domestic Japanese market. Cable television broadcaster Jupiter Telecommunications, pet food producer Unicharm PetCare and Daito Trust Construction, which plans and constructs small apartment buildings on behalf of Japanese landowners, were among this list.

In excess of 1% of the Fund's assets was, over the course of the year, invested in potash producers. Sociedad Quimica y Minera de Chile outperformed thanks to the potash industry's strong pricing power. The Fund took advantage of the dramatic weakness in the fourth quarter to buy another potash producer, Israel Chemicals, posting a gain in the position by year end.

The biggest losers for the year were a highly differentiated group: large positions in Hong Kong Exchanges and Clearing as well as Singapore Exchange tanked as trading volumes and new listing activity waned. We were also disappointed by the performance of suppliers to oil and gas producers, which we (wrongly) believed would prove resilient, even in an environment of falling energy prices. Though addressing very different areas within the sector, Fugro, Atwood Oceanics, and ShawCor each fell more than 55%. Finally, Greek state lottery operator Intralot fell almost 80% when the expiration of its crucial Turkish concession resulted in renegotiation at much less favorable terms.

The losses suffered by equity holders this year were unprecedented in the postwar period. While it is small consolation, it is noteworthy that over a five-year period, which approximates our typical investment horizon, the Fund has posted a positive annualized return of 6.13%, substantially ahead of benchmark indexes and peer funds, as reflected by the Lipper International Small/Mid Growth Index (+2.32% annualized). See Page 1 for additional data. For longer-term investors looking to diversify a U.S.-centric portfolio, it would also have, over that five year period, provided a diversification benefit. The annualized five-year loss on the Russell 2500 Index was 0.98% and the S&P 500 Index fell 2.19%. While economic fundamentals remain highly uncertain, and further room for pain cannot be ruled out, international small-cap stocks now trade very near the bottom of their 10-year ranges on price-to-sales and price-to-book value, measures which mitigate the effects of earnings cyclicality. This, combined with the fact that well capitalized companies with good earnings models may eventually emerge from the current turmoil in even stronger competitive positions, gives cause for some optimism, particularly for investors with a longer time horizon. We will strive to take advantage of valuation anomalies as we find them to trade up in quality and maximize the risk-adjusted expected return of the Fund.

* Source: S&P Global Ex-U.S. Between $500 Million and $5 Billion, broken out by country and GICS sectors.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2008

Inception 9/23/92	1 year	5 years	10 years
Returns before taxes	-45.89%	6.13%	6.56%
Returns after taxes on distributions	-46.05	5.38	5.60
Returns after taxes on distributions and sale of fund shares	-29.38	5.83	5.78
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)*	-47.84	4.20	5.83
S&P Global Ex-U.S. SmallCap Index (pretax)	-49.85	3.06	4.61

All results shown assume reinvestment of distributions.

*Columbia Acorn International's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.91%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	1.6%
2.	Rhoen-Klinikum (Germany) Health Care Services	1.5%
3.	Imtech (Netherlands) Engineering & Technical Services	1.2%
4.	Koninklijke TenCate (Netherlands) Advanced Textiles & Industrial Fabrics	1.2%
5.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
6.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	1.1%
7.	Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	1.1%
8.	Aryzta (Ireland) Baked Goods	1.1%
9.	Serco (United Kingdom) Facilities Management	1.1%
10.	Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through December 31, 2008

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index and the S&P Global Ex-U.S. SmallCap Index. The indexes are unmanaged and returns for both the indexes and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Prior to January 1, 2008, the Fund's primary benchmark was the S&P Global Ex-U.S. SmallCap Index. The Fund changed its primary benchmark because the investment advisor believes that the new primary benchmark is more consistent with the market capitalization range of the companies in which the Fund invests.

Total Net Assets of the Fund: $2.8 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

In terms of investing, the best thing that can be said about 2008 is that it is over. The destruction of capital caused by the credit crisis hit all areas of the market and Columbia Acorn USA was not spared. The Fund fell 27.96% in the fourth quarter while its benchmark, the Russell 2000, dropped 26.12%. For the annual period, the Fund's loss was 39.22% vs. an index decline of 33.79%. In addition to the general economic crunch, Fund performance vs. the benchmark for the year was further dampened by a spike mid-year in micro-caps. The Fund owns few of these types of stocks.

The Fund's energy and consumer stocks took the brunt of the market beating. Oil prices plummeted 55% from their mid-year peak, and energy stocks followed in tow. The value of oil service stocks FMC Technologies and Atwood Oceanics fell 49% and 58%, respectively, for the quarter and were off more than 55% for the year. U.S. natural gas producer Quicksilver Resources fell 72% in the quarter and ended the year down 82%.

Consumers cut back their spending, and retailers felt the pinch. True Religion Apparel, a maker of high-end denim clothing, fell 52% in the quarter and 41% for the year. Urban Outfitters, an apparel and home specialty goods retailer, fell 53% in the quarter and 45% for the year. Both of these stocks had strong sales growth for the first three quarters of the year, but investors seemed to fear that the fastest-growing consumer companies had the furthest to fall. Abercrombie & Fitch was down over 40% in the quarter and ended the year off 70%, as sales suffered from the company's decision to refrain from discounting their prices.

Also part of the consumer sector, Champion Enterprises, a maker of manufactured homes, was off roughly 90% for the quarter and year. Its business is concentrated in southwestern states like California and Arizona, where the housing market has collapsed not only for site-built homes but also for manufactured homes.

There were some bright spots in the period. ITT Educational Services posted a 14% increase in student enrollment as the economic slowdown, and subsequent job losses, drove people back to school. The stock was up 17% in the quarter and 11% for the year.

Smaller banks and insurance companies also bucked the downward trend. Lakeland Financial and TriCo Bancshares gained 10% and 17%, respectively, in the quarter, and posted gains of 17% (Lakeland) and 34% (TriCo) for the year. Berkshire Hills Bancorp, Pacific Continental and Valley National Bancorp posted annual gains of over 18%. These banks benefited from a decrease in competition as their big "sophisticated" bank rivals were forced to stop lending in order to conserve their depleted capital bases. Our bank winners also avoided the severe credit losses experienced by some of their more aggressive peers. Insurance company Tower Group was up 20% in the quarter and 12% for the year on signs of rising insurance prices.

Fund winners for the year also included four companies that were acquired: CNET, Collagenex Pharmaceuticals, Philadelphia Consolidated Holding and Vital Signs. Annual returns for these stocks ranged from 24% to 70%.

The economy is in a freefall and the stock market is an emotional mess. There are two ways to deal with this situation. Investors can obsess over the economic tea leaves and attempt to "time" the market by adjusting their exposure to equities vs. cash and/or adjust their portfolio mix of "early-cycle" vs. "economically-stable" industry sectors. Alternatively, investors can focus on individual stock fundamentals and attempt to identify which companies will survive and thrive once the economic turbulence subsides. We believe the latter option is the more enlightened choice and could lead to the most favorable longer-term results.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2008

Inception 9/4/96	1 year	5 years	10 years
Returns before taxes	-39.22%	-1.49%	4.04%
Returns after taxes on distributions	-39.55	-1.99	3.51
Returns after taxes on distributions and sale of fund shares	-24.69	-0.96	3.55
Russell 2000 Index (pretax)*	-33.79	-0.93	3.02

All results shown assume reinvestment of distributions.

*Columbia Acorn USA's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.98%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	ITT Educational Services Post-secondary Degree Services	3.7%
2.	ESCO Technologies Automatic Electric Meter Readers	2.8%
3.	Flir Systems Infrared Cameras	2.8%
4.	Crown Castle International Communications Towers	2.3%
5.	Ametek Aerospace/Industrial Instruments	2.2%
6.	HCC Insurance Holdings Specialty Insurance	2.0%
7.	Global Payments Credit Card Processor	1.9%
8.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.7%
9.	Valley National Bancorp New Jersey/New York Bank	1.6%
10.	Donaldson Industrial Air Filtration	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through December 31, 2008

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $944.4 million

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn International Select ended the fourth quarter down 20.71%, performing in line with the 20.82% drop of its benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. For the year, the Fund posted a 42.10% decline, outperforming the 45.57% fall in the index. It was an abysmal investment environment as equity markets throughout the world dropped in response to the deleveraging of the global economy.

During the quarter we more than doubled the Fund's exposure to Japan. At the end of the third quarter, the Fund had a roughly 10% weighting in Japan and, by year end, we had raised that weighting to 25%. Valuations in Japanese stocks have improved and, having dealt with a deleveraging economy over the past 20 years already, the country and its companies appear better able to weather this current storm. Jupiter Telecommunications is the largest cable service provider in Japan and was the Fund's top contributor for the quarter and the year, up 44% and 24%, respectively, on the strength of continued subscriber growth and smart acquisitions. Several of our new Japanese names also went right to work. Daito Trust Construction, an apartment builder, was up 40% at year end. The company has a strong niche business, good cash flow and recently started buying back shares. Nippon Building Fund, an office building real estate investment trust, gained 17% from our initial purchase in the fourth quarter. Its discount to net asset value appeared overdone when we purchased the stock and its strong funding position should enable it to manage through this more difficult period.

Outside of Japan, QIAGEN, a Dutch life science company, was up 23% in the fourth quarter and ended the year up 12%. The company has continued to demonstrate solid organic revenue growth driven by diverse product offerings in genetic analysis and diagnostics. Chilean fertilizer producer Sociedad Quimica y Minera de Chile ended the year up 34% as the late year drop in fertilizer price expectations was not enough to offset the gains made from purchasing the stock at a much cheaper valuation.

The Fund's greatest losses in the fourth quarter and the year came from RPS Group, Hexagon, Israel Chemicals, United Drug and Fugro. The United Kingdom's RPS Group is an environmental consulting and planning company. Its stock fell 55% in the quarter and was off 65% for the year on fears a drop in construction projects globally would hurt its business. Sweden's Hexagon, a maker of measurement equipment and polymers, declined for similar reasons. Israel Chemicals, a potash and specialty chemicals producer, declined on concerns that lower grain prices would force a reversal in the dramatic potash price increases seen during most of 2008. The stock was off roughly 52% for the quarter and the year. Ireland's United Drug declined 42% in the quarter and was off 46% for the year as investors became concerned about a slowdown in hospital spending and government intervention in the health care market. Dutch oilfield services company Fugro fell with oil prices, declining more than 50% for the quarter and over 55% for the year. We sold the Fund's position in this stock.

2008 was definitely a punishing year for world equity markets and Fund shareholders. The adjustments we are facing in the global economy are likely to continue, and as a result the Fund continues to shy away from those areas still most exposed to economic distress (financials, consumer stocks) and is focused on less cyclical areas (health care, business services and others). While valuations have become much more attractive, we are awaiting further signs that economic fundamentals have begun to improve before returning to more economically sensitive investments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2008

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	-42.10%	6.72%	6.43%
Returns after taxes on distributions	-42.28	6.47	6.26
Returns after taxes on distributions and sale of fund shares	-26.95	6.04	5.76
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)*	-45.57	2.88	4.39

All results shown assume reinvestment of distributions.

*Columbia Acorn International Select's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.18%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	6.4%
2.	Cephalon (United States) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	4.8%
3.	Serco (United Kingdom) Facilities Management	4.0%
4.	Rhoen-Klinikum (Germany) Health Care Services	3.8%
5.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing
6.	SES Global (France) Satellite Broadcasting Services	3.7%
7.	Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	3.4%
8.	Red Electrica de Espana (Spain) Spanish Power Grid	3.2%
9.	Synthes (Switzerland) Products for Orthopedic Surgery	2.9%
10.	Nintendo (Japan) Entertainment Software & Hardware	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through December 31, 2008

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $246.9 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Select declined 30.14% in the fourth quarter. This compares to a loss of 25.55% in the S&P MidCap 400 Index and a loss of 21.94% in the S&P 500 Index for the quarter. For the year, our Fund was down 49.18% vs. a decline in the S&P MidCap 400 of 36.23% and a decline in the S&P 500 Index of 37.00%. I am quite disappointed in the Fund's performance vs. the benchmark as well as the large destruction of our capital. We also broke our streak of beating the S&P 500. Prior to this year, Columbia Acorn Select was among only 10 open-end, U.S. mutual funds that outperformed the S&P 500 for each of the past nine years. Looking forward, our number one goal is improved performance.

Columbia Acorn Select's structure has changed a little in the last couple of months. We have sold or cut back the size of several commodity names, including Potash Corp. of Saskatchewan and Diamond Offshore Drilling. We believe that the government stimulus packages worldwide will be inflationary in the long term, but we have clearly entered a deflationary period that will probably last for a number of months. Therefore, we can find a better use for these assets than these stocks. We also sold, or are in the process of selling, some businesses in which we lost confidence in our assessment of their business models. The proceeds from all these sales have gone into businesses that we believe are solid franchises and that have a high degree of recurring revenues, such as Nalco Holding Company, Donaldson, Ametek and Amphenol.

We believe the stock market contains a number of companies that are undervalued due to a perceived bankruptcy risk. Many companies use the corporate debt market for a piece of their capital structure. If you're a company that could possibly break a debt covenant or that has to refinance debt in the next one to two years, the market has varying degrees of risk factored into your stock price. Regardless of whether or not the market rallies in coming months, the lessening of this risk could provide a big opportunity for these stocks. Over the next few quarters, if the corporate vs. U.S. Treasury bond spread continues to narrow and corporate debt issuances (refinancings) are able to resume, we believe these stocks could rally.

With these scenarios in mind, the Fund is being positioned in a barbell fashion with a large number of historically inexpensive, solid franchises with little to no credit risk on one end. On the other end, we have a handful of businesses that have some credit risk but that are being valued at levels that we believe can make them compelling investments. Examples include Conseco, Hertz and WNS.

But there are still several big negatives looming over the investment landscape. Simultaneous economic downturns in the developed markets of the United States, Europe and Japan will make exporting goods a challenge. A continued inability of companies to refinance debt at reasonable rates could force more bankruptcies and layoffs. More deleveraging of personal and corporate balance sheets will slow worldwide spending. Declining housing prices will continue to rattle everyone's confidence. In these times of extreme uncertainty, it is important that we structure the portfolio with solid companies that we believe can survive at least 12 to 24 months of very poor economic conditions. Although stock selection is always critically important, it becomes an even greater priority coming out of a prolonged recession. It's then that we believe you need some stocks that have the potential to rise significantly in a healthier economy, even if it means taking on some credit risk now. We had this very much in mind when implementing our barbell approach.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2008

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	-49.18%	-2.64%	5.09%
Returns after taxes on distributions	-49.37	-3.00	4.63
Returns after taxes on distributions and sale of fund shares	-31.37	-1.95	4.43
S&P MidCap 400 Index (pretax)*	-36.23	-0.08	4.46

All results shown assume reinvestment of distributions.

*Columbia Acorn Select's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.91%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	ITT Educational Services Post-secondary Degree Services	9.0%
2.	Safeway Supermarkets	6.3%
3.	Conseco Life, Long-term Care & Medical Supplemental Insurance	5.9%
4.	SkillSoft Web-based Learning Solutions (E-Learning)	5.1%
5.	Quanta Services Electrical & Telecom Construction Services	4.5%
6.	Waste Management U.S. Garbage Collection & Disposal	3.8%
7.	Expeditors International of Washington International Freight Forwarder	3.6%
8.	Cephalon Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	3.5%
9.	American Tower Communications Towers in USA & Mexico	3.3%
10.	JB Hunt Transport Services Truck & Intermodal Carrier	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through December 31, 2008

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter down 19.26% and fell 30.53% for the year. The Lipper Flexible Portfolio Funds Index outperformed the Fund for the quarter with a 17.18% drop and was in line with Fund performance for the year with a 30.02% decline. For additional comparative data, see Page 1 of this report.

As the following table illustrates, Columbia Thermostat's stock funds fell 21.58% in the fourth quarter and 38.65% for the year. Columbia Dividend Income Fund once again fell the least, dropping 13.61% in the quarter and 27.78% for the year. Columbia Acorn Select was the hardest hit with a 30.14% drop in the quarter and an annual decline of 49.18%.

On October 10, the S&P 500 Index dipped below 960 points. This triggered a rebalancing in the portfolio to 100% stock funds and that weighting remained in place throughout the quarter. Columbia Thermostat is designed to hold more stocks when we believe the market is cheap and fewer when the market appears to be more expensive. The dramatic declines that we experienced certainly reduced stock prices and we believe that the Fund's 100% stock exposure should benefit our shareholders when the market hits a bottom and trades within a range. However, until the market turns around, there is no bond protection in the portfolio.

The following bond performance reflects only the period of time that we held bonds in Columbia Thermostat Fund in 2008. For that short period in the fourth quarter, Fund bond holdings were off 4.20%. From the beginning of 2008, the bond portion fell 6.65%. Columbia U.S. Treasury Index Fund led bond performance, posting positive returns for both periods.

Results of the Funds Owned in Columbia Thermostat Fund

Stock Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Acorn Fund	15%	-25.11%	-38.55%
Columbia Acorn Select	10%	-30.14%	-49.18%
Columbia Marsico Growth Fund	15%	-22.78%	-41.87%
Columbia Acorn International	15%	-22.23%	-45.89%
Columbia Dividend Income Fund	20%	-13.61%	-27.78%
Columbia Large Cap Enhanced Core Fund	25%	-21.29%	-36.48%
Weighted Average Equity Return/Loss	100%	-21.58%	-38.65%
Bond Funds	Weightings	9/30/08 –	12/31/07 –
Fund	In Category	10/10/08*	10/10/08*
Columbia Intermediate Bond Fund	50%	-4.37%	-9.38%
Columbia U.S. Treasury Index Fund	30%	0.56%	5.24%
Columbia Conservative High Yield Fund	20%	-10.70%	-16.61%
Weighted Average Income Return	100%	-4.20%	-6.65%

*Returns reflect time period that bonds were held in Columbia Thermostat Fund for the quarter and year.

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 7, 2008	90% stocks, 10% bonds
October 8, 2008	95% stocks, 5% bonds
October 10, 2008	100% stocks, 0% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2008

Inception 9/25/02	1 year	5 years	Life of fund
Returns before taxes	-30.53%	-0.77%	2.95%
Returns after taxes on distributions	-31.17	-2.56	1.41
Returns after taxes on distributions and sale of fund shares	-19.50	-1.14	2.09
S&P 500 Index (pretax)*	-37.00	-2.19	3.54
Barclays Capital U.S. Aggregate Bond Index (pretax)*	5.24	4.65	4.65
Barclays Capital U.S. Intermediate Credit Bond Index (pretax)	-2.76	2.52	3.60
Lipper Flexible Portfolio Funds Index (pretax)	-30.02	0.14	4.41

All results shown assume reinvestment of distributions.

*Columbia Thermostat Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.10% and 0.95%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/08

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through December 31, 2008

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. Intermediate Credit Bond Index and the Lipper Flexible Portfolio Funds Index. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

The Barclays Capital U.S. Aggregate Bond Index became the Fund's primary benchmark for debt securities effective July 1, 2008. The Fund changed to this debt benchmark because the advisor believes it is a more appropriate comparison to the Fund's investments.

Total Net Assets of the Fund: $137.1 million

19

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Information
Akamai	0	1,400,000
Avnet	3,240,000	3,465,000
Concur Technologies	1,400,000	1,950,000
Crown Castle International	4,500,000	6,575,000
Equinix	0	400,000
FTI Consulting	420,000	540,000
Hexagon (Sweden)	4,751,000	6,100,000
Informatica	5,000,000	5,500,000
IPG Photonics	2,500,000	2,750,000
Mettler Toledo	900,000	1,150,000
PAETEC Holding	4,790,200	8,000,000
Pericom Semiconductor	630,000	915,000
Switch & Data Facilities	2,273,071	2,500,000
TW Telecom	8,500,000	9,500,000
Ultimate Software	0	750,000
Virtusa	508,987	1,000,000
VisionChina Media - ADR (China)	1,127,709	2,000,000
Zebra Technologies	1,255,000	1,400,000
Industrial Goods & Services
Airgas	1,925,000	2,075,000
Albemarle	900,000	1,350,000
HEICO	406,123	850,000
Lincoln Electric	654,903	700,000
Nalco Holding Company	820,000	2,200,000
Oshkosh Truck	2,650,000	3,500,000
Republic Services	0	1,858,500
Finance
Aaron Rents	550,000	800,000
Affiliated Managers Group	320,000	435,000
Assurant	1,200,000	2,400,000
Berkshire Hills Bancorp	0	100,000
BOK Financial	3,110,000	3,260,000
Cohen & Steers	717,395	887,395
Conseco	8,600,000	9,420,000
Eaton Vance	3,435,000	4,235,000
GATX	795,000	1,180,000
H&E Equipment Services	2,900,000	3,300,000
SeaBright Insurance Holdings	164,007	1,200,000
Stewart Information Services	867,420	909,420
Valley National Bancorp	3,000,000	3,012,100
Washington Federal	1,825,000	1,949,145
Consumer Goods & Services
American Eagle Outfitters	0	550,000
Champion Enterprises	2,800,000	4,500,000
Deckers Outdoor	0	36,093
Dollar Tree	300,000	1,550,000
GameStop	0	900,000

	Number of Shares
	09/30/08	12/31/08
Life Time Fitness	1,400,000	1,900,000
Limited Brands	0	650,000
Nordstrom	0	500,000
P.F. Chang's China Bistro	0	550,000
Polo Ralph Lauren	0	100,000
Saks	0	1,000,000
Talbots	4,223,067	4,250,000
Thor Industries	1,250,000	1,390,000
Health Care
Alexion Pharmaceuticals	2,700,000	2,850,000
BioMarin	3,041,000	4,300,000
Cepheid	1,530,000	3,100,000
eResearch Technology	3,000,000	3,935,901
Immucor	500,000	900,000
Kinetic Concepts	700,000	1,300,000
Medarex	3,050,000	4,300,000
Myriad Genetics	825,000	1,225,000
Psychiatric Solutions	1,250,000	2,200,000
QIAGEN (Netherlands)	1,600,000	2,500,000
Savient Pharmaceuticals	0	1,416,941
United Therapeutics	305,000	400,000
Energy & Minerals
Atwood Oceanics	2,400,000	3,200,000
Bristow	225,000	375,000
Oceaneering International	500,000	591,435
Other Industries
General Growth Properties	1,700,000	2,200,000
Kite Realty Group	1,720,000	1,900,000
Mapletree Logistics (Singapore)	0	40,000,000
Rush Enterprises, Class B	417,059	500,000

See accompanying notes to financial statements.

20

	Number of Shares
	09/30/08	12/31/08
Sales
Information
Activision Blizzard	1,100,000	400,000
Actuate	3,343,000	1,683,760
American Tower	3,500,000	2,250,000
Ascent Media	196,533	0
Belden CDT	2,125,000	1,290,000
Cogent Communications	4,436,134	4,300,000
General Communications	2,037,410	2,000,000
Hong Kong Exchanges and Clearing (Hong Kong)	2,500,000	2,125,000
InfoGROUP	2,000,000	1,240,000
Integrated Device Technology	2,600,000	2,110,000
Jupiter Telecommunications (Japan)	83,000	65,000
Littelfuse	1,420,000	1,000,000
Microsemi	2,340,000	2,255,000
ON Semiconductor	3,614,000	2,914,000
Polycom	2,030,000	1,805,000
Prisa	797,300	0
Quality Systems	1,950,000	1,850,000
Saga Communications	1,400,000	500,000
Sanmina-SCI	24,250,000	18,300,000
Scientific Games	1,300,000	1,000,000
Singapore Exchange (Singapore)	4,000,000	3,400,000
Tellabs	15,337,000	7,000,000
TheStreet.com	1,400,000	1,000,000
Trimble Navigation	3,240,000	2,840,000
ValueClick	188,575	0
Viad	1,750,000	1,032,075
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,822,455	2,777,000
Acuity Brands	1,700,000	1,400,000
Albany International	1,260,000	610,000
Allied Waste Industries	4,130,000	0
American Commercial Lines	1,000,000	600,000
American Reprographics	2,000,000	900,000
Carbone Lorraine (France)	267,200	189,580
Clarcor	3,500,000	3,000,000
Cytec Industries	1,000,000	750,000
Drew Industries	1,378,000	1,324,000
Imtech (Netherlands)	1,122,000	1,110,000
Intrepid Potash	101,500	0
Kansai Paint (Japan)	2,850,000	2,000,000
Kaydon	1,800,000	1,500,000
Kennametal	975,000	700,000
Martin Marietta Materials	750,000	700,000
Mine Safety Appliances	2,250,000	1,975,000
Nordson	1,250,000	1,100,000
Novozymes (Denmark)	400,000	328,000

	Number of Shares
	09/30/08	12/31/08
Pentair	2,850,000	2,600,000
Texas Industries	850,000	700,000
TrueBlue	2,300,000	1,600,000
Union Tool (Japan)	360,000	262,500
Ushio (Japan)	1,125,000	1,000,000
UTI Worldwide	2,250,000	2,100,000
Waste Connections	2,250,000	2,000,000
Watsco	1,801,600	1,075,000
Finance
Delphi Financial Group	2,000,000	1,700,000
Electro Rent	417,530	0
Glacier Bancorp	2,246,000	1,833,000
HCC Insurance Holdings	3,565,000	2,365,000
Housing Development Finance (India)	750,000	450,000
KBW	288,853	0
Lazard	600,000	0
McGrath Rentcorp	2,000,000	1,890,000
Nara Bancorp	651,293	0
People's United	12,993,899	12,743,899
Philadelphia Consolidated Holding	2,089,844	0
TCF Financial	3,750,000	3,550,000
Consumer Goods & Services
Abercrombie & Fitch	2,750,000	1,925,000
American Woodmark	600,000	0
Billabong International (Australia)	3,000,000	0
California Pizza Kitchen	800,000	0
Cheesecake Factory	1,150,000	0
Chico's FAS	4,930,000	0
Christopher & Banks	2,039,733	0
Coach	7,680,000	6,730,000
Dick's Sporting Goods	600,000	300,000
Family Dollar	950,000	0
Herman Miller	4,000,000	3,000,000
HNI	2,000,000	975,000
International Speedway	400,000	0
ITT Educational Services	2,200,000	2,150,000
J Crew Group	1,975,000	400,000
Knoll	3,800,000	3,300,000
Lululemon Athletica	700,000	0
Oxford Industries	1,069,000	0
Pool	2,890,000	2,600,000
Red Robin Gourmet Burgers	887,374	0
Royal Caribbean Cruises	1,000,000	650,000
Sonic	1,607,240	0
Under Armour	700,000	610,000
Urban Outfitters	4,850,000	3,950,000
Weight Watchers International	1,275,000	825,000

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/08	12/31/08
Sales (continued)
Health Care
Amylin	1,085,000	0
Hologic	3,516,000	2,800,000
Illumina	1,850,000	1,715,000
Owens & Minor	400,000	150,000
QLT	4,000,000	1,617,535
Vital Signs	870,000	0
Energy & Minerals
Equitable Resources	600,000	400,000
FMC Technologies	5,340,000	4,100,000
Fugro (Netherlands)	3,988,636	3,219,312
Rex Energy	1,350,000	600,000
ShawCor (Canada)	1,283,100	1,070,000
UTS Energy (Canada)	1,909,300	0
Other Industries
Federal Realty Investment Trust	860,000	810,000
Heartland Express	3,000,000	2,480,000
JB Hunt Transport Services	2,270,000	2,100,000
SL Green Realty	650,000	550,000

See accompanying notes to financial statements.

22

Columbia Acorn Fund

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 97.6%
Information 24.6%
	> Business Software 4.4%
1,850,000	Quality Systems (a)	$80,697
	IT Systems for Medical Groups & Ambulatory Care Centers
5,500,000	Informatica (a)(b)	75,515
	Enterprise Data Integration Software
1,950,000	Concur Technologies (b)	63,999
	Web Enabled Cost & Expense Management Software
12,400,000	Novell (b)	48,236
	Directory, Operating System & Identity Management Software
1,525,000	ANSYS (b)	42,532
	Simulation Software for Engineers & Designers
2,480,544	Micros Systems (b)	40,482
	Information Systems for Restaurants & Hotels
3,000,000	Red Hat (b)	39,660
	Maintenance & Support for Open Source
1,800,000	Blackbaud	24,300
	Software & Services for Non-profits
2,425,000	Kenexa (a)(b)	19,352
	Recruiting & Workforce Management Solutions
750,000	Ultimate Software (b)	10,950
	Web-based Payroll & HR Systems
3,050,000	Radiant Systems (a)(b)	10,279
	Point of Sale Systems: Convenience Stores & Restaurants
1,000,000	NetSuite (b)	8,440
	End to End IT Systems Solution Delivered Over the Web
700,000	Avid Technology (b)	7,637
	Digital Nonlinear Editing Software & Systems
1,683,760	Actuate (b)	4,984
	Information Delivery Software & Solutions
		477,063
	> Instrumentation 4.4%
6,000,000	Flir Systems (b)	184,080
	Infrared Cameras
1,150,000	Mettler Toledo (b)	77,510
	Laboratory Equipment
2,840,000	Trimble Navigation (b)	61,372
	GPS-based Instruments
2,750,000	IPG Photonics (a)(b)	36,245
	Fiber Lasers
900,000	Varian (b)	30,159
	Analytical Instruments
6,100,000	Hexagon (Sweden)	29,881
	Measurement Equipment & Polymers
600,000	Dionex (b)	26,910
	Ion & Liquid Chromatography
1,275,000	FARO Technologies (a)(b)	21,497
	Precision Measurement Equipment
400,000	Hamamatsu Photonics (Japan)	7,742
	Optical Sensors for Medical & Industrial Applications
		475,396

Number of Shares		Value (000)
	> Computer Hardware & Related Equipment 3.0%
3,800,000	Amphenol	$91,124
	Electronic Connectors
2,400,000	II-VI (a)(b)	45,816
	Laser Components
1,340,000	Dolby Laboratories (b)	43,898
	Audio Technology for Consumer Electronics
1,400,000	Zebra Technologies (b)	28,364
	Bar Code Printers
1,290,000	Belden CDT	26,935
	Specialty Cable
1,615,000	Teradata (b)	23,950
	Enterprise Data Warehouse Systems
800,000	Nice Systems - ADR (Israel) (b)	17,976
	Audio & Video Recording Solutions
655,000	Rofin-Sinar Technologies (b)	13,480
	Laser Systems
1,180,000	Stratasys (a)(b)	12,685
	Rapid Prototyping Systems
870,000	Netgear (b)	9,927
	Networking Products for Small Business & Home
280,000	Rogers (b)	7,776
	Printed Circuit Board Laminates & High-performance Foams
500,000	Intermec (b)	6,640
	Bar Code & Wireless LAN Systems
		328,571
	> Mobile Communications 1.8%
6,575,000	Crown Castle International (b)	115,588
	Communications Towers
2,250,000	American Tower (b)	65,970
	Communications Towers in USA & Mexico
1,200,000	MetroPCS Communications (b)	17,820
	Discount Cellular Telephone Services
1,500,000	Globalstar (b)	300
	Satellite Mobile Voice & Data Carrier
		199,678
	> CATV 1.5%
65,000	Jupiter Telecommunications (Japan)	67,741
	Largest Cable Service Provider in Japan
2,250,000	Discovery Communications (b)	31,860
2,250,000	Discovery Communications, Series C (b)	30,127
	CATV Programming
4,000,000	Mediacom Communications (a)(b)	17,200
	CATV Franchises
750,000	Liberty Global, Series C (b)	11,385
	CATV Franchises Outside the USA
		158,313
	> Telephone Services 1.3%
9,500,000	TW Telecom (a)(b)	80,465
	Fiber Optic Telephone/Data Services
4,300,000	Cogent Communications (a)(b)	28,079
	Internet Data Pipelines

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Telephone Services—continued
2,000,000	General Communications (b)	$16,180
	CATV, Web, Phone & Commercial Communications Provider in Alaska
8,000,000	PAETEC Holding (a)(b)	11,520
	Telephone/Data Services for Business
		136,244
	> Internet Related 1.2%
9,500,000	SkillSoft - ADR (a)(b)	67,830
	Web-based Learning Solutions (E-Learning)
400,000	Equinix (b)	21,276
	Network Neutral Data Centers
1,400,000	Akamai (b)	21,126
	Content Delivery Network (CDN) for Better Delivery of Online Content
2,500,000	Switch & Data Facilities (a)(b)	18,475
	Network Neutral Data Centers
1,000,000	TheStreet.com	2,900
	Financial Information Website Publisher
		131,607
	> Semiconductors & Related Equipment 1.2%
2,255,000	Microsemi (b)	28,503
	Analog/Mixed-signal Semiconductors
1,035,000	Supertex (a)(b)	24,851
	Mixed-signal Semiconductors
2,035,000	IXYS (a)	16,809
	Power Semiconductors
1,000,000	Littelfuse (b)	16,600
	Little Fuses
2,110,000	Integrated Device Technology (b)	11,837
	Communications Semiconductors
2,914,000	ON Semiconductor (b)	9,908
	Mixed-signal & Power Management Semiconductors
6,723,301	Everlight Electronics (Taiwan)	8,976
	LED Packager
3,000,000	Entegris (b)	6,570
	Semiconductor Wafer Shipping & Handling Products
915,000	Pericom Semiconductor (b)	5,014
	Interface Integrated Circuits (ICs) & Frequency Control Products
		129,068
	> Financial Processors 1.1%
2,774,000	Global Payments	90,960
	Credit Card Processor
2,125,000	Hong Kong Exchanges and Clearing (Hong Kong)	20,373
	Hong Kong Equity & Derivatives Market Operator
3,400,000	Singapore Exchange (Singapore)	12,182
	Singapore Equity & Derivatives Market Operator
		123,515
	> Gaming Equipment & Services 1.0%
3,750,000	Bally Technologies (a)(b)	90,112
	Slot Machines & Software
1,000,000	Scientific Games (b)	17,540
	Lottery Services Provider
		107,652

Number of Shares		Value (000)
	> Business Information & Marketing Services 0.9%
2,500,000	Navigant Consulting (a)(b)	$39,675
	Financial Consulting Firm
1,032,075	Viad (a)	25,533
	Trade Show Services, Travel & Tours
540,000	FTI Consulting (b)	24,127
	Financial Consulting Firm
1,240,000	InfoGROUP	5,878
	Business Data for Sales Leads
2,000,000	Voyager Learning (a)(b)	2,960
	Education Services for the K-12 Market
		98,173
	> Computer Services 0.7%
5,000,000	iGate (a)(b)	32,550
	IT & Business Process Outsourcing Services
1,520,000	SRA International (b)	26,220
	Government IT Services
4,600,000	Hackett Group (a)(b)	13,432
	IT Integration & Best Practice Research
1,000,000	Virtusa (b)	5,640
	Offshore IT Outsourcing
		77,842
	> Electronics Distribution 0.6%
3,465,000	Avnet (b)	63,098
	Electronic Components Distribution
		63,098
	> Telecommunications Equipment 0.5%
7,000,000	Tellabs (b)	28,840
	Telecommunications Equipment
1,805,000	Polycom (b)	24,386
	Video Conferencing Equipment
425,000	Ciena (b)	2,847
	Optical Transport & Broadband Access Equipment
		56,073
	> Satellite Broadcasting & Services 0.3%
1,250,000	SES Global (France)	24,063
	Satellite Broadcasting Services
520,000	Liberty Media - Entertainment (b)	9,090
	Satellite TV Operations & CATV Programming
		33,153
	> Contract Manufacturing 0.3%
1,275,000	Plexus (b)	21,611
	Electronic Manufacturing Services
18,300,000	Sanmina-SCI (b)	8,601
	Electronic Manufacturing Services
		30,212
	> Consumer Software 0.2%
3,200,000	THQ (b)	13,408
	Entertainment Software
400,000	Activision Blizzard (b)	3,456
	Entertainment Software
		16,864

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Advertising 0.1%
2,000,000	VisionChina Media - ADR (China) (b)	$10,920
	Advertising on Digital Screens in China's Mass Transit System
		10,920
	> Radio 0.1%
1,500,000	Cumulus Media (b)	3,735
	Radio Stations in Small Cities
1,541,000	Salem Communications (a)(b)	1,156
	Radio Stations for Religious Programming
500,000	Saga Communications (b)	825
	Radio Stations in Small- & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	233
	Spanish Language Radio Stations
		5,949
	> TV Broadcasting —%
2,500,000	Entravision Communications (a)(b)	3,900
	Spanish Language TV & Radio Stations
1,750,000	Gray Television	700
	Mid-market Affiliated TV Stations
		4,600
	> Publishing —%
833,100	Informa Group (United Kingdom)	2,956
	Global Publisher & Event Organizer
		2,956
Information: Total		2,666,947
Industrial Goods & Services 20.4%
	> Machinery 8.4%
5,000,000	Ametek	151,050
	Aerospace/Industrial Instruments
4,200,000	Donaldson (a)	141,330
	Industrial Air Filtration
3,000,000	Clarcor (a)	99,540
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (a)(b)	90,090
	Automatic Electric Meter Readers
2,600,000	Pentair	61,542
	Pumps & Water Treatment
1,430,000	MOOG (b)	52,295
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,500,000	Kaydon	51,525
	Specialized Friction & Motion Control Products
1,975,000	Mine Safety Appliances (a)	47,223
	Safety Equipment
1,350,000	Toro	44,550
	Turf Maintenance Equipment
700,000	Lincoln Electric	35,651
	Welding Equipment & Consumables
1,100,000	Nordson	35,519
	Dispensing Systems for Adhesives & Coatings
1,100,000	Pall	31,273
	Filtration & Fluids Clarification
3,500,000	Oshkosh Truck	31,115
	Specialty Truck Manufacturer

Number of Shares		Value (000)
850,000	HEICO (a)	$24,616
	FAA Approved Aircraft Replacement Parts
700,000	Kennametal	15,533
	Consumable Cutting Tools
262,500	Union Tool (Japan)	5,993
	Precision Drill Bit Manufacturer
		918,845
	> Other Industrial Services 3.2%
5,500,000	Expeditors International of Washington	182,985
	International Freight Forwarder
1,900,000	Forward Air (a)	46,113
	Freight Transportation Between Airports
2,100,000	UTI Worldwide	30,114
	Global Logistics & Freight Forwarding
1,750,000	Mobile Mini (a)(b)	25,235
	Portable Storage Units Leasing
1,110,000	Imtech (Netherlands)	18,782
	Engineering & Technical Services
1,600,000	TrueBlue (b)	15,312
	Temporary Manual Labor
800,000	Intertek Testing (United Kingdom)	9,062
	Testing, Inspection & Certification Services
615,000	TAL International Group	8,672
	Intermodal Freight Containers Leasing
900,000	American Reprographics (b)	6,210
	Document Management & Logistics
600,000	American Commercial Lines (b)	2,940
	Operator/Builder of Inland Barges
		345,425
	> Industrial Distribution 2.3%
1,300,000	WW Grainger	102,492
	Industrial Distribution
2,075,000	Airgas	80,904
	Industrial Gas Distributor
1,075,000	Watsco	41,280
	HVAC Distribution
2,000,000	Interline Brands (a)(b)	21,260
	Industrial Distribution
		245,936
	> Industrial Materials & Specialty Chemicals 2.2%
1,800,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	43,902
	Producer of Specialty Fertilizers, Lithium & Iodine
1,350,000	Albemarle	30,105
	Refinery Catalysts & Other Specialty Chemicals
328,000	Novozymes (Denmark)	26,131
	Industrial Enzymes
2,200,000	Nalco Holding Company	25,388
	Provider of Water Treatment & Process Chemicals & Services
600,000	Greif	20,058
	Industrial Packaging
500,000	Aptargroup	17,620
	Dispensing Systems for Consumer Products & Pharmaceuticals
750,000	Cytec Industries	15,915
	Aerospace Composites & Specialty Chemicals

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
1,324,000	Drew Industries (a)(b)	$15,888
	RV & Manufactured Home Components
15,000	Sika (Switzerland)	12,765
	Chemicals for Construction & Industrial Applications
2,000,000	Kansai Paint (Japan)	10,222
	Paint Producer in Japan, India, China & Southeast Asia
610,000	Albany International	7,832
	Paper Machine Clothing & Advanced Textiles
350,000	Koppers Holdings	7,567
	Integrated Provider of Carbon Compounds
189,580	Carbone Lorraine (France)	4,732
	Advanced Industrial Materials
		238,125
	> Construction 1.4%
700,000	Martin Marietta Materials	67,956
	Aggregates
2,200,000	Simpson Manufacturing	61,072
	Wall Joint Maker
700,000	Texas Industries	24,150
	Aggregates, Cement & Concrete
484,000	M/I Homes	5,101
	Home Builder
		158,279
	> Waste Management 1.0%
2,000,000	Waste Connections (b)	63,140
	Solid Waste Management
1,858,500	Republic Services	46,072
	Solid Waste Management
		109,212
	> Outsourcing Services 0.8%
2,300,000	Quanta Services (b)	45,540
	Electrical & Telecom Construction Services
2,025,000	Administaff (a)	43,902
	Professional Employer Organization
600,000	GP Strategies (b)	2,700
	Training Programs
		92,142
	> Electrical Components 0.6%
1,400,000	Acuity Brands	48,874
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	13,184
	Industrial Light Sources
		62,058
	> Conglomerates 0.3%
2,777,000	Aalberts Industries (Netherlands)	19,837
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	12,369
	Electronic Parts & Ceramics
		32,206

Number of Shares		Value (000)
	> Steel 0.2%
480,000	Haynes International (b)	$11,818
	Producer of High Performance Alloys
450,000	Commercial Metals	5,341
	Vertically Integrated Steelmaker
		17,159
Industrial Goods & Services: Total		2,219,387
Finance 15.7%
	> Insurance 4.7%
2,400,000	Assurant	72,000
	Specialty Insurance
2,365,000	HCC Insurance Holdings	63,264
	Specialty Insurance
9,420,000	Conseco (a)(b)	48,796
	Life, Long-term Care & Medical Supplement Insurance
1,300,000	Endurance Specialty Holdings	39,689
	Commercial Lines Insurance/Reinsurance
1,748,000	Leucadia National (b)	34,610
	Insurance Holding Company
1,420,000	Selective Insurance Group	32,561
	Commercial & Personal Lines Insurance
575,000	Navigators Group (b)	31,573
	Specialty Insurance
1,700,000	Delphi Financial Group	31,348
	Group Employee Benefit Products & Services
740,000	StanCorp Financial Group	30,910
	Group Life & Disability Insurance
100,000	Markel (b)	29,900
	Specialty Insurance
900,000	Tower Group	25,389
	Commercial & Personal Lines Insurance
1,000,000	Aspen Insurance	24,250
	Commercial Lines Insurance/Reinsurance
909,420	Stewart Information Services (a)	21,362
	Title Company
995,000	Protective Life	14,278
	Life Insurance
1,200,000	SeaBright Insurance Holdings (a)(b)	14,088
	Workers Compensation Insurance
		514,018
	> Banks 4.3%
3,260,000	BOK Financial	131,704
	Tulsa-based Southwest Bank
3,511,000	Associated Banc-Corp	73,485
	Midwest Bank
3,012,100	Valley National Bancorp	60,995
	New Jersey/New York Bank
2,020,000	MB Financial (a)	56,459
	Chicago Bank
3,550,000	TCF Financial	48,493
	Great Lakes Bank
1,833,000	Glacier Bancorp	34,864
	Mountain States Bank
1,200,000	TriCo Bancshares (a)	29,964
	California Central Valley Community Bank

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Banks—continued
670,000	SVB Financial Group (b)	$17,574
	Bank to Venture Capitalists
837,000	West Coast Bancorp (a)	5,516
	Portland Small Business Bank
341,296	Green Bankshares	4,621
	Tennessee Bank
200,000	First Busey	3,648
	Illinois Bank
		467,323
	> Savings & Loans 2.6%
12,743,899	People's United	227,224
	Connecticut Savings & Loan
1,949,145	Washington Federal	29,159
	Traditional Thrift
450,000	Housing Development Finance (India)	14,036
	Indian Mortgage Lender
360,000	Provident New York Bancorp	4,464
	New York State Thrift
100,000	Berkshire Hills Bancorp	3,086
	Northeast Thrift
480,321	Anchor Bancorp Wisconsin	1,326
	Wisconsin Thrift
15,090	ViewPoint Financial	242
	Texas Thrift
		279,537
	> Brokerage & Money Management 2.1%
6,448,000	SEI Investments	101,298
	Mutual Fund Administration & Investment Management
4,235,000	Eaton Vance	88,977
	Specialty Mutual Funds
435,000	Affiliated Managers Group (b)	18,235
	Asset Manager Holding Company
450,000	Investment Technology Group (b)	10,224
	Electronic Trading
887,395	Cohen & Steers	9,753
	Top REIT Fund Manager
200,000	Options Express	2,672
	On Line Options Brokerage
		231,159
	> Finance Companies 2.0%
7,235,000	AmeriCredit (a)(b)	55,276
	Auto Lending
1,890,000	McGrath Rentcorp (a)	40,370
	Temporary Space & IT Rentals
1,180,000	GATX	36,545
	Rail Car Lessor
1,545,000	World Acceptance (a)(b)	30,529
	Personal Loans
3,300,000	H&E Equipment Services (a)(b)	25,443
	Heavy Equipment Leasing
800,000	Aaron Rents	21,296
	Rent to Own

Number of Shares		Value (000)
1,500,000	CAI International (a)(b)	$4,755
	International Container Leasing & Management
1,091,000	Marlin Business Services (a)(b)	2,891
	Small Equipment Leasing
		217,105
Finance: Total		1,709,142
Consumer Goods & Services 13.4%
	> Other Consumer Services 3.0%
2,150,000	ITT Educational Services (a)(b)	204,207
	Post-secondary Degree Services
1,500,000	Career Education (b)	26,910
	Post-secondary Education
1,500,000	Universal Technical Institute (a)(b)	25,755
	Vocational Training
1,900,000	Life Time Fitness (b)	24,605
	Sport & Fitness Club Operator
825,000	Weight Watchers International	24,271
	Weight Loss Programs
2,550,000	Princeton Review (a)(b)	12,572
	College Preparation Courses
110,000	Pierre & Vacances (France)	5,844
	Vacation Apartment Lets
100,000	Lincoln Technical Institute (b)	1,325
	Vocational Training
		325,489
	> Retail 2.3%
1,550,000	Dollar Tree (b)	64,790
	Discount Retailer
3,950,000	Urban Outfitters (b)	59,171
	Apparel & Home Specialty Retailer
1,925,000	Abercrombie & Fitch	44,410
	Teen Apparel Retailer
900,000	GameStop (b)	19,494
	Video Game Specialty Retailer
700,000	PetSmart	12,915
	Pet Goods Retailer
4,250,000	Talbots (a)	10,157
	Women's Specialty Retailer
500,000	Nordstrom	6,655
	Department Store Retailer
650,000	Limited Brands	6,526
	Intimates & Personal Care Specialty Retailer
1,200,000	Gaiam (a)(b)	5,544
	Healthy Living Catalogs & E-Commerce
550,000	American Eagle Outfitters	5,148
	Teen Apparel Retailer
400,000	J Crew Group (b)	4,880
	Multi-channel Branded Retailer
1,000,000	Saks (b)	4,380
	Luxury Department Store Retailer
300,000	Dick's Sporting Goods (b)	4,233
	Sporting Goods Retailer
		248,303

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Apparel 1.6%
6,730,000	Coach (b)	$139,782
	Designer & Retailer of Branded Leather Accessories
610,000	Under Armour (b)	14,542
	Performance Apparel Wholesaler
1,150,000	True Religion Apparel (b)	14,306
	Premium Denim
100,000	Polo Ralph Lauren	4,541
	Branded Apparel Wholesaler & Retailer
36,093	Deckers Outdoor (b)	2,883
	Fashion Footwear Wholesaler
		176,054
	> Travel 1.5%
2,390,000	Vail Resorts (a)(b)	63,574
	Ski Resort Operator & Developer
2,100,000	Choice Hotels	63,126
	Franchisor of Budget Hotel Brands
4,000,000	Expedia (b)	32,960
	Online Travel Services Company
		159,660
	> Nondurables 1.5%
1,010,000	Chattem (a)(b)	72,245
	Personal Care Products
1,900,000	Helen of Troy (a)(b)	32,984
	Hair Dryers & Curling Irons
2,500,000	Jarden (b)	28,750
	Branded Household Products
450,000	Energizer Holdings (b)	24,363
	Household & Personal Care Products
		158,342
	> Food & Beverage 0.8%
1,600,000	Hansen Natural (b)	53,648
	Alternative Beverages
5,000,000	Smart Balance (a)(b)	34,000
	Healthy Food Products
156,400	Aryzta (Ireland) (b)	5,008
	Baked Goods
		92,656
	> Furniture & Textiles 0.8%
3,000,000	Herman Miller (a)	39,090
	Office Furniture
3,300,000	Knoll (a)	29,766
	Office Furniture
975,000	HNI	15,444
	Office Furniture & Fireplaces
		84,300
	> Casinos & Gaming 0.7%
1,700,000	Penn National Gaming (b)	36,346
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	31,104
	Regional Casino Operator
2,380,000	Intralot (Greece)	9,940
	Lottery & Gaming Systems & Services
		77,390

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.4%
2,600,000	Pool (a)	$46,722
	Distributor of Swimming Pool Supplies & Equipment
		46,722
	> Leisure Products 0.4%
1,416,000	Speedway Motorsports	22,812
	Motorsports Racetrack Owner & Operator
1,390,000	Thor Industries	18,320
	RV & Bus Manufacturer
640,000	Winnebago	3,859
	Premier Motor Home Maker
2,766,000	Fleetwood Enterprises (b)	277
	RV & Manufactured Home Maker
		45,268
	> Restaurants 0.2%
550,000	P.F. Chang's China Bistro (b)	11,517
	Mandarin Style Restaurants
1,800,000	AFC Enterprises (a)(b)	8,442
	Popeyes Restaurants
		19,959
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	14,679
	Event Ticket Sales
		14,679
	> Cruise Lines 0.1%
650,000	Royal Caribbean Cruises	8,938
	Largest Cruise Line
		8,938
	> Other Durable Goods —%
4,500,000	Champion Enterprises (a)(b)	2,520
	Manufactured Homes
		2,520
Consumer Goods & Services: Total		1,460,280
Health Care 12.2%
	> Biotechnology & Drug Delivery 3.3%
1,225,000	Myriad Genetics (b)	81,169
	Drugs/Diagnostics Hybrid
4,300,000	BioMarin (b)	76,540
	Biotech Focused on Orphan Diseases
1,660,000	Auxilium Pharmaceuticals (b)	47,210
	Biotech Focused on Niche Disease Areas
4,400,000	Seattle Genetics (a)(b)	39,336
	Antibody-based Therapies for Cancer
5,325,000	Nektar Therapeutics (a)(b)	29,607
	Drug Delivery Technologies
400,000	United Therapeutics (b)	25,020
	Biotech Focused on Rare Diseases
4,300,000	Medarex (b)	23,994
	Humanized Antibodies
2,910,000	Array Biopharma (a)(b)	11,786
	Drugs for Cancer & Inflammatory Diseases
2,750,000	Arena Pharmaceuticals (b)	11,468
	Novel Drug Targeting Technology

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
1,416,941	Savient Pharmaceuticals (b)	$8,204
	Biotech Company Focused on Niche Disease Areas
2,800,000	Neurogen (b)	403
	Development-stage Biotech Focused on Neurology
359,944	MicroDose Technologies (b)(c)	259
	Drug Inhaler Development
1,249,999	Perlegen Sciences (b)(c)	125
	Large Scale Gene Sequencing
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (b)(c)	28
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (b)(c)	14
	High Throughput Rational Drug Design
		355,163
	> Medical Equipment & Devices 2.9%
2,850,000	Alexion Pharmaceuticals (b)	103,141
	Biotech Focused on Orphan Diseases
1,000,000	Edwards Lifesciences (b)	54,950
	Heart Valves
1,715,000	Illumina (b)	44,676
	Leading Tools & Service Provider for Genetic Analysis
700,000	Haemonetics (b)	39,550
	Blood & Plasma Collection Equipment
2,800,000	Hologic (b)	36,596
	Diagnostic & Medical Imaging Equipment for Women's Health
1,300,000	Kinetic Concepts (b)	24,934
	Wound Healing & Tissue Repair
600,000	Orthofix International (b)	9,198
	Bone Fixation & Stimulation Devices
		313,045
	> Medical Supplies 2.7%
2,500,000	QIAGEN (Netherlands)(b)	43,900
	Life Science Company; DNA/RNA Purification
1,250,000	ICU Medical (a)(b)	41,425
	Intravenous Therapy Products
1,090,000	Henry Schein (b)	39,992
	Largest Distributor of Healthcare Products
3,100,000	Cepheid (a)(b)	32,178
	Molecular Diagnostic Company
486,000	Techne	31,357
	Cytokines, Antibodies & Other Reagents for Life Science
665,000	Idexx Laboratories (b)	23,993
	Diagnostic Equipment & Services for Veterinarians
900,000	Immucor (b)	23,922
	Automated Blood Typing
1,110,000	Luminex (b)	23,710
	Instrument/Consumables Supplier
790,000	Meridian Biosciences	20,121
	Niche Diagnostics/Life Science Company

Number of Shares		Value (000)
700,000	Cooper	$11,480
	Contact Lens Manufacturer
150,000	Owens & Minor	5,648
	Distribution of Medical Supplies
		297,726
	> Health Care Services 2.4%
2,200,000	Psychiatric Solutions (b)	61,270
	Behavioral Health Services
2,250,000	PSS World Medical (b)	42,345
	Medical Supplies
1,650,000	Rhoen-Klinikum (Germany)	39,656
	Health Care Services
1,400,000	Charles River Laboratories (b)	36,680
	Pharmaceutical Research
1,150,000	Lincare Holdings (b)	30,969
	Home Health Care Services
3,935,901	eResearch Technology (a)(b)	26,095
	Clinical Research Services
475,000	MEDNAX (b)	15,057
	Physician Management for Pediatric & Anesthesia Practices
850,000	Healthcare Services Group	13,541
	Outsourced Services to Long-term Care Industry
		265,613
	> Pharmaceuticals 0.9%
1,115,000	Cephalon (b)	85,900
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
2,456,700	United Drug (Ireland)	7,613
	Irish Pharmaceutical Wholesaler & Outsourcer
1,617,535	QLT (b)	3,898
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
		97,411
Health Care: Total		1,328,958
Energy & Minerals 7.2%
	> Oil & Gas Producers 3.9%
3,600,000	Southwestern Energy (b)	104,292
	Oil & Gas Producer
2,700,000	Ultra Petroleum (b)	93,177
	Oil & Gas Producer
1,850,000	XTO Energy	65,249
	Oil & Gas Producer
2,525,000	Carrizo Oil & Gas (a)(b)	40,652
	Explores for Natural Gas & Crude Oil
1,100,000	Range Resources	37,829
	Oil & Gas Producer
2,400,000	Tullow Oil (United Kingdom)	22,967
	Oil & Gas Producer
1,400,000	Denbury Resources (b)	15,288
	Oil Producer Using Co2 Injection
400,000	Equitable Resources	13,420
	Natural Gas Producer & Utility
1,500,000	Vaalco Energy (b)	11,160
	Oil & Gas Producer
375,000	Penn Virginia	9,743
	Diversified Energy Producer

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
5,110,550	Pacific Rubiales Energy (Canada) (b)	$9,066
	Oil Production & Exploration in Colombia
600,000	Rex Energy (b)	1,764
	Oil & Gas Producer
		424,607
	> Oil Services 3.0%
4,100,000	FMC Technologies (b)	97,703
	Oil & Gas Wellhead Manufacturer
3,219,312	Fugro (Netherlands)	92,424
	Oilfield Services
3,200,000	Atwood Oceanics (b)	48,896
	Offshore Drilling Contractor
1,055,000	Exterran Holdings (b)	22,472
	Natural Gas Compressor Rental & Fabrication
591,435	Oceaneering International (b)	17,234
	Provider of Sub-sea Services & Manufactured Products
1,070,000	ShawCor (Canada)	15,957
	Oil & Gas Pipeline Products
1,750,000	Tesco (b)	12,495
	Developing New Well Drilling Technologies
375,000	Bristow (b)	10,046
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
1,038,000	Tetra Technologies (b)	5,045
	U.S.-based Service Company with Life of Field Approach
2,983,500	Horizon North Logistics (Canada) (b)	2,103
	Provides Diversified Oil Service Offering in Northern Canada
		324,375
	> Mining 0.2%
7,725,000	Uranium One (South Africa) (b)	11,201
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,000,000	Ivanhoe Mines (Canada) (b)	2,649
	Copper Mine Project in Mongolia
		13,850
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	12,667
	Natural Gas Distribution, Pipeline Processing & Trading
		12,667
	> Alternative Energy —%
2,000,000	Synthesis Energy Systems (b)	1,360
	Owner/Operator of Gasification Plants
		1,360
Energy & Minerals: Total		776,859
Other Industries 4.1%
	> Real Estate 2.3%
810,000	Federal Realty Investment Trust	50,285
	Shopping Centers
3,300,000	Gaylord Entertainment (a)(b)	35,772
	Convention Hotels

Number of Shares		Value (000)
850,000	Digital Realty Trust	$27,922
	Technology-focused Office Buildings
715,000	Corporate Office Properties	21,950
	Office Buildings
900,000	American Campus Communities	18,432
	Student Housing
1,360,000	BioMed Realty Trust	15,939
	Life Science-focused Office Buildings
1,400,000	Extra Space Storage	14,448
	Self Storage Facilities
550,000	SL Green Realty	14,245
	Manhattan Office Buildings
2,800	Orix JREIT (Japan)	13,358
	Diversified REIT
635,000	Macerich Company	11,532
	Regional Shopping Malls
1,900,000	Kite Realty Group (a)	10,564
	Community Shopping Centers
40,000,000	Mapletree Logistics (Singapore)	9,796
	Asian Logistics Landlord
1,158,000	Forest City Enterprises, Class B (a)	7,747
	Commercial & Residential Property Developer
2,200,000	General Growth Properties	2,838
	Regional Shopping Malls
37,407	Security Capital European Realty (Luxembourg) (b)(c)(d)	—
	Self Storage Properties
		254,828
	> Transportation 1.4%
2,100,000	JB Hunt Transport Services	55,167
	Truck & Intermodal Carrier
2,480,000	Heartland Express	39,085
	Regional Trucker
38,000,000	Jiangsu Expressway (China)	28,161
	Chinese Toll Road Operator
2,250,000	Rush Enterprises, Class A (a)(b)	19,282
500,000	Rush Enterprises, Class B (a)(b)	4,095
	Truck Distribution
5,000,000	China Shipping Development (China)	5,033
	China's Dominant Shipper for Oil & Coal
		150,823
	> Regulated Utilities 0.4%
1,800,000	Northeast Utilities	43,308
	Regulated Electric Utility
		43,308
Other Industries: Total		448,959
Total Equities: 97.6% (Cost: $11,151,920)		10,610,532

See accompanying notes to financial statements.

30

Principal Amount (000)		Value (000)
Short-Term Obligations 2.7%
	>Repurchase Agreement 1.4%
$151,183	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 5/14/09, market value $154,211 (repurchase proceeds $151,183)	$151,183
		151,183
	> Commercial Paper 1.3%
50,000	Hewlett Packard (e) 0.29% Due 1/20/09	49,992
32,000	ConocoPhillips (e) 0.95% Due 1/06/09	31,996
	Toyota Motor Credit:
29,000	1.60% Due 1/08/09	28,991
22,000	0.55% Due 1/23/09	21,993
10,000	Parker-Hannifin (e) 0.35% Due 1/14/09	9,999
		142,971
Total Short-Term Obligations: (Amortized Cost: $294,154)		294,154
Total Investments: 100.3% (Cost: $11,446,074)(f)(g)		10,904,686
Cash and Other Assets Less Liabilities: (0.3)%		(33,472)
Total Net Assets: 100.0%		$10,871,214

ADR = American Depositary Receipts

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
Actuate*	5,000,000	-	3,316,240	1,683,760	$4,984	$-
Administaff	2,025,000	-	-	2,025,000	43,902	972
AFC Enterprises	1,800,000	-	-	1,800,000	8,442	-
AmeriCredit	7,235,000	-	-	7,235,000	55,276	-
Array Biopharma	2,660,000	250,000	-	2,910,000	11,786	-
Bally Technologies	3,150,000	600,000	-	3,750,000	90,112	-
Barrier Therapeutics*	1,780,000	-	1,780,000	-	-	-
Belden CDT*	2,280,000	75,000	1,065,000	1,290,000	26,935	395
BOK Financial*	3,500,000	260,000	500,000	3,260,000	131,704	2,896
CAI International	1,500,000	-	-	1,500,000	4,755	-
Carrizo Oil & Gas	1,656,000	869,000	-	2,525,000	40,652	-
Cepheid	-	3,100,000	-	3,100,000	32,178	-
Champion Enterprises	900,000	3,600,000	-	4,500,000	2,520	-
Chattem	1,010,000	-	-	1,010,000	72,245	-
Christopher & Banks*	2,800,000	-	2,800,000	-	-	504
Clarcor	3,500,000	-	500,000	3,000,000	99,540	1,155
Cogent Communications	2,836,000	1,764,000	300,000	4,300,000	28,079	-
Collagenex Pharmaceuticals*	1,200,000	-	1,200,000	-	-	-
Conseco	6,500,000	2,920,000	-	9,420,000	48,796	-
Donaldson	4,200,000	-	-	4,200,000	141,330	1,869
Drew Industries	1,378,000	-	54,000	1,324,000	15,888	-
Entravision Communications	2,500,000	-	-	2,500,000	3,900	-
Epicor*	3,500,000	-	3,500,000	-	-	-
eResearch Technology	3,000,000	935,901	-	3,935,901	26,095	-
ESCO Technologies	2,200,000	-	-	2,200,000	90,090	-
Excel Technology*	735,000	-	735,000	-	-	-
FARO Technologies	1,044,000	231,000	-	1,275,000	21,497	-
First Mutual Bancshares*	400,000	-	400,000	-	-	-
Forest City Enterprises, Class B	1,398,000	-	240,000	1,158,000	7,747	406
Forward Air	1,900,000	-	-	1,900,000	46,113	532
Fugro*	3,900,000	88,636	769,324	3,219,312	92,424	7,601
Gaiam	1,200,000	-	-	1,200,000	5,544	-
Gaylord Entertainment	2,180,000	1,120,000	-	3,300,000	35,772	-
General Communications*	2,241,000	759,000	1,000,000	2,000,000	16,180	-
Gibraltar Industries*	2,860,000	-	2,860,000	-	-	60
Glacier Bancorp*	4,246,000	-	2,413,000	1,833,000	34,864	1,525
H&E Equipment Services	600,000	2,700,000	-	3,300,000	25,443	-
Hackett Group	4,600,000	-	-	4,600,000	13,432	-
HEICO	-	850,000	-	850,000	24,616	-
Helen of Troy	1,900,000	-	-	1,900,000	32,984	-
Herman Miller	4,000,000	-	1,000,000	3,000,000	39,090	1,320
ICU Medical	1,250,000	-	-	1,250,000	41,425	-
iGate	5,000,000	-	-	5,000,000	32,550	-
II-VI	2,400,000	-	-	2,400,000	45,816	-
Informatica	4,095,000	3,105,000	1,700,000	5,500,000	75,515	-
Interline Brands	1,700,000	300,000	-	2,000,000	21,260	-
IPG Photonics	1,800,000	950,000	-	2,750,000	36,245	-
ITT Educational Services	2,000,000	200,000	50,000	2,150,000	204,207	-
IXYS	1,905,000	130,000	-	2,035,000	16,809	204
Kaydon*	1,696,000	104,000	300,000	1,500,000	51,525	1,152
Kenexa	2,425,000	-	-	2,425,000	19,352	-
Kite Realty Group	1,720,000	180,000	-	1,900,000	10,564	1,410
Knoll	3,400,000	400,000	500,000	3,300,000	29,766	1,764
Littelfuse*	1,420,000	-	420,000	1,000,000	16,600	-
Marchex*	1,700,000	-	1,700,000	-	-	54
Marlin Business Services	1,100,000	-	9,000	1,091,000	2,891	-
MB Financial	1,240,000	780,000	-	2,020,000	56,459	1,346
McGrath Rentcorp	1,700,000	300,000	110,000	1,890,000	40,370	1,506
Meadowbrook Insurance Group*	2,000,000	-	2,000,000	-	-	80

See accompanying notes to financial statements.

32

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
Mediacom Communications	1,500,000	2,500,000	-	4,000,000	$17,200	$-
Mine Safety Appliances	1,814,000	436,000	275,000	1,975,000	47,223	1,905
Mobile Mini	1,750,000	-	-	1,750,000	25,235	-
Nara Bancorp*	-	1,700,000	1,700,000	-	-	91
Navigant Consulting	2,500,000	-	-	2,500,000	39,675	-
Nektar Therapeutics	1,650,000	3,675,000	-	5,325,000	29,607	-
Neurogen*	2,300,000	500,000	-	2,800,000	403	-
Orthofix International*	1,330,000	113,000	843,000	600,000	9,198	-
Oxford Industries*	1,069,000	-	1,069,000	-	-	770
PAETEC Holding	-	8,000,000	-	8,000,000	11,520	-
Pharmacopeia*	1,675,000	325,000	2,000,000	-	-	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	31,104	-
Pool	2,890,000	-	290,000	2,600,000	46,722	1,436
Princeton Review	2,550,000	-	-	2,550,000	12,572	-
QLT*	4,000,000	-	2,382,465	1,617,535	3,898	-
Quality Systems	1,510,000	840,000	500,000	1,850,000	80,697	2,064
Radiant Systems	2,500,000	550,000	-	3,050,000	10,279	-
Red Robin Gourmet Burgers*	1,000,000	-	1,000,000	-	-	-
Rush Enterprises	956,000	1,794,000	-	2,750,000	23,377	-
Saga Communications*	1,400,000	-	900,000	500,000	825	-
Salem Communications	1,541,000	-	-	1,541,000	1,156	-
Sanmina-SCI*	29,500,000	-	11,200,000	18,300,000	8,601	-
SeaBright Insurance Holdings	-	1,200,000	-	1,200,000	14,088	-
Seattle Genetics	3,720,000	680,000	-	4,400,000	39,336	-
Shuffle Master*	2,430,000	-	2,430,000	-	-	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	67,830	-
Smart Balance	1,500,000	3,500,000	-	5,000,000	34,000	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	233	-
Stewart Information Services	500,000	409,420	-	909,420	21,362	-
Stratasys	775,000	405,000	-	1,180,000	12,685	-
Supertex	900,000	135,000	-	1,035,000	24,851	-
Switch & Data Facilities	2,000,000	500,000	-	2,500,000	18,475	-
Talbots	-	4,476,933	226,933	4,250,000	10,157	1,313
TriCo Bancshares	900,000	300,000	-	1,200,000	29,964	624
TrueBlue*	2,300,000	-	700,000	1,600,000	15,312	-
TW Telecom	8,000,000	1,500,000	-	9,500,000	80,465	-
Universal Technical Institute	1,500,000	-	-	1,500,000	25,755	-
Vail Resorts	2,390,000	-	-	2,390,000	63,574	-
Viad	1,453,000	297,000	717,925	1,032,075	25,533	240
Vital Signs*	870,000	-	870,000	-	-	278
Voyager Learning	2,000,000	-	-	2,000,000	2,960	-
Watsco*	2,375,000	-	1,300,000	1,075,000	41,280	3,729
West Bancorporation*	1,312,000	-	1,312,000	-	-	571
West Coast Bancorp	1,437,000	-	600,000	837,000	5,516	428
World Acceptance	1,675,000	-	130,000	1,545,000	30,529	-
Total of Affiliated Transactions	257,287,000	60,407,890	61,667,887	256,027,003	$3,039,466	$40,200

*  At December 31, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2008, was $3,600,014 and $3,039,466, respectively. Investments in affiliate companies represented 28.0% of the Fund's total net assets at December 31, 2008.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $426, which represented less than 0.01% of total net assets.

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Technologies	11/24/00	359,944	$2,005	$259
Perlegen Sciences	3/30/01	1,249,999	4,500	125
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	187,500	7,500	28
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	96,644	280	14
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$14,490	$426

(d)  Security has no value.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2008, these securities had an aggregate value of $91,987, which represented 0.9% of net assets.

(f)  At December 31, 2008, for federal income tax purposes cost of investments was $11,475,989 and net unrealized depreciation was $571,303 consisting of gross unrealized appreciation of $2,796,910 and gross unrealized depreciation of $3,368,213.

(g)  On December 31, 2008, the market value of foreign securities represented 6.74% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$174,943	1.61
Japan	130,609	1.20
Germany	54,335	0.50
China	44,114	0.41
Chile	43,902	0.40
United Kingdom	34,985	0.32
France	34,639	0.32
Sweden	29,881	0.27
Canada	29,775	0.27
Denmark	26,131	0.24

	Value	Percentage of Net Assets
Singapore	$21,978	0.20
Hong Kong	20,373	0.19
Israel	17,976	0.17
India	14,036	0.13
Switzerland	12,765	0.12
Ireland	12,621	0.12
South Africa	11,201	0.10
Greece	9,940	0.09
Taiwan	8,976	0.08
Luxembourg	-	-
Total Foreign Portfolio	$733,180	6.74

See accompanying notes to financial statements.

34

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Asia
> Japan
Aeon Delight	669,000	720,000
Benesse	0	407,900
Chuo Mitsui Trust Holdings	0	3,100,000
Daito Trust Construction	0	390,000
Makita	0	540,000
Miura	430,000	587,800
Rohto Pharmaceutical	0	1,100,000
Ryohin Keikaku	0	288,000
Suruga Bank	1,450,000	1,500,000
Toyo Tanso	0	116,300
Tsumura	0	115,000
Zenrin	466,900	600,000
> China
China Yurun Food	0	10,400,000
Mindray - ADR	250,000	797,000
Shandong Weigao	0	2,112,700
Sinotrans	49,000,000	54,400,000
VisionChina Media - ADR	501,906	1,000,000
> Singapore
CDL Hospitality Trust	28,000,000	30,000,000
> India
Mundra Port & Special Economic Zone	1,125,000	1,350,000
United Phosphorus	4,450,000	8,900,000
> South Korea
Taewoong	278,251	360,000
> Hong Kong
Lifestyle International	18,045,400	19,000,000
Nagacorp	50,000,000	60,000,000
> Taiwan
Formosa International Hotels	1,780,000	1,820,000
Europe
> United Kingdom
Admiral	0	600,000
Capita Group	2,970,000	3,050,000
Chemring	0	119,949
Intermediate Capital	665,500	812,677
Intertek Testing	2,500,000	2,800,000
RPS Group	6,050,000	7,523,509
Serco	3,675,000	4,650,000
> Netherlands
QIAGEN	600,000	1,300,000
> Germany
Tognum	0	656,900

	Number of Shares
	09/30/08	12/31/08
> Ireland
Aryzta	925,000	971,200
United Drug	8,040,094	8,100,000
> Sweden
Hexagon	3,933,000	4,733,000
Nobia	3,765,000	4,572,226
> Finland
Stockmann	910,000	1,310,000
> Italy
Credito EmilIano	0	913,707
GranitiFiandre	1,312,470	1,395,570
> Poland
Central European Distribution	616,000	940,000
> Greece
Intralot	3,790,000	5,090,000
> Czech Republic
Komercni Banka	98,200	114,000
Other Countries
> United States
Alexion Pharmaceuticals	0	350,000
Bristow	125,000	300,000
Cephalon	0	180,000
Oceaneering International	100,000	131,991
> Israel
Israel Chemicals	0	2,890,000
Latin America
> Brazil
Localiza Rent A Car	3,000,000	4,313,700
> Mexico
Grupo Aeroportuario del Surest - ADR	500,000	600,000
Urbi Desarrollos Urbanos	10,000,000	12,000,000

See accompanying notes to financial statements.

35

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/08	12/31/08
Sales
Asia
> Japan
As One	632,500	538,800
Asics	2,840,000	1,748,100
Cosel	1,600,000	1,300,000
FCC	1,490,000	129,500
FullCast	13,868	0
Hitachi Construction Machinery	500,000	0
Ibiden	1,101,600	800,000
Kansai Paint	8,250,000	6,550,000
Kansai Urban Banking	6,745,500	0
Keyence	97,000	80,000
Kintetsu World Express	807,700	737,000
Olympus	620,000	480,000
Point	509,000	281,480
Risa Partners	11,500	0
SYSMEX	578,000	308,000
T. Hasegawa	965,000	596,700
Topcon	3,200,000	2,400,000
Union Tool	680,000	495,800
Ushio	1,300,000	950,000
USS	246,000	178,640
Yusen Air & Sea Service	1,263,600	1,040,000
> China
China Green	32,296,500	29,837,100
China Mass Media	1,174,000	0
China Shipping Development	18,368,000	13,120,000
Hopewell Highway Infrastructure	30,000,000	25,645,500
Lenovo Group	45,680,700	0
TPV Technology	36,250,000	0
Travelsky Technology	18,816,800	0
> Singapore
ComfortDelGro	20,000,000	18,060,000
Singapore Exchange	10,000,000	6,900,000
> India
Housing Development Finance	750,000	450,000
JSW Steel	296,320	0
Shree Cement	205,544	0
Shriram Transport Finance	2,000,000	1,600,000
> South Korea
Mirae Asset Securities	127,700	0
> Hong Kong
Hong Kong Aircraft Engineering	1,799,800	1,099,800
> Taiwan
Everlight Electronics	7,144,793	5,844,793
GeoVision	1,500,000	0
President Chain Store	7,140,000	6,770,000
Wah Lee Industrial	7,726,635	3,473,635

	Number of Shares
	09/30/08	12/31/08
Europe
> United Kingdom
Northgate	3,750,000	781,140
Randgold Resources - ADR	640,000	400,000
Smith & Nephew	3,000,000	2,950,000
Tullow Oil	800,000	690,000
> Netherlands
Fugro	1,438,113	686,527
Koninklijke TenCate	1,566,533	1,556,239
Vopak	500,000	372,000
Wavin	1,531,526	472,994
> Germany
Elringklinger	1,300,000	1,000,000
Hamburger Hafen und Logistik	210,000	140,000
MPC Muenchmeyer Petersen Capital	244,563	0
Rational	200,000	186,832
Vossloh	300,000	200,000
Wincor Nixdorf	600,000	524,000
> France
April Group	350,000	0
Carbone Lorraine	427,200	309,390
Ciments Francais	100,000	0
Hi-Media	1,156,500	998,839
Meetic	410,000	301,318
Norbert Dentressangle	369,635	259,616
Pierre & Vacances	206,000	171,700
Rubis	313,310	219,084
SES Global	1,823,400	1,447,000
Trigano	656,700	0
> Switzerland
Burckhardt Compression	100,000	85,000
Kuehne & Nagel	525,000	425,000
> Sweden
Hexpol	1,078,950	1,064,012
Holmen	580,000	0
Niscayah Group AB	11,000,000	8,719,516
> Finland
Cargotec	525,000	0
> Italy
Amplifon	5,000,000	0
Sabaf	375,000	248,859
> Poland
ING Bank Slaski	115,200	65,296
> Spain
Prisa	1,630,164	0

See accompanying notes to financial statements.

36

	Number of Shares
	09/30/08	12/31/08
Europe—continued
> Denmark
Novozymes	265,000	205,000
> Austria
Zumtobel	286,377	0
> Norway
Kongsberg Automotive	2,882,600	0
Other Countries
> United States
FMC Technologies	758,000	410,000
Tesco	370,000	324,000
> Australia
Australian Stock Exchange	850,000	636,000
Billabong International	3,500,000	2,882,000
Perpetual Trustees	800,000	716,000
> South Africa
Mr. Price	7,600,000	4,600,000
Uranium One	4,299,000	3,049,000
> Canada
Horizon North Logistics	2,878,800	2,262,100
ShawCor	1,860,000	1,710,000
UTS Energy	2,425,600	1,600,000
Latin America
> Mexico
Financiera Independencia	5,309,000	2,340,725
> Chili
Sociedad Quimica y Minera de Chile - ADR	1,600,000	1,220,000

See accompanying notes to financial statements.

37

Columbia Acorn International

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 96.4%
Asia 41.6%
	> Japan 23.1%
43,500	Jupiter Telecommunications	$45,334
	Largest Cable Service Provider in Japan
6,550,000	Kansai Paint	33,475
	Paint Producer in Japan, India, China & Southeast Asia
3,000,000	Kamigumi	26,866
	Port Cargo Handling & Logistics
4,800	Osaka Securities Exchange	21,341
	Osaka Securities Exchange
720,000	Aeon Delight	20,902
	Facility Maintenance & Management
1,900	Nippon Building Fund	20,854
	Office REIT
554,300	Unicharm PetCare	20,562
	Pet Food & Pet Toiletries
390,000	Daito Trust Construction	20,421
	Apartment Builder
407,900	Benesse	17,827
	Education Service Provider
904,300	Glory	17,687
	Currency Handling Systems & Related Equipment
3,600	Orix JREIT	17,174
	Diversified REIT
880,000	Aeon Mall	16,989
	Suburban Shopping Mall Developer, Owner & Operator
800,000	Ibiden	16,492
	Electronic Parts & Ceramics
80,000	Keyence	16,380
	Sensors & Measuring Devices for Automation
281,480	Point	15,491
	Apparel Specialty Retailer
1,100,000	Rohto Pharmaceutical	15,290
	Health & Beauty Products
3,100,000	Chuo Mitsui Trust Holdings	15,150
	Trust Bank
1,500,000	Suruga Bank	14,856
	Regional Bank
587,800	Miura	14,546
	Industrial Boiler
737,000	Kintetsu World Express	14,528
	Airfreight Logistics
643,000	Ain Pharmaciez (a)	14,232
	Dispensing Pharmacy/Drugstore Operator
1,748,100	Asics	14,096
	Footwear & Apparel
288,000	Ryohin Keikaku	13,654
	Specialty Retail
1,040,000	Yusen Air & Sea Service	13,158
	Airfreight Logistics
950,000	Ushio	12,524
	Industrial Light Sources
3,050	Fukuoka	12,284
	Diversified REIT in Fukuoka
193,000	Nakanishi	12,218
	Dental Tools & Machinery

Number of Shares		Value (000)
540,000	Makita	$12,044
	Power Tools
495,800	Union Tool	11,320
	Precision Drill Bit Manufacturer
308,000	SYSMEX	11,308
	In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer
580,000	Hamamatsu Photonics	11,226
	Optical Sensors for Medical & Industrial Applications
950,000	NGK Insulators	10,692
	Ceramic, Power & Electronics Parts
2,400,000	Topcon	10,497
	Positioning & Medical Instrument
1,300,000	Cosel	10,480
	Industrial Standard Switching Power Supply System
538,800	As One	10,434
	Scientific Supplies Distributor
480,000	Olympus	9,639
	Medical Equipment & Cameras
10,811	Wacom	9,564
	Computer Graphic Illustration Devices
178,640	USS	9,452
	Used Car Auctioneer
596,700	T. Hasegawa	8,038
	Industrial Flavors & Fragrances
2,000	Seven Bank	7,650
	ATM Processing Services
600,000	Zenrin	7,340
	Map Content Publisher
785,000	Tamron	6,940
	Camera Lens Maker
5,200	Nippon Residential Investment	4,821
	Residential REIT
116,300	Toyo Tanso	4,481
	Carbon & Graphite Products for Industrial Use
115,000	Tsumura	4,266
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
129,500	FCC	1,094
	Auto/Motorcycle Clutches
		655,617
	> China 5.1%
34,614,000	Jiangsu Expressway	25,652
	Chinese Toll Road Operator
29,837,100	China Green	23,850
	Agricultural Grower & Processor in China
797,000	Mindray - ADR	14,346
	Medical Device Manufacturer
25,645,500	Hopewell Highway Infrastructure	14,302
	Guangdong Tollroad Leading to Hong Kong & Macau
13,120,000	China Shipping Development	13,205
	China's Dominant Shipper for Oil & Coal
10,400,000	China Yurun Food	12,305
	Meat Processor in China
54,400,000	Sinotrans	10,611
	Largest Integrated Logistics Player in China

See accompanying notes to financial statements.

38

Number of Shares		Value (000)
	> China—continued
15,300,000	Fu Ji Food & Catering Services	$8,189
	Food Catering Service Provider in China
282,500	ZhongDe Waste Technology	5,480
	Solid Municipal Waste & Medical Waste Incinerator Manufacturer
1,000,000	VisionChina Media - ADR (b)	5,460
	Advertising on Digital Screens in China's Mass Transit System
34,000,000	Xinyu Hengdeli	5,306
	High-end Watch Retailer in China
151,000,000	RexCapital Finance (b)	3,646
	Chinese Lottery
2,112,700	Shandong Weigao	3,217
	Vertical Integrated Hospital Consumable Manufacturer
		145,569
	> Singapore 3.3%
6,900,000	Singapore Exchange	24,723
	Singapore Equity & Derivatives Market Operator
80,094,525	Mapletree Logistics	19,615
	Asian Logistics Landlord
18,060,000	ComfortDelGro	18,282
	Taxi & Mass Transit Service
20,000,000	OLAM	16,115
	Agriculture Supply Chain Manager
30,000,000	CDL Hospitality Trust	15,351
	Singapore Hotel Operator
		94,086
	> India 2.8%
8,900,000	United Phosphorus	20,203
	Off-patent Crop Protection Chemicals
1,008,727	Asian Paints	18,774
	India's Largest Paint Company
450,000	Housing Development Finance	14,036
	Indian Mortgage Lender
1,700,000	Jain Irrigation Systems	12,422
	Agricultural Micro-irrigation Systems & Food Processing
1,350,000	Mundra Port & Special Economic Zone	9,133
	Indian West Coast Shipping Port
1,600,000	Shriram Transport Finance	6,558
	Truck Financing in India
		81,126
	> South Korea 2.8%
1,192,000	Woongjin Coway (b)	25,610
	South Korean Household Appliance Rental Service Provider
360,000	Taewoong	22,322
	A Player in the Niche Customized Forging Market
148,000	MegaStudy (b)	21,834
	Online Education Service Provider
915,000	Sung Kwang Bend (b)	9,348
	A Large Customized Industrial Pipe Fitting Manufacturer
		79,114

Number of Shares		Value (000)
	> Hong Kong 2.3%
3,000,000	Hong Kong Exchanges and Clearing	$28,762
	Hong Kong Equity & Derivatives Market Operator
19,000,000	Lifestyle International	19,372
	Mid to High-end Department Store Operator in Hong Kong & China
1,099,800	Hong Kong Aircraft Engineering	9,083
	Aircraft Maintenence, Repair & Overhaul Operator
60,000,000	NagaCorp	8,305
	Monopoly Casino in Central Cambodia
24,194,700	Global Digital Creations (b)	312
	Digital Cinema Solution Provider/ Network Operator
		65,834
	> Taiwan 1.6%
1,820,000	Formosa International Hotels	18,296
	Hotel, Food & Beverage Operation & Hospitality Management Services
6,770,000	President Chain Store	16,257
	Taiwan's Number One Convenience Chain Store Operator
5,844,793	Everlight Electronics	7,803
	LED Packager
3,473,635	Wah Lee Industrial	2,217
	Distributor of Chemicals, Materials & Equipment
		44,573
	> Indonesia 0.6%
89,273,600	Perusahaan Gas Negara	16,142
	Gas Pipeline Operator
		16,142
Asia: Total		1,182,061
Europe 39.3%
	> United Kingdom 7.3%
3,050,000	Capita Group	32,498
	White Collar, Back Office Outsourcing
2,800,000	Intertek Testing	31,716
	Testing, Inspection & Certification Services
4,650,000	Serco	30,264
	Facilities Management
2,950,000	Smith & Nephew	18,717
	Medical Equipment & Supplies
400,000	Randgold Resources - ADR	17,568
	Gold Mining in Western Africa
1,340,000	Rotork	15,314
	Valve Actuators for Oil & Water Pipelines
7,523,509	RPS Group	15,269
	Environmental Consulting & Planning
2,884,000	Informa Group	10,233
	Global Publisher & Event Organizer
1,000,000	Keller Group	8,311
	International Ground Engineering Specialist
600,000	Admiral	7,925
	United Kingdom Auto Insurer
812,677	Intermediate Capital	7,584
	European Provider of Mezzanine Capital
690,000	Tullow Oil	6,603
	Oil & Gas Producer

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> United Kingdom—continued
119,949	Chemring	$3,377
	Defense Manufacturer of Countermeasures & Energetics
781,140	Northgate	868
	Light Commercial Vehicle Rental Specialist
		206,247
	> Netherlands 6.6%
2,095,000	Imtech	35,449
	Engineering & Technical Services
1,556,239	Koninklijke TenCate (a)	35,161
	Advanced Textiles & Industrial Fabrics
1,300,000	QIAGEN (b)	22,718
	Life Science Company; DNA/RNA Purification
686,527	Fugro	19,710
	Oilfield Services
1,385,000	Unit 4 Agresso (a)	15,304
	Business & Security Software
303,934	Smit Internationale	14,946
	Harbor & Offshore Towage & Marine Services
1,088,187	Arcadis	14,346
	Engineering Consultant
1,992,322	Aalberts Industries	14,232
	Flow Control & Heat Treatment
372,000	Vopak	14,115
	World's Largest Operator of Petroleum & Chemical Storage Terminals
472,994	Wavin	1,546
	Largest European Plastic Pipe Systems Company
		187,527
	> Germany 6.4%
1,800,000	Rhoen-Klinikum	43,261
	Health Care Services
850,000	CTS Eventim	28,684
	Event Ticket Sales
524,000	Wincor Nixdorf	24,983
	Retail POS Systems & ATM Machines
200,000	Vossloh	22,519
	Rail Infrastructure & Diesel Locomotives
186,832	Rational	22,166
	Commercial Oven Manufacturer
918,000	Takkt	10,280
	Mail Order Retailer of Office & Warehouse Durables
1,000,000	Elringklinger	9,690
	Automobile Components
656,900	Tognum	8,391
	Diesel Engines for Drive & Power Generation Systems
354,500	Deutsche Beteiligungs	6,110
	Private Equity Investment Management
140,000	Hamburger Hafen und Logistik	4,663
	Terminal Operator at the Hamburg Port
		180,747
	> France 4.6%
1,447,000	SES Global	27,856
	Satellite Broadcasting Services
280,000	Neopost	25,344
	Postage Meter Machines

Number of Shares		Value (000)
250,000	Iliad	$21,653
	Alternative Internet & Telecoms Provider
219,084	Rubis	13,801
	Tank Storage & Liquefied Petroleum Gas Supplier
259,616	Norbert Dentressangle	9,943
	Transport
190,000	Eurofins Scientific	9,415
	Food Screening & Testing
171,700	Pierre & Vacances	9,122
	Vacation Apartment Lets
309,390	Carbone Lorraine	7,722
	Advanced Industrial Materials
301,318	Meetic (b)	4,421
	Dating Services
998,839	Hi-Media (b)	2,253
	Leading Online Advertiser in Europe
		131,530
	> Switzerland 3.3%
425,000	Kuehne & Nagel	27,556
	Freight Forwarding/Logistics
250,000	Geberit	26,933
	Plumbing Supplies
20,660	Sika	17,582
	Chemicals for Construction & Industrial Applications
85,000	Burckhardt Compression	12,252
	Gas Compression Pumps
11,000	Givaudan	8,665
	Fragrances & Flavors
		92,988
	> Ireland 2.3%
971,200	Aryzta (b)	31,100
	Baked Goods
8,100,000	United Drug	25,101
	Irish Pharmaceutical Wholesaler & Outsourcer
560,000	Paddy Power	10,483
	Irish Betting Services
		66,684
	> Sweden 2.0%
4,733,000	Hexagon	23,185
	Measurement Equipment & Polymers
3,235,000	SWECO	14,442
	Engineering Consultants
4,572,226	Nobia	9,880
	Kitchen Cabinet Manufacturing & Distribution
8,719,516	Niscayah Group AB	7,445
	Commercial Security Installation & Service
1,064,012	Hexpol (b)	2,340
	Formulation & Production of Polymers
		57,292
	> Finland 1.7%
1,756,000	Poyry	19,385
	Engineering Consultants
1,310,000	Stockmann	17,979
	Department Stores in Finland, Baltics & Russia
2,170,000	Ramirent	9,929
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		47,293

See accompanying notes to financial statements.

40

Number of Shares		Value (000)
	> Italy 1.2%
14,667,000	CIR	$15,104
	Italian Holding Company
1,395,570	GranitiFiandre	6,436
	Innovative Stoneware
248,859	Sabaf	5,217
	Supplier to White Goods Original Equipment Manufacturer
913,707	Credito EmilIano	4,768
	Italian Regional Bank
553,113	Cobra Automotive (b)	1,784
	Electronic Car Theft Protection
		33,309
	> Poland 1.0%
940,000	Central European Distribution (b)	18,518
	Vodka Production & Alcohol Distribution
65,296	ING Bank Slaski	9,497
	Polish Universal Bank
		28,015
	> Greece 0.7%
5,090,000	Intralot	21,258
	Lottery & Gaming Systems & Services
		21,258
	> Spain 0.7%
400,000	Red Electrica de Espana	20,265
	Spanish Power Grid
		20,265
	> Czech Republic 0.6%
114,000	Komercni Banka	17,721
	Leading Czech Universal Bank
		17,721
	> Denmark 0.6%
205,000	Novozymes	16,332
	Industrial Enzymes
		16,332
	> Russia 0.3%
775,000	Novolipetsk Steel - GDR	7,905
	Vertically Integrated Steel Producer, Mini Mill Operator & Scrap Collector
344,171	RosBusinessConsulting - ADR (b)	731
	Financial Information, Media & IT Services in Russia
		8,636
Europe: Total		1,115,844
Other Countries 10.7%
	> United States 2.9%
1,290,000	Atwood Oceanics (b)	19,711
	Offshore Drilling Contractor
180,000	Cephalon (b)	13,867
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
350,000	Alexion Pharmaceuticals (b)	12,667
	Biotech Focused on Orphan Diseases
690,000	BioMarin (b)	12,282
	Biotech Focused on Orphan Diseases

Number of Shares		Value (000)
410,000	FMC Technologies (b)	$9,770
	Oil & Gas Wellhead Manufacturer
300,000	Bristow (b)	8,037
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
131,991	Oceaneering International (b)	3,846
	Provider of Sub-sea Services & Manufactured Products
324,000	Tesco (b)	2,314
	Developing New Well Drilling Technologies
		82,494
	> Australia 2.6%
7,140,000	Sino Gold (b)	25,019
	Gold Mining in The People's Republic of China
716,000	Perpetual Trustees	18,670
	Mutual Fund Management
2,882,000	Billabong International	16,117
	Action Sports Apparel Brand Manager
636,000	Australian Stock Exchange	14,851
	Australian Equity & Derivatives Market Operator
		74,657
	> South Africa 2.3%
1,560,000	Naspers	28,356
	Media & Education in Africa & Other Emerging Markets
1,440,000	Impala Platinum Holdings	21,247
	Platinum Group Metals Mining & Refining
4,600,000	Mr. Price	12,361
	South African Retailer of Apparel, Household Goods & Sporting Goods
3,049,000	Uranium One (b)	4,421
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		66,385
	> Canada 1.6%
1,710,000	ShawCor	25,501
	Oil & Gas Pipeline Products
670,000	CCL	13,568
	Leading Global Label Manufacturer
850,000	Ivanhoe Mines (b)	2,252
	Copper Mine Project in Mongolia
2,262,100	Horizon North Logistics (b)	1,594
	Provides Diversified Oil Service Offering in Northern Canada
1,600,000	UTS Energy (b)	1,037
	Operator of Canadian Oil Sands Mines
328,100	Xtreme Coil Drilling (b)	409
	Land Driller with New Generation Drilling Technology
		44,361
	> Israel 0.7%
2,890,000	Israel Chemicals	20,205
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		20,205
	> New Zealand 0.4%
6,102,440	Sky City Entertainment	11,177
	Casino/Entertainment Complex
		11,177

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR	$5,624
	Largest Retail Bank in Kazakhstan
		5,624
Other Countries: Total		304,903
Latin America 4.8%
	> Brazil 2.3%
4,300,000	Suzano (b)	22,593
	Brazilian Pulp & Paper Producer
3,000,000	Porto Seguro	16,953
	Auto & Life Insurance
4,313,700	Localiza Rent A Car	13,339
	Car Rental
1,500,000	Natura Cosmeticos	12,350
	Direct Retailer of Cosmetics
		65,235
	> Mexico 1.4%
600,000	Grupo Aeroportuario del Surest - ADR	22,428
	Cancun & Cozumel Airport Operator
12,000,000	Urbi Desarrollos Urbanos (b)	16,377
	Affordable Housing Builder
2,340,725	Financiera Independencia	1,183
	Mexican Micro-finance Lender
		39,988
	> Chile 1.1%
1,220,000	Sociedad Quimica y Minera de Chile - ADR	29,756
	Producer of Specialty Fertilizers, Lithium & Iodine
		29,756
Latin America: Total		134,979
Total Equities: 96.4% (Cost: $3,284,962)		2,737,787
Short-Term Obligations 2.5%
	> Repurchase Agreement 1.5%
$42,971	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15, market value $43,835 (repurchase proceeds $42,971)	42,971
		42,971

Principal Amount (000)		Value (000)
	> Commercial Paper 1.0%
$13,800	ConocoPhillips (c) 0.35% Due 1/12/09	$13,798
13,500	Toyota Motor Credit 1.40% Due 1/09/09	13,496
		27,294
Total Short-Term Obligations: (Amortized Cost: $70,265)		70,265
Total Investments: 98.9% (Cost: $3,355,227)(d)(e)		2,808,052
Cash and Other Assets Less Liabilities: 1.1%		32,515
Total Net Assets: 100%		$2,840,567

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

42

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
Ain Pharmaciez	643,000	-	-	643,000	$14,232	$115
FullCast*	14,000	-	14,000	-	-	-
Kongsberg Automotive*	2,774,800	240,000	3,014,800	-	-	-
Koninklijke TenCate	1,096,000	470,533	10,294	1,556,239	35,161	1,905
Northgate*	2,500,000	1,250,000	2,968,860	781,140	868	1,402
Unit 4 Aggresso	1,385,000	-	-	1,385,000	15,304	458
Total of Affiliated Transactions	8,412,800	1,960,533	6,007,954	4,365,379	$65,565	$3,880

*  At December 31, 2008, the Fund owned less than five percent or more of the following company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2008, was $77,796 and $65,565, respectively. Investments in affiliated companies represented 2.3% of total net assets at December 31, 2008.

(b)  Non-income producing security.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2008, this security had an aggregate value of $13,798, which represented 0.5% of net assets.

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $3,367,988, and net unrealized depreciation was $559,936 consisting of gross unrealized appreciation of $492,541 and gross unrealized depreciation of $1,052,477.

(e)  On December 31, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$694,094	24.4
Japanese Yen	655,617	23.1
U.S. Dollar	275,094	9.7
British Pound	188,679	6.6
Hong Kong Dollar	186,116	6.6
Other currencies less than 5% of total net assets	808,452	28.5
	$2,808,052	98.9

See accompanying notes to financial statements.

  At December 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	15,540	$10,000	1/09/2009	$830
AUD	15,555	10,000	2/10/2009	802
AUD	15,355	10,000	3/10/2009	638
CAD	12,406	10,000	1/09/2009	48
CAD	12,392	10,000	2/10/2009	34
CAD	12,618	10,000	3/10/2009	222
JPY	919,700	10,000	1/22/2009	149
JPY	958,250	10,000	2/10/2009	578
JPY	904,000	10,000	3/10/2009	(15)
		$90,000		$3,286
Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,585	$20,000	1/09/2009	$(1,661)
EUR	7,914	10,000	1/22/2009	(992)
EUR	15,585	20,000	2/10/2009	(1,630)
EUR	7,792	10,000	2/10/2009	(815)
EUR	15,515	20,000	3/10/2009	(1,516)
EUR	7,175	10,000	3/10/2009	49
		$90,000		$(6,565)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

43

Columbia Acorn International

Portfolio Diversification

At December 31, 2008, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$246,206	8.7
Other Industrial Services	224,621	7.9
Machinery	205,675	7.2
Outsourcing Services	96,274	3.4
Conglomerates	56,520	2.0
Construction	55,665	2.0
Electrical Components	47,243	1.6
Industrial Distribution	10,434	0.4
Steel	7,905	0.3
Waste Management	5,480	0.2
	956,023	33.7
> Consumer Goods & Services
Other Consumer Services	98,186	3.4
Retail	94,291	3.3
Food & Beverage	75,443	2.7
Nondurables	61,771	2.2
Casinos & Gaming	54,868	1.9
Apparel	48,192	1.7
Other Entertainment	46,980	1.6
Consumer Goods Distribution	27,970	1.0
Travel	13,339	0.5
Furniture & Textiles	9,880	0.3
Other Durable Goods	8,095	0.3
Consumer Electronics	6,940	0.2
Leisure Products	312	0.1
	546,267	19.2
> Information
Financial Processors	53,485	1.9
CATV	45,334	1.6
Instrumentation	44,908	1.6
Computer Hardware & Related Equipment	34,547	1.2
TV Broadcasting	28,356	1.0
Satellite Broadcasting & Services	27,856	1.0
Internet Related	21,653	0.7
Publishing	17,573	0.6
Business Software	15,304	0.5
Business Information & Marketing Services	15,269	0.5
Semiconductors & Related Equipment	7,803	0.3
Advertising	7,713	0.3
Electronics Distribution	2,216	0.1
Computer Services	731	0.0	*
	322,748	11.3

	Value (000)	Percentage of Net Assets
> Other Industries
Transportation	$156,236	5.5
Real Estate	106,477	3.8
Regulated Utilities	20,265	0.7
	282,978	10.0
> Energy & Minerals
Oil Services	90,892	3.2
Mining	70,507	2.5
Oil Refining, Marketing & Distribution	44,058	1.5
Agricultural Commodities	22,593	0.8
Oil & Gas Producers	7,640	0.3
	235,690	8.3
> Health Care
Medical Equipment & Devices	82,110	2.9
Health Care Services	43,261	1.5
Pharmaceuticals	43,234	1.5
Medical Supplies	22,718	0.8
Biotechnology & Drug Delivery	12,282	0.5
	203,605	7.2
> Finance
Banks	75,266	2.6
Brokerage & Money Management	39,630	1.4
Finance Companies	36,666	1.3
Insurance	24,878	0.9
Savings & Loans	14,036	0.5
	190,476	6.7
Total Equities:	2,737,787	96.4
Short-Term Obligations:	70,265	2.5
Total Investments:	2,808,052	98.9
Cash and Other Assets Less Liabilities:	32,515	1.1
Net Assets:	$2,840,567	100.0

*  Represents less than 0.05% of Total Net Assets.

See accompanying notes to financial statements.

44

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Information
Bally Technologies	155,000	250,000
Crown Castle International	975,000	1,250,000
IPG Photonics	425,000	775,000
Mettler Toledo	155,000	180,000
Microsemi	710,000	760,000
Finance
Aaron Rents	140,000	335,000
Eaton Vance	0	100,000
Industrial Goods & Services
Albemarle	0	60,000
Donaldson	394,800	445,000
MOOG	140,000	195,000
Simpson Manufacturing	109,415	195,000
Health Care
Immucor	100,000	180,000
Kinetic Concepts	0	75,000
Luminex	175,000	255,000
Myriad Genetics	120,000	150,000
Savient Pharmaceuticals	0	188,859
Consumer Goods & Services
Jarden	198,000	298,000
PetSmart	0	120,000
Talbots	455,000	480,000
Weight Watchers International	0	100,000

	Number of Shares
	09/30/08	12/31/08
Sales
Information
American Tower	506,000	376,000
Belden CDT	160,000	0
Saga Communications	300,000	75,000
Tellabs	2,642,300	1,100,000
Trimble Navigation	368,000	268,000
Finance
Electro Rent	185,601	0
Industrial Goods & Services
Albany International	90,000	0
Health Care
Illumina	204,000	169,000
QLT	765,000	309,386
United Therapeutics	53,000	43,000
Consumer Goods & Services
Abercrombie & Fitch	263,000	183,000
Christopher & Banks	354,150	0
J Crew Group	240,000	0
Oxford Industries	314,200	0
Red Robin Gourmet Burgers	145,300	0
Sonic	252,800	0
Speedway Motorsports	140,500	0
True Religion Apparel	950,313	820,313
Energy & Minerals
FMC Technologies	733,400	658,400

See accompanying notes to financial statements.

45

Columbia Acorn USA

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 97.1%
Information 29.3%
	> Business Software 6.1%
609,100	Micros Systems (a)	$9,941
	Information Systems for Restaurants & Hotels
290,000	Concur Technologies (a)	9,518
	Web Enabled Cost & Expense Management Software
305,000	ANSYS (a)	8,506
	Simulation Software for Engineers & Designers
2,100,000	Novell (a)	8,169
	Directory, Operating System & Identity Management Software
570,000	Informatica (a)	7,826
	Enterprise Data Integration Software
525,000	Blackbaud	7,087
	Software & Services for Non-profits
100,000	Quality Systems	4,362
	IT Systems for Medical Groups & Ambulatory Care Centers
150,000	NetSuite (a)	1,266
	End to End IT Systems Solution Delivered Over the Web
100,000	Avid Technology (a)	1,091
	Digital Nonlinear Editing Software & Systems
		57,766
	> Instrumentation 6.0%
860,000	Flir Systems (a)	26,385
	Infrared Cameras
180,000	Mettler Toledo (a)	12,132
	Laboratory Equipment
775,000	IPG Photonics (a)	10,214
	Fiber Lasers
268,000	Trimble Navigation (a)	5,791
	GPS-based Instruments
45,000	Varian (a)	1,508
	Analytical Instruments
60,000	FARO Technologies (a)	1,012
	Precision Measurement Equipment
		57,042
	> Mobile Communications 3.5%
1,250,000	Crown Castle International (a)	21,975
	Communications Towers
376,000	American Tower (a)	11,024
	Communications Towers in USA & Mexico
88,000	Globalstar (a)	18
	Satellite Mobile Voice & Data Carrier
		33,017
	> Semiconductors & Related Equipment 2.9%
760,000	Microsemi (a)	9,606
	Analog/Mixed-signal Semiconductors
1,168,000	Integrated Device Technology (a)	6,553
	Communications Semiconductors
189,296	Supertex (a)	4,545
	Mixed-signal Semiconductors
1,179,750	ON Semiconductor (a)	4,011
	Mixed-signal & Power Management Semiconductors

Number of Shares		Value (000)
190,000	Littelfuse (a)	$3,154
	Little Fuses
		27,869
	> Computer Hardware & Related Equipment 2.9%
505,000	II-VI (a)	9,640
	Laser Components
295,600	Amphenol	7,089
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	6,292
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	3,728
	Bar Code Printers
65,000	Intermec (a)	863
	Bar Code & Wireless LAN Systems
		27,612
	> Financial Processors 1.9%
538,280	Global Payments	17,650
	Credit Card Processor
		17,650
	> Telephone Services 1.7%
1,736,000	TW Telecom (a)	14,704
	Fiber Optic Telephone/Data Services
800,000	PAETEC Holding (a)	1,152
	Telephone/Data Services for Business
		15,856
	> Telecommunications Equipment 1.2%
525,000	Polycom (a)	7,093
	Video Conferencing Equipment
1,100,000	Tellabs (a)	4,532
	Telecommunications Equipment
		11,625
	> Computer Services 1.1%
275,000	SRA International (a)	4,744
	Government IT Services
1,005,500	Hackett Group (a)	2,936
	IT Integration & Best Practice Research
235,000	iGate (a)	1,530
	IT & Business Process Outsourcing Services
786,000	RCM Technologies (a)(b)	849
	Technology & Engineering Services
		10,059
	> Gaming Equipment & Services 0.8%
250,000	Bally Technologies (a)	6,007
	Slot Machines & Software
100,000	Scientific Games (a)	1,754
	Lottery Services Provider
		7,761
	> Internet Related 0.3%
257,000	Switch & Data Facilities (a)	1,899
	Network Neutral Data Centers
381,740	TheStreet.com	1,107
	Financial Information Website Publisher
		3,006

See accompanying notes to financial statements.

46

Number of Shares		Value (000)
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	$1,949
	Electronic Manufacturing Services
		1,949
	> Business Information & Marketing Services 0.2%
76,149	Viad	1,884
	Trade Show Services, Travel & Tours
		1,884
	> TV Broadcasting 0.2%
975,000	Entravision Communications (a)	1,521
	Spanish Language TV & Radio Stations
		1,521
	> CATV 0.2%
335,000	Mediacom Communications (a)	1,441
	CATV Franchises
		1,441
	> Radio 0.1%
511,100	Salem Communications (a)	383
	Radio Stations for Religious Programming
75,000	Saga Communications (a)	124
	Radio Stations in Small- & Mid-sized Cities
705,500	Spanish Broadcasting System (a)	69
	Spanish Language Radio Stations
		576
Information: Total		276,634
Finance 18.2%
	> Banks 8.0%
760,650	Valley National Bancorp	15,403
	New Jersey/New York Bank
468,025	MB Financial	13,081
	Chicago Bank
414,088	Lakeland Financial	9,863
	Indiana Bank
659,800	TCF Financial	9,013
	Great Lakes Bank
508,000	Pacific Continental	7,605
	Niche Pacific N.W. Bank
280,777	Glacier Bancorp	5,340
	Mountain States Bank
213,600	Associated Banc-Corp	4,471
	Midwest Bank
103,000	SVB Financial Group (a)	2,702
	Bank to Venture Capitalists
166,527	Green Bankshares	2,255
	Tennessee Bank
90,000	TriCo Bancshares	2,247
	California Central Valley Community Bank
192,700	Old Second Bancorp	2,235
	Illinois Bank
500,000	Guaranty Bancorp (a)	1,000
	Colorado Bank
40,000	First Busey	730
	Illinois Bank
		75,945

Number of Shares		Value (000)
	> Finance Companies 4.1%
335,000	Aaron Rents	$8,918
	Rent to Own
1,136,500	AmeriCredit (a)	8,683
	Auto Lending
407,900	World Acceptance (a)	8,060
	Personal Loans
205,000	GATX	6,349
	Rail Car Lessor
130,000	McGrath Rentcorp	2,777
	Temporary Space & IT Rentals
350,000	H&E Equipment Services (a)	2,698
	Heavy Equipment Leasing
230,000	CAI International (a)	729
	International Container Leasing & Management
99,200	Marlin Business Services (a)	263
	Small Equipment Leasing
		38,477
	> Insurance 2.8%
714,500	HCC Insurance Holdings	19,113
	Specialty Insurance
120,000	Tower Group	3,385
	Commercial & Personal Lines Insurance
75,000	Endurance Specialty Holdings	2,290
	Commercial Lines Insurance/Reinsurance
7,000	Markel (a)	2,093
	Specialty Insurance
		26,881
	> Savings & Loans 2.8%
600,000	ViewPoint Financial	9,630
	Texas Thrift
507,040	People's United	9,041
	Connecticut Savings & Loan
238,090	Berkshire Hills Bancorp	7,347
	Northeast Thrift
42,231	K-Fed Bancorp	275
	Los Angeles Savings & Loan
22,500	Anchor Bancorp Wisconsin	62
	Wisconsin Thrift
		26,355
	> Brokerage & Money Management 0.5%
150,000	SEI Investments	2,356
	Mutual Fund Administration & Investment Management
100,000	Eaton Vance	2,101
	Specialty Mutual Funds
		4,457
Finance: Total		172,115
Industrial Goods & Services 16.6%
	> Machinery 11.0%
650,300	ESCO Technologies (a)	26,630
	Automatic Electric Meter Readers
697,500	Ametek	21,071
	Aerospace/Industrial Instruments
445,000	Donaldson	14,974
	Industrial Air Filtration

See accompanying notes to financial statements.

47

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Machinery—continued
533,600	Pentair	$12,630
	Pumps & Water Treatment
373,600	Nordson	12,064
	Dispensing Systems for Adhesives & Coatings
195,000	MOOG (a)	7,131
	Motion Control Products for Aerospace, Defense & Industrial Markets
155,000	Mine Safety Appliances	3,706
	Safety Equipment
71,800	Toro	2,369
	Turf Maintenance Equipment
50,000	Kaydon	1,718
	Specialized Friction & Motion Control Products
30,000	Lincoln Electric	1,528
	Welding Equipment & Consumables
		103,821
	> Outsourcing Services 1.1%
350,000	Quanta Services (a)	6,930
	Electrical & Telecom Construction Services
175,000	Administaff	3,794
	Professional Employer Organization
		10,724
	> Waste Management 0.9%
280,875	Waste Connections (a)	8,867
	Solid Waste Management
		8,867
	> Construction 0.9%
195,000	Simpson Manufacturing	5,413
	Wall Joint Maker
50,000	Texas Industries	1,725
	Aggregates, Cement & Concrete
140,000	M/I Homes	1,476
	Home Builder
		8,614
	> Industrial Materials & Specialty Chemicals 0.9%
100,000	Cytec Industries	2,122
	Aerospace Composites & Specialty Chemicals
155,000	Drew Industries (a)	1,860
	RV & Manufactured Home Components
50,000	Greif	1,672
	Industrial Packaging
65,000	Koppers Holdings	1,405
	Integrated Provider of Carbon Compounds
60,000	Albemarle	1,338
	Refinery Catalysts & Other Specialty Chemicals
		8,397
	> Other Industrial Services 0.7%
350,000	TrueBlue (a)	3,350
	Temporary Manual Labor
396,000	American Reprographics (a)	2,732
	Document Management & Logistics
		6,082
	> Electrical Components 0.5%
145,000	Acuity Brands	5,062
	Commercial Lighting Fixtures
		5,062

Number of Shares		Value (000)
	> Steel 0.3%
100,000	Haynes International (a)	$2,462
	Producer of High Performance Alloys
		2,462
	> Industrial Distribution 0.3%
225,000	Interline Brands (a)	2,392
	Industrial Distribution
		2,392
Industrial Goods & Services: Total		156,421
Health Care 12.6%
	> Biotechnology & Drug Delivery 4.1%
150,000	Myriad Genetics (a)	9,939
	Drugs/Diagnostics Hybrid
405,000	BioMarin (a)	7,209
	Biotech Focused on Orphan Diseases
551,400	Seattle Genetics (a)	4,929
	Antibody-based Therapies for Cancer
125,000	Auxilium Pharmaceuticals (a)	3,555
	Biotech Focused on Niche Disease Areas
580,000	Nektar Therapeutics (a)	3,225
	Drug Delivery Technologies
43,000	United Therapeutics (a)	2,690
	Biotech Focused on Rare Diseases
545,000	Array Biopharma (a)	2,207
	Drugs for Cancer & Inflammatory Diseases
320,000	Medarex (a)	1,786
	Humanized Antibodies
401,000	Arena Pharmaceuticals (a)	1,672
	Novel Drug Targeting Technology
188,859	Savient Pharmaceuticals (a)	1,093
	Biotech Company Focused on Niche Disease Areas
500,000	IsoRay (a)	100
100,000	IsoRay - Warrants (a)(c)	5
	Radiology Cancer Company
400,000	Neurogen (a)	58
	Development-stage Biotech Focused on Neurology
18,181	Metabolex, Series A-1, Pfd. (a)(c)	32
	Diabetes Drug Development
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	6
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	3
	High Throughput Rational Drug Design
738,060	Medicure - Warrants (a)(c)	4
	Cardiovascular Biotech Company
		38,513
	> Medical Supplies 2.9%
158,300	Techne	10,214
	Cytokines, Antibodies & Other Reagents for Life Science
255,000	Luminex (a)	5,447
	Instrument/Consumables Supplier
180,000	Immucor (a)	4,784
	Automated Blood Typing
105,000	Meridian Biosciences	2,674
	Niche Diagnostics/Life Science Company

See accompanying notes to financial statements.

48

Number of Shares		Value (000)
	> Medical Supplies—continued
255,000	Cepheid (a)	$2,647
	Molecular Diagnostic Company
53,000	Idexx Laboratories (a)	1,912
	Diagnostic Equipment & Services for Veterinarians
		27,678
	> Health Care Services 2.8%
660,000	PSS World Medical (a)	12,421
	Medical Supplies
242,000	Psychiatric Solutions (a)	6,740
	Behavioral Health Services
137,000	Charles River Laboratories (a)	3,589
	Pharmaceutical Research
126,800	Lincare Holdings (a)	3,415
	Home Health Care Services
		26,165
	> Medical Equipment & Devices 1.5%
235,000	Alexion Pharmaceuticals (a)	8,505
	Biotech Focused on Orphan Diseases
169,000	Illumina (a)	4,402
	Leading Tools & Service Provider for Genetic Analysis
75,000	Kinetic Concepts (a)	1,439
	Wound Healing & Tissue Repair
		14,346
	> Pharmaceuticals 1.3%
145,000	Cephalon (a)	11,171
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
309,386	QLT (a)	745
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
		11,916
Health Care: Total		118,618
Consumer Goods & Services 12.1%
	> Other Consumer Services 4.0%
366,000	ITT Educational Services (a)	34,763
	Post-secondary Degree Services
100,000	Weight Watchers International	2,942
	Weight Loss Programs
		37,705
	> Retail 1.7%
540,000	Urban Outfitters (a)	8,089
	Apparel & Home Specialty Retailer
183,000	Abercrombie & Fitch	4,222
	Teen Apparel Retailer
120,000	PetSmart	2,214
	Pet Goods Retailer
480,000	Talbots	1,147
	Women's Specialty Retailer
35,000	Dick's Sporting Goods (a)	494
	Sporting Goods Retailer
		16,166
	> Apparel 1.6%
820,313	True Religion Apparel (a)	10,205
	Premium Denim

Number of Shares		Value (000)
222,200	Coach (a)	$4,615
	Designer & Retailer of Branded Leather Accessories
		14,820
	> Consumer Goods Distribution 1.0%
523,500	Pool	9,407
	Distributor of Swimming Pool Supplies & Equipment
		9,407
	> Furniture & Textiles 1.0%
580,000	Knoll	5,232
	Office Furniture
285,000	Herman Miller	3,713
	Office Furniture
		8,945
	> Other Durable Goods 0.9%
287,900	Cavco Industries (a)	7,741
	Higher End Manufactured Homes
2,078,300	Champion Enterprises (a)	1,164
	Manufactured Homes
		8,905
	> Travel 0.5%
190,000	Vail Resorts (a)	5,054
	Ski Resort Operator & Developer
		5,054
	> Casinos & Gaming 0.4%
455,000	Pinnacle Entertainment (a)	3,494
	Regional Casino Operator
		3,494
	> Nondurables 0.4%
298,000	Jarden (a)	3,427
	Branded Household Products
		3,427
	> Leisure Products 0.3%
180,000	Thor Industries	2,372
	RV & Bus Manufacturer
150,000	Winnebago	905
	Premier Motor Home Maker
		3,277
	> Food & Beverage 0.3%
90,000	Hansen Natural (a)	3,018
	Alternative Beverages
		3,018
Consumer Goods & Services: Total		114,218
Energy & Minerals 5.8%
	> Oil Services 2.8%
658,400	FMC Technologies (a)	15,690
	Oil & Gas Wellhead Manufacturer
430,000	Atwood Oceanics (a)	6,570
	Offshore Drilling Contractor
115,375	Exterran Holdings (a)	2,458
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	757
	Developing New Well Drilling Technologies

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Oil Services—continued
120,000	Tetra Technologies (a)	$583
	U.S.-based Service Company with Life of Field Approach
11,911	Oceaneering International (a)	347
	Provider of Sub-sea Services & Manufactured Products
		26,405
	> Oil & Gas Producers 2.5%
276,800	Southwestern Energy (a)	8,019
	Oil & Gas Producer
925,000	Quicksilver Resources (a)	5,152
	Natural Gas & Coal Seam Gas Producer
315,000	Carrizo Oil & Gas (a)	5,071
	Explores for Natural Gas & Crude Oil
111,200	Equitable Resources	3,731
	Natural Gas Producer & Utility
50,000	Penn Virginia	1,299
	Diversified Energy Producer
		23,272
	> Other Resources 0.5%
218,000	Layne Christensen (a)	5,234
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		5,234
Energy & Minerals: Total		54,911
Other Industries 2.5%
	> Real Estate 1.5%
100,000	Digital Realty Trust	3,285
	Technology-focused Office Buildings
85,000	Corporate Office Properties	2,610
	Office Buildings
222,500	Gaylord Entertainment (a)	2,412
	Convention Hotels
196,000	Extra Space Storage	2,023
	Self Storage Facilities
90,000	American Campus Communities	1,843
	Student Housing
120,000	BioMed Realty Trust	1,406
	Life Science-focused Office Buildings
150,000	Kite Realty Group	834
	Community Shopping Centers
		14,413
	> Transportation 1.0%
524,720	Heartland Express	8,269
	Regional Trucker
180,000	Rush Enterprises, Class A (a)	1,543
	Truck Distribution
		9,812
Other Industries: Total		24,225
Total Equities: 97.1% (Cost: $1,071,141)		917,142

Principal Amount (000)		Value (000)
Short-Term Obligations 2.4%
	> Repurchase Agreement 1.9%
$18,137	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 11/17/15, market value $18,500 (repurchase proceeds $18,137)	$18,137
		18,137
	> Commercial Paper 0.5%
4,400	Toyota Motor Credit	4,398
	0.55% Due 1/23/09
		4,398
Total Short-Term Obligations: (Amortized Cost: $22,535)		22,535
Total Investments: 99.5% (Cost: $1,093,676)(d)		939,677
Cash and Other Assets Less Liabilities: 0.5%		4,719
Total Net Assets: 100%		$944,396

ADR = American Depositary Receipts

See accompanying notes to financial statements.

50

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended December 31, 2008, are as follows:

Affiliate	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$849	$-

  The aggregate cost and value of this company at December 31, 2008, was $5,636 and $849, respectively. Investments in the affiliated company represented 0.1% of total net assets at December 31, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $50, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1, Pfd.	2/11/00	18,181	$2,000	$32
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	37,500	1,500	6
IsoRay - Warrants	3/21/07	100,000	-	5
Medicure - Warrants	12/22/06	738,060	-	4
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	19,329	56	3
			$3,556	$50

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $1,094,207 and net unrealized depreciation was $154,530 consisting of gross unrealized appreciation of $179,802 and gross unrealized depreciation of $334,332.

See accompanying notes to financial statements.

51

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Europe
> United Kingdom
Capita Group	820,000	855,000
Informa Group	916,090	990,000
Intertek Testing	700,000	745,000
RPS Group	1,470,000	1,950,000
Serco	1,290,000	1,500,000
Standard Chartered	0	216,072
> Switzerland
Synthes	43,000	57,200
> France
Neopost	0	55,000
SES Global	455,000	471,000
> Ireland
United Drug	1,645,000	2,025,000
> Spain
Red Electrica de Espana	80,000	155,000
> Netherlands
QIAGEN	0	350,000
> Sweden
Hexagon	538,000	710,000
> Greece
Intralot	482,000	581,000
Asia
> Japan
Aeon Mall	0	98,000
Ain Pharmaciez	0	67,000
Benesse	0	144,300
Daito Trust Construction	0	55,100
Kamigumi	0	400,000
Kansai Paint	929,000	950,000
Rohto Pharmaceutical	0	397,200
Ryohin Keikaku	0	70,000
Suruga Bank	0	253,000
> South Korea
Woongjin Coway	162,500	245,800
> Hong Kong
Hong Kong Exchanges and Clearing	140,000	225,000
> Singapore
ComfortDelGro	0	1,680,000
Other Countries
> United States
Alexion Pharmaceuticals	0	107,600
Bristow	0	55,000
Oceaneering International	0	9,500

	Number of Shares
	09/30/08	12/31/08
Sales
Europe
> United Kingdom
Intermediate Capital	110,400	0
Smith & Nephew	315,000	0
> Netherlands
Fugro	123,000	0
Vopak	75,000	0
> Switzerland
Kuehne & Nagel	86,000	75,700
Asia
> Japan
Hitachi Construction Machinery	100,000	0
> Singapore
Singapore Exchange	340,000	0
> China
China Mass Media	130,400	0
China Shipping Development	3,140,000	0
Lenovo Group	11,294,600	0
Mindray	83,600	0
RexCapital Finance	13,478,800	0
Sinotrans	12,800,000	0
Other Countries
> United States
Diamond Offshore	65,000	58,500
Synthesis Energy Systems	297,000	0
> South Africa
Impala Platinum Holdings	114,500	0
> Israel
Israel Chemicals	800,000	400,000
> Canada
Potash Corp. of Saskatchewan	49,400	0
Latin America
> Chile
Sociedad Quimica y Minera de Chile - ADR	166,500	83,000

See accompanying notes to financial statements.

52

Columbia Acorn International Select

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 92.1%
Europe 47.2%
	> United Kingdom 15.2%
1,500,000	Serco	$9,763
	Facilities Management
855,000	Capita Group	9,110
	White Collar, Back Office Outsourcing
745,000	Intertek Testing	8,439
	Testing, Inspection & Certification Services
1,950,000	RPS Group	3,958
	Environmental Consulting & Planning
990,000	Informa Group	3,512
	Global Publisher & Event Organizer
216,072	Standard Chartered	2,762
	UK Bank with Main Operations in Asia
		37,544
	> Germany 5.9%
388,300	Rhoen-Klinikum	9,332
	Health Care Services
110,000	Wincor Nixdorf	5,245
	Retail POS Systems & ATM Machines
		14,577
	> Switzerland 5.7%
57,200	Synthes	7,230
	Products for Orthopedic Surgery
75,700	Kuehne & Nagel	4,908
	Freight Forwarding/Logistics
14,400	Swatch Group	2,012
	Watch & Electronics Manufacturer
		14,150
	> France 5.7%
471,000	SES Global	9,067
	Satellite Broadcasting Services
55,000	Neopost	4,978
	Postage Meter Machines
		14,045
	> Ireland 5.0%
2,025,000	United Drug	6,275
	Irish Pharmaceutical Wholesaler & Outsourcer
190,000	Aryzta (a)	6,085
	Baked Goods
		12,360
	> Spain 3.2%
155,000	Red Electrica de Espana	7,853
	Spanish Power Grid
		7,853
	> Netherlands 2.9%
350,000	QIAGEN (a)	6,116
	Life Science Company; DNA/RNA Purification
152,570	Aalberts Industries	1,090
	Flow Control & Heat Treatment
		7,206
	> Sweden 1.4%
710,000	Hexagon	3,478
	Measurement Equipment & Polymers
		3,478

Number of Shares		Value (000)
	> Denmark 1.2%
37,000	Novozymes	$2,948
	Industrial Enzymes
		2,948
	> Greece 1.0%
581,000	Intralot	2,426
	Lottery & Gaming Systems & Services
		2,426
Europe: Total		116,587
Asia 29.2%
	> Japan 25.1%
15,226	Jupiter Telecommunications	15,868
	Largest Cable Service Provider in Japan
18,500	Nintendo	7,108
	Entertainment Software & Hardware
144,300	Benesse	6,307
	Education Service Provider
397,200	Rohto Pharmaceutical	5,521
	Health & Beauty Products
950,000	Kansai Paint	4,855
	Paint Producer in Japan, India, China & Southeast Asia
400,000	Kamigumi	3,582
	Port Cargo Handling & Logistics
70,000	Ryohin Keikaku	3,318
	Specialty Retail
300	Nippon Building Fund	3,293
	Office REIT
690	Orix JREIT	3,292
	Diversified REIT
55,100	Daito Trust Construction	2,885
	Apartment Builder
253,000	Suruga Bank	2,506
	Regional Bank
98,000	Aeon Mall	1,892
	Suburban Shopping Mall Developer, Owner & Operator
67,000	Ain Pharmaciez	1,483
	Dispensing Pharmacy/Drugstore Operator
		61,910
	> South Korea 2.1%
245,800	Woongjin Coway (a)	5,281
	South Korean Household Appliance Rental Service Provider
		5,281
	> Hong Kong 1.3%
225,000	Hong Kong Exchanges and Clearing	2,157
	Hong Kong Equity & Derivatives Market Operator
7,798,800	NagaCorp	1,080
	Monopoly Casino in Central Cambodia
		3,237
	> Singapore 0.7%
1,680,000	ComfortDelGro	1,700
	Taxi & Mass Transit Service
		1,700
Asia: Total		72,128

See accompanying notes to financial statements.

53

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
Other Countries 14.9%
	> United States 10.1%
155,000	Cephalon (a)	$11,941
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
223,000	BioMarin (a)	3,969
	Biotech Focused on Orphan Diseases
107,600	Alexion Pharmaceuticals (a)	3,894
	Biotech Focused on Orphan Diseases
58,500	Diamond Offshore	3,448
	Contract Driller
55,000	Bristow (a)	1,474
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
9,500	Oceaneering International (a)	277
	Provider of Sub-sea Services & Manufactured Products
		25,003
	> South Africa 2.2%
300,000	Naspers	5,453
	Media & Education in Africa & Other Emerging Markets
		5,453
	> Israel 1.1%
400,000	Israel Chemicals	2,797
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		2,797
	> Australia 1.1%
750,000	Sino Gold (a)	2,628
	Gold Mining in The People's Republic of China
		2,628
	> Canada 0.4%
276,133	Pacific Rubiales Energy (a)(b)	485
173,867	Pacific Rubiales Energy (a)	308
138,067	Pacific Rubiales Energy-Warrants (a)(b)	37
	Oil Production & Exploration in Colombia
		830
Other Countries: Total		36,711
Latin America 0.8%
	> Chile 0.8%
83,000	Sociedad Quimica y Minera de Chile - ADR	2,024
	Producer of Specialty Fertilizers, Lithium & Iodine
		2,024
Latin America: Total		2,024
Total Equities: 92.1% (Cost: $273,422)		227,450

Principal Amount (000)		Value (000)
Short-Term Obligations 7.8%
	> Repurchase Agreement 7.3%
$17,971	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15, market value $18,331 (repurchase proceeds $17,971)	$17,971
		17,971
	> Commercial Paper 0.5%
1,200 Toyota Motor Credit	1,199 0.55% Due 1/23/09
		1,199
Total Short-Term Obligations: (Amortized Cost: $19,170)		19,170
Total Investments: 99.9% (Cost: $292,592)(c)(d)		246,620
Cash and Other Assets Less Liabilities: 0.1%		286
Total Net Assets: 100%		$246,906

ADR = American Depositary Receipts

See accompanying notes to financial statements.

54

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $522, which represented 0.21% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	276,133	$1,109	$485
Pacific Rubiales Energy-Warrants	7/12/07	138,067	236	37
			$1,345	$522

(c)  At December 31, 2008, for federal income tax purposes cost of investments was $295,184 and net unrealized depreciation was $48,564 consisting of gross unrealized appreciation of $18,491 and gross unrealized depreciation of $67,055.

(d)  On December 31, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$61,910	25.1
Euro	58,467	23.7
British Pound	37,544	15.2
U.S. Dollar	25,003	10.1
Swiss Franc	14,150	5.7
Other currencies less than 5% of total net assets	49,546	20.1
	$246,620	99.9

See accompanying notes to financial statements.

55

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2008, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Information
CATV	$15,868	6.4
Satellite Broadcasting & Services	9,067	3.7
Consumer Software	7,108	2.9
TV Broadcasting	5,453	2.2
Computer Hardware & Related Equipment	5,245	2.1
Business Information & Marketing Services	3,958	1.6
Publishing	3,513	1.4
Instrumentation	3,478	1.4
Financial Processors	2,157	0.9
	55,847	22.6
> Industrial Goods & Services
Outsourcing Services	18,873	7.7
Other Industrial Services	13,347	5.4
Industrial Materials & Specialty Chemicals	12,624	5.1
Machinery	4,978	2.0
Construction	2,885	1.2
Conglomerates	1,090	0.4
	53,797	21.8
> Health Care
Pharmaceuticals	18,217	7.4
Medical Equipment & Devices	11,124	4.5
Health Care Services	9,332	3.8
Medical Supplies	6,116	2.5
Biotechnology & Drug Delivery	3,969	1.6
	48,758	19.8

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Other Consumer Services	$11,588	4.7
Retail	6,694	2.7
Food & Beverage	6,084	2.5
Nondurables	5,521	2.2
Casinos & Gaming	3,506	1.4
Other Durable Goods	2,011	0.8
	35,404	14.3
> Other Industries
Regulated Utilities	7,853	3.2
Real Estate	6,584	2.7
Transportation	5,283	2.1
	19,720	8.0
> Energy & Minerals
Oil Services	5,198	2.1
Mining	2,628	1.1
Oil & Gas Producers	830	0.3
	8,656	3.5
> Finance
Finance Companies	5,268	2.1
	5,268	2.1
Total Equities:	227,450	92.1
Short-Term Obligations:	19,170	7.8
Total Investments:	246,620	99.9
Cash and Other Assets Less Liabilities:	286	0.1
Net Assets:	$246,906	100.0

See accompanying notes to financial statements.

56

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Consumer Goods & Services
Expedia	3,550,000	3,750,000
Fu Ji Food & Catering Services (China)	12,500,000	17,500,000
Hertz	2,500,000	6,500,000
RexCapital Finance (China)	203,000,000	298,275,000
Information
Amphenol	0	650,000
CardTronics	3,350,000	3,560,000
China Mass Media (China)	1,158,700	2,350,000
Crown Castle International	0	1,300,000
Sanmina-SCI	45,250,000	50,200,000
VisionChina Media - ADR (China)	2,651,000	3,118,900
WNS - ADR	2,500,000	3,100,000
Industrial Goods & Services
American Commercial Lines	3,000,000	3,803,849
Ametek	0	525,000
Donaldson	0	200,000
Nalco Holding Company	0	1,000,000
Finance
Conseco	9,100,000	14,950,000
Eaton Vance	0	1,560,000
MF Global	3,800,000	6,015,300
Energy & Minerals
Canadian Solar	1,725,000	1,825,000
Tetra Technologies	5,350,000	6,150,000

	Number of Shares
	09/30/08	12/31/08
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,375,000	963,000
Chico's FAS	5,500,000	0
ITT Educational Services	1,900,000	1,250,000
Knoll	1,800,000	900,000
Information
American Tower	2,200,000	1,500,000
Ascent Media	109,194	0
Avid Technology	2,000,000	1,100,000
Globalstar	11,050,000	10,000,000
Tellabs	16,006,200	6,800,000
Industrial Goods & Services
American Reprographics	1,500,000	0
Israel Chemicals	1,390,000	0
Finance
Janus Capital Group	3,683,200	0
Energy & Minerals
Diamond Offshore	100,000	0
FMC Technologies	1,200,000	1,000,000
Potash Corp. of Saskatchewan	900,000	0
Synthesis Energy Systems	3,025,500	2,800,000
Uranium One (South Africa)	21,500,000	18,050,000
Other Industries
JB Hunt Transport Services	1,750,000	1,400,000

See accompanying notes to financial statements.

57

Columbia Acorn Select

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 97.2%
Consumer Goods & Services 28.6%
	> Other Consumer Services 11.0%
1,250,000	ITT Educational Services (a)	$118,725
	Post-secondary Degree Services
1,500,000	Career Education (a)	26,910
	Post-secondary Education
		145,635
	> Retail 8.0%
3,500,000	Safeway	83,195
	Supermarkets
963,000	Abercrombie & Fitch	22,217
	Teen Apparel Retailer
		105,412
	> Travel 4.8%
6,500,000	Hertz (a)	32,955
	Largest U.S. Rental Car Operator
3,750,000	Expedia (a)	30,900
	Online Travel Services Company
		63,855
	> Apparel 2.5%
1,600,000	Coach (a)	33,232
	Designer & Retailer of Branded Leather Accessories
		33,232
	> Casinos & Gaming 1.0%
298,275,000	RexCapital Finance (China) (a)	7,201
	Chinese Lottery
44,000,000	NagaCorp (Hong Kong)	6,091
	Monopoly Casino in Central Cambodia
		13,292
	> Food & Beverage 0.7%
17,500,000	Fu Ji Food & Catering Services (China)	9,366
	Food Catering Service Provider in China
		9,366
	> Furniture & Textiles 0.6%
900,000	Knoll	8,118
	Office Furniture
		8,118
Consumer Goods & Services: Total		378,910
Information 25.0%
	> Mobile Communications 5.2%
1,500,000	American Tower (a)	43,980
	Communications Towers in USA & Mexico
1,300,000	Crown Castle International (a)	22,854
	Communications Towers
10,000,000	Globalstar (a)(b)	2,000
	Satellite Mobile Voice & Data Carrier
		68,834
	> Internet Related 5.1%
9,500,000	SkillSoft - ADR (a)(b)	67,830
	Web-based Learning Solutions (E-Learning)
		67,830

Number of Shares		Value (000)
	> Business Software 3.6%
9,000,000	Novell (a)	$35,010
	Directory, Operating System & Identity Management Software
1,100,000	Avid Technology (a)	12,001
	Digital Nonlinear Editing Software & Systems
		47,011
	> CATV 2.6%
1,250,000	Discovery Communications (a)	17,700
1,250,000	Discovery Communications, Series C (a)	16,738
	CATV Programming
		34,438
	> Telecommunications Equipment 2.1%
6,800,000	Tellabs (a)	28,016
	Telecommunications Equipment
		28,016
	> Contract Manufacturing 1.8%
50,200,000	Sanmina-SCI (a)(b)	23,594
	Electronic Manufacturing Services
		23,594
	> Advertising 1.5%
3,118,900	VisionChina Media - ADR (China) (a)	17,029
	Advertising on Digital Screens in China's Mass Transit System
2,350,000	China Mass Media - ADR (China) (a)(b)	3,337
	Media Planning Agency in China
		20,366
	> Computer Services 1.5%
3,100,000	WNS - ADR (a)(b)	16,275
	Offshore BPO (Business Process Outsourcing) Services
1,334,442	Hackett Group (a)	3,897
	IT Integration & Best Practice Research
		20,172
	> Computer Hardware & Related Equipment 1.2%
650,000	Amphenol	15,587
	Electronic Connectors
		15,587
	> Financial Processors 0.4%
3,560,000	CardTronics (a)(b)	4,592
	Operates the World's Largest Network of ATMs
		4,592
Information: Total		330,440
Industrial Goods & Services 17.3%
	> Other Industrial Services 6.4%
1,425,000	Expeditors International of Washington	47,410
	International Freight Forwarder
3,803,849	American Commercial Lines (a)(b)	18,639
	Operator/Builder of Inland Barges
1,250,000	Mobile Mini (a)	18,025
	Portable Storage Units Leasing
		84,074

See accompanying notes to financial statements.

58

Number of Shares		Value (000)
	> Outsourcing Services 4.5%
3,000,000	Quanta Services (a)	$59,400
	Electrical & Telecom Construction Services
		59,400
	> Waste Management 3.8%
1,500,000	Waste Management	49,710
	U.S. Garbage Collection & Disposal
		49,710
	> Machinery 1.7%
525,000	Ametek	15,860
	Aerospace/Industrial Instruments
200,000	Donaldson	6,730
	Industrial Air Filtration
		22,590
	> Industrial Materials & Specialty Chemicals 0.9%
1,000,000	Nalco Holding Company	11,540
	Provider of Water Treatment & Process Chemicals & Services
		11,540
Industrial Goods & Services: Total		227,314
Finance 11.1%
	> Insurance 5.9%
14,950,000	Conseco (a)(b)	77,441
	Life, Long-term Care & Medical Supplement Insurance
		77,441
	> Brokerage & Money Management 5.2%
1,560,000	Eaton Vance	32,776
	Specialty Mutual Funds
1,500,000	SEI Investments	23,565
	Mutual Fund Administration & Investment Management
6,015,300	MF Global (a)	12,271
	Futures Broker
		68,612
Finance: Total		146,053
Energy & Minerals 8.9%
	> Oil Services 4.1%
6,150,000	Tetra Technologies (a)(b)	29,889
	U.S.-based Service Company with Life of Field Approach
1,000,000	FMC Technologies (a)	23,830
	Oil & Gas Wellhead Manufacturer
		53,719
	> Mining 2.0%
18,050,000	Uranium One (South Africa) (a)	26,172
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		26,172
	> Alternative Energy 1.4%
1,825,000	Canadian Solar (a)(b)	11,789
	Solar Cell & Module Manufacturer
1,500,000	Real Goods Solar (a)(b)	5,475
	Residential Solar Energy Installer
2,800,000	Synthesis Energy Systems (a)(b)	1,904
	Owner/Operator of Gasification Plants
		19,168

Number of Shares or Principal Amount (000)		Value (000)
	> Oil & Gas Producers 1.4%
8,316,666	Pacific Rubiales Energy (Canada) (a)(c)	$14,606
1,483,334	Pacific Rubiales Energy (Canada) (a)	2,632
2,868,750	Pacific Rubiales Energy-Warrants (Canada) (a)(c)	759
	Oil Production & Exploration in Colombia
		17,997
Energy & Minerals: Total		117,056
Health Care 3.5%
	> Pharmaceuticals 3.5%
600,000	Cephalon (a)	46,224
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
		46,224
Health Care: Total		46,224
Other Industries 2.8%
	> Transportation 2.8%
1,400,000	JB Hunt Transport Services	36,778
	Truck & Intermodal Carrier
		36,778
Other Industries: Total		36,778
Total Equities 97.2% (Cost: $1,879,573)		1,282,775
Short-Term Obligations 2.6%
	> Repurchase Agreement 2.1%
$27,661	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 11/17/15, market value $28,219 (repurchase proceeds $27,661)	27,661
		27,661
	> Commercial Paper 0.5%
6,100	Toyota Motor Credit	6,098
	0.55% Due 1/23/09
		6,098
Total Short-Term Obligations: (Amortized Cost: $33,759)		33,759
Total Investments: 99.8% (Cost: $1,913,332)(d)		1,316,534
Cash and Other Assets Less Liabilities: 0.2%		3,266
Total Net Assets: 100%		$1,319,800

ADR = American Depositary Receipts

See accompanying notes to financial statements.

59

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the twelve months ended December 31, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
American Commercial Lines	3,000,000	975,000	171,151	3,803,849	$18,639	$-
Avid Technology*	2,350,000	-	1,250,000	1,100,000	12,001	-
Canadian Solar	2,400,000	650,195	1,225,195	1,825,000	11,789	-
CardTronics	2,308,000	1,252,000	-	3,560,000	4,592	-
China Mass Media - ADR	-	2,365,993	15,993	2,350,000	3,337	-
Conseco	9,700,000	7,050,000	1,800,000	14,950,000	77,441	-
Globalstar	6,866,316	4,733,684	1,600,000	10,000,000	2,000	-
ITT Educational Services*	1,300,000	800,000	850,000	1,250,000	118,725	-
Petro Rubiales Energy (merged into Pacific Rubiales Energy)*	67,212,500	-	67,212,500	-	-	-
Real Goods Solar	-	1,500,000	-	1,500,000	5,475	-
Sanmina-SCI	36,700,000	13,500,000	-	50,200,000	23,594	-
SkillSoft - ADR	9,600,000	-	100,000	9,500,000	67,830	-
Synthesis Energy Systems	-	3,025,500	225,500	2,800,000	1,904	-
Tetra Technologies	5,550,000	800,000	200,000	6,150,000	29,889	-
Universal Technical Institute*	1,500,000	-	1,500,000	-	-	-
WNS-ADR	-	3,100,000	-	3,100,000	16,275	-
Total of Affiliated Transactions	148,486,816	39,752,372	76,150,339	112,088,849	$393,491	$-

*  At December 31, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2008 was $843,611 and $393,491, respectively. Investments in affiliated companies represented 29.8% of total net assets at December 31, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $15,365, which represented 1.16% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07-8/22/07	8,316,666	$37,653	$14,606
Pacific Rubiales Energy-Warrants	7/12/07	2,868,750	4,910	759
			$42,563	$15,365

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $1,929,523 and net unrealized depreciation was $612,989 consisting of gross unrealized appreciation of $233,859 and gross unrealized depreciation of $846,848.

See accompanying notes to financial statements.

60

Columbia Thermostat Fund

Statement of Investments, December 31, 2008

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 99.9%
3,871,558	Columbia Large Cap Enhanced Core Fund, Class Z	$34,225
2,672,351	Columbia Dividend Income Fund, Class Z	27,499
1,183,730	Columbia Acorn Fund, Class Z	20,964
892,365	Columbia Acorn International, Class Z	20,640
1,492,866	Columbia Marsico Growth Fund, Class Z	20,109
960,936	Columbia Acorn Select, Class Z	13,520
Total Stock Funds (Cost: $189,399)		136,957
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$842	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15 market value $863 (repurchase proceeds $842)	842
Total Short-Term Obligation (Cost: $842)		842
Total Investments: 100.5% (Cost: $190,241)(a)		137,799
Cash and Other Assets Less Liabilities: (0.5)%		(726)
Total Net Assets: 100%		$137,073

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2008, for federal income tax purposes cost of investments was $192,953 and net unrealized depreciation was $55,154, consisting of gross unrealized appreciation of $425 and gross unrealized depreciation of $55,579.

See accompanying notes to financial statements.

61

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2008	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$7,846,060	$3,277,431	$1,088,040	$292,592		$1,069,721	$842
Affiliated investments, at cost (See Note 4)	3,600,014	77,796	5,636	—		843,611	189,399
Unaffiliated investments, at value	$7,865,220	$2,742,487	$938,828	$246,620		$923,043	$842
Affiliated investments, at value (See Note 4)	3,039,466	65,565	849	—		393,491	136,957
Cash	— *	1	— *	—	*	— *	—	*
Foreign currency (cost: Columbia Acorn Fund $269; Columbia Acorn International $23,628; Columbia Acorn International Select $157; Columbia Acorn Select $751)	259	22,461	—	158		754	—
Unrealized appreciation on forward foreign currency contracts	—	3,350	—	—		—	—
Receivable for:
Investments sold	13,225	16,078	407	371		15,425	—
Fund shares sold	14,544	7,312	7,766	2,921		21,962	95
Dividends and interest	6,951	2,569	612	250		334	—
Foreign tax reclaims	162	1,535	—	100		—	—
Expense reimbursement due from Advisor	—	—	—	—		—	31
Trustees' Deferred Compensation Investments	2,082	582	159	—		180	—
Other assets	85	27	7	1		14	1
Total Assets	10,941,994	2,861,967	948,628	250,421		1,355,203	137,926
Liabilities:
Payable for:
Investments purchased	6,765	908	611	2,472		4,466	—
Fund shares redeemed	50,830	10,080	2,308	685		28,907	656
Management fee	5,692	1,824	663	179		875	11
Administration fee	379	100	32	8		46	5
12b-1 Service & Distribution fees	1,311	151	62	19		185	51
Reports to shareholders	933	351	130	43		256	45
Deferred Trustees' fees	2,082	582	159	26		180	18
Transfer agent fees	2,514	430	228	33		424	34
Trustees' fees	1	— *	— *	—	*	— *	—	*
Audit fee	39	40	21	22		21	13
Custody fees	72	255	4	15		16	—
Chief compliance officer expenses	31	9	3	1		4	1
Unrealized depreciation on forward foreign currency contracts	—	6,629	—	—		—	—
Other liabilities	131	41	11	12		23	19
Total Liabilities	70,780	21,400	4,232	3,515		35,403	853
Net Assets	$10,871,214	$2,840,567	$944,396	$246,906		$1,319,800	$137,073
Composition of Net Assets:
Paid in capital	$11,532,029	$3,709,180	$1,202,486	$337,562		$2,014,423	$199,226
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(2,116)	57,491	(157)	2,875		(180)	88
Accumulated net realized gain/(loss)	(117,313)	(375,531)	(103,934)	(47,575)		(97,648)	(9,799)
Net unrealized appreciation/ (depreciation) on:
Investments	(541,388)	(547,175)	(153,999)	(45,972)		(596,798)	(52,442)
Foreign currency translations	2	(3,398)	—	16		3	—
Net Assets	$10,871,214	$2,840,567	$944,396	$246,906		$1,319,800	$137,073
Net asset value per share – Class A (a)	$17.22	$23.03	$15.90	$17.99		$13.77	$8.26
(Net assets/shares)	($2,221,100/129,010)	($366,820/15,930)	($136,597/8,593)	($46,522/2,586)		($395,794/28,749)	($41,032/4,970)
Maximum offering price per share – Class A (b)	$18.27	$24.44	$16.87	$19.09		$14.61	$8.76
(Net asset value per share/front- end sales charge)	($17.22/0.9425)	($23.03/0.9425)	($15.90/0.9425)	($17.99/0.9425)		($13.77/0.9425)	($8.26/0.9425)
Net asset value and offering price per share – Class B (a)	$16.21	$22.41	$14.98	$17.16		$13.02	$8.32
(Net assets/shares)	($581,587/35,878)	($39,153/1,747)	($23,633/1,578)	($4,444/259)		($73,152/5,621)	($36,673/4,407)
Net asset value and offering price per share – Class C (a)	$16.09	$22.30	$14.89	$17.08		$12.94	$8.33
(Net assets/shares)	($622,665/38,691)	($62,906/2,821)	($25,899/1,739)	($9,747/571)		($70,962/5,485)	($24,383/2,928)
Net asset value and offering price per share – Class Z (c)	$17.71	$23.13	$16.39	$18.19		$14.07	$8.19
(Net assets/shares)	($7,445,862/420,520)	($2,371,688/102,542)	($758,267/46,266)	($186,193/10,236)		($779,892/55,426)	($34,985/4,274)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

62

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2008

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$109,731	$125,946	$8,415	$6,077	$9,551	$—
Dividend income from affiliates (See Note 4)	40,200	3,880	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	4,429
Interest income	12,436	5,448	544	287	1,204	15
Securitites lending income	1,664	1	106	—	20	—
	164,031	135,275	9,065	6,364	10,775	4,444
Foreign taxes withheld	(2,071)	(10,129)	—	(384)	(156)	—
Total Investment Income	161,960	125,146	9,065	5,980	10,619	4,444
Expenses:
Management fee	102,490	35,928	11,321	2,439	19,180	180
Administration fee	6,317	1,850	518	103	942	71
12b-1 Service and Distribution fees:
Class A	8,377	1,377	494	123	2,023	127
Class B	7,081	557	298	65	1,065	419
Class C	9,862	1,164	392	129	1,387	302
Transfer agent fees:
Class A	2,712	777	150	63	767	81
Class B	1,698	172	82	23	316	102
Class C	1,123	185	45	23	198	52
Class Z	4,154	1,457	511	93	691	23
Custody fees	1,009	3,366	59	169	173	—
Trustees' fees	837	256	69	2	129	—
Registration & blue sky fees	148	146	60	63	109	34
Reports to shareholders	2,402	1,011	376	155	688	165
Chief compliance officer expenses (See Note 4)	480	143	39	7	72	6
Other expenses (See Note 5)	961	359	117	72	187	34
Total expenses	149,651	48,748	14,531	3,529	27,927	1,596
Less custody fees paid indirectly	(58)	(2)	(1)	— *	(1)	— *
Less reimbursement of expenses by Investment Advisor	—	—	—	—	—	(298)
Net Expenses	149,593	48,746	14,530	3,529	27,926	1,298
Net Investment Income/(Loss)	12,367	76,400	(5,465)	2,451	(17,307)	3,146
Net Realized and Unrealized Gain/Loss on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	242,848	(276,951)	(102,173)	(47,349)	(71,799)	—
Affiliated investments (See Note 4)	(245,832)	(95,523)	—	—	(15,794)	(10,088)
Foreign currency transactions	(8,728)	(6,391)	—	569	(31)	—
Realized loss due to a trading error (See Note 8)	—	—	—	—	(1,112)	—
Reimbursement of trading loss by Investment Advisor (See Note 8)	—	—	—	—	1,112	—
Distributions from affiliated investment company shares	—	—	—	—	—	1,073
Net realized gain/(loss)	(11,712)	(378,865)	(102,173)	(46,780)	(87,624)	(9,015)
Net change in unrealized appreciation/(depreciation) on:
Unaffiliated investments	(5,424,587)	(2,400,482)	(492,195)	(100,845)	(965,216)	—
Affiliated investments (See Note 4)	(1,918,721)	337	(3,773)	—	(365,076)	(58,979)
Foreign currency translations	(58)	(3,466)	—	(198)	3	—
Foreign capital gains tax	—	521	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	(7,343,366)	(2,403,090)	(495,968)	(101,043)	(1,330,289)	(58,979)
Net realized and unrealized loss	(7,355,078)	(2,781,955)	(598,141)	(147,823)	(1,417,913)	(67,994)
Net Decrease in Net Assets resulting from Operations	$(7,342,711)	$(2,705,555)	$(603,606)	$(145,372)	$(1,435,220)	$(64,848)

*  Rounds to less than $500.

See accompanying notes to financial statements.

63

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$12,367	$45,731	$76,400	$47,827	$(5,465)	$(2,597)
Net realized gain/(loss) on investments and foreign currency transactions	(11,712)	1,712,094	(378,865)	513,670	(102,173)	134,988
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translations and foreign capital gains tax	(7,343,366)	(335,820)	(2,403,090)	231,935	(495,968)	(78,587)
Net change in unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase/(Decrease) from Operations	(7,342,711)	1,422,005	(2,705,555)	793,432	(603,606)	53,804
Distributions to Shareholders From:
Net investment income – Class A	—	(3,413)	(1,020)	(1,116)	—	—
Net realized gain – Class A	(91,100)	(325,538)	(9,807)	(43,244)	(8,248)	(15,400)
Net investment income – Class B	—	—	— *	— *	—	—
Net realized gain – Class B	(26,893)	(102,379)	(1,332)	(7,707)	(1,748)	(3,468)
Net investment income – Class C	—	—	— *	(2)	—	—
Net realized gain – Class C	(28,315)	(105,787)	(2,146)	(11,335)	(1,740)	(3,257)
Net investment income – Class Z	(6,088)	(48,153)	(23,593)	(35,860)	—	—
Net realized gain – Class Z	(284,695)	(960,719)	(68,973)	(359,596)	(41,787)	(72,632)
Total Distributions to Shareholders	(437,091)	(1,545,989)	(106,871)	(458,860)	(53,523)	(94,757)
Share Transactions:
Subscriptions – Class A	612,669	1,059,415	277,346	364,862	53,928	90,692
Distributions reinvested – Class A	83,711	298,039	9,979	40,913	7,538	13,230
Redemptions – Class A	(1,151,023)	(1,097,778)	(207,715)	(115,689)	(69,749)	(96,876)
Net Increase/(Decrease) – Class A	(454,643)	259,676	79,610	290,086	(8,283)	7,046
Subscriptions – Class B	1,991	14,689	1,704	17,916	71	496
Distributions reinvested – Class B	24,675	93,667	1,209	7,027	1,615	3,174
Redemptions – Class B	(255,304)	(235,941)	(23,974)	(22,565)	(11,765)	(13,338)
Net Increase/(Decrease) – Class B	(228,638)	(127,585)	(21,061)	2,378	(10,079)	(9,668)
Subscriptions – Class C	62,517	110,348	20,234	60,335	3,931	3,126
Distributions reinvested – Class C	22,379	83,502	1,596	8,403	1,523	2,798
Redemptions – Class C	(287,537)	(210,477)	(43,103)	(21,288)	(10,090)	(8,675)
Net Increase/(Decrease) – Class C	(202,641)	(16,627)	(21,273)	47,450	(4,636)	(2,751)
Subscriptions – Class Z	1,526,416	1,935,968	664,727	996,581	213,395	236,636
Distributions reinvested – Class Z	251,789	863,071	64,910	279,036	37,687	65,865
Redemptions – Class Z	(2,162,613)	(1,814,299)	(912,602)	(495,473)	(190,501)	(272,461)
Net Increase/(Decrease) – Class Z	(384,408)	984,740	(182,965)	780,144	60,581	30,040
Net Increase/(Decrease) from Share Transactions	(1,270,330)	1,100,204	(145,689)	1,120,058	37,583	24,667
Redemption Fees	—	—	354	303	—	—
Total Increase/(Decrease) in Net Assets	(9,050,132)	976,220	(2,957,761)	1,454,933	(619,546)	(16,286)
Net Assets:
Beginning of period	19,921,346	18,945,126	5,798,328	4,343,395	1,563,942	1,580,228
End of period	$10,871,214	$19,921,346	$2,840,567	$5,798,328	$944,396	$1,563,942
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(2,116)	$(7,414)	$57,491	$9,909	$(157)	$(222)

*  Rounds to less than $500.

See accompanying notes to financial statements.

64

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$2,451	$500	$(17,307)	$(13,824)	$3,146	$6,445
Net realized gain/(loss) on investments and foreign currency transactions	(46,780)	28,722	(87,624)	137,328	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	(9,015)	8,935
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translations and foreign capital gains tax	(101,043)	13,014	(1,330,289)	60,654	—	—
Net change in unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	(58,979)	(1,323)
Net Increase/(Decrease) from Operations	(145,372)	42,236	(1,435,220)	184,158	(64,848)	14,057
Distributions to Shareholders From:
Net investment income – Class A	—	(150)	—	—	(1,051)	(2,012)
Net realized gain – Class A	(984)	(2,498)	(25,410)	(25,546)	(337)	(3,166)
Net investment income – Class B	—	—	—	—	(657)	(2,100)
Net realized gain – Class B	(189)	(655)	(4,641)	(4,903)	(371)	(4,129)
Net investment income – Class C	—	—	—	—	(361)	(764)
Net realized gain – Class C	(288)	(682)	(4,551)	(4,795)	(201)	(1,608)
Net investment income – Class Z	(280)	(1,618)	—	—	(1,140)	(1,519)
Net realized gain – Class Z	(3,600)	(10,710)	(39,523)	(33,588)	(301)	(2,094)
Total Distributions to Shareholders	(5,341)	(16,313)	(74,125)	(68,832)	(4,419)	(17,392)
Share Transactions:
Subscriptions – Class A	47,637	26,720	131,376	353,434	21,460	10,451
Distributions reinvested – Class A	901	2,409	23,381	23,371	1,269	4,734
Redemptions – Class A	(21,936)	(7,228)	(377,780)	(257,380)	(14,939)	(19,044)
Net Increase/(Decrease) – Class A	26,602	21,901	(223,023)	119,425	7,790	(3,859)
Subscriptions – Class B	271	2,760	388	3,529	2,089	4,269
Distributions reinvested – Class B	170	583	4,147	4,372	943	5,698
Redemptions – Class B	(3,345)	(2,545)	(41,288)	(36,416)	(14,056)	(13,592)
Net Increase/(Decrease) – Class B	(2,904)	798	(36,753)	(28,515)	(11,024)	(3,625)
Subscriptions – Class C	7,847	5,815	8,177	44,306	17,881	4,372
Distributions reinvested – Class C	248	579	3,639	3,773	510	2,127
Redemptions – Class C	(4,044)	(1,469)	(51,407)	(32,811)	(8,717)	(6,502)
Net Increase/(Decrease) – Class C	4,051	4,925	(39,591)	15,268	9,674	(3)
Subscriptions – Class Z	175,091	70,464	387,091	874,944	23,041	6,608
Distributions reinvested – Class Z	1,768	5,636	29,748	25,110	1,339	3,354
Redemptions – Class Z	(84,177)	(21,559)	(373,486)	(274,110)	(8,008)	(4,141)
Net Increase/(Decrease) – Class Z	92,682	54,541	43,353	625,944	16,372	5,821
Net Increase/(Decrease) from Share Transactions	120,431	82,165	(256,014)	732,122	22,812	(1,666)
Redemption Fees	171	31	—	—	—	—
Total Increase/(Decrease) in Net Assets	(30,111)	108,119	(1,765,359)	847,448	(46,455)	(5,001)
Net Assets:
Beginning of period	277,017	168,898	3,085,159	2,237,711	183,528	188,529
End of period	$246,906	$277,017	$1,319,800	$3,085,159	$137,073	$183,528
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$2,875	$163	$(180)	$(10,038)	$88	$167

See accompanying notes to financial statements.

65

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	26,521	34,304	8,030	8,200	2,597	3,109
Shares issued in reinvestment and capital gains – Class A	3,428	10,082	248	931	302	475
Less shares redeemed – Class A	(49,918)	(35,563)	(6,693)	(2,608)	(3,306)	(3,347)
Net Increase/(Decrease) – Class A	(19,969)	8,823	1,585	6,523	(407)	237
Subscriptions – Class B	80	501	44	410	3	18
Shares issued in reinvestment and capital gains – Class B	1,065	3,332	30	164	68	119
Less shares redeemed – Class B	(11,645)	(7,999)	(768)	(523)	(573)	(478)
Net Increase/(Decrease) – Class B	(10,500)	(4,166)	(694)	51	(502)	(341)
Subscriptions – Class C	3,082	3,792	569	1,389	219	113
Shares issued in reinvestment and capital gains – Class C	975	2,987	41	196	65	105
Less shares redeemed – Class C	(13,528)	(7,188)	(1,414)	(487)	(514)	(312)
Net Increase/(Decrease) – Class C	(9,471)	(409)	(804)	1,098	(230)	(94)
Subscriptions – Class Z	63,561	61,171	19,040	22,406	9,874	7,861
Shares issued in reinvestment and capital gains – Class Z	10,170	28,499	1,609	6,321	1,466	2,304
Less shares redeemed – Class Z	(93,561)	(57,473)	(30,912)	(11,085)	(8,493)	(9,118)
Net Increase/(Decrease) – Class Z	(19,830)	32,197	(10,263)	17,642	2,847	1,047
Net Increase/(Decrease) in Shares of Beneficial Interest	(59,770)	36,445	(10,176)	25,314	1,708	849

See accompanying notes to financial statements.

66

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	1,986	867	6,192	12,257	1,952	805
Shares issued in reinvestment and capital gains – Class A	30	75	901	810	147	380
Less shares redeemed – Class A	(959)	(230)	(18,425)	(8,919)	(1,454)	(1,469)
Net Increase/(Decrease) – Class A	1,057	712	(11,332)	4,148	645	(284)
Subscriptions – Class B	10	93	16	129	176	328
Shares issued in reinvestment and capital gains – Class B	6	19	168	159	104	456
Less shares redeemed – Class B	(149)	(86)	(2,059)	(1,320)	(1,344)	(1,046)
Net Increase/(Decrease) – Class B	(133)	26	(1,875)	(1,032)	(1,064)	(262)
Subscriptions – Class C	317	194	469	1,601	1,558	338
Shares issued in reinvestment and capital gains – Class C	9	19	148	138	56	170
Less shares redeemed – Class C	(183)	(49)	(2,581)	(1,197)	(861)	(502)
Net Increase/(Decrease) – Class C	143	164	(1,964)	542	753	6
Subscriptions – Class Z	7,667	2,248	17,670	29,644	1,994	511
Shares issued in reinvestment and capital gains – Class Z	58	176	1,123	858	153	271
Less shares redeemed – Class Z	(3,845)	(696)	(18,669)	(9,406)	(783)	(320)
Net Increase/(Decrease) – Class Z	3,880	1,728	124	21,096	1,364	462
Net Increase/(Decrease) in Shares of Beneficial Interest	4,947	2,630	(15,047)	24,754	1,698	(78)

See accompanying notes to financial statements.

67

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$29.61	$29.71		$28.17		$26.45		$22.56
Income from Investment Operations
Net investment income (a)	0.06	0.15	(b)	0.13		0.15		0.04
Net realized and unrealized gain/(loss)	(11.29)	2.17		3.92		3.28		4.78
Total from Investment Operations	(11.23)	2.32		4.05		3.43		4.82
Less Distributions to Shareholders
From net investment income	(0.01)	(0.12)		(0.13)		(0.15)		(0.02)
From net realized gains	(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	(0.67)	(2.42)		(2.51)		(1.71)		(0.93)
Net Asset Value, End of Period	$17.71	$29.61		$29.71		$28.17		$26.45
Total Return (c)	(38.55)%	7.69	%(d)(e)	14.45	%(d)	13.11	%(d)	21.51	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.76%	0.74%		0.74%		0.74%		0.81%
Net investment income (f)	0.26%	0.46%		0.45%		0.57%		0.18%
Waiver/Reimbursement	—	0.00	%(g)	0.01%		0.02%		0.02%
Portfolio turnover rate	21%	20%		22%		16%		20%
Net assets at end of period (in millions)	$7,446	$13,038		$12,128		$10,399		$8,689

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$43.60	$40.31		$33.44		$29.03		$22.66
Income from Investment Operations
Net investment income (a)	0.60	0.43		0.35		0.34		0.25
Net realized and unrealized gain/(loss)	(20.26)	6.56		10.94		5.87		6.37
Total from Investment Operations	(19.66)	6.99		11.29		6.21		6.62
Less Distributions to Shareholders
From net investment income	(0.21)	(0.34)		(0.51)		(0.72)		(0.25)
From net realized gains	(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.81)	(3.70)		(4.42)		(1.80)		(0.25)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	—	—		—		—		—
Net Asset Value, End of Period	$23.13	$43.60		$40.31		$33.44		$29.03
Total Return (c)	(45.89)%	17.28	%(d)	34.53	%(d)	21.81	%(d)	29.47	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.96%	0.91%		0.94%		0.99%		1.08%
Net investment income (e)	1.72%	0.96%		0.92%		1.09%		1.01%
Waiver/Reimbursement	—	0.00	%(f)	0.01%		0.02%		0.02%
Portfolio turnover rate	38%	28%		31%		27%		40%
Net assets at end of period (in millions)	$2,372	$4,918		$3,836		$2,629		$1,919

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Columbia Acorn USA

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.97	$28.66		$27.03		$25.20		$21.01
Income from Investment Operations
Net investment income/(loss) (a)	(0.07)	(0.01	)(b)	(0.02)		0.07		(0.15)
Net realized and unrealized gain/(loss)	(10.55)	1.03		2.26		3.18		4.48
Total from Investment Operations	(10.62)	1.02		2.24		3.25		4.33
Less Distributions to Shareholders
From net investment income	—	—		—		(0.05)		—
From net realized gains	(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Total Distributions to Shareholders	(0.96)	(1.71)		(0.61)		(1.42)		(0.14)
Net Asset Value, End of Period	$16.39	$27.97		$28.66		$27.03		$25.20
Total Return (c)	(39.22)%	3.46	%(d)(e)	8.28	%(e)	12.98	%(e)	20.62	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.01%	0.98%		0.98%		1.01%		1.09%
Net investment income/(loss) (f)	(0.32)%	(0.03)%		(0.07)%		0.28%		(0.66)%
Waiver/Reimbursement	—	0.00	%(g)	0.01%		0.01%		0.02%
Portfolio turnover rate	23%	21%		13%		13%		18%
Net assets at end of period (in millions)	$758	$1,214		$1,214		$937		$646

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

68

Columbia Acorn International Select

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$32.02	$27.97		$20.57		$18.02		$14.58
Income from Investment Operations
Net investment income (a)	0.28	0.14	(b)	0.10		0.13		0.04
Net realized and unrealized gain/(loss)	(13.53)	5.96		7.35		2.70		3.47
Total from Investment Operations	(13.25)	6.10		7.45		2.83		3.51
Less Distributions to Shareholders
From net investment income	(0.04)	(0.28)		(0.05)		(0.28)		(0.07)
From net realized gains	(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	(0.58)	(2.05)		(0.05)		(0.28)		(0.07)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	—	—		—		—		—
Net Asset Value, End of Period	$18.19	$32.02		$27.97		$20.57		$18.02
Total Return (d)	(42.10)%	21.86	%(e)	36.27	%(e)	15.98	%(e)	24.14	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.21%	1.18%		1.27%		1.45%		1.45%
Net investment income (f)	1.09%	0.44%		0.44%		0.72%		0.27%
Waiver/Reimbursement	—	0.00	%(g)	0.01%		0.04%		0.29%
Portfolio turnover rate	68%	57%		47%		39%		73%
Net assets at end of period (in millions)	$186	$204		$129		$74		$46

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Columbia Acorn Select

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$28.41		$26.59		$22.77		$21.13		$18.20
Income from Investment Operations
Net investment loss (a)	(0.12)		(0.07)		(0.06)		(0.03)		(0.10)
Net realized and unrealized gain/(loss)	(13.53)		2.53		4.51		2.35		3.47
Total from Investment Operations	(13.65)		2.46		4.45		2.32		3.37
Less Distributions to Shareholders
From net investment income	—		—		(0.04)		—		—
From net realized gains	(0.69)		(0.64)		(0.59)		(0.68)		(0.44)
Total Distributions to Shareholders	(0.69)		(0.64)		(0.63)		(0.68)		(0.44)
Net Asset Value, End of Period	$14.07		$28.41		$26.59		$22.77		$21.13
Total Return (b)	(49.18	)%(c)	9.20	%(d)	19.68	%(d)	11.08	%(d)	18.58	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.95%		0.91%		0.96%		0.99%		1.13%
Net investment loss (e)	(0.51)%		(0.24)%		(0.26)%		(0.16)%		(0.52)%
Waiver/Reimbursement	—		0.00	%(f)	0.02%		0.03%		0.02%
Portfolio turnover rate	28%		14%		21%		19%		34%
Net assets at end of period (in millions)	$780		$1,571		$909		$688		$445

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.26	$12.57	$12.50	13.12	$12.31
Income from Investment Operations
Net investment income (a)	0.24	0.52	0.49	0.43	0.31
Net realized and unrealized gain/(loss)	(3.96)	0.53	0.84	0.28	0.82
Total from Investment Operations	(3.72)	1.05	1.33	0.71	1.13
Less Distributions to Shareholders
From net investment income	(0.28)	(0.57)	(0.54)	(0.42)	(0.29)
From net realized gains	(0.07)	(0.79)	(0.72)	(0.91)	(0.03)
Total Distributions to Shareholders	(0.35)	(1.36)	(1.26)	(1.33)	(0.32)
Net Asset Value, End of Period	$8.19	$12.26	$12.57	$12.50	$13.12
Total Return (b)(c)	(30.53)%	8.49%	10.86%	5.50%	9.17%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (e)	2.23%	4.05%	3.84%	3.28%	2.48%
Waiver/Reimbursement	0.08%	0.15%	0.13%	0.11%	0.21%
Portfolio turnover rate	130%	128%	66%	96%	67%
Net assets at end of period (in millions)	$35	$36	$31	$26	$21

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

69

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the S&P 500 Index in relation to predetermined ranges set by the Advisor. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding the redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class A, Class B and Class C shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

70

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAV's are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2008, in valuing each Fund's assets:

	Columbia Acorn Fund		Columbia Acorn International
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments*
(in thousands)
Level 1 – Quoted Prices	$10,034,600	$—	$264,817	$—
Level 2 – Other Significant Observable Inputs	869,660	—	2,542,923	(3,279)
Level 3 – Significant Unobservable Inputs	426	—	312	—
Total	$10,904,686	$—	$2,808,052	$(3,279)
	Columbia Acorn USA		Columbia Acorn International Select
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$917,092	$—	$27,336	$—
Level 2 – Other Significant Observable Inputs	22,544	—	219,284	—
Level 3 – Significant Unobservable Inputs	41	—	—	—
Total	$939,677	$—	$246,620	$—
	Columbia Acorn Select		Columbia Thermostat Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$1,244,751	$—	$136,957	$—
Level 2 – Other Significant Observable Inputs	71,783	—	842	—
Level 3 – Significant Unobservable Inputs	—	—	—	—
Total	$1,316,534	$—	$137,799	$—

*Other financial instruments consist of forward foreign currency exchange contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the year ended December 31, 2008, in which significant unobservable inputs (Level 3) were used in determining value:

	Columbia Acorn Fund		Columbia Acorn USA
	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Balance as of December 31, 2007	$1,427	$—	$178	$—
Accretion of Discounts/Amortization of Premiums	—	—	—	—
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Depreciation	(1,001)	—	(137)	—
Net Purchases (Sales)	—	—	—	—
Transfers In or Out of Level 3	—	—	—	—
Balance as of December 31, 2008	$426	$—	$41	$—

	Columbia Acorn International
	Investments in Securities	Other Financial Instruments
(in thousands)
Balance as of December 31, 2007	$0	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation	4	—
Net Purchases (Sales)	—	—
Transfers In or Out of Level 3	308	—-
Balance as of December 31, 2008	$312	$—

71

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The other party is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency, if any, contracts are disclosed in the Notes to the Statement of Investments. As forward foreign currency contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/loss on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

>Securities lending

Each Fund may lend up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retained the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also received a fee for the loan. The Fund had the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan was collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral is invested in the Dreyfus Government Cash Management Fund, and the income earned was paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. Generally, in the event of borrower default, the Fund had the right to use the collateral to offset any losses incurred. In the event the Fund was delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bore the risk of loss with respect to the investment of collateral.

The Funds began lending securities in the third quarter of 2008. Due to the turmoil in the financial markets, the Funds suspended securities lending activities on September 17, 2008. No new loans were made after that date and notice was given to the Funds' lending agent to recall the securities on loan. Resumption of securities lending may be reconsidered as

72

market conditions improve. The net lending income earned in 2008 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gains/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are

73

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, tax equalization, net operating losses, foreign currency transactions, passive foreign investment company ("PFIC") adjustments and foreign capital gains tax adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
(in thousands)
Columbia Acorn Fund	$(981)	$(36,312)	$37,293
Columbia Acorn International	(4,205)	4,205	—
Columbia Acorn USA	5,530	9	(5,539)
Columbia Acorn International Select	542	(542)	—
Columbia Acorn Select	27,165	(9,698)	(17,467)
Columbia Thermostat Fund	(16)	16	—

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2008, and December 31, 2007, was as follows:

December 31, 2008	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$24,585	$412,506
Columbia Acorn International	32,574	74,297
Columbia Acorn USA	9	53,514
Columbia Acorn International Select	601	4,740
Columbia Acorn Select	—	74,125
Columbia Thermostat Fund	3,595	824
December 31, 2007	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$154,770	$1,391,219
Columbia Acorn International	59,527	399,333
Columbia Acorn USA	—	94,757
Columbia Acorn International Select	1,768	14,545
Columbia Acorn Select	9,164	59,668
Columbia Thermostat Fund	12,086	5,306

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
(in thousands)
Columbia Acorn Fund	$—	$—	$(571,303)
Columbia Acorn International	60,052	—	(559,936)
Columbia Acorn USA	—	—	(154,530)
Columbia Acorn International Select	3,462	—	(48,564)
Columbia Acorn Select	—	—	(612,989)
Columbia Thermostat Fund	106	—	(55,154)

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2009		2010		2011	2012- 2015	2016	Total
(in thousands)
Columbia Acorn Fund	$—		$—		$—	$—	$—	$—
Columbia Acorn International	—		—		—	—	135,487	135,487
Columbia Acorn USA	1,012	*	506	*	—	—	76,008	77,526
Columbia Acorn International Select	—		—		—	—	30,442	30,442
Columbia Acorn Select	—		—		—	—	12,271	12,271
Columbia Thermostat Fund	—		—		—	—	5,193	5,193

*Of these carryforwards, $1,518 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses attributed to security transactions were deferred to January 1, 2009.

(in thousands)
Columbia Acorn Fund	$87,398
Columbia Acorn International	232,485
Columbia Acorn USA	25,877
Columbia Acorn International Select	15,114
Columbia Acorn Select	69,185
Columbia Thermostat Fund	1,894

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related

74

appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under the Funds' investments advisory agreement, management fees were accrued daily based on each Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the year ended December 31, 2008, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.80%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving

75

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2009. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Thermostat Fund for the year ended December 31, 2008, were $298,018.

Effective August 1, 2008, CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

Prior to August 1, 2008, CWAM provided administrative services and received an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion and over	0.030%

For the year ended December 31, 2008, each Fund's effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), an indirect, wholly owned subsidiary of BOA, is the Funds' principal underwriter.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMDI receives no compensation with respect to Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, each Fund pays the Transfer Agent a monthly fee at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2008, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 32, 33, 43, 51 and 60, respectively.

During the year ended December 31, 2008, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$17,984	$35,283
Columbia Acorn International	16,495	1,728
Columbia Acorn USA	—	704
Columbia Acorn International Select	250	2,561
Columbia Acorn Select	20,424	17,984

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5.  Borrowing Arrangements

The Trust participated in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit was apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2008. The Trust enters into this line of credit for one year durations. The Trust has already secured the line of credit for the entire year of 2009.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2008, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$3,312,198
Proceeds from sales	4,143,963

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,684,502
Proceeds from sales	1,715,653

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$294,811
Proceeds from sales	327,976

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$288,436
Proceeds from sales	164,298

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$666,501
Proceeds from sales	894,998

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$251,219
Proceeds from sales	233,308

7.  Redemption Fees

For the year ended December 31, 2008, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $354,046 and $171,218, respectively, and are accounted for as additions to paid in capital.

8.  Other

For the year ended December 31, 2008, there was a trading error in the Columbia Acorn Select Fund. The Fund purchased shares of MF Global that exceeded the 5% limit on securities related businesses imposed by the Investment Company Act of 1940. The sale of the excess shares purchased resulted in a loss of $1,111,766 to the Fund. The Fund was reimbursed by CWAM for the full amount of the loss.

9.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

77

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

78

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2009

79

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (unaudited) — Class A, B, C and Z shares

Columbia Acorn Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008 $113,609, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Acorn International

Foreign taxes paid during the fiscal year ended December 31, 2008 of $10,129 ($0.08 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $129,826 ($1.06 per share) for the fiscal year ended December 31, 2008.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2008 of $384 ($0.03 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,665 ($0.41 per share) for the fiscal year ended December 31, 2008.

42.86% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

The Fund hereby designates as a capital gain dividend with respect to the prior taxable year ended December 31, 2007 $20,250, or, if subsequently determined to be different, the net capital gain of such year.

Columbia Thermostat Fund

46.71% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

For non-corporate shareholders 50.13%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

80

Excerpt from:

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

81

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

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2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Acorn Funds generally have achieved good to outstanding performance over the past five years. Acorn Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international Acorn Funds have relatively weaker relative long

83

term records than do the domestic funds. All the Acorn Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund and Acorn International are the most competitive, while Acorn Select is the least competitive in the assessments prepared by both Morningstar and Lipper.

3.  Administrative Fees. The Acorn Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the Acorn Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. But, the Acorn Funds' fee schedule provides no breakpoints above $16 billion, though economies of scale exist above that asset level.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. The Board has recently imposed additional breakpoints for some of the Acorn Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Acorn Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

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Recommendations

I believe the Trustees should:

1.  Consider the addition to breakpoints to the Acorn Funds' administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the Acorn Funds' management fee levels in relation to their peers, in particular the fees paid by Acorn Select.

3.  Monitor Acorn Select to ensure that its long term performance is sustained.

Robert P. Scales

Senior Vice President,

Chief Legal Officer

and General Counsel

May 27, 2008

85

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May and June 2008 and reported its recommendations to the full board of trustees. On June 11, 2008, the board of trustees unanimously approved continuation through July 31, 2009 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement"), as amended to reflect the recommendation of the Committee that effective August 1, 2008, the Trust shall pay CWAM for its services under the agreement a fee accrued daily and paid monthly at the following annual rates, as a percentage of the Trust's aggregate average daily net assets: 0.05% on the first $8 billion; 0.04% on $8 – 16 billion; 0.03% on $16 – 35 billion; 0.025% on $35 – 45 billion; and 0.015% on assets over $45 billion.

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to

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the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the investment performance committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The trustees discussed how each of the domestic Funds had outperformed its peers and primary benchmark for the five year period, according to Morningstar, noting that Lipper's rankings of the Funds were somewhat lower than Morningstar's. Columbia Acorn Select had a particularly difficult performance year during 2007, which the trustees acknowledged. Focusing on Columbia Thermostat Fund, the trustees noted the Fund had just completed five years of performance and was ranked best among its peers by Morningstar (but ranked lower by Lipper as a result of Lipper's classification of the Fund). The trustees also reviewed the performance of the international Funds, discussing how both had fallen in relative performance from the prior year, but that each continued to beat its benchmark over the five year period. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Columbia Acorn Select were higher than the median advisory fee rates of its peer group. The trustees also considered the advisory fees of the Funds relative to those of the series of Wanger Advisors Trust ("Wanger"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Wanger funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment advisor and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal

87

Board Approval of the Advisory Agreement, continued

risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition.

In connection with their consideration of the Administration Agreement, and as recommended by the Committee and the Trust's Senior Officer, the Independent Trustees negotiated additional breakpoints in the fee schedule for administrative services that will reduce the fee for those services if the aggregate net assets of the Funds exceed $35 billion.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisors for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which is relatively modest in size, includes breakpoints in the rate of fees at various asset levels. The trustees discussed extensively the appropriateness of the recommendation of the Committee regarding the addition of further breakpoints to the fee schedule under the Administration Agreement. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund, with the administration fee schedule changes recommended by the Contract Committee, was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided, and that Columbia Management Distributors, Inc. ("CMD"), the Funds' distributor, received Rule 12b-1 fees, most of which CMD paid to broker-dealers. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM, and determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement (as amended to reflect a new administration fee schedule), was in the best interest of each Fund. On June 11, 2008, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as so amended, through July 31, 2009.

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Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 43, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, J.P. Morgan Chase & Co. (broker/dealer) 1991-2007.	10	Wanger Advisors Trust

Michelle L. Collins, 48, Trustee	2008	President, Cambium LLC, since 2007; Advisory Board Member, Svoboda Capital Partners LLC, since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Wanger Advisors Trust; Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 60, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor) 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Wanger Advisors Trust

Margaret Eisen, 55, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), since 2003; Managing Director, CFA Institute, 2005-2008.	10	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals).

Jerome Kahn, Jr., 74, Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Wanger Advisors Trust

Steven N. Kaplan, 49, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Wanger Advisors Trust; Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 73, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Wanger Advisors Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 72, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

89

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust: (continued)

Robert E. Nason, 72, Trustee and Chairman of the Board	1998	Consultant and private investor, since 1998; prior thereto, Chief Executive Officer, executive partner, and member of the Executive Committee, Grant Thornton, LLP (public accounting firm).	10	Wanger Advisors Trust

James A. Star, 47, Trustee	2006	President, Longview Asset Management LLC (investment advisor), since 2003.	10	Wanger Advisors Trust; Traush Industries (privately-owned manufacturer of refrigeration parts and products).

John A. Wing, 73, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm), Chief Executive Officer, Market Liquidity Network, LLC, and Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology.	10	Wanger Advisors Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 55, Trustee and President(1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; portfolio manager, CWAM or its predecessors, since 1995.	10	Wanger Advisors Trust

Ralph Wanger, 74, Trustee(2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 42, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Michael G. Clarke, 39, Assistant Treasurer	2004	Treasurer of certain Columbia Funds since June 2008; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004 – December 2005; Vice President of Fund Administration, Columbia Management Advisors, LLC, June 2002 – September 2004.	10	None

Jeffrey Coleman, 39, Assistant Treasurer	2006	Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004 – January 2006; Vice President, CDC IXIS Asset Management Services, Inc., August 2000 – September 2004.	10	None

90

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

J. Kevin Connaughton, 44, Assistant Treasurer	2001	President of certain Columbia Funds since January 2009; Treasurer and Chief Financial Officer, the Columbia Funds, since December 2000; Managing Director, Columbia Management Advisors, LLC, since April 2003; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Treasurer, the Galaxy Funds, September 2002 – November 2005; Senior Officer of various affiliated entities of Bank of America, including other registered and unregistered funds.	10	None

P. Zachary Egan, 40, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

Peter T. Fariel, 51, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 38, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 38, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 51, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes, 44, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003.	10	None

Robert A. Mohn, 47, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher Olson, 44, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Robert P. Scales, 56, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP (public accounting firm).	10	None

91

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

Linda Roth-Wiszowaty, 39, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(2)  Mr. Wanger is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is a former officer of the Trust and a former employee of owns securities issued by a controlling person of CWAM.

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Columbia Acorn Family of Funds

Class Z Share Information

Minimum Initial Investment in all Funds	$2,500† $1,000 for an IRA
Minimum Subsequent Investment in all Funds Exchange Fee	$50 None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.76%
Columbia Acorn International	ACINX
Management Fee	0.77%
12b-1 Fee	None
Other Expenses	0.19%
Net Expense Ratio	0.96%
Columbia Acorn USA	AUSAX
Management Fee	0.87%
12b-1 Fee	None
Other Expenses	0.14%
Net Expense Ratio	1.01%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.27%
Net Expense Ratio	1.21%
Columbia Acorn Select	ACTWX
Management Fee	0.80%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	0.95%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%

    Fees and expenses are for the year ended December 31, 2008, and for Columbia Thermostat Fund include the effect of CWAM's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2009.

  *  Does not include estimated fees and expenses of 0.71% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  Effective August 1, 2008, the initial minimum investment range for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select was reduced as noted. Prior to this change, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select had initial minimum investment ranges of $0 to $75,000, $75,000 and $100,000, respectively. Certain categories of eligible investors are subject to no minimum investment, and exclusions may apply.

93

Columbia Acorn Family of Funds

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call 800-922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia Wanger Asset Management, L.P. ("CWAM") is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

94

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Annual Report, December 31, 2008

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

© 2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-42/5028-1208 09/71304

Q4 2008

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Managed by Columbia Wanger Asset Management, L.P.

Annual Report

December 31, 2008

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

The Columbia Acorn Family of Funds ("Acorn Funds") had disappointing negative returns for 2008. It was a year of unprecedented events and severe stress in financial markets. Most asset classes throughout the world suffered major reductions in market prices.

Your Trustees govern the Acorn Funds with a focus on long-term capital appreciation. We engage an investment advisor, Columbia Wanger Asset Management ("CWAM"), for that purpose as described in each fund's prospectus in accordance with the investment strategies of the respective funds. CWAM does not attempt to time the market and cash positions are not significant, with a high percentage of assets invested in a broad range of companies described in the prospectuses. Therefore, the Acorn Funds are susceptible to major changes in the market prices of those asset classes.

The Acorn Funds have had negative returns in other calendar years before 2008. All have hindered long-term results. However, time has proven to be an ally of Acorn shareholders. When market prices diminish, it can be challenging for investors to look through those results and keep their eye on the long-term objective. History has shown it is prudent to do so.

The Trustees acted on certain matters during 2008 that are noteworthy for shareholders.

•  The required market capitalization of companies eligible for investment by Acorn International Select was changed to under $25 billion. Also, the limitation on investments in securities of U.S. issuers was increased to 25% and the 15% limitation on investments in securities of emerging markets was eliminated.

•  A securities lending program designed to earn additional income for shareholders was approved along with the engagement of a lending agent and cash collateral manager. This program was initiated in the fall of 2008 and shortly thereafter it was discontinued because of the unsettled nature and uncertainty prevailing in the financial markets. The program will be initiated again when market conditions are favorable.

•  New breakpoints were added to the fee schedule of our administrative agreement with CWAM to provide additional economies of scale for shareholders if total assets of the funds increase in the future.

•  The investment minimums for the Acorn, Acorn Select and Acorn USA funds were reduced to $2,500 for most investors.

•  Michelle L. Collins was elected as a new independent trustee. She brings extraordinary qualifications to the Board. Shareholders will benefit from her contributions in the years ahead.

We have renewed the investment advisory agreement with CWAM through July 2009. We have again placed our trust in these qualified professionals and are confident that we, and our fellow shareholders, will continue to benefit from their service.

The 2008 annual report to shareholders of the Acorn Funds follows this letter. Thank you for your confidence in the Acorn Funds.

Robert E. Nason
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

NAVs and 2008 Year-End Distributions	1

Descriptions of Indexes	2

Share Class Performance	3

Performance At A Glance	4

Squirrel Chatter II: The Population Bust	5

Understanding Your Expenses	8

Columbia Acorn Fund

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	22

Statement of Investments	25

Columbia Acorn International

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	37

Statement of Investments	40

Portfolio Diversification	46

Columbia Acorn USA

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	47

Statement of Investments	48

Columbia Acorn International Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	54

Statement of Investments	55

Portfolio Diversification	58

Columbia Acorn Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	59

Statement of Investments	60

Columbia Thermostat Fund

In a Nutshell	20

At a Glance	21

Statement of Investments	63

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	64

Statements of Operations	65

Statements of Changes in Net Assets	66

Financial Highlights	70

Notes to Financial Statements	76

Report of Independent Registered

Public Accounting Firm	85

Federal Income Tax Information	86

Management Fee Evaluation of the

Senior Officer	87

Board Approval of the Advisory Agreement	92

Board of Trustees and Management

of Columbia Acorn Funds	95

Columbia Acorn Family of Funds Information	99

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/08

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$17.22	$23.03	$15.90	$17.99	$13.77	$8.26
Class B	$16.21	$22.41	$14.98	$17.16	$13.02	$8.32
Class C	$16.09	$22.30	$14.89	$17.08	$12.94	$8.33

2008 Year-End Distributions

The following table details the year-end distributions for Columbia Acorn Fund and Columbia Thermostat Fund. The other Columbia Acorn Funds did not have any distributions. The record date for Columbia Acorn Fund was December 8, 2008. The ex-dividend date was December 9, 2008, and the payable date was December 10, 2008. For Columbia Thermostat Fund, the record date was December 22, 2008. The ex-dividend date was December 23, 2008, and the payable date was December 24, 2008.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A, B and C	None	$0.1069	None	$16.26 - A $15.32 - B $15.21 - C
Columbia Thermostat Fund Class A	None	None	$0.2068	$7.85 -	A
Columbia Thermostat Fund Class B	None	None	$0.1515	$7.91 -	B
Columbia Thermostat Fund Class C	None	None	$0.1239	$7.92 -	C

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index† is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Barclays Capital U.S. Intermediate Credit Bond Index† is the intermediate component of the Barclay's Capital U.S. Credit Index. The Barclay's Capital U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 7% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index‡ is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index‡ is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index‡ is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

† In November 2008, Barclays Capital announced the rebranding of its unified family of indexes, which now includes existing Lehman Brothers indexes, under the "Barclays Capital" name. Prior to the rebranding, the Barclays Capital U.S. Aggregate Bond Index was known as the Lehman Brothers U.S. Aggregate Bond Index and the Barclays Capital U.S. Intermediate Credit Bond Index was known as the Lehman Brothers U.S. Intermediate Credit Bond Index. The rebranding of existing Lehman Brothers indexes under the Barclays Capital name is not expected to result in any changes to the constitution or calculation of the indexes and does not in any way affect the manner in which the Fund is managed or the investment objectives or principal investment strategies of the Fund, which remain unchanged.

‡ Effective October 1, 2008, Standard & Poor's implemented a new naming convention for its family of indexes. Prior to the renaming, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index was known as the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index, and the S&P Global Ex-U.S. SmallCap Index was known as the S&P/Citigroup EMI Global ex-US Index. In addition, prior to October 1, 2008, the S&P Developed Ex-U.S. Between $2 Billion to $10 Billion Index was known as the S&P/Citigroup World ex-US Cap Range $2-10B Index. These index name changes are not expected to result in any alterations to the constitution or calculation of the indexes and do not in any way affect the manner in which any Fund is managed or the investment objectives or principal investment strategies of the Funds, which remain unchanged.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/08

	Class A		Class B**		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months*	-25.19%	-29.49%	-25.33%	-29.04%	-25.37%	-26.11%
1 year	-38.72%	-42.25%	-39.11%	-42.07%	-39.23%	-39.83%
3 years	-9.10%	-10.88%	-9.65%	-10.41%	-9.82%	-9.82%
5 years	0.50%	-0.68%	-0.16%	-0.46%	-0.29%	-0.29%
Life of fund	4.63%	3.88%	3.96%	3.96%	3.88%	3.88%
Columbia Acorn International (10/16/00)
3 months*	-22.30%	-26.77%	-22.43%	-26.31%	-22.46%	-23.24%
1 year	-46.09%	-49.19%	-46.41%	-49.05%	-46.50%	-47.02%
3 years	-5.44%	-7.29%	-6.02%	-6.80%	-6.16%	-6.16%
5 years	5.76%	4.52%	5.07%	4.74%	4.97%	4.97%
Life of fund	2.37%	1.63%	1.70%	1.70%	1.64%	1.64%
Columbia Acorn USA (10/16/00)
3 months*	-27.99%	-32.13%	-28.08%	-31.68%	-28.14%	-28.86%
1 year	-39.38%	-42.86%	-39.75%	-42.65%	-39.87%	-40.45%
3 years	-12.27%	-13.98%	-12.81%	-13.59%	-12.95%	-12.95%
5 years	-1.78%	-2.94%	-2.44%	-2.76%	-2.54%	-2.54%
Life of fund	4.02%	3.28%	3.36%	3.36%	3.29%	3.29%
Columbia Acorn International Select (10/16/00)
3 months*	-20.78%	-25.34%	-20.96%	-24.91%	-21.00%	-21.79%
1 year	-42.30%	-45.62%	-42.68%	-45.49%	-42.79%	-43.35%
3 years	-1.58%	-3.51%	-2.25%	-3.17%	-2.40%	-2.40%
5 years	6.40%	5.15%	5.71%	5.39%	5.58%	5.58%
Life of fund	1.39%	0.66%	0.70%	0.70%	0.64%	0.64%
Columbia Acorn Select (10/16/00)
3 months*	-30.17%	-34.19%	-30.26%	-33.75%	-30.32%	-31.01%
1 year	-49.31%	-52.22%	-49.62%	-52.07%	-49.71%	-50.20%
3 years	-12.98%	-14.69%	-13.54%	-14.35%	-13.68%	-13.68%
5 years	-2.92%	-4.06%	-3.58%	-3.92%	-3.69%	-3.69%
Life of fund	2.01%	1.28%	1.34%	1.34%	1.26%	1.26%
Columbia Thermostat Fund (3/3/03)†
3 months*	-19.26%	-23.90%	-19.47%	-23.42%	-19.43%	-20.22%
1 year	-30.67%	-34.66%	-31.10%	-34.46%	-31.20%	-31.87%
3 years	-6.05%	-7.89%	-6.56%	-7.33%	-6.77%	-6.77%
5 years	-1.01%	-2.17%	-1.58%	-1.87%	-1.75%	-1.75%
Life of fund	2.73%	1.69%	2.12%	1.99%	1.97%	1.97%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.03%; Class B: 1.60%; Class C: 1.80%. Columbia Acorn International: Class A: 1.23%; Class B: 1.81%; Class C: 2.00%. Columbia Acorn USA: Class A: 1.25%; Class B: 1.85%; Class C: 2.04%. Columbia Acorn International Select: Class A: 1.50%; Class B: 2.11%; Class C: 2.30%. Columbia Acorn Select: Class A: 1.20%; Class B: 1.79%; Class C: 1.98%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.38%, 1.20%; Class B: 1.89%, 1.70%; Class C: 2.14%, 1.95%, respectively.

**The Funds no longer accept investments from new or existing shareholders in Class B shares.

Performance results reflect any voluntary fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Class A Shares, without sales charge,
Average Annual Total Returns through 12/31/08

	4th quarter*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	-25.19%	-38.72%	-9.10%	0.50%	4.63%
Russell 2500 Index	-26.25%	-36.79%	-9.37%	-0.98%	2.15%
S&P 500 Index	-21.94%	-37.00%	-8.36%	-2.19%	-3.25%
Lipper Small-Cap Core Index	-25.49%	-35.59%	-9.29%	-1.01%	2.08%
Lipper Mid-Cap Growth Index**	-26.23%	-44.04%	-8.97%	-1.18%	-5.67%
Columbia Acorn International (LAIAX) (10/16/00)	-22.30%	-46.09%	-5.44%	5.76%	2.37%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index‡	-23.02%	-47.84%	-8.48%	4.20%	5.52%
S&P Global Ex-U.S. SmallCap Index‡	-24.70%	-49.85%	-9.66%	3.06%	4.37%
MSCI EAFE Index	-19.95%	-43.38%	-7.35%	1.66%	0.07%
Lipper International Small/Mid Growth Index**	-26.58%	-50.70%	-10.73%	2.32%	0.15%
Columbia Acorn USA (LAUAX) (10/16/00)	-27.99%	-39.38%	-12.27%	-1.78%	4.02%
Russell 2000 Index	-26.12%	-33.79%	-8.29%	-0.93%	1.79%
Lipper Small-Cap Growth Index**	-26.59%	-42.62%	-11.36%	-4.06%	-4.54%
S&P 500 Index	-21.94%	-37.00%	-8.36%	-2.19%	-3.25%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	-20.78%	-42.30%	-1.58%	6.40%	1.39%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index‡	-20.82%	-45.57%	-8.56%	2.88%	3.88%
MSCI EAFE Index	-19.95%	-43.38%	-7.35%	1.66%	0.07%
Lipper International Funds Index	-21.12%	-43.62%	-6.75%	2.15%	0.72%
Columbia Acorn Select (LTFAX) (10/16/00)	-30.17%	-49.31%	-12.98%	-2.92%	2.01%
S&P MidCap 400 Index	-25.55%	-36.23%	-8.76%	-0.08%	2.10%
Lipper Mid-Cap Growth Index	-26.23%	-44.04%	-8.97%	-1.18%	-5.67%
S&P 500 Index	-21.94%	-37.00%	-8.36%	-2.19%	-3.25%
Columbia Thermostat Fund (CTFAX) (3/3/03)	-19.26%	-30.67%	-6.05%	-1.01%	2.73%
S&P 500 Index	-21.94%	-37.00%	-8.36%	-2.19%	3.19%
Barclays Capital U.S. Aggregate Bond Index‡	4.58%	5.24%	5.51%	4.65%	4.43%
Barclays Capital U.S. Intermediate Credit Bond Index‡	2.72%	-2.76%	2.38%	2.52%	2.98%
Lipper Flexible Portfolio Funds Index	-17.18%	-30.02%	-4.73%	0.14%	4.22%
50/50 Blended Benchmark††	-9.22%	-17.94%	-1.35%	1.40%	4.04%

* Not annualized.

**New Lipper category reflects a recategorization by Lipper, Inc. of this Fund.

‡ Index name changed during the fourth quarter. For additional information, see Page 2.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Please visit columbiafunds.com for daily and most recent month-end updates.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.03%; Class B: 1.60%; Class C: 1.80%. Columbia Acorn International: Class A: 1.23%; Class B: 1.81%; Class C: 2.00%. Columbia Acorn USA: Class A: 1.25%; Class B: 1.85%; Class C: 2.04%. Columbia Acorn International Select: Class A: 1.50%; Class B: 2.11%; Class C: 2.30%. Columbia Acorn Select: Class A: 1.20%; Class B: 1.79%; Class C: 1.98%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.38%, 1.20%; Class B: 1.89%, 1.70%; Class C: 2.14%, 1.95%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 2.

Squirrel Chatter II: The Population Bust

Important socio-economic predictions are based on demographics. For example, virtually all of the people who will retire in 2058 are living today and retirement age, immigration and mortality trends are utilized to create assumptions that will be used to predict the number of future retirees. The labor force of 2028 and the military age population of 2025 are similarly predictable. These factors are major drivers of government burdens, GDP growth and military potential. Demographics indicate that the world is unlikely to age gracefully.

World Demographic Trends

Richard Jackson and Neil Howe's The Graying of the Great Powers provides an excellent summary of current demographic trends. Its authors conclude that, "The world is entering a demographic transformation of unprecedented dimensions...a fundamental demographic shift with no parallel in the history of humanity.... There is almost no chance that it will not happen—or that it will be reversed in our lifetime."1

The world's current great powers2 are aging at remarkably divergent rates. The United States is barely aging and has a fertility rate of 2.0 to 2.1 births per woman during child-bearing years, very near long-term zero population growth. This country is one of the youngest developed nations, and the age gap between the United States and other developed countries is projected to widen. "By the mid-2020's, the United States will be the only major developed country with more children under age 20 than elderly over age 65—and the only one whose working-age population will still be growing," write Jackson and Howe. The U.S. work force is projected to grow 14% between 2005 and 2030.3

Russian fertility rates plunged through the 1980s and rest today at 1.2 to 1.3 births. Risky lifestyles and a poor health care system have caused mortality rates to soar. Life expectancy for a Russian male has dropped to 59 years, lower than that of Bangladeshi males! Russia's working age population (those aged 20 to 64) will plunge 17% from 2005 to 2030.4 Prime Minister Vladimir Putin termed Russia's lack of births as "the most acute problem facing our country today."5

Jackson and Howe note that Japan is ground zero for demographic aging. Like Russia, its fertility rate has fallen to an average of 1.3 children per woman. In 1980, Japan was the youngest developed country, with only 9% of its population over age 65. By 2005, its elderly (those aged 65 and over) accounted for 20% of its population, making it one of the oldest developed countries. Japan's working-age population started shrinking in 2000 and from 2005 to 2030 it is expected to drop 18%.6

China's one-child policy collapsed fertility rates, which have since rebounded to 1.7 to 1.8. But China's pre-one-child-policy population bulge is aging rapidly. China's working age population will fall after 2015 and China's ratio of workers to retirees will triple from 2005 to 2030. The Chinese have relied on family rather than the government for old age support and, with shrunken families, China by 2030 could have over 100 million indigent seniors. The Asian Tigers' fertility rates range from 0.9 to 1.4, and the Tigers also are rapidly aging.7,8

There are two demographic categories of Western European countries: those with likely slow population declines and those with likely fast population drops. Slow decliners have fertility rates of around 1.8 and include the United Kingdom, France and northern Europe, except Germany. Fast decliners have fertility rates of 1.3 and include Germany and southern Europe. The working age population of Europe is projected to shrink 6% by 2030. Public pensions already cost Europe twice the percentage of GDP as compared to the United States, and will get worse. Europe's elderly will account for over 25% of its population in 2030, up from 17% in 2005.9

The image of rapidly growing populations all over the developing world is outdated. Only a few areas of the world, including sub-Saharan Africa and some Muslim countries (Iraq, Yemen, Somalia, Sudan, Afghanistan and Pakistan) have fertility rates of 4.0 or higher. Fertility has trended down in most other developing countries. In non-Muslim South Asia, including India, fertility has fallen to about 3.0. Latin America fertility has dropped to 2.5 from 6.0 in the 1960s. Turkey and Iran have current fertility rates around 2.1. However, many developing countries have high percentages of women in childbearing ages, so despite declining fertility rates, their absolute numbers of youths and working age populations will grow rapidly for several decades.10

Immigration will impact the numbers in the United States and Europe. Migration is at or near records in many countries. Some 13% of the U.S. population consists of immigrants, as does 8% to 13% of France, the United Kingdom and Germany. Hispanics are the primary immigrants into the United States; most are employed and data indicates that second generation Hispanics have higher incomes than their parents. That in turn suggests higher productivity and some degree of assimilation. Muslims are the primary immigrants in many European countries; their unemployment rates are high and most of their second generation seems to be making little economic progress; many are not assimilating. This suggests future productivity problems in much of Europe, and possibly diverging national interests.11

Jackson and Howe cite numerous geopolitical implications from demographic changes. Within the developed world, only the United States will likely have the capacity to remain a great power. It was the third most populous country in the world in 1950 and is forecasted to remain so in 2050. Germany, the United Kingdom, Italy and France had populations among the top dozen countries in the world in 1950, but of them, Germany will be the leader at 26th in 2050. Western Europe and Japan will be aged and Western Europe especially will have huge public pension costs. While the United States and Western Europe each accounted for 37% of the developed world's economy in the 1980s, the U.S. will likely grow to 54% and Western Europe is projected to shrink to 23% by 2050.12 The United States' increasing relative strength will likely mean that it will need to provide for an even greater proportion of the developed world's security.

Though the U.S. share of the developed world's population and economy will rise, its share of the total world's population and economy will fall. Howe and Jackson note that 90% of the world's population growth to 2050 will occur in sub-Saharan Africa, Muslim countries and South Asia, in nations largely troubled by poverty, religious conflict or both.13

Due to the characteristics of population segments, security risks are likely to rise and peak in the 2020s. This will come at a time when most of the historically great powers are likely to have military recruiting challenges along with budget problems. Jackson and Howe also worry about the effects of aging on savings rates and creativity. In a book by Mark Steyn titled America Alone,14 the author writes that the United States should do a better job exporting its values of liberty, women's rights, freedom of speech, self reliance, decentralization and responsibility. He believes this is one way the U.S. influence can make a positive impact.

Investment Implications

Change creates investment risks and opportunities. Recognizing these powerful trends and understanding when they are likely to occur could mitigate the risks and result in profitable investments.

Studies indicate that an individual's creativity, as measured by works of art, peaks between the ages of 30 and 50 and that Nobel achievements peak when people are in their 30s.15 An aging worldwide population may make innovation more scarce and consequently more highly rewarded. Innovative companies may become less subject to competition and be more highly valued in financial markets.

Small- and mid-cap companies tend to be innovative and adaptable. Many existing companies provide goods and services to growing population segments and more will emerge in the future to do so. Our analysts will continue to pursue these opportunities around the world.

The United States has excellent prospects compared to much of the rest of the developed world. Many investment analysts have tracked the baby boomer and echo baby boomer age segments, and as a result have predicted demand for goods and services such as toys, school books, automobiles, housing, leisure items and health care. Long-term demand for leisure and health care continues to appear promising, and additional opportunities may include companies producing labor saving devices and military technology. The United States stands to benefit from woes elsewhere, as highly productive people migrate here for employment and entrepreneurial opportunities, lower taxes and, in some cases, less strife.

There will continue to be investment opportunities overseas. In developed countries, companies that provide products or services to aging populations should benefit. Once the world economy recovers, capital goods suppliers to developing countries should resume growing. Developing countries that have moderate population growth and attractive climates for capitalism are likely to increase their share of world GDP and provide investment opportunities. Companies that participate in domestic growth within these countries should especially benefit.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Jackson, Richard and Howe, Neil, The Graying of the Great Powers, (Washington, D.C., Center for Strategic & International Studies, 2008), pg. 1.

2  By popular definition, the "great powers" are the worlds most powerful countries based on wealth, military strength and population.

3  Jackson, Richard and Howe, Neil, op. cit., pgs. 39-40.

4  Ibid, pg. 179.

5  "Vladimir Putin on Raising Russia's Birth Rate," Population and Development Review 32, no. 2 (June 2006).

6  Jackson, Richard and Howe, Neil, op. cit., pg. 44.

7  The Asian Tiger countries include Hong Kong, Singapore, South Korea and Taiwan.

8  Jackson, Richard and Howe, Neil, op. cit., pgs. 155, 171, 175.

9  Ibid, pg. 42.

10  Ibid, pgs. 163-176.

11  Ibid, pgs. 122-126.

12  Ibid, pgs. 191-192.

13  Ibid, pg. 194.

14  Steyn, Mark, America Alone: The End of the World As We Know It, (Washington, D.C., Regnery Publishing, Inc., 2006), pgs. 173, 205.

15  Jackson, Richard and Howe, Neil, op. cit., pg. 111.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 (distribution and service fees) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Family of Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2008 – December 31, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	674.68	1,019.86	4.42	5.33	1.05
Class B	1,000.00	1,000.00	672.62	1,016.79	6.98	8.42	1.66
Class C	1,000.00	1,000.00	671.82	1,015.89	7.73	9.32	1.84
Columbia Acorn International
Class A	1,000.00	1,000.00	592.18	1,018.05	5.64	7.15	1.41
Class B	1,000.00	1,000.00	590.52	1,015.18	7.92	10.03	1.98
Class C	1,000.00	1,000.00	589.92	1,014.23	8.67	10.99	2.17
Columbia Acorn USA
Class A	1,000.00	1,000.00	663.32	1,018.60	5.44	6.60	1.30
Class B	1,000.00	1,000.00	661.11	1,015.48	8.02	9.73	1.92
Class C	1,000.00	1,000.00	660.61	1,014.68	8.68	10.53	2.08
Columbia Acorn International Select
Class A	1,000.00	1,000.00	595.30	1,017.04	6.46	8.16	1.61
Class B	1,000.00	1,000.00	593.19	1,013.83	9.01	11.39	2.25
Class C	1,000.00	1,000.00	592.38	1,012.87	9.77	12.35	2.44
Columbia Acorn Select
Class A	1,000.00	1,000.00	538.89	1,018.70	4.95	6.50	1.28
Class B	1,000.00	1,000.00	537.39	1,015.53	7.38	9.68	1.91
Class C	1,000.00	1,000.00	536.68	1,014.68	8.03	10.53	2.08
Columbia Thermostat Fund**
Class A	1,000.00	1,000.00	727.12	1,022.62	2.17	2.54	0.50
Class B	1,000.00	1,000.00	724.70	1,020.11	4.34	5.08	1.00
Class C	1,000.00	1,000.00	724.30	1,018.85	5.42	6.34	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended December 31, 2008.

**Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Fund plunged 38.72% (Class A shares, without sales charge) in 2008, making it the worst year since the Fund's inception. Columbia Acorn Fund modestly underperformed most of its benchmarks as growth-oriented stocks, and surprisingly, stocks with market caps over $5 billion, tended to underperform. Much of the drop occurred in the fourth quarter, when Columbia Acorn Fund fell 25.19%, slightly less than its small- and mid-cap benchmarks. Performance comparisons are shown on Page 4.

Oil and gas prices collapsed during the second half of the year as oil demand fell and domestic gas supply increased. Energy stocks, accordingly, melted down. Oil service companies FMC Technologies and Fugro roughly halved in the quarter and were off 56% and 62%, respectively, for the year, placing them among the Fund's three largest dollar losers for both periods. Gas producers Ultra Petroleum and Carrizo Oil & Gas dropped 38% and 56% in the quarter and 52% and 71%, respectively, for the year. While we reduced some energy holdings, the sector remains an important long-term investment for the Fund. Low energy prices are causing lower capital spending and reduced future production capacity, which will likely mean improved prices and stocks when demand growth resumes.

Retail stocks were punished as consumers slashed spending. Abercrombie & Fitch was discounted by 70% during the year and ended up as the Fund's second largest dollar loser, in part because it refrained from much discounting in its stores. J. Crew Group did discount, reducing margins, but had poor sales anyway. Its stock fell 58% in the quarter and 75% for the year. We reduced holdings in retailers, generally at higher than current prices. Lousy retail sales and high debt levels swamped mall owners General Growth Properties and Forest City Enterprises. These long-time holdings fell 97% and 85%, respectively, for the year.

Some companies had fundamentals strong enough to overpower the market vortex. Philadelphia Consolidated Holding successfully sold out to Tokyo Marine, providing the Fund a 58% return for the year and its largest dollar gain. Health care information technology provider Quality Systems had fine earnings growth and its stock jumped 47% in the year. Both eked out modest gains during the fourth quarter. ITT Educational Services had excellent earnings gains and defied skeptics' concerns about student loans. It rose 17%, bringing in the largest dollar gains for the Fund in the quarter, and it was up 11% during the year.

International stocks in the Fund fell 48.65% in the year and 28.41% in the quarter,* as foreign markets generally fell more than domestic benchmarks. We trimmed foreign stocks to 6.7% of the Fund at year-end, a weighting less than half of late 2005 levels. Columbia Acorn Fund has done well with international stocks, but at this point we are finding many domestic stocks that we believe are very attractive.

As managers and shareholders of the Fund, we are distressed by market conditions and loss of shareholder wealth. The current market situation could be a buying opportunity of a lifetime or a harbinger of a long economic disaster. We note that while lagging economic indicators such as unemployment rates and consumer confidence appear dire, there have been recent improvements in credit markets as interest rate spreads are narrowing. There are no guarantees, but we see upside potential utilizing small- and mid-cap stocks as part of a diversified investment strategy. Being long-term investors, we personally purchased additional shares of the Fund in 2008.

* These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were heavily weighted toward energy during the period covered and were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2008

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	-38.72% -42.25	0.50% -0.68	4.63% 3.88
Returns after taxes on distributions	NAV POP	-38.97 -42.48	-0.33 -1.50	3.76 3.02
Returns after taxes on distributions NAV -24.65 0.76 4.08 and sale of fund shares	POP	-26.97	-0.26	3.41
Russell 2500 Index (pretax)*		-36.79	-0.98	2.15
S&P 500 Index (pretax)		-37.00	-2.19	-3.25

All results shown assume reinvestment of distributions.

*Columbia Acorn Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.03%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	People's United	2.1% Connecticut Savings & Loan
2.	ITT Educational Services	1.9% Post-secondary Degree Services
3.	Flir Systems	1.7% Infrared Cameras
4.	Expeditors International of Washington	1.7% International Freight Forwarder
5.	Ametek	1.4% Aerospace/Industrial Instruments
6.	Donaldson	1.3% Industrial Air Filtration
7.	Coach	1.3% Designer & Retailer of Branded Leather Accessories
8.	BOK Financial	1.2% Tulsa-based Southwest Bank
9.	Crown Castle International	1.1% Communications Towers
10.	Southwestern Energy	1.0% Oil & Gas Producer

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through December 31, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $10.9 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn International fell 22.30% (Class A shares, without sales charge) in the final quarter of 2008, leaving the Fund with an annual decline of 46.09%. This result was 0.72% better than the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index return in the quarter, and 1.75% ahead of this benchmark for the year. The large-cap MSCI EAFE Index fell 43.38% for the annual period, registering the first year in nine in which large-cap international stocks outperformed small caps. The Fund's absolute return reflects the rout of equities globally, which fell victim to the deepening credit crisis and resulting contraction of business activity and discretionary consumer spending. Few regions or industry sectors were spared over the course of the year. Reported in U.S. dollars, small caps in every country with a sizeable market were off 40% or more in the index with the exception of Japan (-22%, buoyed by the strengthening yen) and Switzerland (-35%). The same is true of individual industry sectors—with the exception of classic defensive stocks like consumer staples, health care and utilities—which all fell at least 30%.*

Positive contributors to the Fund's relative performance included a handful of Japanese companies serving the domestic Japanese market. Cable television broadcaster Jupiter Telecommunications, pet food producer Unicharm PetCare and Daito Trust Construction, which plans and constructs small apartment buildings on behalf of Japanese landowners, were among this list.

In excess of 1% of the Fund's assets was invested, over the course of the year, in potash producers. Sociedad Quimica y Minera de Chile outperformed thanks to the potash industry's strong pricing power. The Fund took advantage of the dramatic weakness in the fourth quarter to buy another potash producer, Israel Chemicals, posting a gain in the position by year end.

The biggest losers for the year were a highly differentiated group: large positions in Hong Kong Exchanges and Clearing as well as Singapore Exchange tanked as trading volumes and new listing activity waned. We were also disappointed by the performance of suppliers to oil and gas producers, which we (wrongly) believed would prove resilient, even in an environment of falling energy prices. Though addressing very different areas within the sector, Fugro, Atwood Oceanics, and ShawCor each fell more than 55%. Finally, Greek state lottery operator Intralot fell almost 80% when the expiration of its crucial Turkish concession resulted in renegotiation at much less favorable terms.

The losses suffered by equity holders this year were unprecedented in the postwar period. While it is small consolation, it is noteworthy that over a five-year period, which approximates our typical investment horizon, the Fund has posted a positive annualized return of 5.76%, substantially ahead of benchmark indexes and peer funds, as reflected by the Lipper International Small/Mid Growth Index (+2.32% annualized). See Page 4 for additional data. For longer-term investors looking to diversify a U.S.-centric portfolio, it would have also provided, over that five year period, a diversification benefit. The annualized five-year loss on the Russell 2500 Index was 0.98% and the S&P 500 Index fell 2.19%. While economic fundamentals remain highly uncertain, and further room for pain cannot be ruled out, international small-cap stocks now trade very near the bottom of their 10-year ranges on price-to-sales and price-to-book value, measures which mitigate the effects of earnings cyclicality. This, combined with the fact that well capitalized companies with good earnings models may eventually emerge from the current turmoil in even stronger competitive positions, gives cause for some optimism, particularly for investors with a longer time horizon. We will strive to take advantage of valuation anomalies as we find them to trade up in quality and maximize the risk-adjusted expected return of the Fund.

* Source: S&P Global Ex-U.S. Between $500 Million and $5 Billion, broken out by country and GICS sectors.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2008

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	-46.09% -49.19	5.76% 4.52	2.37% 1.63
Returns after taxes on distributions	NAV POP	-46.22 -49.31	5.08 3.85	1.61 0.88
Returns after taxes on distributions and sale of fund shares	NAV POP	-29.59 -31.62	5.49 4.39	2.20 1.56
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)*		-47.84	4.20	5.52
S&P Global Ex-U.S. SmallCap Index (pretax)		-49.85	3.06	4.37

All results shown assume reinvestment of distributions.

*Columbia Acorn International's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.23%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	1.6%
2.	Rhoen-Klinikum (Germany) Health Care Services	1.5%
3.	Imtech (Netherlands) Engineering & Technical Services	1.2%
4.	Koninklijke TenCate (Netherlands) Advanced Textiles & Industrial Fabrics	1.2%
5.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
6.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	1.1%
7.	Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	1.1%
8.	Aryzta (Ireland) Baked Goods	1.1%
9.	Serco (United Kingdom) Facilities Management	1.1%
10.	Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through December 31, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Prior to January 1, 2008, the Fund's primary benchmark was the S&P Global Ex-U.S. SmallCap Index. The Fund changed its primary benchmark because the investment advisor believes that the new primary benchmark is more consistent with the market capitalization range of the companies in which the Fund invests.

Total Net Assets of the Fund: $2.8 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

In terms of investing, the best thing that can be said about 2008 is that it is over. The destruction of capital caused by the credit crisis hit all areas of the market and Columbia Acorn USA was not spared. The Fund fell 27.99% (Class A shares, without sales charge) in the fourth quarter while its benchmark, the Russell 2000, dropped 26.12%. For the annual period, the Fund's loss was 39.38% vs. an index decline of 33.79%. In addition to the general economic crunch, Fund performance vs. the benchmark for the year was further dampened by a spike mid-year in micro-caps. The Fund owns few of these types of stocks.

The Fund's energy and consumer stocks took the brunt of the market beating. Oil prices plummeted 55% from their mid-year peak, and energy stocks followed in tow. The value of oil service stocks FMC Technologies and Atwood Oceanics fell 49% and 58%, respectively, for the quarter and were off more than 55% for the year. U.S. natural gas producer Quicksilver Resources fell 72% in the quarter and ended the year down 82%.

Consumers cut back their spending, and retailers felt the pinch. True Religion Apparel, a maker of high-end denim clothing, fell 52% in the quarter and 41% for the year. Urban Outfitters, an apparel and home specialty goods retailer, fell 53% in the quarter and 45% for the year. Both of these stocks had strong sales growth for the first three quarters of the year, but investors seemed to fear that the fastest-growing consumer companies had the furthest to fall. Abercrombie & Fitch was down over 40% in the quarter and ended the year off 70%, as sales suffered from the company's decision to refrain from discounting their prices.

Also part of the consumer sector, Champion Enterprises, a maker of manufactured homes, was off roughly 90% for the quarter and year. Its business is concentrated in southwestern states like California and Arizona, where the housing market has collapsed not only for site-built homes but also for manufactured homes.

There were some bright spots in the period. ITT Educational Services posted a 14% increase in student enrollment as the economic slowdown, and subsequent job losses, drove people back to school. The stock was up 17% in the quarter and 11% for the year.

Smaller banks and insurance companies also bucked the downward trend. Lakeland Financial and TriCo Bancshares gained 10% and 17%, respectively, in the quarter, and posted gains of 17% (Lakeland) and 34% (TriCo) for the year. Berkshire Hills Bancorp, Pacific Continental and Valley National Bancorp posted annual gains of over 18%. These banks benefited from a decrease in competition as their big "sophisticated" bank rivals were forced to stop lending in order to conserve their depleted capital bases. Our bank winners also avoided the severe credit losses experienced by some of their more aggressive peers. Insurance company Tower Group was up 20% in the quarter and 12% for the year on signs of rising insurance prices.

Fund winners for the year also included four companies that were acquired: CNET, Collagenex Pharmaceuticals, Philadelphia Consolidated Holding and Vital Signs. Annual returns for these stocks ranged from 24% to 70%.

The economy is in a freefall and the stock market is an emotional mess. There are two ways to deal with this situation. Investors can obsess over the economic tea leaves and attempt to "time" the market by adjusting their exposure to equities vs. cash and/or adjust their portfolio mix of "early-cycle" vs. "economically-stable" industry sectors. Alternatively, investors can focus on individual stock fundamentals and attempt to identify which companies will survive and thrive once the economic turbulence subsides. We believe the latter option is the more enlightened choice and could lead to the most favorable longer-term results.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2008

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	-39.38% -42.86	-1.78% -2.94	4.02% 3.28
Returns after taxes on distributions	NAV POP	-39.71 -43.18	-2.29 -3.44	3.67 2.92
Returns after taxes on distributions and sale of fund shares	NAV POP	-24.77 -27.08	-1.20 -2.18	3.64 3.02
Russell 2000 Index (pretax)*		-33.79	-0.93	1.79

All results shown assume reinvestment of distributions.

*Columbia Acorn USA's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.25%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	ITT Educational Services Post-secondary Degree Services	3.7%
2.	ESCO Technologies Automatic Electric Meter Readers	2.8%
3.	Flir Systems Infrared Cameras	2.8%
4.	Crown Castle International Communications Towers	2.3%
5.	Ametek Aerospace/Industrial Instruments	2.2%
6.	HCC Insurance Holdings Specialty Insurance	2.0%
7.	Global Payments Credit Card Processor	1.9%
8.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.7%
9.	Valley National Bancorp New Jersey/New York Bank	1.6%
10.	Donaldson Industrial Air Filtration	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through December 31, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $944.4 million

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn International Select ended the fourth quarter down 20.78% (Class A shares, without sales charge), performing in line with the 20.82% drop of its benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. For the year, the Fund posted a 42.30% decline, outperforming the 45.57% fall in the index. It was an abysmal investment environment as equity markets throughout the world dropped in response to the deleveraging of the global economy.

During the quarter we more than doubled the Fund's exposure to Japan. At the end of the third quarter, the Fund had a roughly 10% weighting in Japan and, by year end, we had raised that weighting to 25%. Valuations in Japanese stocks have improved and, having dealt with a deleveraging economy over the past 20 years already, the country and its companies appear better able to weather this current storm. Jupiter Telecommunications is the largest cable service provider in Japan and was the Fund's top contributor for the quarter and the year, up 44% and 24%, respectively, on the strength of continued subscriber growth and smart acquisitions. Several of our new Japanese names also went right to work. Daito Trust Construction, an apartment builder, was up 40% at year end. The company has a strong niche business, good cash flow and recently started buying back shares. Nippon Building Fund, an office building real estate investment trust, gained 17% from our initial purchase in the fourth quarter. Its discount to net asset value appeared overdone when we purchased the stock and its strong funding position should enable it to manage through this more difficult period.

Outside of Japan, QIAGEN, a Dutch life science company, was up 23% in the fourth quarter and ended the year up 12%. The company has continued to demonstrate solid organic revenue growth driven by diverse product offerings in genetic analysis and diagnostics. Chilean fertilizer producer Sociedad Quimica y Minera de Chile ended the year up 34% as the late year drop in fertilizer price expectations was not enough to offset the gains made from purchasing the stock at a much cheaper valuation.

The Fund's greatest losses in the fourth quarter and the year came from RPS Group, Hexagon, Israel Chemicals, United Drug and Fugro. The United Kingdom's RPS Group is an environmental consulting and planning company. Its stock fell 55% in the quarter and was off 65% for the year on fears a drop in construction projects globally would hurt its business. Sweden's Hexagon, a maker of measurement equipment and polymers, declined for similar reasons. Israel Chemicals, a potash and specialty chemicals producer, declined on concerns that lower grain prices would force a reversal in the dramatic potash price increases seen during most of 2008. The stock was off roughly 52% for the quarter and the year. Ireland's United Drug declined 42% in the quarter and was off 46% for the year as investors became concerned about a slowdown in hospital spending and government intervention in the health care market. Dutch oilfield services company Fugro fell with oil prices, declining more than 50% for the quarter and over 55% for the year. We sold the Fund's position in this stock.

2008 was definitely a punishing year for world equity markets and Fund shareholders. The adjustments we are facing in the global economy are likely to continue, and as a result the Fund continues to shy away from those areas still most exposed to economic distress (financials, consumer stocks) and is focused on less cyclical areas (health care, business services and others). While valuations have become much more attractive, we are awaiting further signs that economic fundamentals have begun to improve before returning to more economically sensitive investments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2008

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	-42.30% -45.62	6.40% 5.15	1.39% 0.66
Returns after taxes on distributions	NAV POP	-42.45 -45.76	6.19 4.94	1.27 0.54
Returns after taxes on distributions and sale of fund shares	NAV POP	-27.08 -29.26	5.76 4.66	1.35 0.72
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)*		-45.57	2.88	3.88

All results shown assume reinvestment of distributions.

*Columbia Acorn International Select's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.50%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	6.4%
2.	Cephalon (United States) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	4.8%
3.	Serco (United Kingdom) Facilities Management	4.0%
4.	Rhoen-Klinikum (Germany) Health Care Services	3.8%
5.	Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.7%
6.	SES Global (France) Satellite Broadcasting Services	3.7%
7.	Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	3.4%
8.	Red Electrica de Espana (Spain) Spanish Power Grid	3.2%
9.	Synthes (Switzerland) Products for Orthopedic Surgery	2.9%
10.	Nintendo (Japan) Entertainment Software & Hardware	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through December 31, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $246.9 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Select declined 30.17 (Class A shares, without sales charge) in the fourth quarter. This compares to a loss of 25.55% in the S&P MidCap 400 Index and a loss of 21.94% in the S&P 500 Index for the quarter. For the year, our Fund was down 49.31% vs. a decline in the S&P MidCap 400 of 36.23% and a decline in the S&P 500 Index of 37.00%. I am quite disappointed in the Fund's performance vs. the benchmark as well as the large destruction of our capital. We also broke our streak of beating the S&P 500. Prior to this year, Columbia Acorn Select was among only 10 open-end, U.S. mutual funds that outperformed the S&P 500 for each of the past nine years. Looking forward, our number one goal is improved performance.

Columbia Acorn Select's structure has changed a little in the last couple of months. We have sold or cut back the size of several commodity names, including Potash Corp. of Saskatchewan and Diamond Offshore Drilling. We believe that the government stimulus packages worldwide will be inflationary in the long term, but we have clearly entered a deflationary period that will probably last for a number of months. Therefore, we can find a better use for these assets than these stocks. We also sold, or are in the process of selling, some businesses in which we lost confidence in our assessment of their business models. The proceeds from all these sales have gone into businesses that we believe are solid franchises and that have a high degree of recurring revenues, such as Nalco Holding Company, Donaldson, Ametek and Amphenol.

We believe the stock market contains a number of companies that are undervalued due to a perceived bankruptcy risk. Many companies use the corporate debt market for a piece of their capital structure. If you're a company that could possibly break a debt covenant or that has to refinance debt in the next one to two years, the market has varying degrees of risk factored into your stock price. Regardless of whether or not the market rallies in coming months, the lessening of this risk could provide a big opportunity for these stocks. Over the next few quarters, if the corporate vs. U.S. Treasury bond spread continues to narrow and corporate debt issuances (refinancings) are able to resume, we believe these stocks could rally.

With these scenarios in mind, the Fund is being positioned in a barbell fashion with a large number of historically inexpensive, solid franchises with little to no credit risk on one end. On the other end, we have a handful of businesses that have some credit risk but that are being valued at levels that we believe can make them compelling investments. Examples include Conseco, Hertz and WNS.

But there are still several big negatives looming over the investment landscape. Simultaneous economic downturns in the developed markets of the United States, Europe and Japan will make exporting goods a challenge. A continued inability of companies to refinance debt at reasonable rates could force more bankruptcies and layoffs. More deleveraging of personal and corporate balance sheets will slow worldwide spending. Declining housing prices will continue to rattle everyone's confidence. In these times of extreme uncertainty, it is important that we structure the portfolio with solid companies that we believe can survive at least 12 to 24 months of very poor economic conditions. Although stock selection is always critically important, it becomes an even greater priority coming out of a prolonged recession. It's then that we believe you need some stocks that have the potential to rise significantly in a healthier economy, even if it means taking on some credit risk now. We had this very much in mind when implementing our barbell approach.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2008

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	-49.31% -52.22	-2.92% -4.06	2.01% 1.28
Returns after taxes on distributions	NAV POP	-49.51 -52.41	-3.27 -4.41	1.74 1.01
Returns after taxes on distributions and sale of fund shares	NAV POP	-31.44 -33.37	-2.19 -3.14	1.89 1.26
S&P MidCap 400 Index (pretax)*		-36.23	-0.08	2.10

All results shown assume reinvestment of distributions.

*Columbia Acorn Select' primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.20%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/08

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/08

1.	ITT Educational Services Post-secondary Degree Services	9.0%
2.	Safeway Supermarkets	6.3%
3.	Conseco Life, Long-term Care & Medical Supplemental Insurance	5.9%
4.	SkillSoft Web-based Learning Solutions (E-Learning)	5.1%
5.	Quanta Services Electrical & Telecom Construction Services	4.5%
6.	Waste Management U.S. Garbage Collection & Disposal	3.8%
7.	Expeditors International of Washington International Freight Forwarder	3.6%
8.	Cephalon Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	3.5%
9.	American Tower Communications Towers in USA & Mexico	3.3%
10.	JB Hunt Transport Services Truck & Intermodal Carrier	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through December 31, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter down 19.26% (Class A shares, without sales charges) and fell 30.67% for the year. The Lipper Flexible Portfolio Funds Index outperformed the Fund for the quarter with a 17.18% drop and was in line with Fund performance for the year with a 30.02% decline. For additional comparative data, see Page 4 of this report.

As the following table illustrates, Columbia Thermostat's stock funds fell 21.58% in the fourth quarter and 38.65% for the year. Columbia Dividend Income Fund once again fell the least, dropping 13.61% in the quarter and 27.78% for the year. Columbia Acorn Select was the hardest hit with a 30.14% drop in the quarter and an annual decline of 49.18%.

On October 10, the S&P 500 Index dipped below 960 points. This triggered a rebalancing in the portfolio to 100% stock funds and that weighting remained in place throughout the quarter. Columbia Thermostat is designed to hold more stocks when we believe the market is cheap and fewer when the market appears to be more expensive. The dramatic declines that we experienced certainly reduced stock prices and we believe that the Fund's 100% stock exposure should benefit our shareholders when the market hits a bottom and trades within a range. However, until the market turns around, there is no bond protection in the portfolio.

The following bond performance reflects only the period of time that we held bonds in Columbia Thermostat Fund in 2008. For that short period in the fourth quarter, Fund bond holdings were off 4.20%. From the beginning of 2008, the bond portion fell 6.65%. Columbia U.S. Treasury Index Fund led bond performance, posting positive returns for both periods.

Results of the Funds Owned in Columbia Thermostat Fund

Stock Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Acorn Fund Z	15%	-25.11%	-38.55%
Columbia Acorn Select Z	10%	-30.14%	-49.18%
Columbia Marsico Growth Fund	15%	-22.78%	-41.87%
Columbia Acorn International Z	15%	-22.23%	-45.89%
Columbia Dividend Income Fund	20%	-13.61%	-27.78%
Columbia Large Cap Enhanced Core Fund	25%	-21.29%	-36.48%
Weighted Average Equity Return/Loss	100%	-21.58%	-38.65%
Bond Funds	Weightings	9/30/08 –	12/31/07 –
Fund	In Category	10/10/08*	10/10/08*
Columbia Intermediate Bond Fund	50%	-4.37%	-9.38%
Columbia U.S. Treasury Index Fund	30%	0.56%	5.24%
Columbia Conservative High Yield Fund	20%	-10.70%	-16.61%
Weighted Average Income Return	100%	-4.20%	-6.65%

*Returns reflect time period that bonds were held in Columbia Thermostat Fund for the quarter and year.

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 7, 2008	90% stocks, 10% bonds
October 8, 2008	95% stocks, 5% bonds
October 10, 2008	100% stocks, 0% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2008

Inception 3/3/03		1 year	5 years	Life of fund
Returns before taxes	NAV POP	-30.67% -34.66	-1.01% -2.17	2.73% 1.69
Returns after taxes on distributions	NAV POP	-31.20 -35.16	-2.67 -3.81	1.20 0.18
Returns after taxes on distributions and sale of fund shares	NAV POP	-19.65 -22.26	-1.29 -2.26	1.92 1.03
S&P 500 Index (pretax)*		-37.00	-2.19	3.19
Barclays Capital U.S. Aggregate Bond Index* (pretax)		5.24	4.65	4.43
Barclays Capital U.S. Intermediate Credit Bond Index (pretax)		-2.76	2.52	2.98
Lipper Flexible Portfolio Funds Index (pretax)		-30.02	0.14	4.22

All results shown assume reinvestment of distributions.

*Columbia Thermostat Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2009. The Class A shares expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.38% and 1.20%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/08

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through December 31, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Barclays Capital U.S. Aggregate Bond Index became the Fund's primary benchmark for debt securities effective July 1, 2008. The Fund changed to this debt benchmark because the advisor believes it is a more appropriate comparison to the Fund's investments. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $137.1 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Information
Akamai	0	1,400,000
Avnet	3,240,000	3,465,000
Concur Technologies	1,400,000	1,950,000
Crown Castle International	4,500,000	6,575,000
Equinix	0	400,000
FTI Consulting	420,000	540,000
Hexagon (Sweden)	4,751,000	6,100,000
Informatica	5,000,000	5,500,000
IPG Photonics	2,500,000	2,750,000
Mettler Toledo	900,000	1,150,000
PAETEC Holding	4,790,200	8,000,000
Pericom Semiconductor	630,000	915,000
Switch & Data Facilities	2,273,071	2,500,000
TW Telecom	8,500,000	9,500,000
Ultimate Software	0	750,000
Virtusa	508,987	1,000,000
VisionChina Media - ADR (China)	1,127,709	2,000,000
Zebra Technologies	1,255,000	1,400,000
Industrial Goods & Services
Airgas	1,925,000	2,075,000
Albemarle	900,000	1,350,000
HEICO	406,123	850,000
Lincoln Electric	654,903	700,000
Nalco Holding Company	820,000	2,200,000
Oshkosh Truck	2,650,000	3,500,000
Republic Services	0	1,858,500
Finance
Aaron Rents	550,000	800,000
Affiliated Managers Group	320,000	435,000
Assurant	1,200,000	2,400,000
Berkshire Hills Bancorp	0	100,000
BOK Financial	3,110,000	3,260,000
Cohen & Steers	717,395	887,395
Conseco	8,600,000	9,420,000
Eaton Vance	3,435,000	4,235,000
GATX	795,000	1,180,000
H&E Equipment Services	2,900,000	3,300,000
SeaBright Insurance Holdings	164,007	1,200,000
Stewart Information Services	867,420	909,420
Valley National Bancorp	3,000,000	3,012,100
Washington Federal	1,825,000	1,949,145
Consumer Goods & Services
American Eagle Outfitters	0	550,000
Champion Enterprises	2,800,000	4,500,000
Deckers Outdoor	0	36,093
Dollar Tree	300,000	1,550,000
GameStop	0	900,000

	Number of Shares
	09/30/08	12/31/08
Life Time Fitness	1,400,000	1,900,000
Limited Brands	0	650,000
Nordstrom	0	500,000
P.F. Chang's China Bistro	0	550,000
Polo Ralph Lauren	0	100,000
Saks	0	1,000,000
Talbots	4,223,067	4,250,000
Thor Industries	1,250,000	1,390,000
Health Care
Alexion Pharmaceuticals	2,700,000	2,850,000
BioMarin	3,041,000	4,300,000
Cepheid	1,530,000	3,100,000
eResearch Technology	3,000,000	3,935,901
Immucor	500,000	900,000
Kinetic Concepts	700,000	1,300,000
Medarex	3,050,000	4,300,000
Myriad Genetics	825,000	1,225,000
Psychiatric Solutions	1,250,000	2,200,000
QIAGEN (Netherlands)	1,600,000	2,500,000
Savient Pharmaceuticals	0	1,416,941
United Therapeutics	305,000	400,000
Energy & Minerals
Atwood Oceanics	2,400,000	3,200,000
Bristow	225,000	375,000
Oceaneering International	500,000	591,435
Other Industries
General Growth Properties	1,700,000	2,200,000
Kite Realty Group	1,720,000	1,900,000
Mapletree Logistics (Singapore)	0	40,000,000
Rush Enterprises, Class B	417,059	500,000

See accompanying notes to financial statements.

	Number of Shares
	09/30/08	12/31/08
Sales
Information
Activision Blizzard	1,100,000	400,000
Actuate	3,343,000	1,683,760
American Tower	3,500,000	2,250,000
Ascent Media	196,533	0
Belden CDT	2,125,000	1,290,000
Cogent Communications	4,436,134	4,300,000
General Communications	2,037,410	2,000,000
Hong Kong Exchanges and Clearing (Hong Kong)	2,500,000	2,125,000
InfoGROUP	2,000,000	1,240,000
Integrated Device Technology	2,600,000	2,110,000
Jupiter Telecommunications (Japan)	83,000	65,000
Littelfuse	1,420,000	1,000,000
Microsemi	2,340,000	2,255,000
ON Semiconductor	3,614,000	2,914,000
Polycom	2,030,000	1,805,000
Prisa (Spain)	797,300	0
Quality Systems	1,950,000	1,850,000
Saga Communications	1,400,000	500,000
Sanmina-SCI	24,250,000	18,300,000
Scientific Games	1,300,000	1,000,000
Singapore Exchange (Singapore)	4,000,000	3,400,000
Tellabs	15,337,000	7,000,000
TheStreet.com	1,400,000	1,000,000
Trimble Navigation	3,240,000	2,840,000
ValueClick	188,575	0
Viad	1,750,000	1,032,075
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,822,455	2,777,000
Acuity Brands	1,700,000	1,400,000
Albany International	1,260,000	610,000
Allied Waste Industries	4,130,000	0
American Commercial Lines	1,000,000	600,000
American Reprographics	2,000,000	900,000
Carbone Lorraine (France)	267,200	189,580
Clarcor	3,500,000	3,000,000
Cytec Industries	1,000,000	750,000
Drew Industries	1,378,000	1,324,000
Imtech (Netherlands)	1,122,000	1,110,000
Intrepid Potash	101,500	0
Kansai Paint (Japan)	2,850,000	2,000,000
Kaydon	1,800,000	1,500,000
Kennametal	975,000	700,000
Martin Marietta Materials	750,000	700,000
Mine Safety Appliances	2,250,000	1,975,000
Nordson	1,250,000	1,100,000
Novozymes (Denmark)	400,000	328,000

	Number of Shares
	09/30/08	12/31/08
Pentair	2,850,000	2,600,000
Texas Industries	850,000	700,000
TrueBlue	2,300,000	1,600,000
Union Tool (Japan)	360,000	262,500
Ushio (Japan)	1,125,000	1,000,000
UTI Worldwide	2,250,000	2,100,000
Waste Connections	2,250,000	2,000,000
Watsco	1,801,600	1,075,000
Finance
Delphi Financial Group	2,000,000	1,700,000
Electro Rent	417,530	0
Glacier Bancorp	2,246,000	1,833,000
HCC Insurance Holdings	3,565,000	2,365,000
Housing Development Finance (India)	750,000	450,000
KBW	288,853	0
Lazard	600,000	0
McGrath Rentcorp	2,000,000	1,890,000
Nara Bancorp	651,293	0
People's United	12,993,899	12,743,899
Philadelphia Consolidated Holding	2,089,844	0
TCF Financial	3,750,000	3,550,000
Consumer Goods & Services
Abercrombie & Fitch	2,750,000	1,925,000
American Woodmark	600,000	0
Billabong International (Australia)	3,000,000	0
California Pizza Kitchen	800,000	0
Cheesecake Factory	1,150,000	0
Chico's FAS	4,930,000	0
Christopher & Banks	2,039,733	0
Coach	7,680,000	6,730,000
Dick's Sporting Goods	600,000	300,000
Family Dollar	950,000	0
Herman Miller	4,000,000	3,000,000
HNI	2,000,000	975,000
International Speedway	400,000	0
ITT Educational Services	2,200,000	2,150,000
J Crew Group	1,975,000	400,000
Knoll	3,800,000	3,300,000
Lululemon Athletica	700,000	0
Oxford Industries	1,069,000	0
Pool	2,890,000	2,600,000
Red Robin Gourmet Burgers	887,374	0
Royal Caribbean Cruises	1,000,000	650,000
Sonic	1,607,240	0
Under Armour	700,000	610,000
Urban Outfitters	4,850,000	3,950,000
Weight Watchers International	1,275,000	825,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/08	12/31/08
Sales (continued)
Health Care
Amylin	1,085,000	0
Hologic	3,516,000	2,800,000
Illumina	1,850,000	1,715,000
Owens & Minor	400,000	150,000
QLT	4,000,000	1,617,535
Vital Signs	870,000	0
Energy & Minerals
Equitable Resources	600,000	400,000
FMC Technologies	5,340,000	4,100,000
Fugro (Netherlands)	3,988,636	3,219,312
Rex Energy	1,350,000	600,000
ShawCor (Canada)	1,283,100	1,070,000
UTS Energy (Canada)	1,909,300	0
Other Industries
Federal Realty Investment Trust	860,000	810,000
Heartland Express	3,000,000	2,480,000
JB Hunt Transport Services	2,270,000	2,100,000
SL Green Realty	650,000	550,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 97.6%
Information 24.6%
	> Business Software 4.4%
1,850,000	Quality Systems (a)	$80,697
	IT Systems for Medical Groups & Ambulatory Care Centers
5,500,000	Informatica (a)(b)	75,515
	Enterprise Data Integration Software
1,950,000	Concur Technologies (b)	63,999
	Web Enabled Cost & Expense Management Software
12,400,000	Novell (b)	48,236
	Directory, Operating System & Identity Management Software
1,525,000	ANSYS (b)	42,532
	Simulation Software for Engineers & Designers
2,480,544	Micros Systems (b)	40,482
	Information Systems for Restaurants & Hotels
3,000,000	Red Hat (b)	39,660
	Maintenance & Support for Open Source
1,800,000	Blackbaud	24,300
	Software & Services for Non-profits
2,425,000	Kenexa (a)(b)	19,352
	Recruiting & Workforce Management Solutions
750,000	Ultimate Software (b)	10,950
	Web-based Payroll & HR Systems
3,050,000	Radiant Systems (a)(b)	10,279
	Point of Sale Systems: Convenience Stores & Restaurants
1,000,000	NetSuite (b)	8,440
	End to End IT Systems Solution Delivered Over the Web
700,000	Avid Technology (b)	7,637
	Digital Nonlinear Editing Software & Systems
1,683,760	Actuate (b)	4,984
	Information Delivery Software & Solutions
		477,063
	> Instrumentation 4.4%
6,000,000	Flir Systems (b)	184,080
	Infrared Cameras
1,150,000	Mettler Toledo (b)	77,510
	Laboratory Equipment
2,840,000	Trimble Navigation (b)	61,372
	GPS-based Instruments
2,750,000	IPG Photonics (a)(b)	36,245
	Fiber Lasers
900,000	Varian (b)	30,159
	Analytical Instruments
6,100,000	Hexagon (Sweden)	29,881
	Measurement Equipment & Polymers
600,000	Dionex (b)	26,910
	Ion & Liquid Chromatography
1,275,000	FARO Technologies (a)(b)	21,497
	Precision Measurement Equipment
400,000	Hamamatsu Photonics (Japan)	7,742
	Optical Sensors for Medical & Industrial Applications
		475,396

Number of Shares		Value (000)
	> Computer Hardware & Related Equipment 3.0%
3,800,000	Amphenol	$91,124
	Electronic Connectors
2,400,000	II-VI (a)(b)	45,816
	Laser Components
1,340,000	Dolby Laboratories (b)	43,898
	Audio Technology for Consumer Electronics
1,400,000	Zebra Technologies (b)	28,364
	Bar Code Printers
1,290,000	Belden CDT	26,935
	Specialty Cable
1,615,000	Teradata (b)	23,950
	Enterprise Data Warehouse Systems
800,000	Nice Systems - ADR (Israel) (b)	17,976
	Audio & Video Recording Solutions
655,000	Rofin-Sinar Technologies (b)	13,480
	Laser Systems
1,180,000	Stratasys (a)(b)	12,685
	Rapid Prototyping Systems
870,000	Netgear (b)	9,927
	Networking Products for Small Business & Home
280,000	Rogers (b)	7,776
	Printed Circuit Board Laminates & High-performance Foams
500,000	Intermec (b)	6,640
	Bar Code & Wireless LAN Systems
		328,571
	> Mobile Communications 1.8%
6,575,000	Crown Castle International (b)	115,588
	Communications Towers
2,250,000	American Tower (b)	65,970
	Communications Towers in USA & Mexico
1,200,000	MetroPCS Communications (b)	17,820
	Discount Cellular Telephone Services
1,500,000	Globalstar (b)	300
	Satellite Mobile Voice & Data Carrier
		199,678
	> CATV 1.5%
65,000	Jupiter Telecommunications (Japan)	67,741
	Largest Cable Service Provider in Japan
2,250,000	Discovery Communications (b)	31,860
2,250,000	Discovery Communications, Series C (b)	30,127
	CATV Programming
4,000,000	Mediacom Communications (a)(b)	17,200
	CATV Franchises
750,000	Liberty Global, Series C (b)	11,385
	CATV Franchises Outside the USA
		158,313
	> Telephone Services 1.3%
9,500,000	TW Telecom (a)(b)	80,465
	Fiber Optic Telephone/Data Services
4,300,000	Cogent Communications (a)(b)	28,079
	Internet Data Pipelines

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Telephone Services—continued
2,000,000	General Communications (b)	$16,180
	CATV, Web, Phone & Commercial Communications Provider in Alaska
8,000,000	PAETEC Holding (a)(b)	11,520
	Telephone/Data Services for Business
		136,244
	> Internet Related 1.2%
9,500,000	SkillSoft - ADR (a)(b)	67,830
	Web-based Learning Solutions (E-Learning)
400,000	Equinix (b)	21,276
	Network Neutral Data Centers
1,400,000	Akamai (b)	21,126
	Content Delivery Network (CDN) for Better Delivery of Online Content
2,500,000	Switch & Data Facilities (a)(b)	18,475
	Network Neutral Data Centers
1,000,000	TheStreet.com	2,900
	Financial Information Website Publisher
		131,607
	> Semiconductors & Related Equipment 1.2%
2,255,000	Microsemi (b)	28,503
	Analog/Mixed-signal Semiconductors
1,035,000	Supertex (a)(b)	24,851
	Mixed-signal Semiconductors
2,035,000	IXYS (a)	16,809
	Power Semiconductors
1,000,000	Littelfuse (b)	16,600
	Little Fuses
2,110,000	Integrated Device Technology (b)	11,837
	Communications Semiconductors
2,914,000	ON Semiconductor (b)	9,908
	Mixed-signal & Power Management Semiconductors
6,723,301	Everlight Electronics (Taiwan)	8,976
	LED Packager
3,000,000	Entegris (b)	6,570
	Semiconductor Wafer Shipping & Handling Products
915,000	Pericom Semiconductor (b)	5,014
	Interface Integrated Circuits (ICs) & Frequency Control Products
		129,068
	> Financial Processors 1.1%
2,774,000	Global Payments	90,960
	Credit Card Processor
2,125,000	Hong Kong Exchanges and Clearing (Hong Kong)	20,373
	Hong Kong Equity & Derivatives Market Operator
3,400,000	Singapore Exchange (Singapore)	12,182
	Singapore Equity & Derivatives Market Operator
		123,515
	> Gaming Equipment & Services 1.0%
3,750,000	Bally Technologies (a)(b)	90,112
	Slot Machines & Software
1,000,000	Scientific Games (b)	17,540
	Lottery Services Provider
		107,652

Number of Shares		Value (000)
	> Business Information & Marketing Services 0.9%
2,500,000	Navigant Consulting (a)(b)	$39,675
	Financial Consulting Firm
1,032,075	Viad (a)	25,533
	Trade Show Services, Travel & Tours
540,000	FTI Consulting (b)	24,127
	Financial Consulting Firm
1,240,000	InfoGROUP	5,878
	Business Data for Sales Leads
2,000,000	Voyager Learning (a)(b)	2,960
	Education Services for the K-12 Market
		98,173
	> Computer Services 0.7%
5,000,000	iGate (a)(b)	32,550
	IT & Business Process Outsourcing Services
1,520,000	SRA International (b)	26,220
	Government IT Services
4,600,000	Hackett Group (a)(b)	13,432
	IT Integration & Best Practice Research
1,000,000	Virtusa (b)	5,640
	Offshore IT Outsourcing
		77,842
	> Electronics Distribution 0.6%
3,465,000	Avnet (b)	63,098
	Electronic Components Distribution
		63,098
	> Telecommunications Equipment 0.5%
7,000,000	Tellabs (b)	28,840
	Telecommunications Equipment
1,805,000	Polycom (b)	24,386
	Video Conferencing Equipment
425,000	Ciena (b)	2,847
	Optical Transport & Broadband Access Equipment
		56,073
	> Satellite Broadcasting & Services 0.3%
1,250,000	SES Global (France)	24,063
	Satellite Broadcasting Services
520,000	Liberty Media - Entertainment (b)	9,090
	Satellite TV Operations & CATV Programming
		33,153
	> Contract Manufacturing 0.3%
1,275,000	Plexus (b)	21,611
	Electronic Manufacturing Services
18,300,000	Sanmina-SCI (b)	8,601
	Electronic Manufacturing Services
		30,212
	> Consumer Software 0.2%
3,200,000	THQ (b)	13,408
	Entertainment Software
400,000	Activision Blizzard (b)	3,456
	Entertainment Software
		16,864

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Advertising 0.1%
2,000,000	VisionChina Media - ADR (China) (b)	$10,920
	Advertising on Digital Screens in China's Mass Transit System
		10,920
	> Radio 0.1%
1,500,000	Cumulus Media (b)	3,735
	Radio Stations in Small Cities
1,541,000	Salem Communications (a)(b)	1,156
	Radio Stations for Religious Programming
500,000	Saga Communications (b)	825
	Radio Stations in Small- & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	233
	Spanish Language Radio Stations
		5,949
	> TV Broadcasting —%
2,500,000	Entravision Communications (a)(b)	3,900
	Spanish Language TV & Radio Stations
1,750,000	Gray Television	700
	Mid-market Affiliated TV Stations
		4,600
	> Publishing —%
833,100	Informa Group (United Kingdom)	2,956
	Global Publisher & Event Organizer
		2,956
Information: Total		2,666,947
Industrial Goods & Services 20.4%
	> Machinery 8.4%
5,000,000	Ametek	151,050
	Aerospace/Industrial Instruments
4,200,000	Donaldson (a)	141,330
	Industrial Air Filtration
3,000,000	Clarcor (a)	99,540
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (a)(b)	90,090
	Automatic Electric Meter Readers
2,600,000	Pentair	61,542
	Pumps & Water Treatment
1,430,000	MOOG (b)	52,295
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,500,000	Kaydon	51,525
	Specialized Friction & Motion Control Products
1,975,000	Mine Safety Appliances (a)	47,223
	Safety Equipment
1,350,000	Toro	44,550
	Turf Maintenance Equipment
700,000	Lincoln Electric	35,651
	Welding Equipment & Consumables
1,100,000	Nordson	35,519
	Dispensing Systems for Adhesives & Coatings
1,100,000	Pall	31,273
	Filtration & Fluids Clarification
3,500,000	Oshkosh Truck	31,115
	Specialty Truck Manufacturer

Number of Shares		Value (000)
850,000	HEICO (a)	$24,616
	FAA Approved Aircraft Replacement Parts
700,000	Kennametal	15,533
	Consumable Cutting Tools
262,500	Union Tool (Japan)	5,993
	Precision Drill Bit Manufacturer
		918,845
	> Other Industrial Services 3.2%
5,500,000	Expeditors International of Washington	182,985
	International Freight Forwarder
1,900,000	Forward Air (a)	46,113
	Freight Transportation Between Airports
2,100,000	UTI Worldwide	30,114
	Global Logistics & Freight Forwarding
1,750,000	Mobile Mini (a)(b)	25,235
	Portable Storage Units Leasing
1,110,000	Imtech (Netherlands)	18,782
	Engineering & Technical Services
1,600,000	TrueBlue (b)	15,312
	Temporary Manual Labor
800,000	Intertek Testing (United Kingdom)	9,062
	Testing, Inspection & Certification Services
615,000	TAL International Group	8,672
	Intermodal Freight Containers Leasing
900,000	American Reprographics (b)	6,210
	Document Management & Logistics
600,000	American Commercial Lines (b)	2,940
	Operator/Builder of Inland Barges
		345,425
	> Industrial Distribution 2.3%
1,300,000	WW Grainger	102,492
	Industrial Distribution
2,075,000	Airgas	80,904
	Industrial Gas Distributor
1,075,000	Watsco	41,280
	HVAC Distribution
2,000,000	Interline Brands (a)(b)	21,260
	Industrial Distribution
		245,936
	> Industrial Materials & Specialty Chemicals 2.2%
1,800,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	43,902
	Producer of Specialty Fertilizers, Lithium & Iodine
1,350,000	Albemarle	30,105
	Refinery Catalysts & Other Specialty Chemicals
328,000	Novozymes (Denmark)	26,131
	Industrial Enzymes
2,200,000	Nalco Holding Company	25,388
	Provider of Water Treatment & Process Chemicals & Services
600,000	Greif	20,058
	Industrial Packaging
500,000	Aptargroup	17,620
	Dispensing Systems for Consumer Products & Pharmaceuticals
750,000	Cytec Industries	15,915
	Aerospace Composites & Specialty Chemicals

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
1,324,000	Drew Industries (a)(b)	$15,888
	RV & Manufactured Home Components
15,000	Sika (Switzerland)	12,765
	Chemicals for Construction & Industrial Applications
2,000,000	Kansai Paint (Japan)	10,222
	Paint Producer in Japan, India, China & Southeast Asia
610,000	Albany International	7,832
	Paper Machine Clothing & Advanced Textiles
350,000	Koppers Holdings	7,567
	Integrated Provider of Carbon Compounds
189,580	Carbone Lorraine (France)	4,732
	Advanced Industrial Materials
		238,125
	> Construction 1.4%
700,000	Martin Marietta Materials	67,956
	Aggregates
2,200,000	Simpson Manufacturing	61,072
	Wall Joint Maker
700,000	Texas Industries	24,150
	Aggregates, Cement & Concrete
484,000	M/I Homes	5,101
	Home Builder
		158,279
	> Waste Management 1.0%
2,000,000	Waste Connections (b)	63,140
	Solid Waste Management
1,858,500	Republic Services	46,072
	Solid Waste Management
		109,212
	> Outsourcing Services 0.8%
2,300,000	Quanta Services (b)	45,540
	Electrical & Telecom Construction Services
2,025,000	Administaff (a)	43,902
	Professional Employer Organization
600,000	GP Strategies (b)	2,700
	Training Programs
		92,142
	> Electrical Components 0.6%
1,400,000	Acuity Brands	48,874
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	13,184
	Industrial Light Sources
		62,058
	> Conglomerates 0.3%
2,777,000	Aalberts Industries (Netherlands)	19,837
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	12,369
	Electronic Parts & Ceramics
		32,206

Number of Shares		Value (000)
	> Steel 0.2%
480,000	Haynes International (b)	$11,818
	Producer of High Performance Alloys
450,000	Commercial Metals	5,341
	Vertically Integrated Steelmaker
		17,159
Industrial Goods & Services: Total		2,219,387
Finance 15.7%
	> Insurance 4.7%
2,400,000	Assurant	72,000
	Specialty Insurance
2,365,000	HCC Insurance Holdings	63,264
	Specialty Insurance
9,420,000	Conseco (a)(b)	48,796
	Life, Long-term Care & Medical Supplement Insurance
1,300,000	Endurance Specialty Holdings	39,689
	Commercial Lines Insurance/Reinsurance
1,748,000	Leucadia National (b)	34,610
	Insurance Holding Company
1,420,000	Selective Insurance Group	32,561
	Commercial & Personal Lines Insurance
575,000	Navigators Group (b)	31,573
	Specialty Insurance
1,700,000	Delphi Financial Group	31,348
	Group Employee Benefit Products & Services
740,000	StanCorp Financial Group	30,910
	Group Life & Disability Insurance
100,000	Markel (b)	29,900
	Specialty Insurance
900,000	Tower Group	25,389
	Commercial & Personal Lines Insurance
1,000,000	Aspen Insurance	24,250
	Commercial Lines Insurance/Reinsurance
909,420	Stewart Information Services (a)	21,362
	Title Company
995,000	Protective Life	14,278
	Life Insurance
1,200,000	SeaBright Insurance Holdings (a)(b)	14,088
	Workers Compensation Insurance
		514,018
	> Banks 4.3%
3,260,000	BOK Financial	131,704
	Tulsa-based Southwest Bank
3,511,000	Associated Banc-Corp	73,485
	Midwest Bank
3,012,100	Valley National Bancorp	60,995
	New Jersey/New York Bank
2,020,000	MB Financial (a)	56,459
	Chicago Bank
3,550,000	TCF Financial	48,493
	Great Lakes Bank
1,833,000	Glacier Bancorp	34,864
	Mountain States Bank
1,200,000	TriCo Bancshares (a)	29,964
	California Central Valley Community Bank

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Banks—continued
670,000	SVB Financial Group (b)	$17,574
	Bank to Venture Capitalists
837,000	West Coast Bancorp (a)	5,516
	Portland Small Business Bank
341,296	Green Bankshares	4,621
	Tennessee Bank
200,000	First Busey	3,648
	Illinois Bank
		467,323
	> Savings & Loans 2.6%
12,743,899	People's United	227,224
	Connecticut Savings & Loan
1,949,145	Washington Federal	29,159
	Traditional Thrift
450,000	Housing Development Finance (India)	14,036
	Indian Mortgage Lender
360,000	Provident New York Bancorp	4,464
	New York State Thrift
100,000	Berkshire Hills Bancorp	3,086
	Northeast Thrift
480,321	Anchor Bancorp Wisconsin	1,326
	Wisconsin Thrift
15,090	ViewPoint Financial	242
	Texas Thrift
		279,537
	> Brokerage & Money Management 2.1%
6,448,000	SEI Investments	101,298
	Mutual Fund Administration & Investment Management
4,235,000	Eaton Vance	88,977
	Specialty Mutual Funds
435,000	Affiliated Managers Group (b)	18,235
	Asset Manager Holding Company
450,000	Investment Technology Group (b)	10,224
	Electronic Trading
887,395	Cohen & Steers	9,753
	Top REIT Fund Manager
200,000	Options Express	2,672
	On Line Options Brokerage
		231,159
	> Finance Companies 2.0%
7,235,000	AmeriCredit (a)(b)	55,276
	Auto Lending
1,890,000	McGrath Rentcorp (a)	40,370
	Temporary Space & IT Rentals
1,180,000	GATX	36,545
	Rail Car Lessor
1,545,000	World Acceptance (a)(b)	30,529
	Personal Loans
3,300,000	H&E Equipment Services (a)(b)	25,443
	Heavy Equipment Leasing
800,000	Aaron Rents	21,296
	Rent to Own

Number of Shares		Value (000)
1,500,000	CAI International (a)(b)	$4,755
	International Container Leasing & Management
1,091,000	Marlin Business Services (a)(b)	2,891
	Small Equipment Leasing
		217,105
Finance: Total		1,709,142
Consumer Goods & Services 13.4%
	> Other Consumer Services 3.0%
2,150,000	ITT Educational Services (a)(b)	204,207
	Post-secondary Degree Services
1,500,000	Career Education (b)	26,910
	Post-secondary Education
1,500,000	Universal Technical Institute (a)(b)	25,755
	Vocational Training
1,900,000	Life Time Fitness (b)	24,605
	Sport & Fitness Club Operator
825,000	Weight Watchers International	24,271
	Weight Loss Programs
2,550,000	Princeton Review (a)(b)	12,572
	College Preparation Courses
110,000	Pierre & Vacances (France)	5,844
	Vacation Apartment Lets
100,000	Lincoln Technical Institute (b)	1,325
	Vocational Training
		325,489
	> Retail 2.3%
1,550,000	Dollar Tree (b)	64,790
	Discount Retailer
3,950,000	Urban Outfitters (b)	59,171
	Apparel & Home Specialty Retailer
1,925,000	Abercrombie & Fitch	44,410
	Teen Apparel Retailer
900,000	GameStop (b)	19,494
	Video Game Specialty Retailer
700,000	PetSmart	12,915
	Pet Goods Retailer
4,250,000	Talbots (a)	10,157
	Women's Specialty Retailer
500,000	Nordstrom	6,655
	Department Store Retailer
650,000	Limited Brands	6,526
	Intimates & Personal Care Specialty Retailer
1,200,000	Gaiam (a)(b)	5,544
	Healthy Living Catalogs & E-Commerce
550,000	American Eagle Outfitters	5,148
	Teen Apparel Retailer
400,000	J Crew Group (b)	4,880
	Multi-channel Branded Retailer
1,000,000	Saks (b)	4,380
	Luxury Department Store Retailer
300,000	Dick's Sporting Goods (b)	4,233
	Sporting Goods Retailer
		248,303

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Apparel 1.6%
6,730,000	Coach (b)	$139,782
	Designer & Retailer of Branded Leather Accessories
610,000	Under Armour (b)	14,542
	Performance Apparel Wholesaler
1,150,000	True Religion Apparel (b)	14,306
	Premium Denim
100,000	Polo Ralph Lauren	4,541
	Branded Apparel Wholesaler & Retailer
36,093	Deckers Outdoor (b)	2,883
	Fashion Footwear Wholesaler
		176,054
	> Travel 1.5%
2,390,000	Vail Resorts (a)(b)	63,574
	Ski Resort Operator & Developer
2,100,000	Choice Hotels	63,126
	Franchisor of Budget Hotel Brands
4,000,000	Expedia (b)	32,960
	Online Travel Services Company
		159,660
	> Nondurables 1.5%
1,010,000	Chattem (a)(b)	72,245
	Personal Care Products
1,900,000	Helen of Troy (a)(b)	32,984
	Hair Dryers & Curling Irons
2,500,000	Jarden (b)	28,750
	Branded Household Products
450,000	Energizer Holdings (b)	24,363
	Household & Personal Care Products
		158,342
	> Food & Beverage 0.8%
1,600,000	Hansen Natural (b)	53,648
	Alternative Beverages
5,000,000	Smart Balance (a)(b)	34,000
	Healthy Food Products
156,400	Aryzta (Ireland) (b)	5,008
	Baked Goods
		92,656
	> Furniture & Textiles 0.8%
3,000,000	Herman Miller (a)	39,090
	Office Furniture
3,300,000	Knoll (a)	29,766
	Office Furniture
975,000	HNI	15,444
	Office Furniture & Fireplaces
		84,300
	> Casinos & Gaming 0.7%
1,700,000	Penn National Gaming (b)	36,346
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	31,104
	Regional Casino Operator
2,380,000	Intralot (Greece)	9,940
	Lottery & Gaming Systems & Services
		77,390

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.4%
2,600,000	Pool (a)	$46,722
	Distributor of Swimming Pool Supplies & Equipment
		46,722
	> Leisure Products 0.4%
1,416,000	Speedway Motorsports	22,812
	Motorsports Racetrack Owner & Operator
1,390,000	Thor Industries	18,320
	RV & Bus Manufacturer
640,000	Winnebago	3,859
	Premier Motor Home Maker
2,766,000	Fleetwood Enterprises (b)	277
	RV & Manufactured Home Maker
		45,268
	> Restaurants 0.2%
550,000	P.F. Chang's China Bistro (b)	11,517
	Mandarin Style Restaurants
1,800,000	AFC Enterprises (a)(b)	8,442
	Popeyes Restaurants
		19,959
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	14,679
	Event Ticket Sales
		14,679
	> Cruise Lines 0.1%
650,000	Royal Caribbean Cruises	8,938
	Largest Cruise Line
		8,938
	> Other Durable Goods —%
4,500,000	Champion Enterprises (a)(b)	2,520
	Manufactured Homes
		2,520
Consumer Goods & Services: Total		1,460,280
Health Care 12.2%
	> Biotechnology & Drug Delivery 3.3%
1,225,000	Myriad Genetics (b)	81,169
	Drugs/Diagnostics Hybrid
4,300,000	BioMarin (b)	76,540
	Biotech Focused on Orphan Diseases
1,660,000	Auxilium Pharmaceuticals (b)	47,210
	Biotech Focused on Niche Disease Areas
4,400,000	Seattle Genetics (a)(b)	39,336
	Antibody-based Therapies for Cancer
5,325,000	Nektar Therapeutics (a)(b)	29,607
	Drug Delivery Technologies
400,000	United Therapeutics (b)	25,020
	Biotech Focused on Rare Diseases
4,300,000	Medarex (b)	23,994
	Humanized Antibodies
2,910,000	Array Biopharma (a)(b)	11,786
	Drugs for Cancer & Inflammatory Diseases
2,750,000	Arena Pharmaceuticals (b)	11,468
	Novel Drug Targeting Technology

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
1,416,941	Savient Pharmaceuticals (b)	$8,204
	Biotech Company Focused on Niche Disease Areas
2,800,000	Neurogen (b)	403
	Development-stage Biotech Focused on Neurology
359,944	MicroDose Technologies (b)(c)	259
	Drug Inhaler Development
1,249,999	Perlegen Sciences (b)(c)	125
	Large Scale Gene Sequencing
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (b)(c)	28
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (b)(c)	14
	High Throughput Rational Drug Design
		355,163
	> Medical Equipment & Devices 2.9%
2,850,000	Alexion Pharmaceuticals (b)	103,141
	Biotech Focused on Orphan Diseases
1,000,000	Edwards Lifesciences (b)	54,950
	Heart Valves
1,715,000	Illumina (b)	44,676
	Leading Tools & Service Provider for Genetic Analysis
700,000	Haemonetics (b)	39,550
	Blood & Plasma Collection Equipment
2,800,000	Hologic (b)	36,596
	Diagnostic & Medical Imaging Equipment for Women's Health
1,300,000	Kinetic Concepts (b)	24,934
	Wound Healing & Tissue Repair
600,000	Orthofix International (b)	9,198
	Bone Fixation & Stimulation Devices
		313,045
	> Medical Supplies 2.7%
2,500,000	QIAGEN (Netherlands)(b)	43,900
	Life Science Company; DNA/RNA Purification
1,250,000	ICU Medical (a)(b)	41,425
	Intravenous Therapy Products
1,090,000	Henry Schein (b)	39,992
	Largest Distributor of Healthcare Products
3,100,000	Cepheid (a)(b)	32,178
	Molecular Diagnostic Company
486,000	Techne	31,357
	Cytokines, Antibodies & Other Reagents for Life Science
665,000	Idexx Laboratories (b)	23,993
	Diagnostic Equipment & Services for Veterinarians
900,000	Immucor (b)	23,922
	Automated Blood Typing
1,110,000	Luminex (b)	23,710
	Instrument/Consumables Supplier
790,000	Meridian Biosciences	20,121
	Niche Diagnostics/Life Science Company

Number of Shares		Value (000)
700,000	Cooper	$11,480
	Contact Lens Manufacturer
150,000	Owens & Minor	5,648
	Distribution of Medical Supplies
		297,726
	> Health Care Services 2.4%
2,200,000	Psychiatric Solutions (b)	61,270
	Behavioral Health Services
2,250,000	PSS World Medical (b)	42,345
	Medical Supplies
1,650,000	Rhoen-Klinikum (Germany)	39,656
	Health Care Services
1,400,000	Charles River Laboratories (b)	36,680
	Pharmaceutical Research
1,150,000	Lincare Holdings (b)	30,969
	Home Health Care Services
3,935,901	eResearch Technology (a)(b)	26,095
	Clinical Research Services
475,000	MEDNAX (b)	15,057
	Physician Management for Pediatric & Anesthesia Practices
850,000	Healthcare Services Group	13,541
	Outsourced Services to Long-term Care Industry
		265,613
	> Pharmaceuticals 0.9%
1,115,000	Cephalon (b)	85,900
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
2,456,700	United Drug (Ireland)	7,613
	Irish Pharmaceutical Wholesaler & Outsourcer
1,617,535	QLT (b)	3,898
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
		97,411
Health Care: Total		1,328,958
Energy & Minerals 7.2%
	> Oil & Gas Producers 3.9%
3,600,000	Southwestern Energy (b)	104,292
	Oil & Gas Producer
2,700,000	Ultra Petroleum (b)	93,177
	Oil & Gas Producer
1,850,000	XTO Energy	65,249
	Oil & Gas Producer
2,525,000	Carrizo Oil & Gas (a)(b)	40,652
	Explores for Natural Gas & Crude Oil
1,100,000	Range Resources	37,829
	Oil & Gas Producer
2,400,000	Tullow Oil (United Kingdom)	22,967
	Oil & Gas Producer
1,400,000	Denbury Resources (b)	15,288
	Oil Producer Using Co2 Injection
400,000	Equitable Resources	13,420
	Natural Gas Producer & Utility
1,500,000	Vaalco Energy (b)	11,160
	Oil & Gas Producer
375,000	Penn Virginia	9,743
	Diversified Energy Producer

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
5,110,550	Pacific Rubiales Energy (Canada) (b)	$9,066
	Oil Production & Exploration in Colombia
600,000	Rex Energy (b)	1,764
	Oil & Gas Producer
		424,607
	> Oil Services 3.0%
4,100,000	FMC Technologies (b)	97,703
	Oil & Gas Wellhead Manufacturer
3,219,312	Fugro (Netherlands)	92,424
	Oilfield Services
3,200,000	Atwood Oceanics (b)	48,896
	Offshore Drilling Contractor
1,055,000	Exterran Holdings (b)	22,472
	Natural Gas Compressor Rental & Fabrication
591,435	Oceaneering International (b)	17,234
	Provider of Sub-sea Services & Manufactured Products
1,070,000	ShawCor (Canada)	15,957
	Oil & Gas Pipeline Products
1,750,000	Tesco (b)	12,495
	Developing New Well Drilling Technologies
375,000	Bristow (b)	10,046
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
1,038,000	Tetra Technologies (b)	5,045
	U.S.-based Service Company with Life of Field Approach
2,983,500	Horizon North Logistics (Canada) (b)	2,103
	Provides Diversified Oil Service Offering in Northern Canada
		324,375
	> Mining 0.2%
7,725,000	Uranium One (South Africa) (b)	11,201
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,000,000	Ivanhoe Mines (Canada) (b)	2,649
	Copper Mine Project in Mongolia
		13,850
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	12,667
	Natural Gas Distribution, Pipeline Processing & Trading
		12,667
	> Alternative Energy —%
2,000,000	Synthesis Energy Systems (b)	1,360
	Owner/Operator of Gasification Plants
		1,360
Energy & Minerals: Total		776,859
Other Industries 4.1%
	> Real Estate 2.3%
810,000	Federal Realty Investment Trust	50,285
	Shopping Centers
3,300,000	Gaylord Entertainment (a)(b)	35,772
	Convention Hotels

Number of Shares		Value (000)
850,000	Digital Realty Trust	$27,922
	Technology-focused Office Buildings
715,000	Corporate Office Properties	21,950
	Office Buildings
900,000	American Campus Communities	18,432
	Student Housing
1,360,000	BioMed Realty Trust	15,939
	Life Science-focused Office Buildings
1,400,000	Extra Space Storage	14,448
	Self Storage Facilities
550,000	SL Green Realty	14,245
	Manhattan Office Buildings
2,800	Orix JREIT (Japan)	13,358
	Diversified REIT
635,000	Macerich Company	11,532
	Regional Shopping Malls
1,900,000	Kite Realty Group (a)	10,564
	Community Shopping Centers
40,000,000	Mapletree Logistics (Singapore)	9,796
	Asian Logistics Landlord
1,158,000	Forest City Enterprises, Class B (a)	7,747
	Commercial & Residential Property Developer
2,200,000	General Growth Properties	2,838
	Regional Shopping Malls
37,407	Security Capital European Realty (Luxembourg) (b)(c)(d)	—
	Self Storage Properties
		254,828
	> Transportation 1.4%
2,100,000	JB Hunt Transport Services	55,167
	Truck & Intermodal Carrier
2,480,000	Heartland Express	39,085
	Regional Trucker
38,000,000	Jiangsu Expressway (China)	28,161
	Chinese Toll Road Operator
2,250,000	Rush Enterprises, Class A (a)(b)	19,282
500,000	Rush Enterprises, Class B (a)(b)	4,095
	Truck Distribution
5,000,000	China Shipping Development (China)	5,033
	China's Dominant Shipper for Oil & Coal
		150,823
	> Regulated Utilities 0.4%
1,800,000	Northeast Utilities	43,308
	Regulated Electric Utility
		43,308
Other Industries: Total		448,959
Total Equities: 97.6% (Cost: $11,151,920)		10,610,532

See accompanying notes to financial statements.

Principal Amount (000)		Value (000)
Short-Term Obligations 2.7%
	>Repurchase Agreement 1.4%
$151,183	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 5/14/09, market value $154,211 (repurchase proceeds $151,183)	$151,183
		151,183
	> Commercial Paper 1.3%
50,000	Hewlett Packard (e) 0.29% Due 1/20/09	49,992
32,000	ConocoPhillips (e) 0.95% Due 1/06/09	31,996
	Toyota Motor Credit:
29,000	1.60% Due 1/08/09	28,991
22,000	0.55% Due 1/23/09	21,993
10,000	Parker-Hannifin (e) 0.35% Due 1/14/09	9,999
		142,971
	Total Short-Term Obligations: (Amortized Cost: $294,154)	294,154
	Total Investments: 100.3% (Cost: $11,446,074)(f)(g)	10,904,686
Cash and Other Assets Less Liabilities: (0.3)%		(33,472)
Total Net Assets: 100.0%		$10,871,214

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
Actuate*	5,000,000	-	3,316,240	1,683,760	$4,984	$-
Administaff	2,025,000	-	-	2,025,000	43,902	972
AFC Enterprises	1,800,000	-	-	1,800,000	8,442	-
AmeriCredit	7,235,000	-	-	7,235,000	55,276	-
Array Biopharma	2,660,000	250,000	-	2,910,000	11,786	-
Bally Technologies	3,150,000	600,000	-	3,750,000	90,112	-
Barrier Therapeutics*	1,780,000	-	1,780,000	-	-	-
Belden CDT*	2,280,000	75,000	1,065,000	1,290,000	26,935	395
BOK Financial*	3,500,000	260,000	500,000	3,260,000	131,704	2,896
CAI International	1,500,000	-	-	1,500,000	4,755	-
Carrizo Oil & Gas	1,656,000	869,000	-	2,525,000	40,652	-
Cepheid	-	3,100,000	-	3,100,000	32,178	-
Champion Enterprises	900,000	3,600,000	-	4,500,000	2,520	-
Chattem	1,010,000	-	-	1,010,000	72,245	-
Christopher & Banks*	2,800,000	-	2,800,000	-	-	504
Clarcor	3,500,000	-	500,000	3,000,000	99,540	1,155
Cogent Communications	2,836,000	1,764,000	300,000	4,300,000	28,079	-
Collagenex Pharmaceuticals*	1,200,000	-	1,200,000	-	-	-
Conseco	6,500,000	2,920,000	-	9,420,000	48,796	-
Donaldson	4,200,000	-	-	4,200,000	141,330	1,869
Drew Industries	1,378,000	-	54,000	1,324,000	15,888	-
Entravision Communications	2,500,000	-	-	2,500,000	3,900	-
Epicor*	3,500,000	-	3,500,000	-	-	-
eResearch Technology	3,000,000	935,901	-	3,935,901	26,095	-
ESCO Technologies	2,200,000	-	-	2,200,000	90,090	-
Excel Technology*	735,000	-	735,000	-	-	-
FARO Technologies	1,044,000	231,000	-	1,275,000	21,497	-
First Mutual Bancshares*	400,000	-	400,000	-	-	-
Forest City Enterprises, Class B	1,398,000	-	240,000	1,158,000	7,747	406
Forward Air	1,900,000	-	-	1,900,000	46,113	532
Fugro*	3,900,000	88,636	769,324	3,219,312	92,424	7,601
Gaiam	1,200,000	-	-	1,200,000	5,544	-
Gaylord Entertainment	2,180,000	1,120,000	-	3,300,000	35,772	-
General Communications*	2,241,000	759,000	1,000,000	2,000,000	16,180	-
Gibraltar Industries*	2,860,000	-	2,860,000	-	-	60
Glacier Bancorp*	4,246,000	-	2,413,000	1,833,000	34,864	1,525
H&E Equipment Services	600,000	2,700,000	-	3,300,000	25,443	-
Hackett Group	4,600,000	-	-	4,600,000	13,432	-
HEICO	-	850,000	-	850,000	24,616	-
Helen of Troy	1,900,000	-	-	1,900,000	32,984	-
Herman Miller	4,000,000	-	1,000,000	3,000,000	39,090	1,320
ICU Medical	1,250,000	-	-	1,250,000	41,425	-
iGate	5,000,000	-	-	5,000,000	32,550	-
II-VI	2,400,000	-	-	2,400,000	45,816	-
Informatica	4,095,000	3,105,000	1,700,000	5,500,000	75,515	-
Interline Brands	1,700,000	300,000	-	2,000,000	21,260	-
IPG Photonics	1,800,000	950,000	-	2,750,000	36,245	-
ITT Educational Services	2,000,000	200,000	50,000	2,150,000	204,207	-
IXYS	1,905,000	130,000	-	2,035,000	16,809	204
Kaydon*	1,696,000	104,000	300,000	1,500,000	51,525	1,152
Kenexa	2,425,000	-	-	2,425,000	19,352	-
Kite Realty Group	1,720,000	180,000	-	1,900,000	10,564	1,410
Knoll	3,400,000	400,000	500,000	3,300,000	29,766	1,764
Littelfuse*	1,420,000	-	420,000	1,000,000	16,600	-
Marchex*	1,700,000	-	1,700,000	-	-	54
Marlin Business Services	1,100,000	-	9,000	1,091,000	2,891	-
MB Financial	1,240,000	780,000	-	2,020,000	56,459	1,346
McGrath Rentcorp	1,700,000	300,000	110,000	1,890,000	40,370	1,506
Meadowbrook Insurance Group*	2,000,000	-	2,000,000	-	-	80

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
Mediacom Communications	1,500,000	2,500,000	-	4,000,000	$17,200	$-
Mine Safety Appliances	1,814,000	436,000	275,000	1,975,000	47,223	1,905
Mobile Mini	1,750,000	-	-	1,750,000	25,235	-
Nara Bancorp*	-	1,700,000	1,700,000	-	-	91
Navigant Consulting	2,500,000	-	-	2,500,000	39,675	-
Nektar Therapeutics	1,650,000	3,675,000	-	5,325,000	29,607	-
Neurogen*	2,300,000	500,000	-	2,800,000	403	-
Orthofix International*	1,330,000	113,000	843,000	600,000	9,198	-
Oxford Industries*	1,069,000	-	1,069,000	-	-	770
PAETEC Holding	-	8,000,000	-	8,000,000	11,520	-
Pharmacopeia*	1,675,000	325,000	2,000,000	-	-	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	31,104	-
Pool	2,890,000	-	290,000	2,600,000	46,722	1,436
Princeton Review	2,550,000	-	-	2,550,000	12,572	-
QLT*	4,000,000	-	2,382,465	1,617,535	3,898	-
Quality Systems	1,510,000	840,000	500,000	1,850,000	80,697	2,064
Radiant Systems	2,500,000	550,000	-	3,050,000	10,279	-
Red Robin Gourmet Burgers*	1,000,000	-	1,000,000	-	-	-
Rush Enterprises	956,000	1,794,000	-	2,750,000	23,377	-
Saga Communications*	1,400,000	-	900,000	500,000	825	-
Salem Communications	1,541,000	-	-	1,541,000	1,156	-
Sanmina-SCI*	29,500,000	-	11,200,000	18,300,000	8,601	-
SeaBright Insurance Holdings	-	1,200,000	-	1,200,000	14,088	-
Seattle Genetics	3,720,000	680,000	-	4,400,000	39,336	-
Shuffle Master*	2,430,000	-	2,430,000	-	-	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	67,830	-
Smart Balance	1,500,000	3,500,000	-	5,000,000	34,000	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	233	-
Stewart Information Services	500,000	409,420	-	909,420	21,362	-
Stratasys	775,000	405,000	-	1,180,000	12,685	-
Supertex	900,000	135,000	-	1,035,000	24,851	-
Switch & Data Facilities	2,000,000	500,000	-	2,500,000	18,475	-
Talbots	-	4,476,933	226,933	4,250,000	10,157	1,313
TriCo Bancshares	900,000	300,000	-	1,200,000	29,964	624
TrueBlue*	2,300,000	-	700,000	1,600,000	15,312	-
TW Telecom	8,000,000	1,500,000	-	9,500,000	80,465	-
Universal Technical Institute	1,500,000	-	-	1,500,000	25,755	-
Vail Resorts	2,390,000	-	-	2,390,000	63,574	-
Viad	1,453,000	297,000	717,925	1,032,075	25,533	240
Vital Signs*	870,000	-	870,000	-	-	278
Voyager Learning	2,000,000	-	-	2,000,000	2,960	-
Watsco*	2,375,000	-	1,300,000	1,075,000	41,280	3,729
West Bancorporation*	1,312,000	-	1,312,000	-	-	571
West Coast Bancorp	1,437,000	-	600,000	837,000	5,516	428
World Acceptance	1,675,000	-	130,000	1,545,000	30,529	-
Total of Affiliated Transactions	257,287,000	60,407,890	61,667,887	256,027,003	$3,039,466	$40,200

*  At December 31, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2008, was $3,600,014 and $3,039,466, respectively. Investments in affiliate companies represented 28.0% of the Fund's total net assets at December 31, 2008.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $426, which represented less than 0.01% of total net assets.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Technologies	11/24/00	359,944	$2,005	$259
Perlegen Sciences	3/30/01	1,249,999	4,500	125
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	187,500	7,500	28
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	96,644	280	14
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$14,490	$426

(d)  Security has no value.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2008, these securities had an aggregate value of $91,987, which represented 0.9% of net assets.

(f)  At December 31, 2008, for federal income tax purposes cost of investments was $11,475,989 and net unrealized depreciation was $571,303 consisting of gross unrealized appreciation of $2,796,910 and gross unrealized depreciation of $3,368,213.

(g)  On December 31, 2008, the market value of foreign securities represented 6.74% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$174,943	1.61
Japan	130,609	1.20
Germany	54,335	0.50
China	44,114	0.41
Chile	43,902	0.40
United Kingdom	34,985	0.32
France	34,639	0.32
Sweden	29,881	0.27
Canada	29,775	0.27
Denmark	26,131	0.24
	Value	Percentage of Net Assets
Singapore	$21,978	0.20
Hong Kong	20,373	0.19
Israel	17,976	0.17
India	14,036	0.13
Switzerland	12,765	0.12
Ireland	12,621	0.12
South Africa	11,201	0.10
Greece	9,940	0.09
Taiwan	8,976	0.08
Luxembourg	-	-
Total Foreign Portfolio	$733,180	6.74

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Asia
> Japan
Aeon Delight	669,000	720,000
Benesse	0	407,900
Chuo Mitsui Trust Holdings	0	3,100,000
Daito Trust Construction	0	390,000
Makita	0	540,000
Miura	430,000	587,800
Rohto Pharmaceutical	0	1,100,000
Ryohin Keikaku	0	288,000
Suruga Bank	1,450,000	1,500,000
Toyo Tanso	0	116,300
Tsumura	0	115,000
Zenrin	466,900	600,000
> China
China Yurun Food	0	10,400,000
Mindray - ADR	250,000	797,000
Shandong Weigao	0	2,112,700
Sinotrans	49,000,000	54,400,000
VisionChina Media - ADR	501,906	1,000,000
> Singapore
CDL Hospitality Trust	28,000,000	30,000,000
> India
Mundra Port & Special Economic Zone	1,125,000	1,350,000
United Phosphorus	4,450,000	8,900,000
> South Korea
Taewoong	278,251	360,000
> Hong Kong
Lifestyle International	18,045,400	19,000,000
Nagacorp	50,000,000	60,000,000
> Taiwan
Formosa International Hotels	1,780,000	1,820,000
Europe
> United Kingdom
Admiral	0	600,000
Capita Group	2,970,000	3,050,000
Chemring	0	119,949
Intermediate Capital	665,500	812,677
Intertek Testing	2,500,000	2,800,000
RPS Group	6,050,000	7,523,509
Serco	3,675,000	4,650,000
> Netherlands
QIAGEN	600,000	1,300,000
> Germany
Tognum	0	656,900

	Number of Shares
	09/30/08	12/31/08
> Ireland
Aryzta	925,000	971,200
United Drug	8,040,094	8,100,000
> Sweden
Hexagon	3,933,000	4,733,000
Nobia	3,765,000	4,572,226
> Finland
Stockmann	910,000	1,310,000
> Italy
Credito Emiliano	0	913,707
GranitiFiandre	1,312,470	1,395,570
> Poland
Central European Distribution	616,000	940,000
> Greece
Intralot	3,790,000	5,090,000
> Czech Republic
Komercni Banka	98,200	114,000
Other Countries
> United States
Alexion Pharmaceuticals	0	350,000
Bristow	125,000	300,000
Cephalon	0	180,000
Oceaneering International	100,000	131,991
> Israel
Israel Chemicals	0	2,890,000
Latin America
> Brazil
Localiza Rent A Car	3,000,000	4,313,700
> Mexico
Grupo Aeroportuario del Sureste - ADR	500,000	600,000
Urbi Desarrollos Urbanos	10,000,000	12,000,000

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/08	12/31/08
Sales
Asia
> Japan
As One	632,500	538,800
Asics	2,840,000	1,748,100
Cosel	1,600,000	1,300,000
FCC	1,490,000	129,500
FullCast	13,868	0
Hitachi Construction Machinery	500,000	0
Ibiden	1,101,600	800,000
Kansai Paint	8,250,000	6,550,000
Kansai Urban Banking	6,745,500	0
Keyence	97,000	80,000
Kintetsu World Express	807,700	737,000
Olympus	620,000	480,000
Point	509,000	281,480
Risa Partners	11,500	0
SYSMEX	578,000	308,000
T. Hasegawa	965,000	596,700
Topcon	3,200,000	2,400,000
Union Tool	680,000	495,800
Ushio	1,300,000	950,000
USS	246,000	178,640
Yusen Air & Sea Service	1,263,600	1,040,000
> China
China Green	32,296,500	29,837,100
China Mass Media - ADR	1,174,000	0
China Shipping Development	18,368,000	13,120,000
Hopewell Highway Infrastructure	30,000,000	25,645,500
Lenovo Group	45,680,700	0
TPV Technology	36,250,000	0
Travelsky Technology	18,816,800	0
> Singapore
ComfortDelGro	20,000,000	18,060,000
Singapore Exchange	10,000,000	6,900,000
> India
Housing Development Finance	750,000	450,000
JSW Steel	296,320	0
Shree Cement	205,544	0
Shriram Transport Finance	2,000,000	1,600,000
> South Korea
Mirae Asset Securities	127,700	0
> Hong Kong
Hong Kong Aircraft Engineering	1,799,800	1,099,800
> Taiwan
Everlight Electronics	7,144,793	5,844,793
GeoVision	1,500,000	0
President Chain Store	7,140,000	6,770,000
Wah Lee Industrial	7,726,635	3,473,635

	Number of Shares
	09/30/08	12/31/08
Europe
> United Kingdom
Northgate	3,750,000	781,140
Randgold Resources - ADR	640,000	400,000
Smith & Nephew	3,000,000	2,950,000
Tullow Oil	800,000	690,000
> Netherlands
Fugro	1,438,113	686,527
Koninklijke TenCate	1,566,533	1,556,239
Vopak	500,000	372,000
Wavin	1,531,526	472,994
> Germany
Elringklinger	1,300,000	1,000,000
Hamburger Hafen und Logistik	210,000	140,000
MPC Muenchmeyer Petersen Capital	244,563	0
Rational	200,000	186,832
Vossloh	300,000	200,000
Wincor Nixdorf	600,000	524,000
> France
April Group	350,000	0
Carbone Lorraine	427,200	309,390
Ciments Francais	100,000	0
Hi-Media	1,156,500	998,839
Meetic	410,000	301,318
Norbert Dentressangle	369,635	259,616
Pierre & Vacances	206,000	171,700
Rubis	313,310	219,084
SES Global	1,823,400	1,447,000
Trigano	656,700	0
> Switzerland
Burckhardt Compression	100,000	85,000
Kuehne & Nagel	525,000	425,000
> Sweden
Hexpol	1,078,950	1,064,012
Holmen	580,000	0
Niscayah Group AB	11,000,000	8,719,516
> Finland
Cargotec	525,000	0
> Italy
Amplifon	5,000,000	0
Sabaf	375,000	248,859
> Poland
ING Bank Slaski	115,200	65,296
> Spain
Prisa	1,630,164	0

See accompanying notes to financial statements.

	Number of Shares
	09/30/08	12/31/08
Europe—continued
> Denmark
Novozymes	265,000	205,000
> Austria
Zumtobel	286,377	0
> Norway
Kongsberg Automotive	2,882,600	0
Other Countries
> United States
FMC Technologies	758,000	410,000
Tesco	370,000	324,000
> Australia
Australian Stock Exchange	850,000	636,000
Billabong International	3,500,000	2,882,000
Perpetual Trustees	800,000	716,000
> South Africa
Mr. Price	7,600,000	4,600,000
Uranium One	4,299,000	3,049,000
> Canada
Horizon North Logistics	2,878,800	2,262,100
ShawCor	1,860,000	1,710,000
UTS Energy	2,425,600	1,600,000
Latin America
> Mexico
Financiera Independencia	5,309,000	2,340,725
> Chili
Sociedad Quimica y Minera de Chile - ADR	1,600,000	1,220,000

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 96.4%
Asia 41.6%
	> Japan 23.1%
43,500	Jupiter Telecommunications	$45,334
	Largest Cable Service Provider in Japan
6,550,000	Kansai Paint	33,475
	Paint Producer in Japan, India, China & Southeast Asia
3,000,000	Kamigumi	26,866
	Port Cargo Handling & Logistics
4,800	Osaka Securities Exchange	21,341
	Osaka Securities Exchange
720,000	Aeon Delight	20,902
	Facility Maintenance & Management
1,900	Nippon Building Fund	20,854
	Office REIT
554,300	Unicharm PetCare	20,562
	Pet Food & Pet Toiletries
390,000	Daito Trust Construction	20,421
	Apartment Builder
407,900	Benesse	17,827
	Education Service Provider
904,300	Glory	17,687
	Currency Handling Systems & Related Equipment
3,600	Orix JREIT	17,174
	Diversified REIT
880,000	Aeon Mall	16,989
	Suburban Shopping Mall Developer, Owner & Operator
800,000	Ibiden	16,492
	Electronic Parts & Ceramics
80,000	Keyence	16,380
	Sensors & Measuring Devices for Automation
281,480	Point	15,491
	Apparel Specialty Retailer
1,100,000	Rohto Pharmaceutical	15,290
	Health & Beauty Products
3,100,000	Chuo Mitsui Trust Holdings	15,150
	Trust Bank
1,500,000	Suruga Bank	14,856
	Regional Bank
587,800	Miura	14,546
	Industrial Boiler
737,000	Kintetsu World Express	14,528
	Airfreight Logistics
643,000	Ain Pharmaciez (a)	14,232
	Dispensing Pharmacy/Drugstore Operator
1,748,100	Asics	14,096
	Footwear & Apparel
288,000	Ryohin Keikaku	13,654
	Specialty Retail
1,040,000	Yusen Air & Sea Service	13,158
	Airfreight Logistics
950,000	Ushio	12,524
	Industrial Light Sources
3,050	Fukuoka	12,284
	Diversified REIT in Fukuoka
193,000	Nakanishi	12,218
	Dental Tools & Machinery

Number of Shares		Value (000)
540,000	Makita	$12,044
	Power Tools
495,800	Union Tool	11,320
	Precision Drill Bit Manufacturer
308,000	SYSMEX	11,308
	In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer
580,000	Hamamatsu Photonics	11,226
	Optical Sensors for Medical & Industrial Applications
950,000	NGK Insulators	10,692
	Ceramic, Power & Electronics Parts
2,400,000	Topcon	10,497
	Positioning & Medical Instrument
1,300,000	Cosel	10,480
	Industrial Standard Switching Power Supply System
538,800	As One	10,434
	Scientific Supplies Distributor
480,000	Olympus	9,639
	Medical Equipment & Cameras
10,811	Wacom	9,564
	Computer Graphic Illustration Devices
178,640	USS	9,452
	Used Car Auctioneer
596,700	T. Hasegawa	8,038
	Industrial Flavors & Fragrances
2,000	Seven Bank	7,650
	ATM Processing Services
600,000	Zenrin	7,340
	Map Content Publisher
785,000	Tamron	6,940
	Camera Lens Maker
5,200	Nippon Residential Investment	4,821
	Residential REIT
116,300	Toyo Tanso	4,481
	Carbon & Graphite Products for Industrial Use
115,000	Tsumura	4,266
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
129,500	FCC	1,094
	Auto/Motorcycle Clutches
		655,617
	> China 5.1%
34,614,000	Jiangsu Expressway	25,652
	Chinese Toll Road Operator
29,837,100	China Green	23,850
	Agricultural Grower & Processor in China
797,000	Mindray - ADR	14,346
	Medical Device Manufacturer
25,645,500	Hopewell Highway Infrastructure	14,302
	Guangdong Tollroad Leading to Hong Kong & Macau
13,120,000	China Shipping Development	13,205
	China's Dominant Shipper for Oil & Coal
10,400,000	China Yurun Food	12,305
	Meat Processor in China
54,400,000	Sinotrans	10,611
	Largest Integrated Logistics Player in China

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> China—continued
15,300,000	Fu Ji Food & Catering Services	$8,189
	Food Catering Service Provider in China
282,500	ZhongDe Waste Technology	5,480
	Solid Municipal Waste & Medical Waste Incinerator Manufacturer
1,000,000	VisionChina Media - ADR (b)	5,460
	Advertising on Digital Screens in China's Mass Transit System
34,000,000	Xinyu Hengdeli	5,306
	High-end Watch Retailer in China
151,000,000	RexCapital Finance (b)	3,646
	Chinese Lottery
2,112,700	Shandong Weigao	3,217
	Vertical Integrated Hospital Consumable Manufacturer
		145,569
	> Singapore 3.3%
6,900,000	Singapore Exchange	24,723
	Singapore Equity & Derivatives Market Operator
80,094,525	Mapletree Logistics	19,615
	Asian Logistics Landlord
18,060,000	ComfortDelGro	18,282
	Taxi & Mass Transit Service
20,000,000	OLAM	16,115
	Agriculture Supply Chain Manager
30,000,000	CDL Hospitality Trust	15,351
	Singapore Hotel Operator
		94,086
	> India 2.8%
8,900,000	United Phosphorus	20,203
	Off-patent Crop Protection Chemicals
1,008,727	Asian Paints	18,774
	India's Largest Paint Company
450,000	Housing Development Finance	14,036
	Indian Mortgage Lender
1,700,000	Jain Irrigation Systems	12,422
	Agricultural Micro-irrigation Systems & Food Processing
1,350,000	Mundra Port & Special Economic Zone	9,133
	Indian West Coast Shipping Port
1,600,000	Shriram Transport Finance	6,558
	Truck Financing in India
		81,126
	> South Korea 2.8%
1,192,000	Woongjin Coway (b)	25,610
	South Korean Household Appliance Rental Service Provider
360,000	Taewoong	22,322
	Player in the Niche Customized Forging Market
148,000	MegaStudy (b)	21,834
	Online Education Service Provider
915,000	Sung Kwang Bend (b)	9,348
	Large Customized Industrial Pipe Fitting Manufacturer
		79,114

Number of Shares		Value (000)
	> Hong Kong 2.3%
3,000,000	Hong Kong Exchanges and Clearing	$28,762
	Hong Kong Equity & Derivatives Market Operator
19,000,000	Lifestyle International	19,372
	Mid to High-end Department Store Operator in Hong Kong & China
1,099,800	Hong Kong Aircraft Engineering	9,083
	Aircraft Maintenence, Repair & Overhaul Operator
60,000,000	NagaCorp	8,305
	Monopoly Casino in Central Cambodia
24,194,700	Global Digital Creations (b)	312
	Digital Cinema Solution Provider/ Network Operator
		65,834
	> Taiwan 1.6%
1,820,000	Formosa International Hotels	18,296
	Hotel, Food & Beverage Operation & Hospitality Management Services
6,770,000	President Chain Store	16,257
	Taiwan's Number One Convenience Chain Store Operator
5,844,793	Everlight Electronics	7,803
	LED Packager
3,473,635	Wah Lee Industrial	2,217
	Distributor of Chemicals, Materials & Equipment
		44,573
	> Indonesia 0.6%
89,273,600	Perusahaan Gas Negara	16,142
	Gas Pipeline Operator
		16,142
Asia: Total		1,182,061
Europe 39.3%
	> United Kingdom 7.3%
3,050,000	Capita Group	32,498
	White Collar, Back Office Outsourcing
2,800,000	Intertek Testing	31,716
	Testing, Inspection & Certification Services
4,650,000	Serco	30,264
	Facilities Management
2,950,000	Smith & Nephew	18,717
	Medical Equipment & Supplies
400,000	Randgold Resources - ADR	17,568
	Gold Mining in Western Africa
1,340,000	Rotork	15,314
	Valve Actuators for Oil & Water Pipelines
7,523,509	RPS Group	15,269
	Environmental Consulting & Planning
2,884,000	Informa Group	10,233
	Global Publisher & Event Organizer
1,000,000	Keller Group	8,311
	International Ground Engineering Specialist
600,000	Admiral	7,925
	United Kingdom Auto Insurer
812,677	Intermediate Capital	7,584
	European Provider of Mezzanine Capital
690,000	Tullow Oil	6,603
	Oil & Gas Producer

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> United Kingdom—continued
119,949	Chemring	$3,377
	Defense Manufacturer of Countermeasures & Energetics
781,140	Northgate	868
	Light Commercial Vehicle Rental Specialist
		206,247
	> Netherlands 6.6%
2,095,000	Imtech	35,449
	Engineering & Technical Services
1,556,239	Koninklijke TenCate (a)	35,161
	Advanced Textiles & Industrial Fabrics
1,300,000	QIAGEN (b)	22,718
	Life Science Company; DNA/RNA Purification
686,527	Fugro	19,710
	Oilfield Services
1,385,000	Unit 4 Agresso (a)	15,304
	Business & Security Software
303,934	Smit Internationale	14,946
	Harbor & Offshore Towage & Marine Services
1,088,187	Arcadis	14,346
	Engineering Consultant
1,992,322	Aalberts Industries	14,232
	Flow Control & Heat Treatment
372,000	Vopak	14,115
	World's Largest Operator of Petroleum & Chemical Storage Terminals
472,994	Wavin	1,546
	Largest European Plastic Pipe Systems Company
		187,527
	> Germany 6.4%
1,800,000	Rhoen-Klinikum	43,261
	Health Care Services
850,000	CTS Eventim	28,684
	Event Ticket Sales
524,000	Wincor Nixdorf	24,983
	Retail POS Systems & ATM Machines
200,000	Vossloh	22,519
	Rail Infrastructure & Diesel Locomotives
186,832	Rational	22,166
	Commercial Oven Manufacturer
918,000	Takkt	10,280
	Mail Order Retailer of Office & Warehouse Durables
1,000,000	Elringklinger	9,690
	Automobile Components
656,900	Tognum	8,391
	Diesel Engines for Drive & Power Generation Systems
354,500	Deutsche Beteiligungs	6,110
	Private Equity Investment Management
140,000	Hamburger Hafen und Logistik	4,663
	Terminal Operator at the Hamburg Port
		180,747
	> France 4.6%
1,447,000	SES Global	27,856
	Satellite Broadcasting Services
280,000	Neopost	25,344
	Postage Meter Machines

Number of Shares		Value (000)
250,000	Iliad	$21,653
	Alternative Internet & Telecoms Provider
219,084	Rubis	13,801
	Tank Storage & Liquefied Petroleum Gas Supplier
259,616	Norbert Dentressangle	9,943
	Transport
190,000	Eurofins Scientific	9,415
	Food Screening & Testing
171,700	Pierre & Vacances	9,122
	Vacation Apartment Lets
309,390	Carbone Lorraine	7,722
	Advanced Industrial Materials
301,318	Meetic (b)	4,421
	Dating Services
998,839	Hi-Media (b)	2,253
	Leading Online Advertiser in Europe
		131,530
	> Switzerland 3.3%
425,000	Kuehne & Nagel	27,556
	Freight Forwarding/Logistics
250,000	Geberit	26,933
	Plumbing Supplies
20,660	Sika	17,582
	Chemicals for Construction & Industrial Applications
85,000	Burckhardt Compression	12,252
	Gas Compression Pumps
11,000	Givaudan	8,665
	Fragrances & Flavors
		92,988
	> Ireland 2.3%
971,200	Aryzta (b)	31,100
	Baked Goods
8,100,000	United Drug	25,101
	Irish Pharmaceutical Wholesaler & Outsourcer
560,000	Paddy Power	10,483
	Irish Betting Services
		66,684
	> Sweden 2.0%
4,733,000	Hexagon	23,185
	Measurement Equipment & Polymers
3,235,000	SWECO	14,442
	Engineering Consultants
4,572,226	Nobia	9,880
	Kitchen Cabinet Manufacturing & Distribution
8,719,516	Niscayah Group AB	7,445
	Commercial Security Installation & Service
1,064,012	Hexpol (b)	2,340
	Formulation & Production of Polymers
		57,292
	> Finland 1.7%
1,756,000	Poyry	19,385
	Engineering Consultants
1,310,000	Stockmann	17,979
	Department Stores in Finland, Baltics & Russia
2,170,000	Ramirent	9,929
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		47,293

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Italy 1.2%
14,667,000	CIR	$15,104
	Italian Holding Company
1,395,570	GranitiFiandre	6,436
	Innovative Stoneware
248,859	Sabaf	5,217
	Supplier to White Goods Original Equipment Manufacturer
913,707	Credito Emiliano	4,768
	Italian Regional Bank
553,113	Cobra Automotive (b)	1,784
	Electronic Car Theft Protection
		33,309
	> Poland 1.0%
940,000	Central European Distribution (b)	18,518
	Vodka Production & Alcohol Distribution
65,296	ING Bank Slaski	9,497
	Polish Universal Bank
		28,015
	> Greece 0.7%
5,090,000	Intralot	21,258
	Lottery & Gaming Systems & Services
		21,258
	> Spain 0.7%
400,000	Red Electrica de Espana	20,265
	Spanish Power Grid
		20,265
	> Czech Republic 0.6%
114,000	Komercni Banka	17,721
	Leading Czech Universal Bank
		17,721
	> Denmark 0.6%
205,000	Novozymes	16,332
	Industrial Enzymes
		16,332
	> Russia 0.3%
775,000	Novolipetsk Steel - GDR	7,905
	Vertically Integrated Steel Producer, Mini Mill Operator & Scrap Collector
344,171	RosBusinessConsulting - ADR (b)	731
	Financial Information, Media & IT Services in Russia
		8,636
Europe: Total		1,115,844
Other Countries 10.7%
	> United States 2.9%
1,290,000	Atwood Oceanics (b)	19,711
	Offshore Drilling Contractor
180,000	Cephalon (b)	13,867
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
350,000	Alexion Pharmaceuticals (b)	12,667
	Biotech Focused on Orphan Diseases
690,000	BioMarin (b)	12,282
	Biotech Focused on Orphan Diseases

Number of Shares		Value (000)
410,000	FMC Technologies (b)	$9,770
	Oil & Gas Wellhead Manufacturer
300,000	Bristow (b)	8,037
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
131,991	Oceaneering International (b)	3,846
	Provider of Sub-sea Services & Manufactured Products
324,000	Tesco (b)	2,314
	Developing New Well Drilling Technologies
		82,494
	> Australia 2.6%
7,140,000	Sino Gold (b)	25,019
	Gold Mining in The People's Republic of China
716,000	Perpetual Trustees	18,670
	Mutual Fund Management
2,882,000	Billabong International	16,117
	Action Sports Apparel Brand Manager
636,000	Australian Stock Exchange	14,851
	Australian Equity & Derivatives Market Operator
		74,657
	> South Africa 2.3%
1,560,000	Naspers	28,356
	Media & Education in Africa & Other Emerging Markets
1,440,000	Impala Platinum Holdings	21,247
	Platinum Group Metals Mining & Refining
4,600,000	Mr. Price	12,361
	South African Retailer of Apparel, Household Goods & Sporting Goods
3,049,000	Uranium One (b)	4,421
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		66,385
	> Canada 1.6%
1,710,000	ShawCor	25,501
	Oil & Gas Pipeline Products
670,000	CCL	13,568
	Leading Global Label Manufacturer
850,000	Ivanhoe Mines (b)	2,252
	Copper Mine Project in Mongolia
2,262,100	Horizon North Logistics (b)	1,594
	Provides Diversified Oil Service Offering in Northern Canada
1,600,000	UTS Energy (b)	1,037
	Operator of Canadian Oil Sands Mines
328,100	Xtreme Coil Drilling (b)	409
	Land Driller with New Generation Drilling Technology
		44,361
	> Israel 0.7%
2,890,000	Israel Chemicals	20,205
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		20,205
	> New Zealand 0.4%
6,102,440	Sky City Entertainment	11,177
	Casino/Entertainment Complex
		11,177

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR	$5,624
	Largest Retail Bank in Kazakhstan
		5,624
Other Countries: Total		304,903
Latin America 4.8%
	> Brazil 2.3%
4,300,000	Suzano (b)	22,593
	Brazilian Pulp & Paper Producer
3,000,000	Porto Seguro	16,953
	Auto & Life Insurance
4,313,700	Localiza Rent A Car	13,339
	Car Rental
1,500,000	Natura Cosmeticos	12,350
	Direct Retailer of Cosmetics
		65,235
	> Mexico 1.4%
600,000	Grupo Aeroportuario del Sureste - ADR	22,428
	Cancun & Cozumel Airport Operator
12,000,000	Urbi Desarrollos Urbanos (b)	16,377
	Affordable Housing Builder
2,340,725	Financiera Independencia	1,183
	Mexican Micro-finance Lender
		39,988
	> Chile 1.1%
1,220,000	Sociedad Quimica y Minera de Chile - ADR	29,756
	Producer of Specialty Fertilizers, Lithium & Iodine
		29,756
Latin America: Total		134,979
Total Equities: 96.4% (Cost: $3,284,962)		2,737,787
Short-Term Obligations 2.5%
	> Repurchase Agreement 1.5%
$42,971	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15, market value $43,835 (repurchase proceeds $42,971)	42,971
		42,971

Principal Amount (000)		Value (000)
	> Commercial Paper 1.0%
$13,800	ConocoPhillips (c) 0.35% Due 1/12/09	$13,798
13,500	Toyota Motor Credit 1.40% Due 1/09/09	13,496
		27,294
Total Short-Term Obligations: (Amortized Cost: $70,265)		70,265
Total Investments: 98.9% (Cost: $3,355,227)(d)(e)		2,808,052
Cash and Other Assets Less Liabilities: 1.1%		32,515
Total Net Assets: 100.0%		$2,840,567

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
Ain Pharmaciez	643,000	-	-	643,000	$14,232	$115
FullCast*	14,000	-	14,000	-	-	-
Kongsberg Automotive*	2,774,800	240,000	3,014,800	-	-	-
Koninklijke TenCate	1,096,000	470,533	10,294	1,556,239	35,161	1,905
Northgate*	2,500,000	1,250,000	2,968,860	781,140	868	1,402
Unit 4 Agresso	1,385,000	-	-	1,385,000	15,304	458
Total of Affiliated Transactions	8,412,800	1,960,533	6,007,954	4,365,379	$65,565	$3,880

*  At December 31, 2008, the Fund owned less than five percent or more of the following company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2008, was $77,796 and $65,565, respectively. Investments in affiliated companies represented 2.3% of total net assets at December 31, 2008.

(b)  Non-income producing security.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2008, this security had an aggregate value of $13,798, which represented 0.5% of net assets.

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $3,367,988, and net unrealized depreciation was $559,936 consisting of gross unrealized appreciation of $492,541 and gross unrealized depreciation of $1,052,477.

(e)  On December 31, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$694,094	24.4
Japanese Yen	655,617	23.1
U.S. Dollar	275,094	9.7
British Pound	188,679	6.6
Hong Kong Dollar	186,116	6.6
Other currencies less than 5% of total net assets	808,452	28.5
	$2,808,052	98.9

  At December 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	15,540	$10,000	1/09/2009	$830
AUD	15,555	10,000	2/10/2009	802
AUD	15,355	10,000	3/10/2009	638
CAD	12,406	10,000	1/09/2009	48
CAD	12,392	10,000	2/10/2009	34
CAD	12,618	10,000	3/10/2009	222
JPY	919,700	10,000	1/22/2009	149
JPY	958,250	10,000	2/10/2009	578
JPY	904,000	10,000	3/10/2009	(15)
		$90,000		$3,286
Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,585	$20,000	1/09/2009	$(1,661)
EUR	7,914	10,000	1/22/2009	(992)
EUR	15,585	20,000	2/10/2009	(1,630)
EUR	7,792	10,000	2/10/2009	(815)
EUR	15,515	20,000	3/10/2009	(1,516)
EUR	7,175	10,000	3/10/2009	49
		$90,000		$(6,565)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2008, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$246,206	8.7
Other Industrial Services	224,621	7.9
Machinery	205,675	7.2
Outsourcing Services	96,274	3.4
Conglomerates	56,520	2.0
Construction	55,665	2.0
Electrical Components	47,243	1.6
Industrial Distribution	10,434	0.4
Steel	7,905	0.3
Waste Management	5,480	0.2
	956,023	33.7
> Consumer Goods & Services
Other Consumer Services	98,186	3.4
Retail	94,291	3.3
Food & Beverage	75,443	2.7
Nondurables	61,771	2.2
Casinos & Gaming	54,868	1.9
Apparel	48,192	1.7
Other Entertainment	46,980	1.6
Consumer Goods Distribution	27,970	1.0
Travel	13,339	0.5
Furniture & Textiles	9,880	0.3
Other Durable Goods	8,095	0.3
Consumer Electronics	6,940	0.2
Leisure Products	312	0.1
	546,267	19.2
> Information
Financial Processors	53,485	1.9
CATV	45,334	1.6
Instrumentation	44,908	1.6
Computer Hardware & Related Equipment	34,547	1.2
TV Broadcasting	28,356	1.0
Satellite Broadcasting & Services	27,856	1.0
Internet Related	21,653	0.7
Publishing	17,573	0.6
Business Software	15,304	0.5
Business Information & Marketing Services	15,269	0.5
Semiconductors & Related Equipment	7,803	0.3
Advertising	7,713	0.3
Electronics Distribution	2,216	0.1
Computer Services	731	0.0	*
	322,748	11.3

	Value (000)	Percentage of Net Assets
> Other Industries
Transportation	$156,236	5.5
Real Estate	106,477	3.8
Regulated Utilities	20,265	0.7
	282,978	10.0
> Energy & Minerals
Oil Services	90,892	3.2
Mining	70,507	2.5
Oil Refining, Marketing & Distribution	44,058	1.5
Agricultural Commodities	22,593	0.8
Oil & Gas Producers	7,640	0.3
	235,690	8.3
> Health Care
Medical Equipment & Devices	82,110	2.9
Health Care Services	43,261	1.5
Pharmaceuticals	43,234	1.5
Medical Supplies	22,718	0.8
Biotechnology & Drug Delivery	12,282	0.5
	203,605	7.2
> Finance
Banks	75,266	2.6
Brokerage & Money Management	39,630	1.4
Finance Companies	36,666	1.3
Insurance	24,878	0.9
Savings & Loans	14,036	0.5
	190,476	6.7
Total Equities:	2,737,787	96.4
Short-Term Obligations:	70,265	2.5
Total Investments:	2,808,052	98.9
Cash and Other Assets Less Liabilities:	32,515	1.1
Net Assets:	$2,840,567	100.0

*  Represents less than 0.05% of Total Net Assets.

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Information
Bally Technologies	155,000	250,000
Crown Castle International	975,000	1,250,000
IPG Photonics	425,000	775,000
Mettler Toledo	155,000	180,000
Microsemi	710,000	760,000
Finance
Aaron Rents	140,000	335,000
Eaton Vance	0	100,000
Industrial Goods & Services
Albemarle	0	60,000
Donaldson	394,800	445,000
MOOG	140,000	195,000
Simpson Manufacturing	109,415	195,000
Health Care
Immucor	100,000	180,000
Kinetic Concepts	0	75,000
Luminex	175,000	255,000
Myriad Genetics	120,000	150,000
Savient Pharmaceuticals	0	188,859
Consumer Goods & Services
Jarden	198,000	298,000
PetSmart	0	120,000
Talbots	455,000	480,000
Weight Watchers International	0	100,000

	Number of Shares
	09/30/08	12/31/08
Sales
Information
American Tower	506,000	376,000
Belden CDT	160,000	0
Saga Communications	300,000	75,000
Tellabs	2,642,300	1,100,000
Trimble Navigation	368,000	268,000
Finance
Electro Rent	185,601	0
Industrial Goods & Services
Albany International	90,000	0
Health Care
Illumina	204,000	169,000
QLT	765,000	309,386
United Therapeutics	53,000	43,000
Consumer Goods & Services
Abercrombie & Fitch	263,000	183,000
Christopher & Banks	354,150	0
J Crew Group	240,000	0
Oxford Industries	314,200	0
Red Robin Gourmet Burgers	145,300	0
Sonic	252,800	0
Speedway Motorsports	140,500	0
True Religion Apparel	950,313	820,313
Energy & Minerals
FMC Technologies	733,400	658,400

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 97.1%
Information 29.3%
	> Business Software 6.1%
609,100	Micros Systems (a)	$9,941
	Information Systems for Restaurants & Hotels
290,000	Concur Technologies (a)	9,518
	Web Enabled Cost & Expense Management Software
305,000	ANSYS (a)	8,506
	Simulation Software for Engineers & Designers
2,100,000	Novell (a)	8,169
	Directory, Operating System & Identity Management Software
570,000	Informatica (a)	7,826
	Enterprise Data Integration Software
525,000	Blackbaud	7,087
	Software & Services for Non-profits
100,000	Quality Systems	4,362
	IT Systems for Medical Groups & Ambulatory Care Centers
150,000	NetSuite (a)	1,266
	End to End IT Systems Solution Delivered Over the Web
100,000	Avid Technology (a)	1,091
	Digital Nonlinear Editing Software & Systems
		57,766
	> Instrumentation 6.0%
860,000	Flir Systems (a)	26,385
	Infrared Cameras
180,000	Mettler Toledo (a)	12,132
	Laboratory Equipment
775,000	IPG Photonics (a)	10,214
	Fiber Lasers
268,000	Trimble Navigation (a)	5,791
	GPS-based Instruments
45,000	Varian (a)	1,508
	Analytical Instruments
60,000	FARO Technologies (a)	1,012
	Precision Measurement Equipment
		57,042
	> Mobile Communications 3.5%
1,250,000	Crown Castle International (a)	21,975
	Communications Towers
376,000	American Tower (a)	11,024
	Communications Towers in USA & Mexico
88,000	Globalstar (a)	18
	Satellite Mobile Voice & Data Carrier
		33,017
	> Semiconductors & Related Equipment 2.9%
760,000	Microsemi (a)	9,606
	Analog/Mixed-signal Semiconductors
1,168,000	Integrated Device Technology (a)	6,553
	Communications Semiconductors
189,296	Supertex (a)	4,545
	Mixed-signal Semiconductors
1,179,750	ON Semiconductor (a)	4,011
	Mixed-signal & Power Management Semiconductors

Number of Shares		Value (000)
190,000	Littelfuse (a)	$3,154
	Little Fuses
		27,869
	> Computer Hardware & Related Equipment 2.9%
505,000	II-VI (a)	9,640
	Laser Components
295,600	Amphenol	7,089
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	6,292
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	3,728
	Bar Code Printers
65,000	Intermec (a)	863
	Bar Code & Wireless LAN Systems
		27,612
	> Financial Processors 1.9%
538,280	Global Payments	17,650
	Credit Card Processor
		17,650
	> Telephone Services 1.7%
1,736,000	TW Telecom (a)	14,704
	Fiber Optic Telephone/Data Services
800,000	PAETEC Holding (a)	1,152
	Telephone/Data Services for Business
		15,856
	> Telecommunications Equipment 1.2%
525,000	Polycom (a)	7,093
	Video Conferencing Equipment
1,100,000	Tellabs (a)	4,532
	Telecommunications Equipment
		11,625
	> Computer Services 1.1%
275,000	SRA International (a)	4,744
	Government IT Services
1,005,500	Hackett Group (a)	2,936
	IT Integration & Best Practice Research
235,000	iGate (a)	1,530
	IT & Business Process Outsourcing Services
786,000	RCM Technologies (a)(b)	849
	Technology & Engineering Services
		10,059
	> Gaming Equipment & Services 0.8%
250,000	Bally Technologies (a)	6,007
	Slot Machines & Software
100,000	Scientific Games (a)	1,754
	Lottery Services Provider
		7,761
	> Internet Related 0.3%
257,000	Switch & Data Facilities (a)	1,899
	Network Neutral Data Centers
381,740	TheStreet.com	1,107
	Financial Information Website Publisher
		3,006

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	$1,949
	Electronic Manufacturing Services
		1,949
	> Business Information & Marketing Services 0.2%
76,149	Viad	1,884
	Trade Show Services, Travel & Tours
		1,884
	> TV Broadcasting 0.2%
975,000	Entravision Communications (a)	1,521
	Spanish Language TV & Radio Stations
		1,521
	> CATV 0.2%
335,000	Mediacom Communications (a)	1,441
	CATV Franchises
		1,441
	> Radio 0.1%
511,100	Salem Communications (a)	383
	Radio Stations for Religious Programming
75,000	Saga Communications (a)	124
	Radio Stations in Small- & Mid-sized Cities
705,500	Spanish Broadcasting System (a)	69
	Spanish Language Radio Stations
		576
Information: Total		276,634
Finance 18.2%
	> Banks 8.0%
760,650	Valley National Bancorp	15,403
	New Jersey/New York Bank
468,025	MB Financial	13,081
	Chicago Bank
414,088	Lakeland Financial	9,863
	Indiana Bank
659,800	TCF Financial	9,013
	Great Lakes Bank
508,000	Pacific Continental	7,605
	Niche Pacific N.W. Bank
280,777	Glacier Bancorp	5,340
	Mountain States Bank
213,600	Associated Banc-Corp	4,471
	Midwest Bank
103,000	SVB Financial Group (a)	2,702
	Bank to Venture Capitalists
166,527	Green Bankshares	2,255
	Tennessee Bank
90,000	TriCo Bancshares	2,247
	California Central Valley Community Bank
192,700	Old Second Bancorp	2,235
	Illinois Bank
500,000	Guaranty Bancorp (a)	1,000
	Colorado Bank
40,000	First Busey	730
	Illinois Bank
		75,945

Number of Shares		Value (000)
	> Finance Companies 4.1%
335,000	Aaron Rents	$8,918
	Rent to Own
1,136,500	AmeriCredit (a)	8,683
	Auto Lending
407,900	World Acceptance (a)	8,060
	Personal Loans
205,000	GATX	6,349
	Rail Car Lessor
130,000	McGrath Rentcorp	2,777
	Temporary Space & IT Rentals
350,000	H&E Equipment Services (a)	2,698
	Heavy Equipment Leasing
230,000	CAI International (a)	729
	International Container Leasing & Management
99,200	Marlin Business Services (a)	263
	Small Equipment Leasing
		38,477
	> Insurance 2.8%
714,500	HCC Insurance Holdings	19,113
	Specialty Insurance
120,000	Tower Group	3,385
	Commercial & Personal Lines Insurance
75,000	Endurance Specialty Holdings	2,290
	Commercial Lines Insurance/Reinsurance
7,000	Markel (a)	2,093
	Specialty Insurance
		26,881
	> Savings & Loans 2.8%
600,000	ViewPoint Financial	9,630
	Texas Thrift
507,040	People's United	9,041
	Connecticut Savings & Loan
238,090	Berkshire Hills Bancorp	7,347
	Northeast Thrift
42,231	K-Fed Bancorp	275
	Los Angeles Savings & Loan
22,500	Anchor Bancorp Wisconsin	62
	Wisconsin Thrift
		26,355
	> Brokerage & Money Management 0.5%
150,000	SEI Investments	2,356
	Mutual Fund Administration & Investment Management
100,000	Eaton Vance	2,101
	Specialty Mutual Funds
		4,457
Finance: Total		172,115
Industrial Goods & Services 16.6%
	> Machinery 11.0%
650,300	ESCO Technologies (a)	26,630
	Automatic Electric Meter Readers
697,500	Ametek	21,071
	Aerospace/Industrial Instruments
445,000	Donaldson	14,974
	Industrial Air Filtration

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Machinery—continued
533,600	Pentair	$12,630
	Pumps & Water Treatment
373,600	Nordson	12,064
	Dispensing Systems for Adhesives & Coatings
195,000	MOOG (a)	7,131
	Motion Control Products for Aerospace, Defense & Industrial Markets
155,000	Mine Safety Appliances	3,706
	Safety Equipment
71,800	Toro	2,369
	Turf Maintenance Equipment
50,000	Kaydon	1,718
	Specialized Friction & Motion Control Products
30,000	Lincoln Electric	1,528
	Welding Equipment & Consumables
		103,821
	> Outsourcing Services 1.1%
350,000	Quanta Services (a)	6,930
	Electrical & Telecom Construction Services
175,000	Administaff	3,794
	Professional Employer Organization
		10,724
	> Waste Management 0.9%
280,875	Waste Connections (a)	8,867
	Solid Waste Management
		8,867
	> Construction 0.9%
195,000	Simpson Manufacturing	5,413
	Wall Joint Maker
50,000	Texas Industries	1,725
	Aggregates, Cement & Concrete
140,000	M/I Homes	1,476
	Home Builder
		8,614
	> Industrial Materials & Specialty Chemicals 0.9%
100,000	Cytec Industries	2,122
	Aerospace Composites & Specialty Chemicals
155,000	Drew Industries (a)	1,860
	RV & Manufactured Home Components
50,000	Greif	1,672
	Industrial Packaging
65,000	Koppers Holdings	1,405
	Integrated Provider of Carbon Compounds
60,000	Albemarle	1,338
	Refinery Catalysts & Other Specialty Chemicals
		8,397
	> Other Industrial Services 0.7%
350,000	TrueBlue (a)	3,350
	Temporary Manual Labor
396,000	American Reprographics (a)	2,732
	Document Management & Logistics
		6,082
	> Electrical Components 0.5%
145,000	Acuity Brands	5,062
	Commercial Lighting Fixtures
		5,062

Number of Shares		Value (000)
	> Steel 0.3%
100,000	Haynes International (a)	$2,462
	Producer of High Performance Alloys
		2,462
	> Industrial Distribution 0.3%
225,000	Interline Brands (a)	2,392
	Industrial Distribution
		2,392
Industrial Goods & Services: Total		156,421
Health Care 12.6%
	> Biotechnology & Drug Delivery 4.1%
150,000	Myriad Genetics (a)	9,939
	Drugs/Diagnostics Hybrid
405,000	BioMarin (a)	7,209
	Biotech Focused on Orphan Diseases
551,400	Seattle Genetics (a)	4,929
	Antibody-based Therapies for Cancer
125,000	Auxilium Pharmaceuticals (a)	3,555
	Biotech Focused on Niche Disease Areas
580,000	Nektar Therapeutics (a)	3,225
	Drug Delivery Technologies
43,000	United Therapeutics (a)	2,690
	Biotech Focused on Rare Diseases
545,000	Array Biopharma (a)	2,207
	Drugs for Cancer & Inflammatory Diseases
320,000	Medarex (a)	1,786
	Humanized Antibodies
401,000	Arena Pharmaceuticals (a)	1,672
	Novel Drug Targeting Technology
188,859	Savient Pharmaceuticals (a)	1,093
	Biotech Company Focused on Niche Disease Areas
500,000	IsoRay (a)	100
100,000	IsoRay - Warrants (a)(c)	5
	Radiology Cancer Company
400,000	Neurogen (a)	58
	Development-stage Biotech Focused on Neurology
18,181	Metabolex, Series A-1, Pfd. (a)(c)	32
	Diabetes Drug Development
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	6
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	3
	High Throughput Rational Drug Design
738,060	Medicure - Warrants (a)(c)	4
	Cardiovascular Biotech Company
		38,513
	> Medical Supplies 2.9%
158,300	Techne	10,214
	Cytokines, Antibodies & Other Reagents for Life Science
255,000	Luminex (a)	5,447
	Instrument/Consumables Supplier
180,000	Immucor (a)	4,784
	Automated Blood Typing
105,000	Meridian Biosciences	2,674
	Niche Diagnostics/Life Science Company

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Medical Supplies—continued
255,000	Cepheid (a)	$2,647
	Molecular Diagnostic Company
53,000	Idexx Laboratories (a)	1,912
	Diagnostic Equipment & Services for Veterinarians
		27,678
	> Health Care Services 2.8%
660,000	PSS World Medical (a)	12,421
	Medical Supplies
242,000	Psychiatric Solutions (a)	6,740
	Behavioral Health Services
137,000	Charles River Laboratories (a)	3,589
	Pharmaceutical Research
126,800	Lincare Holdings (a)	3,415
	Home Health Care Services
		26,165
	> Medical Equipment & Devices 1.5%
235,000	Alexion Pharmaceuticals (a)	8,505
	Biotech Focused on Orphan Diseases
169,000	Illumina (a)	4,402
	Leading Tools & Service Provider for Genetic Analysis
75,000	Kinetic Concepts (a)	1,439
	Wound Healing & Tissue Repair
		14,346
	> Pharmaceuticals 1.3%
145,000	Cephalon (a)	11,171
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
309,386	QLT (a)	745
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
		11,916
Health Care: Total		118,618
Consumer Goods & Services 12.1%
	> Other Consumer Services 4.0%
366,000	ITT Educational Services (a)	34,763
	Post-secondary Degree Services
100,000	Weight Watchers International	2,942
	Weight Loss Programs
		37,705
	> Retail 1.7%
540,000	Urban Outfitters (a)	8,089
	Apparel & Home Specialty Retailer
183,000	Abercrombie & Fitch	4,222
	Teen Apparel Retailer
120,000	PetSmart	2,214
	Pet Goods Retailer
480,000	Talbots	1,147
	Women's Specialty Retailer
35,000	Dick's Sporting Goods (a)	494
	Sporting Goods Retailer
		16,166
	> Apparel 1.6%
820,313	True Religion Apparel (a)	10,205
	Premium Denim

Number of Shares		Value (000)
222,200	Coach (a)	$4,615
	Designer & Retailer of Branded Leather Accessories
		14,820
	> Consumer Goods Distribution 1.0%
523,500	Pool	9,407
	Distributor of Swimming Pool Supplies & Equipment
		9,407
	> Furniture & Textiles 1.0%
580,000	Knoll	5,232
	Office Furniture
285,000	Herman Miller	3,713
	Office Furniture
		8,945
	> Other Durable Goods 0.9%
287,900	Cavco Industries (a)	7,741
	Higher End Manufactured Homes
2,078,300	Champion Enterprises (a)	1,164
	Manufactured Homes
		8,905
	> Travel 0.5%
190,000	Vail Resorts (a)	5,054
	Ski Resort Operator & Developer
		5,054
	> Casinos & Gaming 0.4%
455,000	Pinnacle Entertainment (a)	3,494
	Regional Casino Operator
		3,494
	> Nondurables 0.4%
298,000	Jarden (a)	3,427
	Branded Household Products
		3,427
	> Leisure Products 0.3%
180,000	Thor Industries	2,372
	RV & Bus Manufacturer
150,000	Winnebago	905
	Premier Motor Home Maker
		3,277
	> Food & Beverage 0.3%
90,000	Hansen Natural (a)	3,018
	Alternative Beverages
		3,018
Consumer Goods & Services: Total		114,218
Energy & Minerals 5.8%
	> Oil Services 2.8%
658,400	FMC Technologies (a)	15,690
	Oil & Gas Wellhead Manufacturer
430,000	Atwood Oceanics (a)	6,570
	Offshore Drilling Contractor
115,375	Exterran Holdings (a)	2,458
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	757
	Developing New Well Drilling Technologies

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Oil Services—continued
120,000	Tetra Technologies (a)	$583
	U.S.-based Service Company with Life of Field Approach
11,911	Oceaneering International (a)	347
	Provider of Sub-sea Services & Manufactured Products
		26,405
	> Oil & Gas Producers 2.5%
276,800	Southwestern Energy (a)	8,019
	Oil & Gas Producer
925,000	Quicksilver Resources (a)	5,152
	Natural Gas & Coal Seam Gas Producer
315,000	Carrizo Oil & Gas (a)	5,071
	Explores for Natural Gas & Crude Oil
111,200	Equitable Resources	3,731
	Natural Gas Producer & Utility
50,000	Penn Virginia	1,299
	Diversified Energy Producer
		23,272
	> Other Resources 0.5%
218,000	Layne Christensen (a)	5,234
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		5,234
Energy & Minerals: Total		54,911
Other Industries 2.5%
	> Real Estate 1.5%
100,000	Digital Realty Trust	3,285
	Technology-focused Office Buildings
85,000	Corporate Office Properties	2,610
	Office Buildings
222,500	Gaylord Entertainment (a)	2,412
	Convention Hotels
196,000	Extra Space Storage	2,023
	Self Storage Facilities
90,000	American Campus Communities	1,843
	Student Housing
120,000	BioMed Realty Trust	1,406
	Life Science-focused Office Buildings
150,000	Kite Realty Group	834
	Community Shopping Centers
		14,413
	> Transportation 1.0%
524,720	Heartland Express	8,269
	Regional Trucker
180,000	Rush Enterprises, Class A (a)	1,543
	Truck Distribution
		9,812
Other Industries: Total		24,225
Total Equities: 97.1% (Cost: $1,071,141)		917,142

Principal Amount (000)		Value (000)
Short-Term Obligations 2.4%
	> Repurchase Agreement 1.9%
$18,137	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 11/17/15, market value $18,500 (repurchase proceeds $18,137)	$18,137
		18,137
	> Commercial Paper 0.5%
4,400	Toyota Motor Credit 0.55% Due 1/23/09	4,398
		4,398
Total Short-Term Obligations: (Amortized Cost: $22,535)		22,535
Total Investments: 99.5% (Cost: $1,093,676)(d)		939,677
Cash and Other Assets Less Liabilities: 0.5%		4,719
Total Net Assets: 100.0%		$944,396

ADR = American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended December 31, 2008, are as follows:

Affiliate	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$849	$-

  The aggregate cost and value of this company at December 31, 2008, was $5,636 and $849, respectively. Investments in the affiliated company represented 0.1% of total net assets at December 31, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $50, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1, Pfd.	2/11/00	18,181	$2,000	$32
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	37,500	1,500	6
IsoRay - Warrants	3/21/07	100,000	-	5
Medicure - Warrants	12/22/06	738,060	-	4
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	19,329	56	3
			$3,556	$50

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $1,094,207 and net unrealized depreciation was $154,530 consisting of gross unrealized appreciation of $179,802 and gross unrealized depreciation of $334,332.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Europe
> United Kingdom
Capita Group	820,000	855,000
Informa Group	916,090	990,000
Intertek Testing	700,000	745,000
RPS Group	1,470,000	1,950,000
Serco	1,290,000	1,500,000
Standard Chartered	0	216,072
> Switzerland
Synthes	43,000	57,200
> France
Neopost	0	55,000
SES Global	455,000	471,000
> Ireland
United Drug	1,645,000	2,025,000
> Spain
Red Electrica de Espana	80,000	155,000
> Netherlands
QIAGEN	0	350,000
> Sweden
Hexagon	538,000	710,000
> Greece
Intralot	482,000	581,000
Asia
> Japan
Aeon Mall	0	98,000
Ain Pharmaciez	0	67,000
Benesse	0	144,300
Daito Trust Construction	0	55,100
Kamigumi	0	400,000
Kansai Paint	929,000	950,000
Rohto Pharmaceutical	0	397,200
Ryohin Keikaku	0	70,000
Suruga Bank	0	253,000
> South Korea
Woongjin Coway	162,500	245,800
> Hong Kong
Hong Kong Exchanges and Clearing	140,000	225,000
> Singapore
ComfortDelGro	0	1,680,000
Other Countries
> United States
Alexion Pharmaceuticals	0	107,600
Bristow	0	55,000
Oceaneering International	0	9,500

	Number of Shares
	09/30/08	12/31/08
Sales
Europe
> United Kingdom
Intermediate Capital	110,400	0
Smith & Nephew	315,000	0
> Netherlands
Fugro	123,000	0
Vopak	75,000	0
> Switzerland
Kuehne & Nagel	86,000	75,700
Asia
> Japan
Hitachi Construction Machinery	100,000	0
> Singapore
Singapore Exchange	340,000	0
> China
China Mass Media - ADR	130,400	0
China Shipping Development	3,140,000	0
Lenovo Group	11,294,600	0
Mindray	83,600	0
RexCapital Finance	13,478,800	0
Sinotrans	12,800,000	0
Other Countries
> United States
Diamond Offshore	65,000	58,500
Synthesis Energy Systems	297,000	0
> South Africa
Impala Platinum Holdings	114,500	0
> Israel
Israel Chemicals	800,000	400,000
> Canada
Potash Corp. of Saskatchewan	49,400	0
Latin America
> Chile
Sociedad Quimica y Minera de Chile - ADR	166,500	83,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 92.1%
Europe 47.2%
	> United Kingdom 15.2%
1,500,000	Serco	$9,763
	Facilities Management
855,000	Capita Group	9,110
	White Collar, Back Office Outsourcing
745,000	Intertek Testing	8,439
	Testing, Inspection & Certification Services
1,950,000	RPS Group	3,958
	Environmental Consulting & Planning
990,000	Informa Group	3,512
	Global Publisher & Event Organizer
216,072	Standard Chartered	2,762
	UK Bank with Main Operations in Asia
		37,544
	> Germany 5.9%
388,300	Rhoen-Klinikum	9,332
	Health Care Services
110,000	Wincor Nixdorf	5,245
	Retail POS Systems & ATM Machines
		14,577
	> Switzerland 5.7%
57,200	Synthes	7,230
	Products for Orthopedic Surgery
75,700	Kuehne & Nagel	4,908
	Freight Forwarding/Logistics
14,400	Swatch Group	2,012
	Watch & Electronics Manufacturer
		14,150
	> France 5.7%
471,000	SES Global	9,067
	Satellite Broadcasting Services
55,000	Neopost	4,978
	Postage Meter Machines
		14,045
	> Ireland 5.0%
2,025,000	United Drug	6,275
	Irish Pharmaceutical Wholesaler & Outsourcer
190,000	Aryzta (a)	6,085
	Baked Goods
		12,360
	> Spain 3.2%
155,000	Red Electrica de Espana	7,853
	Spanish Power Grid
		7,853
	> Netherlands 2.9%
350,000	QIAGEN (a)	6,116
	Life Science Company; DNA/RNA Purification
152,570	Aalberts Industries	1,090
	Flow Control & Heat Treatment
		7,206
	> Sweden 1.4%
710,000	Hexagon	3,478
	Measurement Equipment & Polymers
		3,478

Number of Shares		Value (000)
	> Denmark 1.2%
37,000	Novozymes	$2,948
	Industrial Enzymes
		2,948
	> Greece 1.0%
581,000	Intralot	2,426
	Lottery & Gaming Systems & Services
		2,426
Europe: Total		116,587
Asia 29.2%
	> Japan 25.1%
15,226	Jupiter Telecommunications	15,868
	Largest Cable Service Provider in Japan
18,500	Nintendo	7,108
	Entertainment Software & Hardware
144,300	Benesse	6,307
	Education Service Provider
397,200	Rohto Pharmaceutical	5,521
	Health & Beauty Products
950,000	Kansai Paint	4,855
	Paint Producer in Japan, India, China & Southeast Asia
400,000	Kamigumi	3,582
	Port Cargo Handling & Logistics
70,000	Ryohin Keikaku	3,318
	Specialty Retail
300	Nippon Building Fund	3,293
	Office REIT
690	Orix JREIT	3,292
	Diversified REIT
55,100	Daito Trust Construction	2,885
	Apartment Builder
253,000	Suruga Bank	2,506
	Regional Bank
98,000	Aeon Mall	1,892
	Suburban Shopping Mall Developer, Owner & Operator
67,000	Ain Pharmaciez	1,483
	Dispensing Pharmacy/Drugstore Operator
		61,910
	> South Korea 2.1%
245,800	Woongjin Coway (a)	5,281
	South Korean Household Appliance Rental Service Provider
		5,281
	> Hong Kong 1.3%
225,000	Hong Kong Exchanges and Clearing	2,157
	Hong Kong Equity & Derivatives Market Operator
7,798,800	NagaCorp	1,080
	Monopoly Casino in Central Cambodia
		3,237
	> Singapore 0.7%
1,680,000	ComfortDelGro	1,700
	Taxi & Mass Transit Service
		1,700
Asia: Total		72,128

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
Other Countries 14.9%
	> United States 10.1%
155,000	Cephalon (a)	$11,941
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
223,000	BioMarin (a)	3,969
	Biotech Focused on Orphan Diseases
107,600	Alexion Pharmaceuticals (a)	3,894
	Biotech Focused on Orphan Diseases
58,500	Diamond Offshore	3,448
	Contract Driller
55,000	Bristow (a)	1,474
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
9,500	Oceaneering International (a)	277
	Provider of Sub-sea Services & Manufactured Products
		25,003
	> South Africa 2.2%
300,000	Naspers	5,453
	Media & Education in Africa & Other Emerging Markets
		5,453
	> Israel 1.1%
400,000	Israel Chemicals	2,797
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		2,797
	> Australia 1.1%
750,000	Sino Gold (a)	2,628
	Gold Mining in The People's Republic of China
		2,628
	> Canada 0.4%
276,133	Pacific Rubiales Energy (a)(b)	485
173,867	Pacific Rubiales Energy (a)	308
138,067	Pacific Rubiales Energy-Warrants (a)(b)	37
	Oil Production & Exploration in Colombia
		830
Other Countries: Total		36,711
Latin America 0.8%
	> Chile 0.8%
83,000	Sociedad Quimica y Minera de Chile - ADR	2,024
	Producer of Specialty Fertilizers, Lithium & Iodine
		2,024
Latin America: Total		2,024
Total Equities: 92.1% (Cost: $273,422)		227,450

Principal Amount (000)		Value (000)
Short-Term Obligations 7.8%
	> Repurchase Agreement 7.3%
$17,971	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15, market value $18,331 (repurchase proceeds $17,971)	$17,971
		17,971
	> Commercial Paper 0.5%
1,200	Toyota Motor Credit 0.55% Due 1/23/09	1,199
		1,199
Total Short-Term Obligations: (Amortized Cost: $19,170)		19,170
Total Investments: 99.9% (Cost: $292,592)(c)(d)		246,620
Cash and Other Assets Less Liabilities: 0.1%		286
Total Net Assets: 100.0%		$246,906

ADR = American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $522, which represented 0.21% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	276,133	$1,109	$485
Pacific Rubiales Energy-Warrants	7/12/07	138,067	236	37
			$1,345	$522

(c)  At December 31, 2008, for federal income tax purposes cost of investments was $295,184 and net unrealized depreciation was $48,564 consisting of gross unrealized appreciation of $18,491 and gross unrealized depreciation of $67,055.

(d)  On December 31, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$61,910	25.1
Euro	58,467	23.7
British Pound	37,544	15.2
U.S. Dollar	25,003	10.1
Swiss Franc	14,150	5.7
Other currencies less than 5% of total net assets	49,546	20.1
	$246,620	99.9

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2008, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Information
CATV	$15,868	6.4
Satellite Broadcasting & Services	9,067	3.7
Consumer Software	7,108	2.9
TV Broadcasting	5,453	2.2
Computer Hardware & Related Equipment	5,245	2.1
Business Information & Marketing Services	3,958	1.6
Publishing	3,513	1.4
Instrumentation	3,478	1.4
Financial Processors	2,157	0.9
	55,847	22.6
> Industrial Goods & Services
Outsourcing Services	18,873	7.7
Other Industrial Services	13,347	5.4
Industrial Materials & Specialty Chemicals	12,624	5.1
Machinery	4,978	2.0
Construction	2,885	1.2
Conglomerates	1,090	0.4
	53,797	21.8
> Health Care
Pharmaceuticals	18,217	7.4
Medical Equipment & Devices	11,124	4.5
Health Care Services	9,332	3.8
Medical Supplies	6,116	2.5
Biotechnology & Drug Delivery	3,969	1.6
	48,758	19.8

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Other Consumer Services	$11,588	4.7
Retail	6,694	2.7
Food & Beverage	6,084	2.5
Nondurables	5,521	2.2
Casinos & Gaming	3,506	1.4
Other Durable Goods	2,011	0.8
	35,404	14.3
> Other Industries
Regulated Utilities	7,853	3.2
Real Estate	6,584	2.7
Transportation	5,283	2.1
	19,720	8.0
> Energy & Minerals
Oil Services	5,198	2.1
Mining	2,628	1.1
Oil & Gas Producers	830	0.3
	8,656	3.5
> Finance
Finance Companies	5,268	2.1
	5,268	2.1
Total Equities:	227,450	92.1
Short-Term Obligations:	19,170	7.8
Total Investments:	246,620	99.9
Cash and Other Assets Less Liabilities:	286	0.1
Net Assets:	$246,906	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/08	12/31/08
Purchases
Consumer Goods & Services
Expedia	3,550,000	3,750,000
Fu Ji Food & Catering Services (China)	12,500,000	17,500,000
Hertz	2,500,000	6,500,000
RexCapital Finance (China)	203,000,000	298,275,000
Information
Amphenol	0	650,000
CardTronics	3,350,000	3,560,000
China Mass Media - ADR (China)	1,158,700	2,350,000
Crown Castle International	0	1,300,000
Sanmina-SCI	45,250,000	50,200,000
VisionChina Media - ADR (China)	2,651,000	3,118,900
WNS - ADR	2,500,000	3,100,000
Industrial Goods & Services
American Commercial Lines	3,000,000	3,803,849
Ametek	0	525,000
Donaldson	0	200,000
Nalco Holding Company	0	1,000,000
Finance
Conseco	9,100,000	14,950,000
Eaton Vance	0	1,560,000
MF Global	3,800,000	6,015,300
Energy & Minerals
Canadian Solar	1,725,000	1,825,000
Tetra Technologies	5,350,000	6,150,000

	Number of Shares
	09/30/08	12/31/08
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,375,000	963,000
Chico's FAS	5,500,000	0
ITT Educational Services	1,900,000	1,250,000
Knoll	1,800,000	900,000
Information
American Tower	2,200,000	1,500,000
Ascent Media	109,194	0
Avid Technology	2,000,000	1,100,000
Globalstar	11,050,000	10,000,000
Tellabs	16,006,200	6,800,000
Industrial Goods & Services
American Reprographics	1,500,000	0
Israel Chemicals (Israel)	1,390,000	0
Finance
Janus Capital Group	3,683,200	0
Energy & Minerals
Diamond Offshore	100,000	0
FMC Technologies	1,200,000	1,000,000
Potash Corp. of Saskatchewan (Canada)	900,000	0
Synthesis Energy Systems	3,025,500	2,800,000
Uranium One (South Africa)	21,500,000	18,050,000
Other Industries
JB Hunt Transport Services	1,750,000	1,400,000

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2008

Number of Shares		Value (000)
		Equities: 97.2%
Consumer Goods & Services 28.6%
	> Other Consumer Services 11.0%
1,250,000	ITT Educational Services (a)	$118,725
	Post-secondary Degree Services
1,500,000	Career Education (a)	26,910
	Post-secondary Education
		145,635
	> Retail 8.0%
3,500,000	Safeway	83,195
	Supermarkets
963,000	Abercrombie & Fitch	22,217
	Teen Apparel Retailer
		105,412
	> Travel 4.8%
6,500,000	Hertz (a)	32,955
	Largest U.S. Rental Car Operator
3,750,000	Expedia (a)	30,900
	Online Travel Services Company
		63,855
	> Apparel 2.5%
1,600,000	Coach (a)	33,232
	Designer & Retailer of Branded Leather Accessories
		33,232
	> Casinos & Gaming 1.0%
298,275,000	RexCapital Finance (China) (a)	7,201
	Chinese Lottery
44,000,000	NagaCorp (Hong Kong)	6,091
	Monopoly Casino in Central Cambodia
		13,292
	> Food & Beverage 0.7%
17,500,000	Fu Ji Food & Catering Services (China)	9,366
	Food Catering Service Provider in China
		9,366
	> Furniture & Textiles 0.6%
900,000	Knoll	8,118
	Office Furniture
		8,118
Consumer Goods & Services: Total		378,910
Information 25.0%
	> Mobile Communications 5.2%
1,500,000	American Tower (a)	43,980
	Communications Towers in USA & Mexico
1,300,000	Crown Castle International (a)	22,854
	Communications Towers
10,000,000	Globalstar (a)(b)	2,000
	Satellite Mobile Voice & Data Carrier
		68,834
	> Internet Related 5.1%
9,500,000	SkillSoft - ADR (a)(b)	67,830
	Web-based Learning Solutions (E-Learning)
		67,830

Number of Shares		Value (000)
	> Business Software 3.6%
9,000,000	Novell (a)	$35,010
	Directory, Operating System & Identity Management Software
1,100,000	Avid Technology (a)	12,001
	Digital Nonlinear Editing Software & Systems
		47,011
	> CATV 2.6%
1,250,000	Discovery Communications (a)	17,700
1,250,000	Discovery Communications, Series C (a)	16,738
	CATV Programming
		34,438
	> Telecommunications Equipment 2.1%
6,800,000	Tellabs (a)	28,016
	Telecommunications Equipment
		28,016
	> Contract Manufacturing 1.8%
50,200,000	Sanmina-SCI (a)(b)	23,594
	Electronic Manufacturing Services
		23,594
	> Advertising 1.5%
3,118,900	VisionChina Media - ADR (China) (a)	17,029
	Advertising on Digital Screens in China's Mass Transit System
2,350,000	China Mass Media - ADR (China) (a)(b)	3,337
	Media Planning Agency in China
		20,366
	> Computer Services 1.5%
3,100,000	WNS - ADR (a)(b)	16,275
	Offshore BPO (Business Process Outsourcing) Services
1,334,442	Hackett Group (a)	3,897
	IT Integration & Best Practice Research
		20,172
	> Computer Hardware & Related Equipment 1.2%
650,000	Amphenol	15,587
	Electronic Connectors
		15,587
	> Financial Processors 0.4%
3,560,000	CardTronics (a)(b)	4,592
	Operates the World's Largest Network of ATMs
		4,592
Information: Total		330,440
Industrial Goods & Services 17.3%
	> Other Industrial Services 6.4%
1,425,000	Expeditors International of Washington	47,410
	International Freight Forwarder
3,803,849	American Commercial Lines (a)(b)	18,639
	Operator/Builder of Inland Barges
1,250,000	Mobile Mini (a)	18,025
	Portable Storage Units Leasing
		84,074

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Outsourcing Services 4.5%
3,000,000	Quanta Services (a)	$59,400
	Electrical & Telecom Construction Services
		59,400
	> Waste Management 3.8%
1,500,000	Waste Management	49,710
	U.S. Garbage Collection & Disposal
		49,710
	> Machinery 1.7%
525,000	Ametek	15,860
	Aerospace/Industrial Instruments
200,000	Donaldson	6,730
	Industrial Air Filtration
		22,590
	> Industrial Materials & Specialty Chemicals 0.9%
1,000,000	Nalco Holding Company	11,540
	Provider of Water Treatment & Process Chemicals & Services
		11,540
Industrial Goods & Services: Total		227,314
Finance 11.1%
	> Insurance 5.9%
14,950,000	Conseco (a)(b)	77,441
	Life, Long-term Care & Medical Supplement Insurance
		77,441
	> Brokerage & Money Management 5.2%
1,560,000	Eaton Vance	32,776
	Specialty Mutual Funds
1,500,000	SEI Investments	23,565
	Mutual Fund Administration & Investment Management
6,015,300	MF Global (a)	12,271
	Futures Broker
		68,612
Finance: Total		146,053
Energy & Minerals 8.9%
	> Oil Services 4.1%
6,150,000	Tetra Technologies (a)(b)	29,889
	U.S.-based Service Company with Life of Field Approach
1,000,000	FMC Technologies (a)	23,830
	Oil & Gas Wellhead Manufacturer
		53,719
	> Mining 2.0%
18,050,000	Uranium One (South Africa) (a)	26,172
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		26,172
	> Alternative Energy 1.4%
1,825,000	Canadian Solar (a)(b)	11,789
	Solar Cell & Module Manufacturer
1,500,000	Real Goods Solar (a)(b)	5,475
	Residential Solar Energy Installer
2,800,000	Synthesis Energy Systems (a)(b)	1,904
	Owner/Operator of Gasification Plants
		19,168

Number of Shares or Principal Amount (000)		Value (000)
	> Oil & Gas Producers 1.4%
8,316,666	Pacific Rubiales Energy (Canada) (a)(c)	$14,606
1,483,334	Pacific Rubiales Energy (Canada) (a)	2,632
2,868,750	Pacific Rubiales Energy-Warrants (Canada) (a)(c)	759
	Oil Production & Exploration in Colombia
		17,997
Energy & Minerals: Total		117,056
Health Care 3.5%
	> Pharmaceuticals 3.5%
600,000	Cephalon (a)	46,224
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
		46,224
Health Care: Total		46,224
Other Industries 2.8%
	> Transportation 2.8%
1,400,000	JB Hunt Transport Services	36,778
	Truck & Intermodal Carrier
		36,778
Other Industries: Total		36,778
Total Equities 97.2% (Cost: $1,879,573)		1,282,775
Short-Term Obligations 2.6%
	> Repurchase Agreement 2.1%
$27,661	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 11/17/15, market value $28,219 (repurchase proceeds $27,661)	27,661
		27,661
	> Commercial Paper 0.5%
6,100	Toyota Motor Credit 0.55% Due 1/23/09	6,098
		6,098
Total Short-Term Obligations: (Amortized Cost: $33,759)		33,759
Total Investments: 99.8% (Cost: $1,913,332)(d)		1,316,534
Cash and Other Assets Less Liabilities: 0.2%		3,266
Total Net Assets: 100.0%		$1,319,800

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the twelve months ended December 31, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/08	Value	Dividend
American Commercial Lines	3,000,000	975,000	171,151	3,803,849	$18,639	$-
Avid Technology*	2,350,000	-	1,250,000	1,100,000	12,001	-
Canadian Solar	2,400,000	650,195	1,225,195	1,825,000	11,789	-
CardTronics	2,308,000	1,252,000	-	3,560,000	4,592	-
China Mass Media - ADR	-	2,365,993	15,993	2,350,000	3,337	-
Conseco	9,700,000	7,050,000	1,800,000	14,950,000	77,441	-
Globalstar	6,866,316	4,733,684	1,600,000	10,000,000	2,000	-
ITT Educational Services*	1,300,000	800,000	850,000	1,250,000	118,725	-
Petro Rubiales Energy (merged into Pacific Rubiales Energy)*	67,212,500	-	67,212,500	-	-	-
Real Goods Solar	-	1,500,000	-	1,500,000	5,475	-
Sanmina-SCI	36,700,000	13,500,000	-	50,200,000	23,594	-
SkillSoft - ADR	9,600,000	-	100,000	9,500,000	67,830	-
Synthesis Energy Systems	-	3,025,500	225,500	2,800,000	1,904	-
Tetra Technologies	5,550,000	800,000	200,000	6,150,000	29,889	-
Universal Technical Institute*	1,500,000	-	1,500,000	-	-	-
WNS-ADR	-	3,100,000	-	3,100,000	16,275	-
Total of Affiliated Transactions	148,486,816	39,752,372	76,150,339	112,088,849	$393,491	$-

*  At December 31, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2008 was $843,611 and $393,491, respectively. Investments in affiliated companies represented 29.8% of total net assets at December 31, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in accordance with procedures established by the board of trustees. At December 31, 2008, these securities amounted to $15,365, which represented 1.16% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07-8/22/07	8,316,666	$37,653	$14,606
Pacific Rubiales Energy-Warrants	7/12/07	2,868,750	4,910	759
			$42,563	$15,365

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $1,929,523 and net unrealized depreciation was $612,989 consisting of gross unrealized appreciation of $233,859 and gross unrealized depreciation of $846,848.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2008

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 99.9%
3,871,558	Columbia Large Cap Enhanced Core Fund, Class Z	$34,225
2,672,351	Columbia Dividend Income Fund, Class Z	27,499
1,183,730	Columbia Acorn Fund, Class Z	20,964
892,365	Columbia Acorn International, Class Z	20,640
1,492,866	Columbia Marsico Growth Fund, Class Z	20,109
960,936	Columbia Acorn Select, Class Z	13,520
Total Stock Funds (Cost: $189,399)		136,957
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$842	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15 market value $863 (repurchase proceeds $842)	842
Total Short-Term Obligation (Cost: $842)		842
Total Investments: 100.5% (Cost: $190,241)(a)		137,799
Cash and Other Assets Less Liabilities: (0.5)%		(726)
Total Net Assets: 100.0%		$137,073

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2008, for federal income tax purposes cost of investments was $192,953 and net unrealized depreciation was $55,154, consisting of gross unrealized appreciation of $425 and gross unrealized depreciation of $55,579.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2008	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$7,846,060	$3,277,431	$1,088,040	$292,592		$1,069,721	$842
Affiliated investments, at cost (See Note 4)	3,600,014	77,796	5,636	—		843,611	189,399
Unaffiliated investments, at value	$7,865,220	$2,742,487	$938,828	$246,620		$923,043	$842
Affiliated investments, at value (See Note 4)	3,039,466	65,565	849	—		393,491	136,957
Cash	— *	1	— *	—	*	— *	—	*
Foreign currency (cost: Columbia Acorn Fund $269; Columbia Acorn International $23,628; Columbia Acorn International Select $157; Columbia Acorn Select $751)	259	22,461	—	158		754	—
Unrealized appreciation on forward foreign currency exchange contracts	—	3,350	—	—		—	—
Receivable for:
Investments sold	13,225	16,078	407	371		15,425	—
Fund shares sold	14,544	7,312	7,766	2,921		21,962	95
Dividends and interest	6,951	2,569	612	250		334	—
Foreign tax reclaims	162	1,535	—	100		—	—
Expense reimbursement due from Advisor	—	—	—	—		—	31
Trustees' Deferred Compensation Investments	2,082	582	159	—		180	—
Other assets	85	27	7	1		14	1
Total Assets	10,941,994	2,861,967	948,628	250,421		1,355,203	137,926
Liabilities:
Payable for:
Investments purchased	6,765	908	611	2,472		4,466	—
Fund shares redeemed	50,830	10,080	2,308	685		28,907	656
Management fee	5,692	1,824	663	179		875	11
Administration fee	379	100	32	8		46	5
12b-1 Service & Distribution fees	1,311	151	62	19		185	51
Reports to shareholders	933	351	130	43		256	45
Deferred Trustees' fees	2,082	582	159	26		180	18
Transfer agent fees	2,514	430	228	33		424	34
Trustees' fees	1	— *	— *	—	*	— *	—	*
Audit fee	39	40	21	22		21	13
Custody fees	72	255	4	15		16	—
Chief compliance officer expenses	31	9	3	1		4	1
Unrealized depreciation on forward foreign currency exchange contracts	—	6,629	—	—		—	—
Other liabilities	131	41	11	12		23	19
Total Liabilities	70,780	21,400	4,232	3,515		35,403	853
Net Assets	$10,871,214	$2,840,567	$944,396	$246,906		$1,319,800	$137,073
Composition of Net Assets:
Paid in capital	$11,532,029	$3,709,180	$1,202,486	$337,562		$2,014,423	$199,226
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(2,116)	57,491	(157)	2,875		(180)	88
Accumulated net realized gain/(loss)	(117,313)	(375,531)	(103,934)	(47,575)		(97,648)	(9,799)
Net unrealized appreciation/ (depreciation) on:
Investments	(541,388)	(547,175)	(153,999)	(45,972)		(596,798)	(52,442)
Foreign currency translations	2	(3,398)	—	16		3	—
Net Assets	$10,871,214	$2,840,567	$944,396	$246,906		$1,319,800	$137,073
Net asset value per share – Class A (a)	$17.22	$23.03	$15.90	$17.99		$13.77	$8.26
(Net assets/shares)	($2,221,100/129,010)	($366,820/15,930)	($136,597/8,593)	($46,522/2,586)		($395,794/28,749)	($41,032/4,970)
Maximum offering price per share – Class A (b)	$18.27	$24.44	$16.87	$19.09		$14.61	$8.76
(Net asset value per share/front- end sales charge)	($17.22/0.9425)	($23.03/0.9425)	($15.90/0.9425)	($17.99/0.9425)		($13.77/0.9425)	($8.26/0.9425)
Net asset value and offering price per share – Class B (a)	$16.21	$22.41	$14.98	$17.16		$13.02	$8.32
(Net assets/shares)	($581,587/35,878)	($39,153/1,747)	($23,633/1,578)	($4,444/259)		($73,152/5,621)	($36,673/4,407)
Net asset value and offering price per share – Class C (a)	$16.09	$22.30	$14.89	$17.08		$12.94	$8.33
(Net assets/shares)	($622,665/38,691)	($62,906/2,821)	($25,899/1,739)	($9,747/571)		($70,962/5,485)	($24,383/2,928)
Net asset value and offering price per share – Class Z (c)	$17.71	$23.13	$16.39	$18.19		$14.07	$8.19
(Net assets/shares)	($7,445,862/420,520)	($2,371,688/102,542)	($758,267/46,266)	($186,193/10,236)		($779,892/55,426)	($34,985/4,274)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2008

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$109,731	$125,946	$8,415	$6,077	$9,551	$—
Dividend income from affiliates (See Note 4)	40,200	3,880	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	4,429
Interest income	12,436	5,448	544	287	1,204	15
Securitites lending income	1,664	1	106	—	20	—
	164,031	135,275	9,065	6,364	10,775	4,444
Foreign taxes withheld	(2,071)	(10,129)	—	(384)	(156)	—
Total Investment Income	161,960	125,146	9,065	5,980	10,619	4,444
Expenses:
Management fee	102,490	35,928	11,321	2,439	19,180	180
Administration fee	6,317	1,850	518	103	942	71
12b-1 Service and Distribution fees:
Class A	8,377	1,377	494	123	2,023	127
Class B	7,081	557	298	65	1,065	419
Class C	9,862	1,164	392	129	1,387	302
Transfer agent fees:
Class A	2,712	777	150	63	767	81
Class B	1,698	172	82	23	316	102
Class C	1,123	185	45	23	198	52
Class Z	4,154	1,457	511	93	691	23
Custody fees	1,009	3,366	59	169	173	—
Trustees' fees	837	256	69	2	129	—
Registration & blue sky fees	148	146	60	63	109	34
Reports to shareholders	2,402	1,011	376	155	688	165
Chief compliance officer expenses (See Note 4)	480	143	39	7	72	6
Other expenses (See Note 5)	961	359	117	72	187	34
Total expenses	149,651	48,748	14,531	3,529	27,927	1,596
Less custody fees paid indirectly	(58)	(2)	(1)	— *	(1)	— *
Less reimbursement of expenses by Investment Advisor	—	—	—	—	—	(298)
Net Expenses	149,593	48,746	14,530	3,529	27,926	1,298
Net Investment Income/(Loss)	12,367	76,400	(5,465)	2,451	(17,307)	3,146
Net Realized and Unrealized Gain/Loss on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	242,848	(276,951)	(102,173)	(47,349)	(71,799)	—
Affiliated investments (See Note 4)	(245,832)	(95,523)	—	—	(15,794)	(10,088)
Foreign currency transactions	(8,728)	(6,391)	—	569	(31)	—
Realized loss due to a trading error (See Note 8)	—	—	—	—	(1,112)	—
Reimbursement of trading loss by Investment Advisor (See Note 8)	—	—	—	—	1,112	—
Distributions from affiliated investment company shares	—	—	—	—	—	1,073
Net realized gain/(loss)	(11,712)	(378,865)	(102,173)	(46,780)	(87,624)	(9,015)
Net change in unrealized appreciation/(depreciation) on:
Unaffiliated investments	(5,424,587)	(2,400,482)	(492,195)	(100,845)	(965,216)	—
Affiliated investments (See Note 4)	(1,918,721)	337	(3,773)	—	(365,076)	(58,979)
Foreign currency translations	(58)	(3,466)	—	(198)	3	—
Foreign capital gains tax	—	521	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	(7,343,366)	(2,403,090)	(495,968)	(101,043)	(1,330,289)	(58,979)
Net realized and unrealized loss	(7,355,078)	(2,781,955)	(598,141)	(147,823)	(1,417,913)	(67,994)
Net Decrease in Net Assets resulting from Operations	$(7,342,711)	$(2,705,555)	$(603,606)	$(145,372)	$(1,435,220)	$(64,848)

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$12,367	$45,731	$76,400	$47,827	$(5,465)	$(2,597)
Net realized gain/(loss) on investments and foreign currency transactions	(11,712)	1,712,094	(378,865)	513,670	(102,173)	134,988
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translations and foreign capital gains tax	(7,343,366)	(335,820)	(2,403,090)	231,935	(495,968)	(78,587)
Net change in unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase/(Decrease) from Operations	(7,342,711)	1,422,005	(2,705,555)	793,432	(603,606)	53,804
Distributions to Shareholders From:
Net investment income – Class A	—	(3,413)	(1,020)	(1,116)	—	—
Net realized gain – Class A	(91,100)	(325,538)	(9,807)	(43,244)	(8,248)	(15,400)
Net investment income – Class B	—	—	— *	— *	—	—
Net realized gain – Class B	(26,893)	(102,379)	(1,332)	(7,707)	(1,748)	(3,468)
Net investment income – Class C	—	—	— *	(2)	—	—
Net realized gain – Class C	(28,315)	(105,787)	(2,146)	(11,335)	(1,740)	(3,257)
Net investment income – Class Z	(6,088)	(48,153)	(23,593)	(35,860)	—	—
Net realized gain – Class Z	(284,695)	(960,719)	(68,973)	(359,596)	(41,787)	(72,632)
Total Distributions to Shareholders	(437,091)	(1,545,989)	(106,871)	(458,860)	(53,523)	(94,757)
Share Transactions:
Subscriptions – Class A	612,669	1,059,415	277,346	364,862	53,928	90,692
Distributions reinvested – Class A	83,711	298,039	9,979	40,913	7,538	13,230
Redemptions – Class A	(1,151,023)	(1,097,778)	(207,715)	(115,689)	(69,749)	(96,876)
Net Increase/(Decrease) – Class A	(454,643)	259,676	79,610	290,086	(8,283)	7,046
Subscriptions – Class B	1,991	14,689	1,704	17,916	71	496
Distributions reinvested – Class B	24,675	93,667	1,209	7,027	1,615	3,174
Redemptions – Class B	(255,304)	(235,941)	(23,974)	(22,565)	(11,765)	(13,338)
Net Increase/(Decrease) – Class B	(228,638)	(127,585)	(21,061)	2,378	(10,079)	(9,668)
Subscriptions – Class C	62,517	110,348	20,234	60,335	3,931	3,126
Distributions reinvested – Class C	22,379	83,502	1,596	8,403	1,523	2,798
Redemptions – Class C	(287,537)	(210,477)	(43,103)	(21,288)	(10,090)	(8,675)
Net Increase/(Decrease) – Class C	(202,641)	(16,627)	(21,273)	47,450	(4,636)	(2,751)
Subscriptions – Class Z	1,526,416	1,935,968	664,727	996,581	213,395	236,636
Distributions reinvested – Class Z	251,789	863,071	64,910	279,036	37,687	65,865
Redemptions – Class Z	(2,162,613)	(1,814,299)	(912,602)	(495,473)	(190,501)	(272,461)
Net Increase/(Decrease) – Class Z	(384,408)	984,740	(182,965)	780,144	60,581	30,040
Net Increase/(Decrease) from Share Transactions	(1,270,330)	1,100,204	(145,689)	1,120,058	37,583	24,667
Redemption Fees	—	—	354	303	—	—
Total Increase/(Decrease) in Net Assets	(9,050,132)	976,220	(2,957,761)	1,454,933	(619,546)	(16,286)
Net Assets:
Beginning of period	19,921,346	18,945,126	5,798,328	4,343,395	1,563,942	1,580,228
End of period	$10,871,214	$19,921,346	$2,840,567	$5,798,328	$944,396	$1,563,942
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(2,116)	$(7,414)	$57,491	$9,909	$(157)	$(222)

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$2,451	$500	$(17,307)	$(13,824)	$3,146	$6,445
Net realized gain/(loss) on investments and foreign currency transactions	(46,780)	28,722	(87,624)	137,328	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	(9,015)	8,935
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translations and foreign capital gains tax	(101,043)	13,014	(1,330,289)	60,654	—	—
Net change in unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	(58,979)	(1,323)
Net Increase/(Decrease) from Operations	(145,372)	42,236	(1,435,220)	184,158	(64,848)	14,057
Distributions to Shareholders From:
Net investment income – Class A	—	(150)	—	—	(1,051)	(2,012)
Net realized gain – Class A	(984)	(2,498)	(25,410)	(25,546)	(337)	(3,166)
Net investment income – Class B	—	—	—	—	(657)	(2,100)
Net realized gain – Class B	(189)	(655)	(4,641)	(4,903)	(371)	(4,129)
Net investment income – Class C	—	—	—	—	(361)	(764)
Net realized gain – Class C	(288)	(682)	(4,551)	(4,795)	(201)	(1,608)
Net investment income – Class Z	(280)	(1,618)	—	—	(1,140)	(1,519)
Net realized gain – Class Z	(3,600)	(10,710)	(39,523)	(33,588)	(301)	(2,094)
Total Distributions to Shareholders	(5,341)	(16,313)	(74,125)	(68,832)	(4,419)	(17,392)
Share Transactions:
Subscriptions – Class A	47,637	26,720	131,376	353,434	21,460	10,451
Distributions reinvested – Class A	901	2,409	23,381	23,371	1,269	4,734
Redemptions – Class A	(21,936)	(7,228)	(377,780)	(257,380)	(14,939)	(19,044)
Net Increase/(Decrease) – Class A	26,602	21,901	(223,023)	119,425	7,790	(3,859)
Subscriptions – Class B	271	2,760	388	3,529	2,089	4,269
Distributions reinvested – Class B	170	583	4,147	4,372	943	5,698
Redemptions – Class B	(3,345)	(2,545)	(41,288)	(36,416)	(14,056)	(13,592)
Net Increase/(Decrease) – Class B	(2,904)	798	(36,753)	(28,515)	(11,024)	(3,625)
Subscriptions – Class C	7,847	5,815	8,177	44,306	17,881	4,372
Distributions reinvested – Class C	248	579	3,639	3,773	510	2,127
Redemptions – Class C	(4,044)	(1,469)	(51,407)	(32,811)	(8,717)	(6,502)
Net Increase/(Decrease) – Class C	4,051	4,925	(39,591)	15,268	9,674	(3)
Subscriptions – Class Z	175,091	70,464	387,091	874,944	23,041	6,608
Distributions reinvested – Class Z	1,768	5,636	29,748	25,110	1,339	3,354
Redemptions – Class Z	(84,177)	(21,559)	(373,486)	(274,110)	(8,008)	(4,141)
Net Increase/(Decrease) – Class Z	92,682	54,541	43,353	625,944	16,372	5,821
Net Increase/(Decrease) from Share Transactions	120,431	82,165	(256,014)	732,122	22,812	(1,666)
Redemption Fees	171	31	—	—	—	—
Total Increase/(Decrease) in Net Assets	(30,111)	108,119	(1,765,359)	847,448	(46,455)	(5,001)
Net Assets:
Beginning of period	277,017	168,898	3,085,159	2,237,711	183,528	188,529
End of period	$246,906	$277,017	$1,319,800	$3,085,159	$137,073	$183,528
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$2,875	$163	$(180)	$(10,038)	$88	$167

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	26,521	34,304	8,030	8,200	2,597	3,109
Shares issued in reinvestment and capital gains – Class A	3,428	10,082	248	931	302	475
Less shares redeemed – Class A	(49,918)	(35,563)	(6,693)	(2,608)	(3,306)	(3,347)
Net Increase/(Decrease) – Class A	(19,969)	8,823	1,585	6,523	(407)	237
Subscriptions – Class B	80	501	44	410	3	18
Shares issued in reinvestment and capital gains – Class B	1,065	3,332	30	164	68	119
Less shares redeemed – Class B	(11,645)	(7,999)	(768)	(523)	(573)	(478)
Net Increase/(Decrease) – Class B	(10,500)	(4,166)	(694)	51	(502)	(341)
Subscriptions – Class C	3,082	3,792	569	1,389	219	113
Shares issued in reinvestment and capital gains – Class C	975	2,987	41	196	65	105
Less shares redeemed – Class C	(13,528)	(7,188)	(1,414)	(487)	(514)	(312)
Net Increase/(Decrease) – Class C	(9,471)	(409)	(804)	1,098	(230)	(94)
Subscriptions – Class Z	63,561	61,171	19,040	22,406	9,874	7,861
Shares issued in reinvestment and capital gains – Class Z	10,170	28,499	1,609	6,321	1,466	2,304
Less shares redeemed – Class Z	(93,561)	(57,473)	(30,912)	(11,085)	(8,493)	(9,118)
Net Increase/(Decrease) – Class Z	(19,830)	32,197	(10,263)	17,642	2,847	1,047
Net Increase/(Decrease) in Shares of Beneficial Interest	(59,770)	36,445	(10,176)	25,314	1,708	849

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	1,986	867	6,192	12,257	1,952	805
Shares issued in reinvestment and capital gains – Class A	30	75	901	810	147	380
Less shares redeemed – Class A	(959)	(230)	(18,425)	(8,919)	(1,454)	(1,469)
Net Increase/(Decrease) – Class A	1,057	712	(11,332)	4,148	645	(284)
Subscriptions – Class B	10	93	16	129	176	328
Shares issued in reinvestment and capital gains – Class B	6	19	168	159	104	456
Less shares redeemed – Class B	(149)	(86)	(2,059)	(1,320)	(1,344)	(1,046)
Net Increase/(Decrease) – Class B	(133)	26	(1,875)	(1,032)	(1,064)	(262)
Subscriptions – Class C	317	194	469	1,601	1,558	338
Shares issued in reinvestment and capital gains – Class C	9	19	148	138	56	170
Less shares redeemed – Class C	(183)	(49)	(2,581)	(1,197)	(861)	(502)
Net Increase/(Decrease) – Class C	143	164	(1,964)	542	753	6
Subscriptions – Class Z	7,667	2,248	17,670	29,644	1,994	511
Shares issued in reinvestment and capital gains – Class Z	58	176	1,123	858	153	271
Less shares redeemed – Class Z	(3,845)	(696)	(18,669)	(9,406)	(783)	(320)
Net Increase/(Decrease) – Class Z	3,880	1,728	124	21,096	1,364	462
Net Increase/(Decrease) in Shares of Beneficial Interest	4,947	2,630	(15,047)	24,754	1,698	(78)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$28.87	$29.02		$27.57		$25.93		$22.20
Income from Investment Operations
Net investment income/(loss) (a)	(0.01)	0.05	(b)	0.05		0.07		(0.05)
Net realized and unrealized gain/(loss)	(10.98)	2.13		3.82		3.20		4.69
Total from Investment Operations	(10.99)	2.18		3.87		3.27		4.64
Less Distributions to Shareholders
From net investment income	—	(0.03)		(0.04)		(0.07)		—
From net realized gains	(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	(0.66)	(2.33)		(2.42)		(1.63)		(0.91)
Net Asset Value, End of Period	$17.22	$28.87		$29.02		$27.57		$25.93
Total Return (c)	(38.72)%	7.39	%(d)(e)	14.13	%(d)	12.76	%(d)	21.05	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.05%	1.02%		1.02%		1.03%		1.20%
Net investment income/(loss) (f)	(0.04)	0.17%		0.17%		0.28%		(0.21)%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.02%
Portfolio turnover rate	21%	20%		22%		16%		20%
Net assets at end of period (000's)	$2,221,100	$4,300,920		$4,067,868		$3,349,461		$2,669,936

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.39	$27.78		$26.61		$25.19		$21.75
Income from Investment Operations
Net investment loss (a)	(0.15)	(0.11	)(b)	(0.13)		(0.11)		(0.22)
Net realized and unrealized gain/(loss)	(10.37)	2.02		3.68		3.09		4.57
Total from Investment Operations	(10.52)	1.91		3.55		2.98		4.35
Less Distributions to Shareholders
From net realized gains	(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Net Asset Value, End of Period	$16.21	$27.39		$27.78		$26.61		$25.19
Total Return (c)	(39.11)%	6.76	%(d)(e)	13.43	%(d)	11.98	%(d)	20.15	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.65%	1.59%		1.66%		1.72%		1.95%
Net investment loss (f)	(0.64)%	(0.39)%		(0.48)%		(0.42)%		(0.96)%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.02%
Portfolio turnover rate	21%	20%		22%		16%		20%
Net assets at end of period (000's)	$581,587	$1,270,292		$1,404,165		$1,422,580		$1,399,135

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.25	$27.70		$26.58		$25.18		$21.75
Income from Investment Operations
Net investment loss (a)	(0.19)	(0.18	)(b)	(0.17)		(0.13)		(0.22)
Net realized and unrealized gain/(loss)	(10.31)	2.03		3.67		3.09		4.56
Total from Investment Operations	(10.50)	1.85		3.50		2.96		4.34
Less Distributions to Shareholders
From net realized gains	(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Total Distributions to Shareholders	(0.66)	(2.30)		(2.38)		(1.56)		(0.91)
Net Asset Value, End of Period	$16.09	$27.25		$27.70		$26.58		$25.18
Total Return (c)	(39.23)%	6.56	%(d)(e)	13.25	%(d)	11.90	%(d)	20.11	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.83%	1.79%		1.80%		1.82%		1.95%
Net investment loss (f)	(0.82)%	(0.60)%		(0.61)%		(0.51)%		(0.96)%
Waiver/Reimbursement	—	0.00	%(g)	0.02%		0.02%		0.02%
Portfolio turnover rate	21%	20%		22%		16%		20%
Net assets at end of period (000's)	$622,665	$1,312,243		$1,345,520		$1,220,339		$1,083,006

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$43.42	$40.07		$33.20		$28.75		$22.45
Income from Investment Operations
Net investment income (a)	0.47	0.27		0.23		0.22		0.14
Net realized and unrealized gain/(loss)	(20.20)	6.52		10.87		5.84		6.31
Total from Investment Operations	(19.73)	6.79		11.10		6.06		6.45
Less Distributions to Shareholders
From net investment income	(0.06)	(0.08)		(0.32)		(0.53)		(0.15)
From net realized gains	(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.66)	(3.44)		(4.23)		(1.61)		(0.15)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$23.03	$43.42		$40.07		$33.20		$28.75
Total Return (c)	(46.09)%	16.90	%(d)	34.16	%(d)	21.42	%(d)	28.91	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.31%	1.23%		1.24%		1.30%		1.48%
Net investment income (e)	1.36%	0.60%		0.61%		0.72%		0.61%
Waiver/Reimbursement	—	0.00	%(f)	0.01%		0.02%		0.02%
Portfolio turnover rate	38%	28%		31%		27%		40%
Net assets at end of period (000's)	$366,820	$622,901		$313,401		$142,204		$70,582

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$42.46	$39.39		$32.71		$28.18		$22.07
Income from Investment Operations
Net investment income/(loss) (a)	0.27	0.04		(0.00	)(b)	0.02		(0.04)
Net realized and unrealized gain/(loss)	(19.72)	6.39		10.66		5.73		6.19
Total from Investment Operations	(19.45)	6.43		10.66		5.75		6.15
Less Distributions to Shareholders
From net investment income	—	(0.00	)(b)	(0.07)		(0.14)		(0.04)
From net realized gains	(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.60)	(3.36)		(3.98)		(1.22)		(0.04)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$22.41	$42.46		$39.39		$32.71		$28.18
Total Return (c)	(46.41)%	16.25	%(d)	33.26	%(d)	20.57	%(d)	27.91	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.90%	1.81%		1.89%		2.01%		2.27%
Net investment income/(loss) (e)	0.77%	0.08%		(0.01)%		0.08%		(0.18)%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.02%
Portfolio turnover rate	38%	28%		31%		27%		40%
Net assets at end of period (000's)	$39,153	$103,631		$94,165		$73,572		$54,752

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$42.32	$39.35		$32.68		$28.19		$22.06
Income from Investment Operations
Net investment income/(loss) (a)	0.21	(0.06)		(0.05)		(0.00	)(b)	(0.03)
Net realized and unrealized gain/(loss)	(19.63)	6.39		10.66		5.71		6.20
Total from Investment Operations	(19.42)	6.33		10.61		5.71		6.17
Less Distributions to Shareholders
From net investment income	—	(0.00	)(b)	(0.03)		(0.14)		(0.04)
From net realized gains	(0.60)	(3.36)		(3.91)		(1.08)		—
Total Distributions to Shareholders	(0.60)	(3.36)		(3.94)		(1.22)		(0.04)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$22.30	$42.32		$39.35		$32.68		$28.19
Total Return (c)	(46.50)%	16.01	%(d)	33.14	%(d)	20.45	%(d)	28.01	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.08%	1.99%		2.01%		2.09%		2.24%
Net investment income/(loss) (e)	0.60%	(0.14)%		(0.14)%		(0.01)%		(0.15)%
Waiver/Reimbursement	—	0.00	%(f)	0.01%		0.02%		0.02%
Portfolio turnover rate	38%	28%		31%		27%		40%
Net assets at end of period (000's)	$62,906	$153,416		$99,425		$47,325		$30,547

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.23	$28.02		$26.52		$24.77		$20.74
Income from Investment Operations
Net investment loss (a)	(0.14)	(0.09	)(b)	(0.10)		(0.01)		(0.24)
Net realized and unrealized gain/(loss)	(10.23)	1.01		2.21		3.13		4.41
Total from Investment Operations	(10.37)	0.92		2.11		3.12		4.17
Less Distributions to Shareholders
From net realized gains	(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Net Asset Value, End of Period	$15.90	$27.23		$28.02		$26.52		$24.77
Total Return (c)	(39.38)%	3.18	%(d)(e)	7.95	%(d)	12.68	%(d)	20.12	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.29%	1.25%		1.26%		1.31%		1.51%
Net investment loss (f)	(0.60)%	(0.29)%		(0.35)%		(0.02)%		(1.08)%
Waiver/Reimbursement	—	0.00	%(g)	0.01%		0.01%		0.02%
Portfolio turnover rate	23%	21%		13%		13%		18%
Net assets at end of period (000's)	$136,597	$245,085		$245,552		$168,922		$112,509

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$25.87	$26.87		$25.61		$24.14		$20.36
Income from Investment Operations
Net investment loss (a)	(0.27)	(0.25	)(b)	(0.27)		(0.18)		(0.39)
Net realized and unrealized gain/(loss)	(9.66)	0.96		2.14		3.02		4.31
Total from Investment Operations	(9.93)	0.71		1.87		2.84		3.92
Less Distributions to Shareholders
From net realized gains	(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Net Asset Value, End of Period	$14.98	$25.87		$26.87		$25.61		$24.14
Total Return (c)	(39.75)%	2.53	%(d)(e)	7.29	%(d)	11.84	%(d)	19.26	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.92%	1.85%		1.93%		2.00%		2.23%
Net investment loss (f)	(1.24)%	(0.87)%		(1.01)%		(0.72)%		(1.80)%
Waiver/Reimbursement	—	0.01%		0.02%		0.01%		0.02%
Portfolio turnover rate	23%	21%		13%		13%		18%
Net assets at end of period (000's)	$23,633	$53,820		$65,040		$73,168		$72,643

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$25.77	$26.81		$25.59		$24.14		$20.36
Income from Investment Operations
Net investment loss (a)	(0.30)	(0.30	)(b)	(0.30)		(0.20)		(0.39)
Net realized and unrealized gain/(loss)	(9.62)	0.97		2.13		3.02		4.31
Total from Investment Operations	(9.92)	0.67		1.83		2.82		3.92
Less Distributions to Shareholders
From net realized gains	(0.96)	(1.71)		(0.61)		(1.37)		(0.14)
Net Asset Value, End of Period	$14.89	$25.77		$26.81		$25.59		$24.14
Total Return (c)	(39.87)%	2.39	%(d)(e)	7.14	%(d)	11.76	%(d)	19.26	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.08%	2.03%		2.05%		2.10%		2.23%
Net investment loss (f)	(1.39)%	(1.07)%		(1.14)%		(0.81)%		(1.80)%
Waiver/Reimbursement	—	0.00	%(g)	0.01%		0.01%		0.02%
Portfolio turnover rate	23%	21%		13%		13%		18%
Net assets at end of period (000's)	$25,899	$50,743		$55,306		$42,844		$39,643

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$31.74	$27.68		$20.36		$17.85		$14.45
Income from Investment Operations
Net investment income/(loss) (a)	0.20	0.04	(b)	0.03		0.06		(0.00	)(c)
Net realized and unrealized gain/(loss)	(13.41)	5.91		7.29		2.69		3.43
Total from Investment Operations	(13.21)	5.95		7.32		2.75		3.43
Less Distributions to Shareholders
From net investment income	—	(0.12)		—		(0.24)		(0.03)
From net realized gains	(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	(0.54)	(1.89)		—		(0.24)		(0.03)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$17.99	$31.74		$27.68		$20.36		$17.85
Total Return (d)	(42.30)%	21.50	%(e)	35.97	%(e)	15.60	%(e)	23.76	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.54%	1.49%		1.58%		1.70%		1.75%
Net investment income/(loss) (f)	0.78%	0.11%		0.11%		0.34%		(0.03)%
Waiver/Reimbursement	—	0.00	%(g)	0.02%		0.10%		0.37%
Portfolio turnover rate	68%	57%		47%		39%		73%
Net assets at end of period (000's)	$46,522	$48,538		$22,599		$10,219		$4,357

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$30.50	$26.73		$19.80		$17.36		$14.12
Income from Investment Operations
Net investment income/(loss) (a)	0.04	(0.13	)(b)	(0.12)		(0.03)		(0.10)
Net realized and unrealized gain/(loss)	(12.84)	5.67		7.05		2.61		3.34
Total from Investment Operations	(12.80)	5.54		6.93		2.58		3.24
Less Distributions to Shareholders
From net investment income	—	—		—		(0.14)		—
From net realized gains	(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	(0.54)	(1.77)		—		(0.14)		—
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$17.16	$30.50		$26.73		$19.80		$17.36
Total Return (d)	(42.68)%	20.69	%(e)	35.00	%(e)	14.97	%(e)	22.95	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.17%	2.10%		2.25%		2.30%		2.38%
Net investment income/(loss) (f)	0.16%	(0.45)%		(0.53)%		(0.16)%		(0.66)%
Waiver/Reimbursement	—	0.01%		0.04%		0.28%		0.58%
Portfolio turnover rate	68%	57%		47%		39%		73%
Net assets at end of period (000's)	$4,444	$11,941		$9,787		$6,594		$5,097

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$30.42	$26.70		$19.80		$17.38		$14.14
Income from Investment Operations
Net investment income/(loss) (a)	0.00 (b)	(0.20	)(c)	(0.15)		(0.05)		(0.11)
Net realized and unrealized gain/(loss)	(12.80)	5.69		7.05		2.60		3.35
Total from Investment Operations	(12.80)	5.49		6.90		2.55		3.24
Less Distributions to Shareholders
From net investment income	—	—		—		(0.13)		—
From net realized gains	(0.54)	(1.77)		—		—		—
Total Distributions to Shareholders	(0.54)	(1.77)		—		(0.13)		—
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$17.08	$30.42		$26.70		$19.80		$17.38
Total Return (d)	(42.79)%	20.53	%(e)	34.85	%(e)	14.77	%(e)	22.91	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.34%	2.29%		2.38%		2.45%		2.45%
Net investment income/(loss) (f)	0.01%	(0.68)%		(0.67)%		(0.30)%		(0.73)%
Waiver/Reimbursement	—	0.01%		0.02%		0.17%		0.35%
Portfolio turnover rate	68%	57%		47%		39%		73%
Net assets at end of period (000's)	$9,747	$13,023		$7,060		$4,083		$2,543

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.89		$26.18		$22.47		$20.83		$18.01
Income from Investment Operations
Net investment loss (a)	(0.18)		(0.15)		(0.13)		(0.09)		(0.16)
Net realized and unrealized gain/(loss)	(13.25)		2.50		4.45		2.32		3.42
Total from Investment Operations	(13.43)		2.35		4.32		2.23		3.26
Less Distributions to Shareholders
From net investment income	—		—		(0.02)		—		—
From net realized gains	(0.69)		(0.64)		(0.59)		(0.59)		(0.44)
Total Distributions to Shareholders	(0.69)		(0.64)		(0.61)		(0.59)		(0.44)
Net Asset Value, End of Period	$13.77		$27.89		$26.18		$22.47		$20.83
Total Return (b)	(49.31	)%(c)	8.92	%(d)	19.32	%(d)	10.78	%(d)	18.16	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.24%		1.19%		1.24%		1.26%		1.47%
Net investment loss (e)	(0.80)%		(0.52)%		(0.54)%		(0.42)%		(0.86)%
Waiver/Reimbursement	—		0.00	%(f)	0.03%		0.03%		0.02%
Portfolio turnover rate	28%		14%		21%		19%		34%
Net assets at end of period (000's)	$395,794		$1,117,941		$940,857		$744,178		$515,842

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$26.57		$25.13		$21.71		$20.23		$17.64
Income from Investment Operations
Net investment loss (a)	(0.31)		(0.31)		(0.28)		(0.23)		(0.31)
Net realized and unrealized gain/(loss)	(12.55)		2.39		4.29		2.24		3.34
Total from Investment Operations	(12.86)		2.08		4.01		2.01		3.03
Less Distributions to Shareholders
From net realized gains	(0.69)		(0.64)		(0.59)		(0.53)		(0.44)
Net Asset Value, End of Period	$13.02		$26.57		$25.13		$21.71		$20.23
Total Return (b)	(49.62	)%(c)	8.22	%(d)	18.54	%(d)	10.01	%(d)	17.24	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.87%		1.79%		1.91%		1.99%		2.26%
Net investment loss (e)	(1.43)%		(1.12)%		(1.21)%		(1.15)%		(1.65)%
Waiver/Reimbursement	—		0.01%		0.03%		0.03%		0.02%
Portfolio turnover rate	28%		14%		21%		19%		34%
Net assets at end of period (000's)	$73,152		$199,182		$214,260		$206,441		$185,545

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$26.46		$25.07		$21.69		$20.23		$17.64
Income from Investment Operations
Net investment loss (a)	(0.34)		(0.36)		(0.31)		(0.25)		(0.30)
Net realized and unrealized gain/(loss)	(12.49)		2.39		4.28		2.24		3.33
Total from Investment Operations	(12.83)		2.03		3.97		1.99		3.03
Less Distributions to Shareholders
From net realized gains	(0.69)		(0.64)		(0.59)		(0.53)		(0.44)
Net Asset Value, End of Period	$12.94		$26.46		$25.07		$21.69		$20.23
Total Return (b)	(49.71	)%(c)	8.04	%(d)	18.37	%(d)	9.91	%(d)	17.24	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.04%		1.98%		2.04%		2.08%		2.25%
Net investment loss (e)	(1.60)%		(1.31)%		(1.34)%		(1.24)%		(1.64)%
Waiver/Reimbursement	—		0.00	%(f)	0.03%		0.03%		0.02%
Portfolio turnover rate	28%		14%		21%		19%		34%
Net assets at end of period (000's)	$70,962		$197,100		$173,152		$149,160		$110,435

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.31	$12.59	$12.49	$13.11	$12.30
Income from Investment Operations
Net investment income (a)	0.22	0.49	0.45	0.39	0.28
Net realized and unrealized gain/(loss)	(3.98)	0.53	0.84	0.29	0.81
Total from Investment Operations	(3.76)	1.02	1.29	0.68	1.09
Less Distributions to Shareholders
From net investment income	(0.22)	(0.51)	(0.47)	(0.39)	(0.25)
From net realized gains	(0.07)	(0.79)	(0.72)	(0.91)	(0.03)
Total Distributions to Shareholders	(0.29)	(1.30)	(1.19)	(1.30)	(0.28)
Net Asset Value, End of Period	$8.26	$12.31	$12.59	$12.49	$13.11
Total Return (b)(c)	(30.67)%	8.19%	10.56%	5.25%	8.92%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (e)	1.99%	3.75%	3.53%	2.97%	2.23%
Waiver/Reimbursement	0.18%	0.18%	0.20%	0.15%	0.33%
Portfolio turnover rate	130%	128%	66%	96%	67%
Net assets at end of period (000's)	$41,032	$53,246	$58,013	$71,034	$77,092

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.38	$12.62	$12.51	$13.14	$12.32
Income from Investment Operations
Net investment income (a)	0.16	0.42	0.38	0.31	0.19
Net realized and unrealized gain/(loss)	(4.00)	0.54	0.84	0.28	0.83
Total from Investment Operations	(3.84)	0.96	1.22	0.59	1.02
Less Distributions to Shareholders
From net investment income	(0.15)	(0.41)	(0.39)	(0.31)	(0.17)
From net realized gains	(0.07)	(0.79)	(0.72)	(0.91)	(0.03)
Total Distributions to Shareholders	(0.22)	(1.20)	(1.11)	(1.22)	(0.20)
Net Asset Value, End of Period	$8.32	$12.38	$12.62	$12.51	$13.14
Total Return (b)(c)	(31.10)%	7.71%	9.91%	4.56%	8.27%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.00%	1.00%	1.06%	1.10%	1.18%
Net investment income (e)	1.45%	3.25%	2.99%	2.39%	1.55%
Waiver/Reimbursement	0.20%	0.19%	0.23%	0.19%	0.29%
Portfolio turnover rate	130%	128%	66%	96%	67%
Net assets at end of period (000's)	$36,673	$67,709	$72,367	$78,444	$78,040

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.37	$12.62	$12.51	$13.13	$12.32
Income from Investment Operations
Net investment income (a)	0.13	0.39	0.36	0.29	0.19
Net realized and unrealized gain/(loss)	(3.97)	0.53	0.84	0.29	0.81
Total from Investment Operations	(3.84)	0.92	1.20	0.58	1.00
Less Distributions to Shareholders
From net investment income	(0.13)	(0.38)	(0.37)	(0.29)	(0.16)
From net realized gains	(0.07)	(0.79)	(0.72)	(0.91)	(0.03)
Total Distributions to Shareholders	(0.20)	(1.17)	(1.09)	(1.20)	(0.19)
Net Asset Value, End of Period	$8.33	$12.37	$12.62	$12.51	$13.13
Total Return (b)(c)	(31.20)%	7.36%	9.72%	4.49%	8.13%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (e)	1.23%	3.02%	2.81%	2.21%	1.48%
Waiver/Reimbursement	0.20%	0.19%	0.23%	0.19%	0.26%
Portfolio turnover rate	130%	128%	66%	96%	67%
Net assets at end of period (000's)	$24,383	$26,908	$27,375	$28,316	$31,161

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the S&P 500 Index in relation to predetermined ranges set by the Advisor. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class Z shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes and have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAV's are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2008, in valuing each Fund's assets:

	Columbia Acorn Fund		Columbia Acorn International
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments*
(in thousands)
Level 1 – Quoted Prices	$10,034,600	$—	$264,817	$—
Level 2 – Other Significant Observable Inputs	869,660	—	2,542,923	(3,279)
Level 3 – Significant Unobservable Inputs	426	—	312	—
Total	$10,904,686	$—	$2,808,052	$(3,279)
	Columbia Acorn USA		Columbia Acorn International Select
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$917,092	$—	$27,336	$—
Level 2 – Other Significant Observable Inputs	22,544	—	219,284	—
Level 3 – Significant Unobservable Inputs	41	—	—	—
Total	$939,677	$—	$246,620	$—
	Columbia Acorn Select		Columbia Thermostat Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$1,244,751	$—-	$136,957	$—
Level 2 – Other Significant Observable Inputs	71,783	—	842	—
Level 3 – Significant Unobservable Inputs	—	—	—	—
Total	$1,316,534	$—	$137,799	$—

* Other financial instruments consist of forward foreign currency exchange contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the year ended December 31, 2008, in which significant unobservable inputs (Level 3) were used in determining value:

	Columbia Acorn Fund		Columbia Acorn USA
	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Balance as of December 31, 2007	$1,427	$—	$178	$—
Accretion of Discounts/Amortization of Premiums	—	—	—	—
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Depreciation	(1,001)	—	(137)	—
Net Purchases (Sales)	—	—	—	—
Transfers In/or Out of Level 3	—	—	—	—
Balance as of December 31, 2008	$426	$—	$41	$—

	Columbia Acorn International
	Investments in Securities	Other Financial Instruments
(in thousands)
Balance as of December 31, 2007	$0	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation	4	—
Net Purchases (Sales)	—	—
Transfers In/or Out of Level 3	308	—
Balance as of December 31, 2008	$312	$—

Columbia Acorn Family of Funds

Notes to Financial Statements, (continued)

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency, if any, contracts are disclosed in the Notes to the Statement of Investments. As forward foreign currency contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133, ("SFAS 161") was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund has elected to invest the collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds began lending securities in the third quarter of 2008. Due to the turmoil in the financial markets, the Funds suspended securities lending activities on September 17, 2008. No new loans were made after that date and notice was given to the Funds' lending agent to recall the securities on loan. Resumption of securities lending may be reconsidered as market conditions improve. The net lending income earned in 2008 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gains/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Columbia Acorn Family of Funds

Notes to Financial Statements, (continued)

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, tax equalization, net operating losses, foreign currency transactions, passive foreign investment company ("PFIC") adjustments and foreign capital gains tax adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
(in thousands)
Columbia Acorn Fund	$(981)	$(36,312)	$37,293
Columbia Acorn International	(4,205)	4,205	—
Columbia Acorn USA	5,530	9	(5,539)
Columbia Acorn International Select	542	(542)	—
Columbia Acorn Select	27,165	(9,698)	(17,467)
Columbia Thermostat Fund	(16)	16	—

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2008, and December 31, 2007, was as follows:

December 31, 2008	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$24,585	$412,506
Columbia Acorn International	32,574	74,297
Columbia Acorn USA	9	53,514
Columbia Acorn International Select	601	4,740
Columbia Acorn Select	—	74,125
Columbia Thermostat Fund	3,595	824
December 31, 2007	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$154,770	$1,391,219
Columbia Acorn International	59,527	399,333
Columbia Acorn USA	—	94,757
Columbia Acorn International Select	1,768	14,545
Columbia Acorn Select	9,164	59,668
Columbia Thermostat Fund	12,086	5,306

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
(in thousands)
Columbia Acorn Fund	$—	$—	$(571,303)
Columbia Acorn International	60,052	—	(559,936)
Columbia Acorn USA	—	—	(154,530)
Columbia Acorn International Select	3,462	—	(48,564)
Columbia Acorn Select	—	—	(612,989)
Columbia Thermostat Fund	106	—	(55,154)

*The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009		2010		2011	2012- 2015	2016	Total
(in thousands)
Columbia Acorn Fund	$—		$—		$—	$—	$—	$—
Columbia Acorn International	—		—		—	—	135,487	135,487
Columbia Acorn USA	1,012	*	506	*	—	—	76,008	77,526
Columbia Acorn International Select	—		—		—	—	30,442	30,442
Columbia Acorn Select	—		—		—	—	12,271	12,271
Columbia Thermostat Fund	—		—		—	—	5,193	5,193

*Of these carryforwards, $1,518 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses attributed to security transactions were deferred to January 1, 2009.

(in thousands)
Columbia Acorn Fund	$87,398
Columbia Acorn International	232,485
Columbia Acorn USA	25,877
Columbia Acorn International Select	15,114
Columbia Acorn Select	69,185
Columbia Thermostat Fund	1,894

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under the Funds' investments advisory agreement, management fees were accrued daily based on each Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the year ended December 31, 2008, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.80%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2009. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Thermostat Fund for the year ended December 31, 2008, were $298,018.

Columbia Acorn Family of Funds

Notes to Financial Statements, (continued)

Effective August 1, 2008, CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

Prior to August 1, 2008, CWAM provided administrative services and received an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion and over	0.030%

For the year ended December 31, 2008, each Fund's effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter.

For the year ended December 31, 2008, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund have been advised that CMDI retained $463,767 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $24,229, $1,530,009 and $131,473, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMDI receives no compensation with respect to Class Z shares.

Columbia Management Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, each Fund pays the Transfer Agent a monthly fee at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2008, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 35, 45, 53 and 62, respectively.

During the year ended December 31, 2008, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$17,984	$35,283
Columbia Acorn International	16,495	1,728
Columbia Acorn USA	—	704
Columbia Acorn International Select	250	2,561
Columbia Acorn Select	20,424	17,984

5.  Borrowing Arrangements

The Trust participated in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2008. The Trust enters into this line of credit for one year durations. The Trust has already secured the line of credit for the entire year of 2009.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2008, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$3,312,198
Proceeds from sales	4,143,963

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,684,502
Proceeds from sales	1,715,653

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$294,811
Proceeds from sales	327,976

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$288,436
Proceeds from sales	164,298

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$666,501
Proceeds from sales	894,998

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$251,219
Proceeds from sales	233,308

7.  Redemption Fees

For the year ended December 31, 2008, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $354,046 and $171,218, respectively, and are accounted for as additions to paid in capital.

8.  Other

For the year ended December 31, 2008, there was a trading error in the Columbia Acorn Select Fund. The Fund purchased shares of MF Global that exceeded the 5% limit on securities related businesses imposed by the Investment Company Act of 1940. The sale of the excess shares purchased resulted in a loss of $1,111,766 to the Fund. The Fund was reimbursed by CWAM for the full amount of the loss.

9.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia

Columbia Acorn Family of Funds

Notes to Financial Statements, (continued)

Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2009

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (unaudited) — Class A, B, C and Z shares

Columbia Acorn Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008 $113,609, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Acorn International

Foreign taxes paid during the fiscal year ended December 31, 2008 of $10,129 ($0.08 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $129,826 ($1.06 per share) for the fiscal year ended December 31, 2008.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2008 of $384 ($0.03 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,665 ($0.41 per share) for the fiscal year ended December 31, 2008.

42.86% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

The Fund hereby designates as a capital gain dividend with respect to the prior taxable year ended December 31, 2007 $20,250, or, if subsequently determined to be different, the net capital gain of such year.

Columbia Thermostat Fund

46.71% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

For non-corporate shareholders 50.13%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period January 1, 2008 to December 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Excerpt from:

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Acorn Funds generally have achieved good to outstanding performance over the past five years. Acorn Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international Acorn Funds have relatively weaker relative long term records than do the domestic funds. All the Acorn Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund and Acorn International are the most competitive, while Acorn Select is the least competitive in the assessments prepared by both Morningstar and Lipper.

3.  Administrative Fees. The Acorn Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the Acorn Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. But, the Acorn Funds' fee schedule provides no breakpoints above $16 billion, though economies of scale exist above that asset level.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. The Board has recently imposed additional breakpoints for some of the Acorn Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Acorn Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Consider the addition to breakpoints to the Acorn Funds' administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the Acorn Funds' management fee levels in relation to their peers, in particular the fees paid by Acorn Select.

3.  Monitor Acorn Select to ensure that its long term performance is sustained.

Robert P. Scales

Senior Vice President,

Chief Legal Officer

and General Counsel

May 27, 2008

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May and June 2008 and reported its recommendations to the full board of trustees. On June 11, 2008, the board of trustees unanimously approved continuation through July 31, 2009 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement"), as amended to reflect the recommendation of the Committee that effective August 1, 2008, the Trust shall pay CWAM for its services under the agreement a fee accrued daily and paid monthly at the following annual rates, as a percentage of the Trust's aggregate average daily net assets: 0.05% on the first $8 billion; 0.04% on $8 – 16 billion; 0.03% on $16 – 35 billion; 0.025% on $35 – 45 billion; and 0.015% on assets over $45 billion.

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the investment performance committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The trustees discussed how each of the domestic Funds had outperformed its peers and primary benchmark for the five year period, according to Morningstar, noting that Lipper's rankings of the Funds were somewhat lower than Morningstar's. Columbia Acorn Select had a particularly difficult performance year during 2007, which the trustees acknowledged. Focusing on Columbia Thermostat Fund, the trustees noted the Fund had just completed five years of performance and was ranked best among its peers by Morningstar (but ranked lower by Lipper as a result of Lipper's classification of the Fund). The trustees also reviewed the performance of the international Funds, discussing how both had fallen in relative performance from the prior year, but that each continued to beat its benchmark over the five year period. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Columbia Acorn Select were higher than the median advisory fee rates of its peer group. The trustees also considered the advisory fees of the Funds relative to those of the series of Wanger Advisors Trust ("Wanger"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Wanger funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment advisor and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal

Board Approval of the Advisory Agreement, continued

risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition.

In connection with their consideration of the Administration Agreement, and as recommended by the Committee and the Trust's Senior Officer, the Independent Trustees negotiated additional breakpoints in the fee schedule for administrative services that will reduce the fee for those services if the aggregate net assets of the Funds exceed $35 billion.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisors for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which is relatively modest in size, includes breakpoints in the rate of fees at various asset levels. The trustees discussed extensively the appropriateness of the recommendation of the Committee regarding the addition of further breakpoints to the fee schedule under the Administration Agreement. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund, with the administration fee schedule changes recommended by the Contract Committee, was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided, and that Columbia Management Distributors, Inc. ("CMD"), the Funds' distributor, received Rule 12b-1 fees, most of which CMD paid to broker-dealers. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM, and determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement (as amended to reflect a new administration fee schedule), was in the best interest of each Fund. On June 11, 2008, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as so amended, through July 31, 2009.

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 43, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, J.P. Morgan Chase & Co. (broker/dealer) 1991-2007.	10	Wanger Advisors Trust

Michelle L. Collins, 48, Trustee	2008	President, Cambium LLC, since 2007; Advisory Board Member, Svoboda Capital Partners LLC, since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Wanger Advisors Trust; Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 60, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor) 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Wanger Advisors Trust

Margaret Eisen, 55, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), since 2003; Managing Director, CFA Institute, 2005-2008;	10	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals).

Jerome Kahn, Jr., 74, Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Wanger Advisors Trust

Steven N. Kaplan, 49, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Wanger Advisors Trust; Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 73, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Wanger Advisors Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 72, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust: (continued)

Robert E. Nason, 72, Trustee and Chairman of the Board	1998	Consultant and private investor, since 1998; prior thereto, Chief Executive Officer, executive partner, and member of the Executive Committee, Grant Thornton, LLP (public accounting firm).	10	Wanger Advisors Trust

James A. Star, 47, Trustee	2006	President, Longview Asset Management LLC (investment advisor), since 2003.	10	Wanger Advisors Trust; Traush Industries (privately-owned manufacturer of refrigeration parts and products).

John A. Wing, 73, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm), Chief Executive Officer, Market Liquidity Network, LLC, and Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology.	10	Wanger Advisors Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 55, Trustee and President(1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; portfolio manager, CWAM or its predecessors, since 1995.	10	Wanger Advisors Trust

Ralph Wanger, 74, Trustee(2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 42, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Michael G. Clarke, 39, Assistant Treasurer	2004	Treasurer of certain Columbia Funds since June 2008; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004 – December 2005; Vice President of Fund Administration, Columbia Management Advisors, LLC, June 2002 – September 2004.	10	None

Jeffrey Coleman, 39, Assistant Treasurer	2006	Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004 – January 2006; Vice President, CDC IXIS Asset Management Services, Inc., August 2000 – September 2004.	10	None

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

J. Kevin Connaughton, 44, Assistant Treasurer	2001	President of certain Columbia Funds since January 2009; Treasurer and Chief Financial Officer, the Columbia Funds, since December 2000; Managing Director, Columbia Management Advisors, LLC, since April 2003; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Treasurer, the Galaxy Funds, September 2002 – November 2005; Senior Officer of various affiliated entities of Bank of America, including other registered and unregistered funds.	10	None

P. Zachary Egan, 40, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

Peter T. Fariel, 51, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 38, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 38, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 51, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes, 44, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003.	10	None

Robert A. Mohn, 47, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher Olson, 44, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Robert P. Scales, 56, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP (public accounting firm).	10	None

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2008	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

Linda Roth-Wiszowaty, 39, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(2)  Mr. Wanger is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is a former officer of the Trust and a former employee of CWAM and because he owns securities issued by a controlling person of CWAM.

Columbia Acorn Family of Funds

Class A, B and C Share Information*

Minimum Initial Investment in
all Funds	$2,500† $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B*	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.16%	0.26%	0.19%
Net Expense Ratio	1.05%	1.65%	1.83%
Columbia Acorn International	Class A	Class B*	Class C
Management Fees	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.29%	0.38%	0.31%
Net Expense Ratio	1.31%	1.90%	2.08%
Columbia Acorn USA	Class A	Class B*	Class C
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.17%	0.30%	0.21%
Net Expense Ratio	1.29%	1.92%	2.08%
Columbia Acorn International Select	Class A	Class B*	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.35%	0.48%	0.40%
Net Expense Ratio	1.54%	2.17%	2.34%
Columbia Acorn Select	Class A	Class B*	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.19%	0.32%	0.24%
Net Expense Ratio	1.24%	1.87%	2.04%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the year ended December 31, 2008, and for Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2009.

  *  Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

  **  Does not include estimated fees and expenses of 0.71% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  Effective August 1, 2008, the initial minimum investment for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select was reduced as noted. Prior to this change, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select had minimum initial investment ranges of $0 to $75,000, $0 to $75,000 and $0 to $100,000, respectively. Certain exclusions may apply.

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Columbia Acorn Family of Funds

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call 800-922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia Wanger Asset Management, L.P. ("CWAM") is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Annual Report, December 31, 2008

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

© 2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-42/4941-1208 09/74159

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David C. Kleinman, Robert E. Nason and John A. Wing, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$215,300	$210,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$11,000	$33,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$41,400	$48,600

Tax Fees incurred in both fiscal years 2008 and 2007 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$136,100	$130,000

In both fiscal years 2008 and 2007, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2008 and December 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$188,500	$211,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)   The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)   Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 25, 2009

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 25, 2009